UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2018
Classes A, C, I, O, P*, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

*Patent Pending
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.voyainvestments.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

PRESIDENT’S LETTER

Volatility Moves Back in to Stay
Dear Shareholder,
The end of the reporting period marked the return of volatility to the financial markets, and no asset class was immune from price swings. Rising geopolitical stress, fears of a looming trade war with China and political drama from Washington gave investors the jitters. A rise in U.S. Treasury yields that began late in the fourth quarter of 2017 led to a massive volatility spike for the stock and bond markets. Although the sharp rise of volatility marked a sudden change of direction from recent conditions, it was in fact a return to historically normal financial market behavior.
Positive signals — from housing starts to industrial production to emergent inflation — reinforce the view, in our opinion, that the global economy is healthy, even if the growth outlook may be moderating. We do not expect a meaningful downshift of growth, more likely a cooling off from well above trend levels. Corporate profits are an area of fundamental support for stock prices, as we are seeing in strong first-quarter earnings reporting.
Amid elevated volatility, we continue to believe that staying fully invested and globally diversified is an effective way to navigate the potential for market turbulence going forward. While the many economic regions of the globe can influence each other, they do not move in lockstep. Broad global diversification across continents, markets and asset classes remains, in our opinion, important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe it behooves investors to follow their asset allocation plan and avoid the temptation to time entry or exit points. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 27, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended March 31, 2018

In our semi-annual report we described the backdrop as global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, added 6.72% for the half-year. A “buy-the-dip” mentality prevailed, in which any disappointment or setback was soon forgiven, leaving the Index to resume its advance. But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, but the Index was still able to build on its first half increase, ending the fiscal year up 9.90%. (The Index returned 13.59% for the year ended March 31, 2018, measured in U.S. dollars.)
Expectations for the new Administration’s agenda of massive infrastructure spending, tax reductions and lighter financial regulation to boost stocks soon faded in 2017. The agenda seemed to have stumbled in a tangle of unsuccessful attempts through July to repeal and replace the Affordable Care Act.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of broadly based, improving global growth and corporate earnings, with monetary conditions still accommodative, that was credited with keeping equity markets firm.
In the euro zone, the improvement in the economy persisted. Fourth quarter growth in gross domestic product (“GDP”) was reported at 2.7% year-over-year, slightly faster than in the U.S. Unemployment edged down to 8.6%, the lowest since December 2008.
China’s GDP growth was a healthy 6.8% year-over-year in the fourth quarter of 2017 and 6.9% for the whole year. Imports were mostly growing at double-digit year-over-year rates, supporting global demand.
Even Japan contributed some good news with an eighth consecutive quarter of GDP growth reported.
In the U.S., unemployment continued to shrink during the period to 4.1%, a 17-year low. The October employment report showed a decline of 33,000 jobs, but we believe this was obviously related to events in September. That month started with devastating hurricanes, rising geo-political tensions with North Korea and an apparently stalled legislative agenda. But by the end, the weather had improved, tensions eased and the outline of the long-awaited tax reform program was announced.
By mid-December, new unemployment claims were near a 44-year low. GDP recorded growth of 3.06% annualized in the second quarter of 2017 and 3.16% in the third. The progression of tax reform from outline to law took place in fits and starts, but the final product was signed into law on December 22. For investors, the key feature was the reduction in the corporate tax rate to 21%, which we believed would probably be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) for the third time in 2017 from 1.25% to 1.50%, with three more increases projected for 2018. As the year ended, however, some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident. Investors soon found out. In late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. Wage and price inflation accelerated in February, while the March employment report showed 313,000 new jobs created. On March 21, the FOMC raised rates from 1.50% to 1.75%.
But by then investors had something else to worry about. On March 1, the White House announced tariffs of 25% on imported steel and 10% on imported aluminum, followed three weeks later by specific tariffs on Chinese imports. While these measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear.
Having set a new record on January 26, the Index fell 7.27% by the end of March.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 1.20% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond Index edged up 0.43%, as almost the entire Treasury yield curve rose but became flatter. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 2.70%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 3.78%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 13.99% in the twelve months. The earnings per share of its constituent companies touched 15% growth year-over-year in the fourth quarter of 2017, with better still to come, in our view. The technology sector was the leader, up 27.68%. Telecommunications was the weakest sector, down 4.86%, under late pressure from rising interest rates.
In currencies, the dollar fell 13.51% against the euro, 10.81% against the pound and 4.43% against the yen. While the U.S. was far ahead of the other regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria that had driven the dollar higher.
In international markets, the MSCI Japan® Index gained 14.19% over the year, in an environment of improving corporate governance and profitability, plus support from the Bank of Japan. The MSCI Europe ex UK® Index added just 2.48%, fading latterly as the stronger euro weighed on corporate earnings and the fiscal boost in the U.S. boosted that market’s relative attractiveness. The MSCI UK® Index actually fell 0.24%. Sentiment suffered from a slowing economy, uncertainty and a lack of progress on Brexit negotiations, exacerbated by the precarious position of the UK’s political leadership.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2018 (as a percentage of net assets)

U.S. Government Agency Obligations	67.4%
Collateralized Mortgage Obligations	63.5%
Commercial Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.2%
Liabilities in Excess of Other Assets*	(31.6)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Ph.D., Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the year ended March 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.08% compared to the Bloomberg Barclays GNMA Index (the “Index” or “Bloomberg Barclays GNMA”), which returned 0.28%, for the same period.
Portfolio Specifics: Positive contributions to the Fund’s performance was largely attributed to “off-benchmark” GNMA collateralized mortgage obligations (CMOs). In general, these cash flows provide higher carry (coupon less amortization) than comparable benchmark GNMA pools. The Fund had increased exposure to GNMA floating-rate securities that performed well.
Much of the past 12 months featured minimal market surprises. This led to a period of historically low volatility, especially in the interest rate markets. Agency mortgage-backed securities (“MBS”) performed well in the second half of 2017 along with most fixed-income spread assets and equities (spread is the difference in yield between MBS and comparable maturity U.S. Treasury securities). MBS outperformed in late 2017 despite the long-anticipated start of re-investment “tapering,” as the Federal Reserve Board (“Fed”) began to reduce its holdings of U.S. Treasury and agency MBS securities, purchased to support the economy during the financial crisis.
For the reporting period, the Fund outperformed the Index before deducting fees and operating expenses, but lagged the Index net of those costs. The Fund’s GNMA holdings skewed to off-Index positions during the fiscal year. The Fund held both fixed-rate and floating-rate securities, chosen to produce higher long-term spreads compared to Index positions. In general, these securities have historically outperformed over the long run, as well as during periods of increased uncertainty and volatility. In times of low volatility, however, their performance tends to lag due to pricing. This is important in understanding the quarterly and even monthly relative performance of the Fund to its Index. There were three months over the past fiscal year (April 2017, January 2018 and February 2018) when markets experienced increased volatility. During those months, the Fund outperformed the Index, whereas during the nine months of low volatility Fund outperformance was marginal.
We kept the Fund’s duration modestly lower than the Index throughout the fiscal year, with an emphasis on underweighting the front end of the yield curve, i.e., shorter maturities. Duration and yield curve exposure were both helpful to performance.
The Fund only uses U.S. Treasury futures to hedge exposure to interest rate risk. The net impact of duration and curve exposure using Treasury futures was positive for the period.
Current Strategy & Outlook: The stability in financial markets observed for most of 2017 has concluded. Quantitative easing in the United States is fading and we believe it is likely that Europe will follow by the end of this year. Along with market uncertainty, there is political risk that investors need to incorporate into their framework. Moreover, supply pressure is growing in fixed income markets, with increased Treasury issuance and lower demand for certain securities as U.S. firms repatriate some assets.
This fundamental shift in risk is concerning for some agency MBS. We continue to see value in off-Index “carry” bonds, but Index securities are less attractive for several reasons:
1.
The net supply of MBS in the near-term will likely be robust, especially when including the reduced demand from the Fed.

2.
Relative value of MBS is good versus Treasuries, but is less attractive versus high-grade corporate bonds.

3.
MBS demand from overseas investor and domestic banks has kept spreads firm for the past few years. Now it is possible the demand from these two major players will underwhelm in the near-term.

With this in mind, we continue to manage the Fund seeking high current income investments, while also taking advantage of tactical opportunities in the marketplace. Our focus remains on specified GNMA pools and collateralized mortgage obligations that provide attractive current income while minimizing prepayment and extension risks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya GNMA Income Fund

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-2.46%	0.83%	2.98%
Class C(2)	-1.54%	0.59%	2.48%
Class I	0.37%	1.63%	3.54%
Class W	0.33%	1.60%	3.52%
Excluding Sales Charge:
Class A	0.08%	1.34%	3.24%
Class C	-0.56%	0.59%	2.48%
Class I	0.37%	1.63%	3.54%
Class W	0.33%	1.60%	3.52%
Bloomberg Barclays GNMA	0.28%	1.48%	3.45%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Voya High Yield Bond Fund	Portfolio Managers’ Report

Sector Diversification as of March 31, 2018 (as a percentage of net assets)

Consumer, Non-cyclical	18.9%
Consumer, Cyclical	16.6%
Energy	15.3%
Communications	14.8%
Industrials	10.0%
Basic Materials	8.1%
Technology	6.3%
Financials	5.8%
Utilities	1.6%
Consumer Discretionary**	0.0%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.005%.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Rick Cumberledge, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.52%, compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 3.78%, for the same period.
Portfolio Specifics: For the year ended March 31, 2018, the Fund underperformed the Index.
Our wireline positioning in Windstream Services LLC, Frontier Communications Corp. and Uniti Group LP, detracted from performance, as these businesses continued to struggle with secular declines in their core businesses. We exited our Windstream Services LLC and Uniti Group LP positions and continue to assess our Frontier Communications Corp. positioning. Our holding in PetSmart, Inc. had the largest negative impact on performance, as the company’s gains in its less profitable online division failed to offset the impact from sales declines in its traditional brick and mortar retail space. We underperformed in consumer products, mainly due to an overweight in Revlon Consumer Products Corp., which is losing market share to new online competitors in the beauty products industry.
Our overweight to the independent energy space contributed to results, bolstered by strong credit selection from holdings such as California Resources Corp. and EP Energy, Inc. Likewise, both our overweight and credit selection in the pharmaceutical sector were additive to results, as our long-held position in Valeant Pharmaceuticals International Corp. traded higher. Other
Top Ten Holdings as of March 31, 2018* (as a percentage of net assets)

Sprint Corp., 7.125%, 06/15/24	0.9%
Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/21	0.8%
HCA, Inc., 5.375%, 02/01/25	0.7%
WPX Energy, Inc., 6.000%, 01/15/22	0.6%
HCA Healthcare, Inc., 6.250%, 02/15/21	0.6%
First Data Corp., 7.000%, 12/01/23	0.5%
Sprint Corp., 7.250%, 09/15/21	0.5%
MPH Acquisition Holdings LLC, 7.125%, 06/01/24	0.5%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 02/15/26	0.5%
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.250%, 10/15/25	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily
contributors to performance included our overweight in chemicals and our underweight in oil field services.
Current Strategy & Outlook: Volatility returned to financial markets in the first quarter of 2018, as the prospect of continued rate increases by the Federal Reserve Board began to weigh on the Treasury market, which, in turn, pressured valuations in risk markets. Political posturing around trade agreements has added to the unease. While spreads have been able to absorb some of the increase in rates, we believe high yield performance would likely be hurt if the yield on the 10-year Treasury breaches 3%. However, it’s important to note that high yield credit fundamentals as a whole continue to be sound in our view.
In keeping with our view of solid U.S. growth, we maintain a slight cyclical bias and an overweight to B-rated and CCC-rated bonds. We are neutral to the Index from a duration perspective. In our view, there will continue to be winners and losers within retail and we believe there is still upside to some of our current holdings despite their recent outperformance. We continue to be positive on energy, as oil and natural gas inventories have declined. That being said, we believe credit selection will be key as we do not expect outcomes to be uniform across the sector. Healthcare is more difficult to gauge, in our opinion, given the impact of changes in laws and regulations, but we continue to monitor developments in search of opportunities.

*
Effective March 31, 2018, Matthew Toms no longer serves as a portfolio manager for the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class I July 31, 2008	Since Inception of Class P June 14, 2013	Since Inception of Class R January 30, 2014	Since Inception of Class R6 August 3, 2016
Including Sales Charge:
Class A(1)	-0.07%	3.72%	6.61%	—	—	—	—
Class C(2)	0.78%	3.46%	6.08%	—	—	—	—
Class I	2.87%	4.62%	—	7.81%	—	—	—
Class P	3.63%	—	—	—	5.51%	—	—
Class R	2.39%	—	—	—	—	3.64%	—
Class R6(3)	2.97%	4.66%	—	—	—	—	7.84%
Class W(4)	2.78%	4.52%	7.20%	—	—	—	—
Excluding Sales Charge:
Class A	2.52%	4.24%	6.88%	—	—	—	—
Class C	1.75%	3.46%	6.08%	—	—	—	—
Class I	2.87%	4.62%	—	7.81%	—	—	—
Class P	3.63%	—	—	—	5.51%	—	—
Class R	2.39%	—	—	—	—	3.64%	—
Class R6(3)	2.97%	4.66%	—	—	—	—	7.84%
Class W(4)	2.78%	4.52%	7.20%	—	—	—	—
Bloomberg Barclays High Yield Bond – 2% Issuer Constrained Composite	3.78%	5.00%	8.32%	8.55%	5.23%	4.75%	8.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
Class W incepted on July 29, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2018 (as a percentage of net assets)

Corporate Bonds/Notes	32.7%
U.S. Treasury Obligations	23.7%
U.S. Government Agency Obligations	14.8%
Asset-Backed Securities	12.3%
Collateralized Mortgage Obligations	11.5%
Commercial Mortgage-Backed Securities	5.9%
Foreign Government Bonds	5.0%
Preferred Stock**	0.0%
Liabilities in Excess of Other Assets*	(5.9)%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.005%.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by David Goodson, Randall Parrrish, CFA, and Matthew Toms, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.75% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 1.20% for the same period.
Portfolio Specifics: The Fund outperformed the Index during the reporting period due to a combination of sector allocation and security selection. With regard to sector allocation, exposures to non-agency residential mortgage-backed securities (“RMBS”), credit risk transfer securities (“CRTs”) and corporate high yield corporate bonds were the largest contributors to the Fund’s returns. In addition, overweight positions in emerging markets contributed to results. Security selection across commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”) within the asset-backed security (“ABS”) sector were the largest contributors to performance. Investment grade corporate security selection that focused on lower quality, high-grade issuers with longer maturities added to returns. Meanwhile, duration and yield curve positioning did not materially affect returns over the period.
The 12 months ended March 31, 2018 saw yields move higher and spreads narrow (spreads are the differences in yield between, for example, corporate bonds and comparable maturity U.S. Treasury securities.) However, the intra-period swings in the market were larger than a cursory view of beginning and ending observations would suggest. Treasury yields continued to march higher, as the two-year Treasury yield rose from 1.26% to 2.27%, whereas the 10-year Treasury yield moved from 2.39% to 2.74%. Shorter-dated Treasury yields rose as the Federal Reserve Board (“Fed”) continued its path of gradual hikes in the federal funds target rate. Meanwhile, the rise in the 10-year yield was muted by a lack of inflationary pressures and demand for longer-dated securities from pension funds. The move higher in 10-year yields occurred in the latter part of the reporting period, when expectations for inflation rose after the passage of corporate tax reform.
Spread sectors broadly outperformed Treasuries during the reporting period as a whole. As volatility came back in the beginning of 2018, however, some of the gains from earlier in the period were given back. Investment grade corporate bond spreads began the reporting period at 119 basis points (“bps”;
Top Ten Holdings as of March 31, 2018* (as a percentage of net assets)

United States Treasury Note, 2.250%, 03/31/20	6.3%
United States Treasury Note, 2.500%, 03/31/23	4.8%
United States Treasury Note, 2.375%, 03/15/21	4.3%
United States Treasury Bond, 2.750%, 11/15/47	3.5%
United States Treasury Bond, 2.750%, 02/15/28	2.6%
Fannie Mae, 3.000%, 04/01/48	2.6%
Freddie Mac, 3.500%, 04/01/48	2.0%
Freddie Mac, 4.000%, 05/01/48	0.8%
Ginnie Mae, 3.500%, 04/01/48	0.7%
Freddie Mac 326 350, 3.500%, 03/15/44	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
1.19%) and narrowed to a post financial crisis tight of 85 bps (0.85%). This narrowing was the result of positive fundamentals related to corporate earnings, global growth and the passage of U.S. corporate tax reform bill. The market saw spread widening in 2018, triggered by the above-noted spike in volatility, to end the reporting period at 109 bps (1.09%). High yield corporate bonds followed a similar pattern to the investment grade corporate bond market.
Securitized assets outperformed Treasuries, along with less volatility compared to corporate credit sectors during the reporting period. Non-agency RMBS and credit risk transfer securities remained well supported by a strong housing market and confident consumer. CMBS overcame Amazon-related retail headwinds and price volatility amid the hurricane season, then saw these concerns recede, supporting their performance. CLOs benefited from the rising rate environment because of their floating rate nature. Elsewhere, agency mortgage-backed securities (“MBS”) which outperformed during the period, began to underperform as the Fed started its balance sheet normalization, removing a large buyer from the agency MBS market.
The Fund primarily used futures and swaps for cash management purposes. As a result, derivatives had a positive impact on performance during the reporting period.
Current Strategy & Outlook: Volatility has returned, and we believe it is here to stay. At this stage in the business cycle, we believe volatility creates opportunity; we believe that security selection, while always important, becomes an even greater focus. We maintain our positive stance on securitized assets, most notably CLOs, non-agency RMBS and CMBS. We remain underweight agency RMBS, as we believe the unwinding of the Fed’s balance sheet skews risks to the downside for the sector. Within corporate credit, volatility has led to increased dispersion among industries and issuers. Therefore, we look to these recent, volatility-induced pullbacks to find value in securities that we believe will benefit the most from the solid macroeconomic backdrop. We also hold a favorable view of emerging markets debt, particularly local rates, where we have added positions in countries that we think are less vulnerable to a more protectionist U.S. stance. Finally, while we are modestly overweight overall duration, a closer look at the complexion of our duration contribution shows an underweight in the most rate sensitive sectors: U.S. Treasuries, government-related issuers and agency mortgages.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Randall Parrish and David Goodson were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Intermediate Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-0.83%	1.91%	3.77%
Class C(2)	0.00%	1.69%	3.26%
Class I	2.09%	2.81%	4.37%
Class O	1.75%	2.44%	4.03%
Class R	1.60%	2.20%	3.78%
Class R6(3)	2.20%	2.82%	4.37%
Class W	2.00%	2.71%	4.46%
Excluding Sales Charge:
Class A	1.75%	2.43%	4.03%
Class C	0.99%	1.69%	3.26%
Class I	2.09%	2.81%	4.37%
Class O	1.75%	2.44%	4.03%
Class R	1.60%	2.20%	3.78%
Class R6(3)	2.20%	2.82%	4.37%
Class W	2.00%	2.71%	4.46%
Bloomberg Barclays U.S. Aggregate Bond	1.20%	1.82%	3.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Short Term Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2018 (as a percentage of net assets)

Corporate Bonds/Notes	63.8%
Asset-Backed Securities	16.8%
Commercial Mortgage-Backed Securities	10.4%
Collateralized Mortgage Obligations	3.7%
U.S. Treasury Obligations	1.3%
U.S. Government Agency Obligations	1.1%
Foreign Government Bonds	0.1%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2018, the Fund’s Class A shares provided a total return of 0.35% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 0.24%, for the same period.
Portfolio Specifics: Sector allocation, followed by security selection, contributed the most to the Fund’s outperformance. Investment grade corporate bonds, high yield corporate bonds, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) allocations contributed the most to performance. In addition, the Fund’s allocation to higher credit quality collateralized loan obligations (“CLOs”) contributed.
As mentioned, our allocations to investment grade and high yield corporate bonds were positive for returns. These sectors rallied during the reporting period on expectations of higher growth, improving fundamentals and lower defaults. We believe the upcoming corporate earnings season to be supportive, particularly on a year-over-year basis. In our opinion, supply/demand technicals remain supportive for high yield corporate bonds. Inflows are beginning to pick back up after some outflows late in the reporting period.
Within ABS, strong fundamentals across almost all sub-sectors and a relatively well-positioned consumer could support tighter or stable spreads (spreads are the difference in yield between securities such as ABS and comparable maturity U.S. Treasury securities). We favored CLOs as rates and LIBOR move higher, enhancing coupon carry and foreign demand continued to rise.
Top Ten Holdings as of March 31, 2018* (as a percentage of net assets)

JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.408%, 08/15/46	1.0%
United States Treasury Note, 2.250%, 02/29/20	0.8%
Dell International LLC/EMC Corp., 4.420%, 06/15/21	0.7%
Ginnie Mae Series 2014-53 JM, 7.134%, 04/20/39	0.7%
Toronto-Dominion Bank, 2.250%, 11/05/19	0.7%
PNC Bank NA, 2.400%, 10/18/19	0.6%
Intel Corp., 2.450%, 07/29/20	0.6%
Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/28	0.6%
Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/23	0.6%
Capital One Multi-Asset Execution Trust 2016-A6 A6, 1.820%, 09/15/22	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Our CMBS allocation, with security selection to higher credit quality based on favorable fundamentals, contributed to performance.
Swaps, options and futures where used minimally in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) slightly detracted from performance over the reporting period.
Current Strategy & Outlook: Volatility has returned, and we believe it is here to stay. At this stage in the business cycle, we believe volatility creates opportunity; we believe that security selection, while always important, becomes an even greater focus. We maintain our positive stance on securitized assets, most notably CLOs, non-agency residential mortgage-backed securities (“RMBS”) and CMBS. In contrast, we remain underweight agency RMBS, as we believe the unwinding of the Federal Reserve’s balance sheet skews risks to the downside for this portion of the market. Within the corporate bond market, volatility has led to increased dispersion among industries and issuers. Therefore, we look to these recent, volatility-induced pullbacks to find value in bonds that we believe will benefit most from the solid macroeconomic backdrop. We also hold a favorable view of emerging markets debt, particularly local rates, where we have added positions in countries that we think are less vulnerable to a more protectionist U.S. stance.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Randall Parrish and David Goodson were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	Since Inception of Classes A, C, I, and W December 19, 2012	Since Inception of Class R6 July 31, 2013	Since Inception of Class R July 31, 2014
Including Sales Charge:
Class A(1)	-2.13%	0.45%	0.45%	—	—
Class C(2)	-1.38%	0.20%	0.17%	—	—
Class I	0.55%	1.22%	1.19%	—	—
Class R	0.10%	—	—	—	0.58%
Class R6(3)	0.68%	1.27%	—	1.24%	—
Class W	0.50%	1.18%	1.15%	—	—
Excluding Sales Charge:
Class A	0.35%	0.96%	0.93%	—	—
Class C	-0.40%	0.20%	0.17%	—	—
Class I	0.55%	1.22%	1.19%	—	—
Class R	0.10%	—	—	—	0.58%
Class R6(3)	0.68%	1.27%	—	1.24%	—
Class W	0.50%	1.18%	1.15%	—	—
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.24%	0.76%	0.77%	0.77%	0.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2018 (as a percentage of net assets)

Commercial Mortgage-Backed Securities	19.0%
Asset-Backed Securities	15.1%
Bank Loans	14.8%
Collateralized Mortgage Obligations	12.8%
Corporate Bonds/Notes	12.4%
Foreign Government Bonds	8.4%
U.S. Treasury Obligations	3.8%
U.S. Government Agency Obligations**	0.0%
Assets in Excess of Other Liabilities*	13.7%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.005%.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Sean Banai, CFA, Brian Timberlake, Ph.D., CFA, and Matthew Toms, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.01% compared to the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the “Index” or “ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity”), which returned 1.21%, for the same period.
Portfolio Specifics: For the year ended March 31, 2018, the Fund outperformed the Index. Sector allocation generated most of the outperformance, followed by security selection. Non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), high yield corporate bonds and bank loans contributed to performance. In addition, the Fund’s allocation to higher credit quality Alt-A, and credit risk transfer (“CRTs”) securities, within the non-agency RMBS sector, were additive for results.
Security selection of CMBS interest only securities and a higher credit quality allocation within the CMBS sector contributed to performance. Throughout the reporting period, we believe CMBS looked attractive based on supportive relative value and favorable technical factors. Nonetheless, we maintained our neutral long-term outlook as fundamentals, while strong, have broadly plateaued.
Our allocation to high yield corporate bonds added to results. The sector rallied on the expectations of higher growth, modestly improving fundamentals — largely due to stabilized commodity prices — and lower defaults. We believe the upcoming earnings season to be supportive, particularly on a year-over-year basis. Supply/demand technical factors remain supportive for high yield corporate bonds and inflows are beginning to pick back up after some outflows in February 2018. Spreads for the sector finished the period narrower than the start of the year, although defaults were minimal.
The Fund’s exposure to bank loans also boosted results. Bank loan prices generally moderated over the course of the reporting period. Strong
Top Ten Holdings as of March 31, 2018* (as a percentage of net assets)

Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	1.1%
United States Treasury Note, 1.625%, 03/31/19	1.1%
PFP 2017-4 E Ltd., 6.627%, 07/14/35	1.0%
BANK 2017-BNK4 E, 3.357%, 05/15/50	0.9%
Russian Federal Bond – OFZ, 7.600%, 07/20/22	0.9%
Core Industrial Trust 2015-TEXW E, 3.849%, 02/10/34	0.8%
United States Treasury Note, 2.375%, 03/15/21	0.8%
United States Treasury Note, 2.500%, 03/31/23	0.7%
FREMF Mortgage Trust 2012-K706 P, 4.428%, 11/25/44	0.7%
Wells Fargo Commercial Mortgage Trust 2018-BXI E, 3.933%, 12/15/36	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
investor demand versus lagging loan supply continued to support the sector.
The Fund’s emerging markets debt allocation, with a bias toward local currency interest rate risk and hard currency sovereigns, were additive. However, country differentiation remained a key to driving results.
The Fund’s cash and treasury positions detracted from performance. Curve positioning in agency mortgages slightly detracted value. Shorter duration profile relative to the curve, although not a large detractor, slightly detracted from results as the curve flattened over the period.
Treasury futures, an offsetting hedge used to mitigate interest rate volatility, did not have a meaningful impact on performance. Credit default swaps and foreign exchange positioning contributed modestly to results during the reporting period.
Current Strategy & Outlook: Volatility has returned, and we believe it is here to stay. At this stage in the cycle, we believe volatility creates opportunity; and that security selection, while always important, becomes an even greater focus. We maintain our positive stance on securitized assets, most notably collateralized loan obligations and non-agency RMBS and CMBS. We remain underweight in agency mortgage-backed securities, as we believe the unwinding of the Federal Reserve Board’s balance sheet skews risks to the downside for agency RMBS. Within the corporate bond market, volatility has led to increased dispersion among industries and issuers. Therefore, we look to these recent, volatility-induced pullbacks to find value in securities that we believe will benefit the most from the solid macroeconomic backdrop. We also hold a favorable view of emerging markets debt, particularly local rates, where we have added positions in countries that we think are less vulnerable to a more protectionist U.S. stance.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Brian Timberlake and Sean Banai were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	Since Inception of Classes A, C, I, R, and W November 2, 2012	Since Inception of Class R6 October 23, 2015
Including Sales Charge:
Class A(1)	1.41%	2.91%	3.09%	—
Class C(2)	2.24%	2.60%	2.76%	—
Class I	4.37%	3.82%	3.97%	—
Class R	3.76%	3.13%	3.28%	—
Class R6(3)	4.41%	3.79%	—	3.95%
Class W	4.27%	3.49%	3.67%	—
Excluding Sales Charge:
Class A	4.01%	3.43%	3.58%	—
Class C	3.24%	2.60%	2.76%	—
Class I	4.37%	3.82%	3.97%	—
Class R	3.76%	3.13%	3.28%	—
Class R6(3)	4.41%	3.79%	—	3.95%
Class W	4.27%	3.49%	3.67%	—
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity	1.21%	0.55%	0.54%	0.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2018*	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2018*
Voya GNMA Income Fund
Class A	$1,000.00	$989.20	0.95%	$4.71	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	985.30	1.70	8.41	1,000.00	1,016.45	1.70	8.55
Class I	1,000.00	989.50	0.65	3.22	1,000.00	1,021.69	0.65	3.28
Class W	1,000.00	989.30	0.70	3.47	1,000.00	1,021.44	0.70	3.53
Voya High Yield Bond Fund
Class A	$1,000.00	$990.20	1.07%	$5.31	$1,000.00	$1,019.60	1.07%	$5.39
Class C	1,000.00	987.70	1.82	9.02	1,000.00	1,015.86	1.82	9.15
Class I	1,000.00	993.10	0.72	3.58	1,000.00	1,021.34	0.72	3.63
Class P	1,000.00	996.20	0.06	0.30	1,000.00	1,024.63	0.06	0.30
Class R	1,000.00	990.20	1.32	6.55	1,000.00	1,018.35	1.32	6.64
Class R6	1,000.00	993.00	0.66	3.28	1,000.00	1,021.64	0.66	3.33
Class W	1,000.00	991.50	0.82	4.07	1,000.00	1,020.84	0.82	4.13

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2018*	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2018*
Voya Intermediate Bond Fund
Class A	$1,000.00	$989.30	0.67%	$3.32	$1,000.00	$1,021.59	0.67%	$3.38
Class C	1,000.00	986.60	1.42	7.03	1,000.00	1,017.85	1.42	7.14
Class I	1,000.00	992.00	0.35	1.74	1,000.00	1,023.19	0.35	1.77
Class O	1,000.00	989.30	0.67	3.32	1,000.00	1,021.59	0.67	3.38
Class R	1,000.00	989.10	0.92	4.56	1,000.00	1,020.34	0.92	4.63
Class R6	1,000.00	992.00	0.31	1.54	1,000.00	1,023.39	0.31	1.56
Class W	1,000.00	991.50	0.42	2.09	1,000.00	1,022.84	0.42	2.12
Voya Short Term Bond Fund
Class A	$1,000.00	$995.00	0.77%	$3.83	$1,000.00	$1,021.09	0.77%	$3.88
Class C	1,000.00	990.20	1.52	7.54	1,000.00	1,017.35	1.52	7.64
Class I	1,000.00	995.40	0.51	2.54	1,000.00	1,022.39	0.51	2.57
Class R	1,000.00	992.60	1.02	5.07	1,000.00	1,019.85	1.02	5.14
Class R6	1,000.00	996.60	0.48	2.39	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	995.20	0.52	2.59	1,000.00	1,022.34	0.52	2.62
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,012.50	1.05%	$5.27	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,008.60	1.80	9.01	1,000.00	1,015.96	1.80	9.05
Class I	1,000.00	1,014.80	0.70	3.52	1,000.00	1,021.44	0.70	3.53
Class R	1,000.00	1,011.20	1.30	6.52	1,000.00	1,018.45	1.30	6.54
Class R6	1,000.00	1,014.90	0.66	3.32	1,000.00	1,021.64	0.66	3.33
Class W	1,000.00	1,013.70	0.80	4.02	1,000.00	1,020.94	0.80	4.03

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund (the “Funds”), each a series of Voya Funds Trust, including the summary portfolios of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
May 24, 2018

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2018

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,340,229,142	$547,498,761	$5,804,641,213
Short-term investments at fair value**	52,503,159	38,466,391	717,251,302
Cash	—	—	4,558,452
Cash collateral for futures	2,356,000	—	4,582,717
Cash pledged for centrally cleared swaps (Note 2)	—	—	22,390,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	500,000
Foreign currencies at value***	—	—	1,533,529
Receivables:
Investment securities sold	—	4,682,063	132,557,315
Investment securities sold on a delayed-delivery or when-issued basis	7,218,999	—	64,838,145
Fund shares sold	994,767	292,684	50,762,134
Dividends	—	6,789	123,926
Interest	2,942,692	9,626,362	35,641,265
Foreign tax reclaims	—	—	43,009
Unrealized appreciation on forward foreign currency contracts	—	—	617,589
Unrealized appreciation on forward premium swaptions	—	—	401,311
Variation margin receivable on centrally cleared swaps	—	—	314,107
Prepaid expenses	36,706	70,906	120,248
Reimbursement due from manager	112,025	—	—
Other assets	40,437	15,459	93,187
Total assets	1,406,433,927	600,659,415	6,840,969,449
LIABILITIES:
Income distribution payable	336,773	71,593	1,380,326
Payable for investment securities purchased	—	6,004,600	739,341,692
Payable for investment securities purchased on a delayed-delivery or when-issued basis	383,610,174	—	458,688,342
Payable for fund shares redeemed	1,543,989	2,318,798	7,794,003
Payable upon receipt of securities loaned	—	29,171,391	148,711,660
Unrealized depreciation on forward foreign currency contracts	—	—	1,645,513
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	1,106,000	—	1,906,000
Payable for investment management fees	493,992	220,217	1,238,917
Payable for distribution and shareholder service fees	157,975	21,018	197,513
Payable to custodian due to bank overdraft	397,950	63,333	—
Payable to trustees under the deferred compensation plan (Note 6)	40,437	15,459	93,187
Payable for trustee fees	5,737	3,086	23,256
Other accrued expenses and liabilities	137,147	167,628	779,773
Total liabilities	387,830,174	38,057,123	1,361,800,182
NET ASSETS	$1,018,603,753	$562,602,292	$5,479,169,267
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,053,770,221	$574,570,442	$5,584,868,482
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(1,837,122)	320,898	(4,280,587)
Accumulated net realized loss	(23,549,239)	(10,783,711)	(73,096,588)
Net unrealized depreciation	(9,780,107)	(1,505,337)	(28,322,040)
NET ASSETS	$1,018,603,753	$562,602,292	$5,479,169,267
+ Including securities loaned at value	$—	$28,363,810	$145,961,753
* Cost of investments in securities	$1,348,814,188	$549,004,098	$5,829,899,583
** Cost of short-term investments	$52,502,141	$38,466,391	$717,273,650
*** Cost of foreign currencies	$—	$—	$1,535,316
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2018 (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$435,118,183	$52,993,821	$444,864,516
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	52,748,782	6,712,914	44,923,590
Net asset value and redemption price per share†	$8.25	$7.89	$9.90
Maximum offering price per share (2.50%)(1)	$8.46	$8.09	$10.15
Class C
Net assets	$76,535,139	$10,512,644	$30,922,367
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,325,627	1,332,137	3,127,220
Net asset value and redemption price per share†	$8.21	$7.89	$9.89
Class I
Net assets	$350,325,781	$149,279,187	$2,510,745,525
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	42,407,532	18,941,522	253,701,829
Net asset value and redemption price per share	$8.26	$7.88	$9.90
Class O
Net assets	n/a	n/a	$30,751,827
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,105,514
Net asset value and redemption price per share	n/a	n/a	$9.90
Class P
Net assets	n/a	$132,713,194	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	16,807,823	n/a
Net asset value and redemption price per share	n/a	$7.90	n/a
Class R
Net assets	n/a	$791,154	$186,903,588
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	100,155	18,849,813
Net asset value and redemption price per share	n/a	$7.90	$9.92
Class R6
Net assets	n/a	$117,342,787	$1,514,794,959
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	14,866,821	153,082,293
Net asset value and redemption price per share	n/a	$7.89	$9.90
Class W
Net assets	$156,624,650	$98,969,505	$760,186,485
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	18,937,429	12,520,689	76,867,695
Net asset value and redemption price per share	$8.27	$7.90	$9.89

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2018

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$103,129,249	$326,014,194
Short-term investments at fair value**	4,348,600	54,543,095
Cash	1,329	3,415,918
Cash collateral for futures	208,312	1,144,000
Cash pledged for centrally cleared swaps (Note 2)	—	5,281,000
Foreign currencies at value***	56,637	487,898
Receivables:
Investment securities sold	205,871	6,536,877
Fund shares sold	6,388	5,244,737
Dividends	5,198	40,621
Interest	634,074	2,531,237
Unrealized appreciation on forward foreign currency contracts	—	1,118,462
Unrealized appreciation on forward premium swaptions	4,053	43,800
Prepaid expenses	56,365	77,431
Reimbursement due from manager	11,989	18,848
Other assets	3,156	2,734
Total assets	108,671,221	406,500,852
LIABILITIES:
Income distribution payable	578	415,313
Payable for investment securities purchased	1,539,764	21,995,981
Payable for fund shares redeemed	373,497	1,318,850
Payable upon receipt of securities loaned	581,600	3,169,609
Unrealized depreciation on forward foreign currency contracts	—	1,032,539
Variation margin payable on centrally cleared swaps	—	410,095
Payable for investment management fees	41,390	148,874
Payable for distribution and shareholder service fees	1,612	15,442
Payable to trustees under the deferred compensation plan (Note 6)	3,156	2,734
Payable for trustee fees	526	1,207
Unfunded loan commitments (Note 11 )	—	48,486
Other accrued expenses and liabilities	28,620	60,860
Total liabilities	2,570,743	28,619,990
NET ASSETS	$106,100,478	$377,880,862
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$109,677,144	$376,402,785
Undistributed net investment income	239,106	155,497
Accumulated net realized gain (loss)	(2,666,167)	146,347
Net unrealized appreciation (depreciation)	(1,149,605)	1,176,233
NET ASSETS	$106,100,478	$377,880,862
+ Including securities loaned at value	$567,586	$3,082,218
* Cost of investments in securities	$104,252,628	$323,738,431
** Cost of short-term investments	$4,348,600	$54,543,095
*** Cost of foreign currencies	$55,805	$484,197
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2018 (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$2,617,701	$30,920,764
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	269,376	3,044,149
Net asset value and redemption price per share†	$9.72	$10.16
Maximum offering price per share (2.50%)(1)	$9.97	$10.42
Class C
Net assets	$728,472	$8,150,016
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	74,955	814,637
Net asset value and redemption price per share†	$9.72	$10.00
Class I
Net assets	$9,578,154	$194,923,764
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	986,022	19,089,445
Net asset value and redemption price per share	$9.71	$10.21
Class R
Net assets	$3,062	$5,168,362
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	315	512,883
Net asset value and redemption price per share	$9.72	$10.08
Class R6
Net assets	$93,093,754	$112,150,756
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	9,582,349	11,007,212
Net asset value and redemption price per share	$9.72	$10.19
Class W
Net assets	$79,335	$26,567,200
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	8,159	2,623,073
Net asset value and redemption price per share	$9.72	$10.13

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2018

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$50,931	$1,298,063
Interest, net of foreign taxes withheld*	29,939,710	38,494,484	150,329,791
Securities lending income, net	—	524,552	2,189,776
Total investment income	29,939,710	39,069,967	153,817,630
EXPENSES:
Investment management fees	6,436,751	3,693,994	12,557,862
Distribution and shareholder service fees:
Class A	1,188,157	149,642	1,120,480
Class B(1)	51	56	165
Class C	933,554	121,600	291,019
Class O	—	—	80,240
Class R	—	2,500	835,447
Transfer agent fees:
Class A	355,614	96,697	482,317
Class B(1)	4	9	17
Class C	69,766	19,644	31,299
Class I	321,641	111,156	853,060
Class O	—	—	34,534
Class P	—	4,425	—
Class R	—	808	179,894
Class R6	—	2,569	17,611
Class W	114,910	155,735	774,346
Shareholder reporting expense	256,500	42,038	202,625
Registration fees	101,826	93,730	250,384
Professional fees	81,275	42,340	207,786
Custody and accounting expense	179,346	103,271	696,035
Trustee fees	45,894	24,683	186,041
Miscellaneous expense	81,473	39,861	133,394
Interest expense	—	650	12,506
Total expenses	10,166,762	4,705,408	18,947,062
Waived and reimbursed fees	(207,535)	(858,422)	(14,855)
Net expenses	9,959,227	3,846,986	18,932,207
Net investment income	19,980,483	35,222,981	134,885,423
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,816,185)	3,196,262	(17,753,685)
Forward foreign currency contracts	—	—	(1,627,096)
Foreign currency related transactions	—	—	(922,940)
Futures	4,189,752	—	(2,501,470)
Swaps	—	—	9,225,135
Written options	—	—	32,349
Net realized gain (loss)	(2,626,433)	3,196,262	(13,547,707)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,935,002)	(18,952,563)	(44,448,700)
Forward foreign currency contracts	—	—	437,748
Foreign currency related transactions	—	—	(28,409)
Futures	(993,743)	—	2,975,715
Swaps	—	—	(11,991,771)
Written options	—	—	255,514
Net change in unrealized appreciation (depreciation)	(13,928,745)	(18,952,563)	(52,799,903)
Net realized and unrealized loss	(16,555,178)	(15,756,301)	(66,347,610)
Increase in net assets resulting from operations	$3,425,305	$19,466,680	$68,537,813
* Foreign taxes withheld	$—	$—	$101,427

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2018

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$17,893	$189,358
Interest, net of foreign taxes withheld*	2,432,202	10,804,426
Securities lending income, net	6,421	21,345
Total investment income	2,456,516	11,015,129
EXPENSES:
Investment management fees	473,606	1,487,891
Distribution and shareholder service fees:
Class A	12,658	60,639
Class C	9,368	49,553
Class R	14	22,659
Transfer agent fees:
Class A	2,229	33,949
Class C	393	6,968
Class I	9,717	32,812
Class R	1	6,541
Class R6	535	429
Class W	45	17,795
Shareholder reporting expense	1,825	9,435
Registration fees	72,865	98,374
Professional fees	14,365	21,471
Custody and accounting expense	27,375	124,730
Trustee fees	4,210	9,659
Miscellaneous expense	20,524	48,502
Interest expense	1,349	2,019
Total expenses	651,079	2,033,426
Waived and reimbursed fees	(119,493)	(186,527)
Net expenses	531,586	1,846,899
Net investment income	1,924,930	9,168,230
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(28,920)	326,418
Forward foreign currency contracts	—	(226,184)
Foreign currency related transactions	—	(356,142)
Futures	(109,943)	1,079,258
Swaps	—	709,747
Written options	—	39,074
Net realized gain (loss)	(138,863)	1,572,171
Net change in unrealized appreciation (depreciation) on:
Investments	(1,178,193)	(849,340)
Forward foreign currency contracts	—	214,066
Foreign currency related transactions	7,532	(2,286)
Futures	(41,099)	(604,346)
Swaps	—	(408,644)
Written options	—	(35,313)
Net change in unrealized appreciation (depreciation)	(1,211,760)	(1,685,863)
Net realized and unrealized loss	(1,350,623)	(113,692)
Increase in net assets resulting from operations	$574,307	$9,054,538
* Foreign taxes withheld	$—	$7,419
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$19,980,483	$15,349,074	$35,222,981	$38,218,221
Net realized gain (loss)	(2,626,433)	5,900,726	3,196,262	2,002,051
Net change in unrealized appreciation (depreciation)	(13,928,745)	(16,281,009)	(18,952,563)	40,898,528
Increase in net assets resulting from operations	3,425,305	4,968,791	19,466,680	81,118,800
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(10,106,929)	(9,371,652)	(3,138,988)	(3,664,076)
Class B(1)	(69)	(567)	(252)	(5,053)
Class C	(1,279,024)	(904,359)	(546,897)	(594,565)
Class I	(10,251,574)	(10,228,852)	(10,302,780)	(15,804,366)
Class P	—	—	(8,852,751)	(7,518,324)
Class R	—	—	(25,086)	(13,089)
Class R6	—	—	(6,747,527)	(4,655,554)
Class W	(3,647,852)	(2,442,732)	(5,299,115)	(5,832,510)
Net realized gains:
Class A	—	(593,935)	—	—
Class B(1)	—	(76)	—	—
Class C	—	(116,092)	—	—
Class I	—	(542,881)	—	—
Class W	—	(132,715)	—	—
Return of capital:
Class A	(1,082,283)	(6,278,979)	—	—
Class B(1)	(14)	(813)	—	—
Class C	(216,229)	(1,248,578)	—	—
Class I	(979,827)	(5,716,429)	—	—
Class W	(340,237)	(1,418,914)	—	—
Total distributions	(27,904,038)	(38,997,574)	(34,913,396)	(38,087,537)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	267,776,947	610,508,428	149,836,532	454,059,893
Reinvestment of distributions	23,476,744	33,457,640	33,876,783	36,954,030
	291,253,691	643,966,068	183,713,315	491,013,923
Cost of shares redeemed	(475,496,142)	(746,448,713)	(245,941,199)	(524,312,053)
Net decrease in net assets resulting from capital share transactions	(184,242,451)	(102,482,645)	(62,227,884)	(33,298,130)
Net increase (decrease) in net assets	(208,721,184)	(136,511,428)	(77,674,600)	9,733,133
NET ASSETS:
Beginning of year or period	1,227,324,937	1,363,836,365	640,276,892	630,543,759
End of year or period	$1,018,603,753	$1,227,324,937	$562,602,292	$640,276,892
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(1,837,122)	$(2,042,161)	$320,898	$11,313

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$134,885,423	$97,517,854	$1,924,930	$1,717,637
Net realized loss	(13,547,707)	(20,942,243)	(138,863)	(136,161)
Net change in unrealized appreciation (depreciation)	(52,799,903)	2,184,527	(1,211,760)	151,368
Increase in net assets resulting from operations	68,537,813	78,760,138	574,307	1,732,844
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(12,733,739)	(14,128,199)	(79,479)	(154,091)
Class B(1)	(343)	(4,128)	—	—
Class C	(606,983)	(704,341)	(7,726)	(9,364)
Class I	(65,615,541)	(43,585,570)	(146,758)	(220,901)
Class O	(911,822)	(992,005)	—	—
Class R	(4,330,396)	(4,302,360)	(41)	(40)
Class R6	(38,088,023)	(23,703,605)	(1,746,823)	(1,824,297)
Class W	(22,233,186)	(20,376,785)	(1,855)	(11,826)
Total distributions	(144,520,033)	(107,796,993)	(1,982,682)	(2,220,519)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,710,166,493	1,696,290,275	57,436,254	37,611,066
Reinvestment of distributions	131,586,384	100,764,579	1,966,902	2,203,439
	2,841,752,877	1,797,054,854	59,403,156	39,814,505
Cost of shares redeemed	(1,016,350,016)	(1,072,345,653)	(45,055,464)	(77,729,767)
Net increase (decrease) in net assets resulting from capital share transactions	1,825,402,861	724,709,201	14,347,692	(37,915,262)
Net increase (decrease) in net assets	1,749,420,641	695,672,346	12,939,317	(38,402,937)
NET ASSETS:
Beginning of year or period	3,729,748,626	3,034,076,280	93,161,161	131,564,098
End of year or period	$5,479,169,267	$3,729,748,626	$106,100,478	$93,161,161
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(4,280,587)	$(1,140,786)	$239,106	$87,638

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$9,168,230	$5,849,402
Net realized gain	1,572,171	539,439
Net change in unrealized appreciation (depreciation)	(1,685,863)	2,773,592
Increase in net assets resulting from operations	9,054,538	9,162,433
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(862,932)	(190,623)
Class C	(139,932)	(33,353)
Class I	(3,325,705)	(564,732)
Class R	(149,738)	(170,700)
Class R6	(4,524,469)	(5,854,425)
Class W	(475,976)	(95,217)
Total distributions	(9,478,752)	(6,909,050)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	279,387,457	41,508,190
Reinvestment of distributions	4,708,772	1,034,135
	284,096,229	42,542,325
Cost of shares redeemed	(65,924,273)	(5,703,070)
Net increase in net assets resulting from capital share transactions	218,171,956	36,839,255
Net increase in net assets	217,747,742	39,092,638
NET ASSETS:
Beginning of year or period	160,133,120	121,040,482
End of year or period	$377,880,862	$160,133,120
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$155,497	$(188,060)

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-18	8.44	0.14•	(0.13)	0.01	0.18	—	0.02	0.20	—	8.25	0.08	0.95	0.95	0.95	1.66	435,118	367
03-31-17	8.63	0.08	(0.04)	0.04	0.13	0.01	0.09	0.23	—	8.44	0.44	0.93	0.93	0.93	1.02	513,223	580
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
03-31-14	8.95	0.24•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94	0.94	2.74	558,520	302
Class C
03-31-18	8.39	0.06	(0.10)	(0.04)	0.12	—	0.02	0.14	—	8.21	(0.56)	1.70	1.70	1.70	0.90	76,535	367
03-31-17	8.58	0.02	(0.05)	(0.03)	0.06	0.01	0.09	0.16	—	8.39	(0.37)	1.68	1.68	1.68	0.27	111,103	580
03-31-16	8.65	0.05•	0.07	0.12	0.10	—	0.09	0.19	—	8.58	1.46	1.68	1.68	1.68	0.64	108,278	508
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69	1.69	1.97	95,602	302
Class I
03-31-18	8.45	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.26	0.37	0.70	0.65	0.65	1.95	350,326	367
03-31-17	8.64	0.10	(0.03)	0.07	0.16	0.01	0.09	0.26	—	8.45	0.76	0.64	0.64	0.64	1.29	461,076	580
03-31-16	8.71	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.64	2.50	0.64	0.64	0.64	1.65	506,384	508
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
03-31-14	8.96	0.26•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66	0.66	3.00	130,878	302
Class W
03-31-18	8.46	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.27	0.33	0.70	0.70	0.70	1.92	156,625	367
03-31-17	8.65	0.12	(0.05)	0.07	0.16	0.01	0.09	0.26	—	8.46	0.72	0.68	0.68	0.68	1.26	141,853	580
03-31-16	8.72	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.65	2.46	0.68	0.68	0.68	1.60	118,638	508
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
03-31-14	8.97	0.26	(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69	0.69	3.00	33,180	302
Voya High Yield Bond Fund
Class A
03-31-18	8.11	0.43	(0.22)	0.21	0.43	—	—	0.43	—	7.89	2.52	1.07	1.07	1.07	5.27	52,994	40
03-31-17	7.62	0.41	0.50	0.91	0.42	—	—	0.42	—	8.11	12.13	1.06	1.06	1.06	5.23	60,927	41
03-31-16	8.14	0.41	(0.52)	(0.11)	0.41	—	—	0.41	—	7.62	(1.36)	1.07	1.07	1.07	5.23	78,352	22
03-31-15	8.49	0.42	(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10	1.10	5.10	75,588	37
03-31-14	8.34	0.44	0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10	1.10	5.34	79,309	47
Class C
03-31-18	8.11	0.37	(0.23)	0.14	0.36	—	—	0.36	—	7.89	1.75	1.82	1.82	1.82	4.52	10,513	40
03-31-17	7.61	0.36	0.50	0.86	0.36	—	—	0.36	—	8.11	11.45	1.81	1.81	1.81	4.49	13,113	41
03-31-16	8.14	0.35	(0.53)	(0.18)	0.35	—	—	0.35	—	7.61	(2.24)	1.82	1.82	1.82	4.48	12,677	22
03-31-15	8.49	0.36	(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85	1.85	4.35	13,568	37
03-31-14	8.34	0.38	0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85	1.85	4.59	15,051	47
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class I
03-31-18	8.10	0.46	(0.23)	0.23	0.45	—	—	0.45	—	7.88	2.87	0.72	0.72	0.72	5.62	149,279	40
03-31-17	7.61	0.44	0.49	0.93	0.44	—	—	0.44	—	8.10	12.54	0.71	0.71	0.71	5.56	204,818	41
03-31-16	8.14	0.44	(0.53)	(0.09)	0.44	—	—	0.44	—	7.61	(1.12)	0.69	0.69	0.69	5.63	352,052	22
03-31-15	8.48	0.46	(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69	0.69	5.51	233,374	37
03-31-14	8.33	0.48	0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70	0.70	5.74	223,686	47
Class P
03-31-18	8.11	0.51	(0.22)	0.29	0.50	—	—	0.50	—	7.90	3.63	0.66	0.06	0.06	6.28	132,713	40
03-31-17	7.61	0.50	0.49	0.99	0.49	—	—	0.49	—	8.11	13.36	0.66	0.07	0.07	6.25	149,606	41
03-31-16	8.14	0.49	(0.53)	(0.04)	0.49	—	—	0.49	—	7.61	(0.51)	0.67	0.06	0.06	6.23	104,009	22
03-31-15	8.48	0.51	(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07	0.07	6.13	145,332	37
06-14-13(4) - 03-31-14	8.23	0.42•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07	0.07	6.35	81,146	47
Class R
03-31-18	8.11	0.41	(0.21)	0.20	0.41	—	—	0.41	—	7.90	2.39	1.32	1.32	1.32	5.00	791	40
03-31-17	7.62	0.40	0.49	0.89	0.40	—	—	0.40	—	8.11	11.85	1.31	1.31	1.31	4.99	267	41
03-31-16	8.15	0.39	(0.53)	(0.14)	0.39	—	—	0.39	—	7.62	(1.71)	1.32	1.32	1.32	5.00	323	22
03-31-15	8.49	0.42	(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34	1.34	4.93	181	37
01-30-14(4) - 03-31-14	8.38	0.08•	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33	1.33	5.50	3	47
Class R6
03-31-18	8.10	0.46	(0.22)	0.24	0.45	—	—	0.45	—	7.89	2.97	0.66	0.66	0.66	5.67	117,343	40
08-03-16(4) - 03-31-17	7.89	0.30•	0.20	0.50	0.29	—	—	0.29	—	8.10	6.39	0.66	0.66	0.66	5.74	120,605	41
Class W
03-31-18	8.12	0.45	(0.22)	0.23	0.45	—	—	0.45	—	7.90	2.78	0.82	0.82	0.82	5.51	98,970	40
03-31-17	7.63	0.44	0.49	0.93	0.44	—	—	0.44	—	8.12	12.40	0.81	0.81	0.81	5.49	90,878	41
03-31-16	8.15	0.43	(0.52)	(0.09)	0.43	—	—	0.43	—	7.63	(1.08)	0.82	0.82	0.82	5.51	82,981	22
03-31-15	8.50	0.45	(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85	0.85	5.37	48,426	37
03-31-14	8.35	0.47	0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85	0.85	5.60	20,090	47
Voya Intermediate Bond Fund
Class A
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	444,865	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.65	436,938	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.57	490,902	465††
03-31-15	9.91	0.24	0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66	0.66	2.41	995,117	587††
03-31-14	10.09	0.31•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70	0.70	3.16	535,194	525††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class C
03-31-18	10.00	0.19	(0.09)	0.10	0.21	—	—	0.21	—	9.89	0.99	1.42	1.42	1.42	1.89	30,922	482††
03-31-17	10.07	0.19	(0.04)	0.15	0.22	—	—	0.22	—	10.00	1.53	1.40	1.40	1.40	1.91	28,270	403††
03-31-16	10.21	0.18	(0.14)	0.04	0.18	—	—	0.18	—	10.07	0.37	1.40	1.40	1.40	1.85	31,945	465††
03-31-15	9.90	0.17	0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41	1.41	1.68	32,593	587††
03-31-14	10.07	0.24	(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45	1.45	2.32	26,604	525††
Class I
03-31-18	10.01	0.30	(0.09)	0.21	0.32	—	—	0.32	—	9.90	2.09	0.35	0.35	0.35	2.96	2,510,746	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.33	—	—	0.33	—	10.01	2.63	0.33	0.33	0.33	3.00	1,578,844	403††
03-31-16	10.23	0.29	(0.16)	0.13	0.28	—	—	0.28	—	10.08	1.36	0.32	0.32	0.32	2.93	1,137,655	465††
03-31-15	9.91	0.28	0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32	0.32	2.76	613,643	587††
03-31-14	10.08	0.35	(0.20)	0.15	0.32	—	—	0.32	—	9.91	1.56	0.33	0.33	0.33	3.48	408,114	525††
Class O
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	30,752	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.66	32,404	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.59	33,928	465††
03-31-15	9.92	0.25	0.34	0.59	0.28	—	—	0.28	—	10.23	6.01	0.66	0.66	0.66	2.43	36,329	587††
03-31-14	10.09	0.31	(0.19)	0.12	0.29	—	—	0.29	—	9.92	1.21	0.70	0.70	0.70	3.09	37,673	525††
Class R
03-31-18	10.02	0.24	(0.08)	0.16	0.26	—	—	0.26	—	9.92	1.60	0.92	0.92	0.92	2.38	186,904	482††
03-31-17	10.10	0.24	(0.04)	0.20	0.28	—	—	0.28	—	10.02	1.93	0.90	0.90	0.90	2.42	166,268	403††
03-31-16	10.24	0.23	(0.14)	0.09	0.23	—	—	0.23	—	10.10	0.88	0.90	0.90	0.90	2.36	145,437	465††
03-31-15	9.93	0.22	0.34	0.56	0.25	—	—	0.25	—	10.24	5.71	0.91	0.91	0.91	2.08	121,657	587††
03-31-14	10.10	0.30	(0.20)	0.10	0.27	—	—	0.27	—	9.93	0.96	0.95	0.95	0.95	2.82	11,139	525††
Class R6
03-31-18	10.00	0.31	(0.09)	0.22	0.32	—	—	0.32	—	9.90	2.20	0.31	0.31	0.31	3.00	1,514,795	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.34	—	—	0.34	—	10.00	2.54	0.31	0.31	0.31	3.01	832,462	403††
03-31-16	10.22	0.29	(0.15)	0.14	0.28	—	—	0.28	—	10.08	1.47	0.31	0.31	0.31	2.97	605,884	465††
03-31-15	9.91	0.28	0.34	0.62	0.31	—	—	0.31	—	10.22	6.38	0.31	0.31	0.31	2.77	371,049	587††
05-31-13(4) - 03-31-14	10.02	0.29•	(0.13)	0.16	0.27	—	—	0.27	—	9.91	1.67	0.33	0.33	0.33	3.52	241,001	525††
Class W
03-31-18	10.00	0.29	(0.09)	0.20	0.31	—	—	0.31	—	9.89	2.00	0.42	0.42	0.42	2.89	760,186	482††
03-31-17	10.07	0.29	(0.03)	0.26	0.33	—	—	0.33	—	10.00	2.54	0.40	0.40	0.40	2.92	654,374	403††
03-31-16	10.22	0.28	(0.15)	0.13	0.28	—	—	0.28	—	10.07	1.28	0.40	0.40	0.40	2.87	588,181	465††
03-31-15	9.90	0.27	0.35	0.62	0.30	—	—	0.30	—	10.22	6.36	0.41	0.41	0.41	2.67	462,779	587††
03-31-14	10.07	0.33•	(0.19)	0.14	0.31	—	—	0.31	—	9.90	1.46	0.45	0.45	0.45	3.39	354,894	525††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund
Class A
03-31-18	9.84	0.16	(0.12)	0.04	0.16	—	—	0.16	—	9.72	0.35	0.88	0.77	0.77	1.55	2,618	165
03-31-17	9.88	0.12•	(0.01)	0.11	0.15	—	—	0.15	—	9.84	1.16	0.85	0.76	0.76	1.18	4,894	227
03-31-16	9.97	0.13•	(0.06)	0.07	0.16	—	—	0.16	—	9.88	0.67	0.96	0.80	0.80	1.28	9,658	109
03-31-15	10.01	0.13	(0.01)	0.12	0.16	—	—	0.16	—	9.97	1.20	0.89	0.80	0.80	1.31	303	95
03-31-14	10.01	0.11•	0.03	0.14	0.14	—	—	0.14	—	10.01	1.43	0.91	0.80	0.80	1.12	173	116
Class C
03-31-18	9.84	0.08	(0.12)	(0.04)	0.08	—	—	0.08	—	9.72	(0.40)	1.63	1.52	1.52	0.81	728	165
03-31-17	9.88	0.04	0.00*	0.04	0.08	—	—	0.08	—	9.84	0.40	1.60	1.51	1.51	0.45	1,079	227
03-31-16	9.98	0.06	(0.08)	(0.02)	0.08	—	—	0.08	—	9.88	(0.19)	1.71	1.55	1.55	0.51	898	109
03-31-15	10.02	0.05	(0.01)	0.04	0.08	—	—	0.08	—	9.98	0.44	1.64	1.55	1.55	0.56	344	95
03-31-14	9.99	0.03	0.04	0.07	0.04	—	—	0.04	—	10.02	0.73	1.66	1.55	1.55	0.35	352	116
Class I
03-31-18	9.84	0.18	(0.13)	0.05	0.18	—	—	0.18	—	9.71	0.55	0.71	0.51	0.51	1.84	9,578	165
03-31-17	9.88	0.15	(0.01)	0.14	0.18	—	—	0.18	—	9.84	1.46	0.67	0.50	0.50	1.46	12,921	227
03-31-16	9.98	0.16	(0.08)	0.08	0.18	—	—	0.18	—	9.88	0.85	0.63	0.50	0.50	1.53	9,954	109
03-31-15	10.02	0.17	(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
03-31-14	10.00	0.11•	0.06	0.17	0.15	—	—	0.15	—	10.02	1.74	0.61	0.50	0.50	1.13	4,419	116
Class R
03-31-18	9.84	0.13	(0.12)	0.01	0.13	—	—	0.13	—	9.72	0.10	1.13	1.02	1.02	1.33	3	165
03-31-17	9.88	0.09	0.00*	0.09	0.13	—	—	0.13	—	9.84	0.89	1.10	1.01	1.01	0.93	3	227
03-31-16	9.97	0.10	(0.06)	0.04	0.13	—	—	0.13	—	9.88	0.40	1.21	1.05	1.05	0.97	3	109
07-31-14(4) - 03-31-15	9.99	0.07•	0.00*	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
Class R6
03-31-18	9.84	0.18	(0.11)	0.07	0.19	—	—	0.19	—	9.72	0.68	0.59	0.48	0.48	1.85	93,094	165
03-31-17	9.89	0.14	0.00*	0.14	0.19	—	—	0.19	—	9.84	1.39	0.56	0.47	0.47	1.47	73,871	227
03-31-16	9.98	0.15	(0.05)	0.10	0.19	—	—	0.19	—	9.89	0.98	0.55	0.47	0.47	1.55	110,520	109
03-31-15	10.02	0.16	(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
07-31-13(4) - 03-31-14	9.98	0.09•	0.06	0.15	0.11	—	—	0.11	—	10.02	1.49	0.55	0.47	0.47	1.31	169,497	116
Class W
03-31-18	9.85	0.18•	(0.13)	0.05	0.18	—	—	0.18	—	9.72	0.50	0.63	0.52	0.52	1.83	79	165
03-31-17	9.89	0.14•	0.00*	0.14	0.18	—	—	0.18	—	9.85	1.41	0.60	0.51	0.51	1.42	393	227
03-31-16	9.98	0.17	(0.08)	0.09	0.18	—	—	0.18	—	9.89	0.91	0.71	0.55	0.55	1.61	531	109
03-31-15	10.02	0.15•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
03-31-14	10.01	0.12	0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55	0.55	1.24	3	116
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund
Class A
03-31-18	10.12	0.37	0.03	0.40	0.36	—	—	0.36	—	10.16	4.01	1.13	1.05	1.05	3.52	30,921	103
03-31-17	9.94	0.42•	0.24	0.66	0.48	—	—	0.48	—	10.12	6.82	1.22	1.06	1.06	4.17	11,255	68
03-31-16	9.97	0.30•	(0.27)	0.03	0.06	—	—	0.06	—	9.94	0.25	1.25	1.01	1.01	2.99	1,492	83
03-31-15	9.93	0.34•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
03-31-14	10.16	0.50•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87	0.87	5.11	309	338
Class C
03-31-18	9.96	0.29	0.03	0.32	0.28	—	—	0.28	—	10.00	3.24	1.88	1.80	1.80	2.79	8,150	103
03-31-17	9.78	0.33•	0.25	0.58	0.40	—	—	0.40	—	9.96	6.05	1.97	1.81	1.81	3.38	1,893	68
03-31-16	9.85	0.22•	(0.28)	(0.06)	0.01	—	—	0.01	—	9.78	(0.57)	2.00	1.76	1.76	2.25	421	83
03-31-15	9.86	0.26•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
03-31-14	10.14	0.36•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62	1.62	3.63	48	338
Class I
03-31-18	10.18	0.40•	0.04	0.44	0.41	—	—	0.41	—	10.21	4.37	0.78	0.70	0.70	3.87	194,924	103
03-31-17	9.99	0.45•	0.27	0.72	0.53	—	—	0.53	—	10.18	7.38	0.85	0.69	0.69	4.51	27,339	68
03-31-16	9.98	0.38•	(0.29)	0.09	0.08	—	—	0.08	—	9.99	0.91	0.87	0.63	0.63	3.77	6,046	83
03-31-15	9.94	0.38	0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
03-31-14	10.17	0.44	(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48	0.48	4.42	5,264	338
Class R
03-31-18	10.04	0.33	0.04	0.37	0.33	—	—	0.33	—	10.08	3.76	1.38	1.30	1.30	3.26	5,168	103
03-31-17	9.86	0.37	0.26	0.63	0.45	—	—	0.45	—	10.04	6.57	1.47	1.31	1.31	3.82	3,955	68
03-31-16	9.90	0.30•	(0.28)	0.02	0.06	—	—	0.06	—	9.86	0.17	1.50	1.26	1.26	3.05	3,397	83
03-31-15	9.91	0.31•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
03-31-14	10.15	0.38	(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12	1.12	3.77	3	338
Class R6
03-31-18	10.16	0.40	0.04	0.44	0.41	—	—	0.41	—	10.19	4.41	0.74	0.66	0.66	3.88	112,151	103
03-31-17	9.99	0.45	0.25	0.70	0.53	—	—	0.53	—	10.16	7.21	0.83	0.67	0.67	4.46	111,530	68
10-23-15(4) - 03-31-16	10.05	0.16•	(0.14)	0.02	0.08	—	—	0.08	—	9.99	0.21	0.87	0.63	0.63	3.70	109,630	83
Class W
03-31-18	10.09	0.39	0.04	0.43	0.39	—	—	0.39	—	10.13	4.27	0.88	0.80	0.80	3.77	26,567	103
03-31-17	9.90	0.44•	0.26	0.70	0.51	—	—	0.51	—	10.09	7.19	0.97	0.81	0.81	4.38	4,161	68
03-31-16	9.96	0.33•	(0.31)	0.02	0.08	—	—	0.08	—	9.90	0.17	1.00	0.76	0.76	3.33	54	83
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158
03-31-14	10.17	0.43•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62	0.62	4.29	3	338

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 32% for the year ended March 31, 2018 and 50%, 33%, 31% and 68% for the fiscal years ended March 31, 2017, 2016, 2015, 2014, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018

NOTE 1 — ORGANIZATION
Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least four or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of each Fund were converted to Class A shares of the same Fund, which was prior to the date the Class B shares would have normally converted to Class A shares. Shareholders benefited from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) were payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya
Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of March 31, 2018, the maximum amount of loss that Intermediate Bond, Short Term Bond, and Strategic
Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $1,018,900, $4,053 and $1,162,262, respectively, which represents the gross payments to be received by the Funds on OTC purchased options and open forward foreign currency contracts were they to be unwound as of March 31, 2018.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of March 31, 2018, Intermediate Bond and Strategic Income Opportunities had a liability position of  $1,645,513 and $1,032,539, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2018, the Funds could have been required to pay this amount in cash to their counterparties. At March 31, 2018, Intermediate Bond had pledged $500,000 in cash collateral to certain counterparties for open OTC derivatives. Strategic Income Opportunities did not pledge any cash collateral for OTC derivatives at March 31, 2018.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2018, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.
During the year ended March 31, 2018, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables following the Portfolio of Investments for open forward foreign currency contracts at March 31, 2018.
	Buy	Sell
Intermediate Bond	$13,815,459	$102,412,566
Strategic Income Opportunities	70,167,333	90,176,647
Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2018, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2018, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at March 31, 2018.
	Purchased	Sold
GNMA Income	$3,048,906	$244,830,056
Intermediate Bond	463,574,139	481,240,343
Short Term Bond	24,673,921	10,488,100
Strategic Income Opportunities	55,904,610	58,135,045
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At March 31, 2018, GNMA Income and Intermediate Bond had received $1,106,000 and $1,906,000, respectively, in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended March 31, 2018, Intermediate Bond and Strategic Income Opportunities had purchased and written interest rate swaptions to manage duration and yield curve exposures and to generate income. There were no open purchased or written interest rate swaptions for any Fund at March 31, 2018.
During the year ended March 31, 2018, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had purchased forward premium swaptions to manage duration and yield curve exposures. Please refer to the tables following the Portfolio of Investments for open purchased forward premium swaptions.
During the year ended March 31, 2018, Intermediate Bond and Strategic Income Opportunities had purchased credit default swaptions to manage duration credit exposures. There were no open purchased credit default swaptions for any Fund at March 31, 2018.
Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the year ended March 31, 2018. Please refer to the tables following the Portfolio of Investments for open purchased and written interest rate swaptions for both Intermediate Bond and Strategic Income Opportunities.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2018, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended March 31, 2018, Intermediate Bond and Strategic Income Opportunities had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Fund entered into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. In addition, Strategic Income Opportunities bought and sold credit protection on single name corporate issuers to increase or decrease its risk exposure to defaults of corporate issues. During the year ended March 31, 2018, Intermediate Bond and Strategic Income Opportunities had an average notional value on credit default swaps to buy and sell protection as disclosed below:
	Buy	Sell
Intermediate Bond	$185,631,489	$271,947,000
Strategic Income Opportunities	14,595,007	27,747,250
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2018, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $568,913,400 and $23,194,243, respectively.
For the year ended March 31, 2018, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $470,982,600 and $575,000, respectively.
Please refer to the table following the Portfolio of Investments for Intermediate Bond and Strategic Income
Opportunities for open centrally cleared interest rate swaps at March 31, 2018.
At March 31, 2018, Intermediate Bond and Strategic Income Opportunities had pledged $22,390,000 and $5,281,000, respectively, as cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2018, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$4,454,187	$1,494,621
High Yield Bond	237,926,553	296,919,563
Intermediate Bond	2,853,663,095	1,641,311,152
Short Term Bond	63,612,918	48,567,155
Strategic Income Opportunities	244,802,775	89,550,810
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$5,388,550,846	$5,581,528,250
Intermediate Bond	22,790,007,772	21,851,172,129
Short Term Bond	115,831,970	118,170,034
Strategic Income Opportunities	165,544,202	144,897,097
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

management fee for Class P shares of High Yield Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	Fee
GNMA Income(1)	0.57% on first $1 billion, 0.50% on next $500 million and 0.45% on assets thereafter
High Yield Bond	0.61% on first $500 million, 0.55% on next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond	0.45% on all assets
Strategic Income Opportunities(2)	0.50% on all assets

(1)
Prior to January 1, 2018, the management fee was 0.57% on first $1 billion, 0.50% on next $4 billion and 0.45% on assets thereafter.

(2)
Prior to February 1, 2018, the management fee was 0.65% on all assets.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class R6 and Class W) has a distribution and/or distribution and service plan and Class O shares have a shareholder service plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and/or Class C shares, as applicable (together with Plans referenced above). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$9,148	$—
High Yield Bond	3,722	—
Intermediate Bond	12,181	—
Short Term Bond	485	—
Strategic Income Opportunities	11,137	—
Contingent Deferred Sales Charges:
GNMA Income	$2,442	$12,536
High Yield Bond	—	356
Intermediate Bond	986	2,770
Short Term Bond	8,490	69
Strategic Income Opportunities	40,000	1,473
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Roaring River II, Inc.	Strategic Income Opportunities	28.45%
Voya Institutional Trust Company	GNMA Income	22.09
Voya Intermediate Bond Portfolio	High Yield Bond	19.61
Voya Retirement Insurance and Annuity Company	GNMA Income	5.34
	Intermediate Bond	13.15
Voya Solution 2025 Portfolio	Short Term Bond	28.54
Voya Solution Income Portfolio	Short Term Bond	39.60

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income	0.95%	1.70%	0.65%	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	0.85%	N/A	0.15%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	1.55%	0.50%	N/A	N/A	1.05%	0.47%	0.55%
Strategic Income Opportunities(1)	1.15%	1.90%	0.72%	N/A	N/A	1.40%	0.60%	0.90%

(1)
Prior to February 1, 2018, the expense limit for Class R6 of Strategic Income Opportunities was 0.67%.

With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2018 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	March 31,
	2019	2020	2021	Total
Short Term Bond	$107,869	$107,375	$112,174	$327,418
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2018, are as follows:
	March 31,
	2019	2020	2021	Total
GNMA Income
Class I	$—	$—	$207,535	$207,535
Short Term Bond
Class A	2,936	—	—	2,936
Class C	400	—	—	400
Class I	4,399	9,680	7,319	21,398
Class R	2	—	—	2
Class W	88	—	—	88
The Expense Limitation Agreement is contractual through August 1, 2018 (except for Strategic Income Opportunities Class R6, which is through August 1, 2019) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 8 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
GNMA Income	3	$635,000	2.42%
High Yield Bond	8	1,238,500	2.17
Intermediate Bond	21	2,377,905	2.17
Short Term Bond	2	1,041,000	2.06
Strategic Income Opportunities	10	3,072,300	2.28
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended March 31, 2018 were as follows:
	Notional Amount	Cost
Balance at 03/31/2017	155,530,000	$28,036
Options Purchased	924,696,000	2,172,746
Options Terminated in Closing Sell Transactions	(456,560,000)	(1,084,330)
Options Expired	(623,666,000)	(1,116,452)
Balance at 03/31/2018	—	$—

Transactions in purchased forward premium swaptions for Intermediate Bond during the year ended March 31, 2018 were as follows:
	Notional Amount	Cost
Balance at 03/31/2017	—	$—
Options Purchased	359,400,000	—
Balance at 03/31/2018	359,400,000	$—

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended March 31, 2018 were as follows:
	Notional Amount	Cost
Balance at 03/31/2017	—	$—
Options Purchased	407,000,000	284,900
Options Expired	(407,000,000)	(284,900)
Balance at 03/31/2018	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended March 31, 2018 were as follows:
	Notional Amount	Premiums Received
Balance at 03/31/2017	155,530,000	$32,349
Options Expired	(155,530,000)	(32,349)
Balance at 03/31/2018	—	$—

Transactions in purchased forward premium swaptions for Short Term Bond during the year ended March 31, 2018 were as follows:
	Notional Amount	Cost
Balance at 03/31/2017	—	$—
Options Purchased	3,630,000	—
Balance at 03/31/2018	3,630,000	$—

Transactions in purchased forward premium swaptions for Strategic Income Opportunities during the year ended March 31, 2018 were as follows:
	Notional Amount	Cost
Balance at 03/31/2017	9,400,000	$57,723.00
Options Purchased	43,760,000	102,836
Options Terminated in Closing Sell Transactions	(31,280,000)	(109,688)
Options Expired	(21,880,000)	(50,871)
Balance at 03/31/2018	—	$—

Transactions in purchased forward premium swaptions for Strategic Income Opportunities during the year ended March 31, 2018 were as follows:
	Notional Amount	Cost
Balance at 03/31/2017	—	$—
Options Purchased	42,330,000	—
Balance at 03/31/2018	42,330,000	$—

Transactions in purchased credit default swaptions for Strategic Income Opportunities during the year ended March 31, 2018 were as follows:
	Notional Amount	Cost
Balance at 03/31/2017	—	$—
Options Purchased	14,000,000	9,800
Options Expired	(14,000,000)	(9,800)
Balance at 03/31/2018	—	$—

Transactions in written interest rate swaptions for Strategic Income Opportunities during the year ended March 31, 2018 were as follows:
	Number of Contracts	Premiums Received
Balance at 03/31/2017	9,400,000	$57,990
Options Terminated in Closing Purchase Transactions	(9,400,000)	(57,990)
Balance at 03/31/2018	—	$—

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
GNMA Income
Class A
3/31/2018	6,356,653	—	1,208,417	(15,664,051)	6,652	(8,092,329)	53,431,842	—	10,145,556	(131,703,094)	56,410	(68,069,286)
3/31/2017	14,487,331	—	1,718,632	(28,417,745)	—	(12,211,782)	124,311,113	—	14,707,229	(242,297,317)	—	(103,278,975)
Class B(1)
3/31/2018	—	—	9	(1,673)	(6,699)	(8,363)	—	—	75	(14,099)	(56,410)	(70,434)
3/31/2017	26	—	170	(2,062)	—	(1,866)	225	—	1,445	(17,539)	—	(15,869)
Class C
3/31/2018	680,797	—	152,528	(4,746,017)	—	(3,912,692)	5,700,560	—	1,274,472	(39,702,082)	—	(32,727,050)
3/31/2017	4,807,149	—	220,761	(4,406,958)	—	620,952	41,128,424	—	1,878,700	(37,282,818)	—	5,724,306
Class I
3/31/2018	15,827,110	—	1,036,800	(29,043,715)	—	(12,179,805)	133,379,218	—	8,720,165	(243,824,308)	—	(101,724,925)
3/31/2017	38,493,787	—	1,517,791	(44,013,436)	—	(4,001,858)	330,624,396	—	13,002,173	(375,145,828)	—	(31,519,259)
Class W
3/31/2018	8,935,143	—	396,548	(7,167,888)	—	2,163,803	75,265,327	—	3,336,476	(60,252,559)	—	18,349,244
3/31/2017	13,405,385	—	451,019	(10,794,006)	—	3,062,398	114,444,270	—	3,868,093	(91,705,211)	—	26,607,152
High Yield Bond
Class A
3/31/2018	1,627,392	—	331,567	(2,766,461)	7,901	(799,601)	13,251,665	—	2,692,947	(22,468,997)	64,630	(6,459,755)
3/31/2017	3,743,314	—	396,948	(6,916,839)	—	(2,776,577)	29,651,120	—	3,157,662	(54,572,876)	—	(21,764,094)
Class B(1)
3/31/2018	1	—	28	(16)	(7,909)	(7,896)	6	—	229	(120)	(64,630)	(64,515)
3/31/2017	1,154	—	621	(13,677)	—	(11,902)	8,926	—	4,919	(109,307)	—	(95,462)
Class C
3/31/2018	83,432	—	48,053	(416,675)	—	(285,190)	679,284	—	390,076	(3,375,627)	—	(2,306,267)
3/31/2017	307,596	—	52,592	(407,918)	—	(47,730)	2,440,539	—	419,057	(3,246,513)	—	(386,917)
Class I
3/31/2018	9,661,096	—	1,227,961	(17,244,820)	—	(6,355,763)	78,507,065	—	9,955,899	(139,783,237)	—	(51,320,273)
3/31/2017	18,512,857	—	1,936,883	(41,429,697)	—	(20,979,957)	146,391,373	—	15,356,624	(328,931,184)	—	(167,183,187)
Class P
3/31/2018	428,977	—	1,090,329	(3,164,569)	—	(1,645,263)	3,426,141	—	8,852,751	(25,755,580)	—	(13,476,688)
3/31/2017	4,118,240	—	942,682	(274,828)	—	4,786,094	33,147,703	—	7,518,324	(2,191,612)	—	38,474,415
Class R
3/31/2018	88,277	—	3,101	(24,156)	—	67,222	720,514	—	25,085	(196,317)	—	549,282
3/31/2017	4,764	—	1,642	(15,840)	—	(9,434)	37,561	—	13,089	(123,228)	—	(72,578)
Class R6
3/31/2018	3,482,917	—	831,873	(4,336,291)	—	(21,501)	28,261,313	—	6,747,527	(34,981,473)	—	27,367
8/3/2016(2) - 3/31/2017	22,268,088	—	578,783	(7,958,549)	—	14,888,322	175,818,441	—	4,655,554	(63,892,215)	—	116,581,780
Class W
3/31/2018	3,073,931	—	641,425	(2,386,147)	—	1,329,209	24,990,544	—	5,212,269	(19,379,848)	—	10,822,965
3/31/2017	8,419,529	—	729,916	(8,840,680)	—	308,765	66,564,230	—	5,828,801	(71,245,118)	—	1,147,913
Intermediate Bond
Class A
3/31/2018	12,711,112	—	974,146	(12,428,060)	18,768	1,275,966	128,362,559	—	9,824,053	(125,286,342)	189,179	13,089,449
3/31/2017	23,298,637	—	1,191,301	(29,509,986)	—	(5,020,048)	235,356,710	—	12,091,532	(299,960,495)	—	(52,512,253)
Class B(1)
3/31/2018	10	—	13	(39)	(18,803)	(18,819)	103	—	130	(376)	(189,179)	(189,322)
3/31/2017	6,010	—	196	(1,748)	—	4,458	61,055	—	1,978	(17,612)	—	45,421

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Intermediate Bond (continued)
Class C
3/31/2018	1,266,959	—	49,800	(1,017,895)	—	298,864	12,774,961	—	501,264	(10,251,019)	—	3,025,206
3/31/2017	612,068	—	50,989	(1,006,474)	—	(343,417)	6,208,788	—	515,970	(10,122,013)	—	(3,397,255)
Class I
3/31/2018	147,821,527	—	5,759,839	(57,669,164)	—	95,912,202	1,489,564,503	—	57,996,073	(578,109,706)	—	969,450,870
3/31/2017	77,008,539	—	3,936,779	(35,979,963)	—	44,965,355	777,949,764	—	39,840,263	(364,480,859)	—	453,309,168
Class O
3/31/2018	207,693	—	8,239	(347,555)	—	(131,623)	2,094,830	—	83,090	(3,504,097)	—	(1,326,177)
3/31/2017	215,176	—	9,046	(350,705)	—	(126,483)	2,181,893	—	91,673	(3,544,971)	—	(1,271,405)
Class R
3/31/2018	5,142,453	—	408,830	(3,290,356)	—	2,260,927	51,369,066	—	4,128,777	(33,268,297)	—	22,229,546
3/31/2017	4,796,756	—	412,042	(3,020,505)	—	2,188,293	48,656,408	—	4,178,688	(30,553,815)	—	22,281,281
Class R6
3/31/2018	80,549,299	—	3,742,951	(14,436,454)	—	69,855,796	811,268,324	—	37,673,277	(145,007,077)	—	703,934,524
3/31/2017	39,986,409	—	2,342,376	(19,216,304)	—	23,112,481	404,651,139	—	23,703,003	(194,185,226)	—	234,168,916
Class W
3/31/2018	21,322,678	—	2,123,536	(12,036,441)	—	11,409,773	214,732,147	—	21,379,720	(120,923,102)	—	115,188,765
3/31/2017	21,887,585	—	2,010,273	(16,832,263)	—	7,065,595	221,224,518	—	20,341,472	(169,480,662)	—	72,085,328
Short Term Bond
Class A
3/31/2018	1,095,541	—	7,868	(1,331,356)	—	(227,947)	10,775,143	—	77,216	(13,054,149)	—	(2,201,790)
3/31/2017	264,513	—	15,493	(760,041)	—	(480,035)	2,610,005	—	152,959	(7,476,802)	—	(4,713,838)
Class C
3/31/2018	20,206	—	590	(55,443)	—	(34,647)	198,078	—	5,794	(543,370)	—	(339,498)
3/31/2017	73,026	—	844	(55,103)	—	18,767	722,242	—	8,333	(543,634)	—	186,941
Class I
3/31/2018	512,815	—	13,834	(853,890)	—	(327,241)	5,027,482	—	135,668	(8,405,931)	—	(3,242,781)
3/31/2017	576,330	—	21,212	(291,359)	—	306,183	5,694,681	—	209,343	(2,871,360)	—	3,032,664
Class R
3/31/2018	—	—	4	(1)	—	3	—	—	41	(15)	—	26
3/31/2017	—	—	4	—	—	4	—	—	39	—	—	39
Class R6
3/31/2018	4,194,397	—	177,946	(2,295,273)	—	2,077,070	41,252,595	—	1,746,369	(22,553,781)	—	20,445,183
3/31/2017	2,838,368	—	184,314	(6,695,037)	—	(3,672,355)	28,058,950	—	1,820,939	(66,167,289)	—	(36,287,400)
Class W
3/31/2018	18,577	—	185	(50,525)	—	(31,763)	182,956	—	1,814	(498,218)	—	(313,448)
3/31/2017	53,147	—	1,197	(68,093)	—	(13,749)	525,188	—	11,826	(670,682)	—	(133,668)
Strategic Income Opportunities
Class A
3/31/2018	4,614,817	—	77,021	(2,759,854)	—	1,931,984	47,081,861	—	785,657	(28,141,378)	—	19,726,140
3/31/2017	1,202,045	—	17,815	(257,871)	—	961,989	12,099,209	—	179,349	(2,592,262)	—	9,686,296
Class C
3/31/2018	743,843	—	12,847	(132,066)	—	624,624	7,469,371	—	129,023	(1,327,785)	—	6,270,609
3/31/2017	167,393	—	3,242	(23,659)	—	146,976	1,658,329	—	32,112	(233,790)	—	1,456,651
Class I
3/31/2018	18,938,264	—	320,839	(2,856,463)	—	16,402,640	194,161,412	—	3,288,870	(29,262,886)	—	168,187,396
3/31/2017	2,104,498	—	54,998	(77,600)	—	2,081,896	21,321,867	—	556,395	(785,931)	—	21,092,331
Class R
3/31/2018	201,393	—	14,798	(97,224)	—	118,967	2,036,003	—	149,732	(983,716)	—	1,202,019
3/31/2017	144,950	—	17,103	(112,508)	—	49,545	1,444,671	—	170,612	(1,121,930)	—	493,353

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Strategic Income Opportunities (continued)
Class R6
3/31/2018	31,348	—	588	(1,551)	—	30,385	320,204	—	6,023	(15,855)	—	310,372
3/31/2017	4,090	—	73	(5)	—	4,158	41,229	—	736	(50)	—	41,915
Class W
3/31/2018	2,784,683	—	34,381	(608,418)	—	2,210,646	28,318,606	—	349,467	(6,192,653)	—	22,475,420
3/31/2017	493,869	—	9,461	(96,378)	—	406,952	4,942,885	—	94,931	(969,107)	—	4,068,709

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

NOTE 11 — UNFUNDED LOAN COMMITMENTS
Certain Funds may enter in credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At March 31, 2018, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Loan Commitment	Unrealized Appreciation/ (Depreciation) at 3/31/18*
DG Investment Intermediate Holdings 2, Inc.	$14,480	$24
Pearl Intermediate Parent LLC.	34,006	(181)
	$48,486	$(157)

*
The unrealized appreciation/(depreciation) on these commitments as of March 31, 2018 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the
Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2018:
High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$1,375,677	$(1,375,677)	$—
BNP Paribas Securities Corp.	1,071,897	(1,071,897)	—
Citadel Clearing LLC	626,878	(626,878)	—
Citigroup Global Markets Inc.	4,027,427	(4,027,427)	—
Credit Suisse Securities (USA) LLC	1,370,411	(1,370,411)	—
Deutsche Bank Securities Inc.	1,257,687	(1,257,687)	—
Goldman, Sachs & Co. LLC	9,182,114	(9,182,114)	—
HSBC Securities (USA) Inc.	67,260	(67,260)	—

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 12 — SECURITIES LENDING (continued)

High Yield Bond (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	6,457,110	(6,457,110)	—
Morgan Stanley & Co. LLC	1,724,371	(1,724,371)	—
UBS AG	594,062	(594,062)	—
Wells Fargo Securities LLC	608,916	(608,916)	—
	$28,363,810	$(28,363,810)	$—

(1)
Collateral with a fair value of  $29,171,391 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$2,438,958	$(2,438,958)	$—
Barclays Capital Inc.	2,259,882	(2,259,882)	—
BMO Capital Markets Corp	41,338,113	(41,338,113)	—
BNP Paribas Prime Brokerage Intl Ltd	1,330,049	(1,330,049)	—
Citadel Clearing LLC	237,019	(237,019)	—
Citigroup Global Markets Inc.	8,171,799	(8,171,799)	—
Goldman, Sachs & Co. LLC	12,869,551	(12,869,551)	—
J.P. Morgan Securities LLC	4,044,344	(4,044,344)	—
Jefferies LLC	52,476	(52,476)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	125,566	(125,566)	—
Morgan Stanley & Co. LLC	5,161,463	(5,161,463)	—
Nomura International PLC	1,054,606	(1,054,606)	—
RBC Capital Markets, LLC	1,022,211	(1,022,211)	—
Scotia Capital (USA) INC	417,511	(417,511)	—
UBS AG	2,553,600	(2,553,600)	—
UBS Securities LLC.	422	(422)	—
Wells Fargo Securities LLC	62,884,183	(62,884,183)	—
	$145,961,753	$(145,961,753)	$—

(1)
Collateral with a fair value of  $148,711,660 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$182,020	$(182,020)	$—
Goldman, Sachs & Co. LLC	8,011	(8,011)	—
Morgan Stanley & Co. LLC	57,500	(57,500)	—
RBC Capital Markets, LLC	178,964	(178,964)	—
Wells Fargo Securities LLC	141,091	(141,091)	—
	$567,586	$(567,586)	$—

(1)
Collateral with a fair value of  $581,600 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$400,771	$(400,771)	$—
BNP Paribas Prime Brokerage Intl Ltd	197,141	(197,141)	—
BNP Paribas Securities Corp.	170,126	(170,126)	—
Citigroup Global Markets Inc.	112,863	(112,863)	—
Deutsche Bank Securities Inc.	362,483	(362,483)	—
Goldman, Sachs & Co. LLC	672,624	(672,624)	—
J.P. Morgan Securities LLC	219,924	(219,924)	—
Morgan Stanley & Co. LLC	233,477	(233,477)	—
RBC Capital Markets, LLC	390,637	(390,637)	—
UBS AG	322,172	(322,172)	—
Total	$3,082,218	$(3,082,218)	$—

(1)
Collateral with a fair value of  $3,169,609 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2018:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
GNMA Income	$—	$5,510,004	$(5,510,004)
High Yield Bond	(14,980,165)(1)	—	14,980,165
Intermediate Bond	(86,748,220)(1)	6,494,809	80,253,411
Short Term Bond	(6,416)	209,220	(202,804)
Strategic Income Opportunities	(28,208)	654,079	(625,871)

(1)
Relates to the expiration of capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2018		Year Ended March 31, 2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
GNMA Income	$25,285,448	$2,618,590	$24,333,861	$14,663,713
High Yield Bond	34,913,396	—	38,087,537	—
Intermediate Bond	144,520,033	—	107,796,993	—
Short Term Bond	1,982,682	—	2,220,519	—
Strategic Income Opportunities	9,478,752	—	6,909,050	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2018 were:
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
GNMA Income	$321,096	$—	$(9,903,489)	$(10,716,497)	$(13,326,701)	Short-term	None
					(1,174,350)	Long-term	None
					$(14,501,051)
High Yield Bond	446,504	—	(31,385)	(1,554,597)	(10,703,066)	Long-term	None
Intermediate Bond	—	(1,509,946)	(44,197,020)	(39,656,079)	(15,923,197)	Short-term	None
					(2,965,738)	Long-term	None
					$(18,888,935)
Short Term Bond	244,495	—	(223,969)	(1,121,238)	(889,446)	Short-term	None
					(1,583,679)	Long-term	None
					$(2,473,125)
Strategic Income Opportunities	970,643	—	—	1,587,919	(663,372)	Short-term	None
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 14 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2018, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0165	May 1, 2018	Daily
Class C	$0.0114	May 1, 2018	Daily
Class I	$0.0185	May 1, 2018	Daily
Class W	$0.0183	May 1, 2018	Daily
High Yield Bond
Class A	$0.0340	May 1, 2018	Daily
Class C	$0.0291	May 1, 2018	Daily
Class I	$0.0362	May 1, 2018	Daily
	Per Share Amount	Payable Date	Record Date
Class P	$0.0402	May 1, 2018	Daily
Class R	$0.0324	May 1, 2018	Daily
Class R6	$0.0361	May 1, 2018	Daily
Class W	$0.0356	May 1, 2018	Daily
Intermediate Bond
Class A	$0.0231	May 1, 2018	Daily
Class C	$0.0169	May 1, 2018	Daily
Class I	$0.0258	May 1, 2018	Daily
Class O	$0.0231	May 1, 2018	Daily
Class R	$0.0211	May 1, 2018	Daily
Class R6	$0.0259	May 1, 2018	Daily
Class W	$0.0251	May 1, 2018	Daily

NOTES TO FINANCIAL STATEMENTS as of March 31, 2018 (continued)

NOTE 14 — SUBSEQUENT EVENTS (continued)

	Per Share Amount	Payable Date	Record Date
Short Term Bond
Class A	$0.0136	May 1, 2018	Daily
Class C	$0.0076	May 1, 2018	Daily
Class I	$0.0160	May 1, 2018	Daily
Class R	$0.0114	May 1, 2018	Daily
Class R6	$0.0162	May 1, 2018	Daily
Class W	$0.0156	May 1, 2018	Daily
Strategic Income Opportunities
Class A	$0.0296	May 1, 2018	Daily
Class C	$0.0230	May 1, 2018	Daily
Class I	$0.0335	May 1, 2018	Daily
Class R	$0.0273	May 1, 2018	Daily
Class R6	$0.0337	May 1, 2018	Daily
Class W	$0.0316	May 1, 2018	Daily
Line of Credit renewal: Effective May 18, 2018, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of  $400,000,000.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2018

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 63.5%
1,467,415	Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$1,802,669	0.2
2,439,187	Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	2,961,286	0.3
9,218,033	Fannie Mae 2005-17 B, 6.500%, (US0001M + 0.000%), 03/25/2035	10,501,430	1.0
2,376,546	Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,739,234	0.3
1,112,786	Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,198,660	0.1
11,940,575 (1)	Fannie Mae 2010-150 PS, 4.729%, (-1.000*US0001M + 6.600%), 12/25/2039	934,859	0.1
7,480,875 (1)	Fannie Mae 2010-95 SB, 4.729%, (-1.000*US0001M + 6.600%), 09/25/2040	873,089	0.1
4,500,513	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	4,855,795	0.5
12,951,551 (1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	1,767,707	0.2
1,911,844	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	2,132,886	0.2
3,371,657	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,457,476	0.3
174,815	Fannie Mae REMIC Trust 2004-61 SH, 16.506%, (-3.998*US0001M + 23.988%), 11/25/2032	234,793	0.0
3,165,627	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,471,983	0.3
1,519,429 (1)	Fannie Mae REMIC Trust 2005-17 ES, 4.879%, (-1.000*US0001M + 6.750%), 03/25/2035	163,431	0.0
1,166,403	Fannie Mae REMIC Trust 2005-59 NQ, 12.196%, (-2.500*US0001M + 16.875%), 05/25/2035	1,426,289	0.1
1,121,357	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	1,183,801	0.1
369,505	Fannie Mae REMIC Trust 2006-115 ES, 19.074%, (-4.000*US0001M + 26.560%), 12/25/2036	501,879	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,738,464 (1)	Fannie Mae REMIC Trust 2006-36 SP, 4.829%, (-1.000*US0001M + 6.700%), 05/25/2036	$317,694	0.0
5,660,259 (1)	Fannie Mae REMIC Trust 2006-79 SH, 4.579%, (-1.000*US0001M + 6.450%), 08/25/2036	956,078	0.1
520,032	Fannie Mae REMIC Trust 2009-12 LK, 9.240%, 03/25/2039	558,394	0.1
1,861,549	Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,160,066	0.2
6,000,000	Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	6,258,632	0.6
5,084,839	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,580,756	0.6
2,179,155	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,224,920	0.2
4,050,489 (1)	Fannie Mae REMIC Trust 2012-128 VS, 4.379%, (-1.000*US0001M + 6.250%), 06/25/2042	487,734	0.0
9,734,805 (1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	928,088	0.1
4,770,116 (1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	778,929	0.1
4,294,106 (1)	Fannie Mae REMIC Trust 2012-68 SD, 4.829%, (-1.000*US0001M + 6.700%), 06/25/2032	653,472	0.1
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	3,323,186	0.3
1,596,024 (1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	196,668	0.0
4,478,782 (1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	544,872	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,379,877	Fannie Mae Series 2016-51 S, 4.049%, (-1.000*US0001M + 5.920%), 10/25/2043	$7,145,923	0.7
2,819,927	Freddie Mac 3770 GA, 4.500%, 10/15/2040	2,990,837	0.3
4,126,547	Freddie Mac REMIC Trust 2005-S001 2A2, 1.771%, (US0001M + 0.150%), 09/25/2045	4,054,091	0.4
671,376	Freddie Mac REMIC Trust 2653 SC, 5.968%, (-0.500*US0001M + 6.800%), 07/15/2033	711,786	0.1
1,155,462	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,310,934	0.1
281,073	Freddie Mac REMIC Trust 3012 ST, 15.564%, (-3.600*US0001M + 21.960%), 04/15/2035	364,285	0.1
584,618	Freddie Mac REMIC Trust 3065 DC, 14.530%, (-3.000*US0001M + 19.860%), 03/15/2035	772,142	0.1
974,738	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	1,063,289	0.1
6,471,469 (1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	143,290	0.0
615,739 (1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	112,255	0.0
275,992 (1)	Freddie Mac REMIC Trust 3753 PS, 4.323%, (-1.000*US0001M + 6.100%), 06/15/2040	10,845	0.0
700,697	Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	724,149	0.1
4,081,887	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	4,246,099	0.4
1,983,286 (1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	279,038	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,133,784	Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	$1,297,086	0.1
274,921 (1)	Freddie Mac-Ginnie Mae Series 21 SA, 6.129%, (-1.000*US0001M + 8.000%), 10/25/2023	31,299	0.0
1,820,981	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,975,240	0.2
4,787,213	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	5,562,503	0.5
665,728	Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	837,798	0.1
500,175	Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	659,384	0.1
2,893,151	Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	3,476,478	0.3
1,050,516	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	1,133,787	0.1
3,323,044	Ginnie Mae 2009-H01 FA, 2.972%, (US0001M + 1.150%), 11/20/2059	3,357,302	0.3
2,000,000	Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,207,919	0.2
3,641,910	Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	3,983,206	0.4
7,061,985 (2)	Ginnie Mae 2011-70 PO, 05/16/2041	5,748,309	0.6
5,164,731	Ginnie Mae 2012-H14 FK, 2.155%, (US0001M + 0.580%), 07/20/2062	5,191,459	0.5
5,687,554 (1)	Ginnie Mae 2014-107 XS, 3.814%, (-1.000*US0001M + 5.600%), 07/16/2044	649,458	0.1
2,788,161 (1)	Ginnie Mae 2014-96 SQ, 3.814%, (-1.000*US0001M + 5.600%), 07/16/2044	322,181	0.0
4,047,597	Ginnie Mae 2015-H13 FG, 1.975%, (US0001M + 0.400%), 04/20/2065	4,046,453	0.4
29,562,860 (1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	4,527,534	0.4
4,257,427 (1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	452,257	0.0
25,228,209	Ginnie Mae 2016-H20 FB, 2.125%, (US0001M + 0.550%), 09/20/2066	25,357,145	2.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
24,209,726	Ginnie Mae 2016-H23 F, 2.325%, (US0001M + 0.750%), 10/20/2066	$24,481,892	2.4
196,157	Ginnie Mae Series 2002-11 TS, 15.641%, (-3.000*US0001M + 21.000%), 02/16/2032	237,888	0.0
1,518,532 (1)	Ginnie Mae Series 2002-76 SG, 5.814%, (-1.000*US0001M + 7.600%), 10/16/2029	226,501	0.0
5,208,531	Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	5,498,029	0.5
188,820	Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	206,457	0.0
1,728,314	Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,860,886	0.2
1,105,757	Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	1,190,661	0.1
4,638,268	Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	4,975,784	0.5
162,091	Ginnie Mae Series 2004-87 SB, 5.587%, (-1.154*US0001M + 7.673%), 03/17/2033	165,237	0.0
1,744,063 (1)	Ginnie Mae Series 2004-98 SA, 4.878%, (-1.000*US0001M + 6.700%), 11/20/2034	309,778	0.0
1,583,370	Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	1,721,104	0.2
494,120 (1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	90,057	0.0
1,357,369 (1)	Ginnie Mae Series 2005-7 AH, 4.984%, (-1.000*US0001M + 6.770%), 02/16/2035	200,928	0.0
1,261,909 (1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	290,381	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
812,372	Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	$880,339	0.1
558,381	Ginnie Mae Series 2005-91 UP, 10.727%, (-2.000*US0001M + 14.300%), 09/16/2031	636,002	0.1
7,029,568	Ginnie Mae Series 2005-96 Z, 5.500%, 12/16/2035	7,604,758	0.8
11,219,658	Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	13,007,964	1.3
1,808,952	Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	2,020,184	0.2
13,053,171 (1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	128,707	0.0
3,299,244	Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	3,621,150	0.4
2,730,224 (1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	767,904	0.1
114,076	Ginnie Mae Series 2007-37 S, 18.750%, (-3.667*US0001M + 25.300%), 04/16/2037	130,144	0.0
169,590	Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	181,231	0.0
138,857	Ginnie Mae Series 2007-5 MT, 2.042%, (US0001M + 0.000%), 02/20/2034	138,651	0.0
3,421,447 (1)	Ginnie Mae Series 2007-53 SC, 4.678%, (-1.000*US0001M + 6.500%), 09/20/2037	544,621	0.1
93,383	Ginnie Mae Series 2007-53 SW, 14.739%, (-3.000*US0001M + 20.205%), 09/20/2037	117,266	0.0
1,691,527	Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,816,939	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,137,644	Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/2037	$3,474,227	0.3
2,601,737	Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,029,078	0.3
891,991 (1)	Ginnie Mae Series 2008-3 SA, 4.728%, (-1.000*US0001M + 6.550%), 01/20/2038	138,001	0.0
1,856,793 (1)	Ginnie Mae Series 2008-40 PS, 4.714%, (-1.000*US0001M + 6.500%), 05/16/2038	274,431	0.0
3,993,932 (1)	Ginnie Mae Series 2008-82 SA, 4.178%, (-1.000*US0001M + 6.000%), 09/20/2038	529,510	0.1
6,092,607 (1)	Ginnie Mae Series 2009-110 SA, 4.564%, (-1.000*US0001M + 6.350%), 04/16/2039	603,712	0.1
726,986	Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	774,612	0.1
2,201,602	Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	2,373,173	0.2
1,029,000	Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,131,373	0.1
4,331,852	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	4,615,800	0.5
3,998,976	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	4,182,111	0.4
2,742,054	Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,075,180	0.3
420,624 (1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	16,299	0.0
1,652,239	Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,169,029	0.2
4,918,796	Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	6,946,346	0.7
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,931,954	Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	$3,746,707	0.4
1,509,557 (1)	Ginnie Mae Series 2009-66 QS, 4.278%, (-1.000*US0001M + 6.100%), 07/20/2039	160,857	0.0
2,941,826	Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/2039	3,184,213	0.3
1,439,121 (1)	Ginnie Mae Series 2009-77 SA, 4.364%, (-1.000*US0001M + 6.150%), 09/16/2039	192,242	0.0
3,188,590	Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	3,603,633	0.4
889,713	Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,105,427	0.1
554,676	Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	589,935	0.1
3,854,328 (1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	540,335	0.1
2,929,542 (1)	Ginnie Mae Series 2010-116 NS, 4.864%, (-1.000*US0001M + 6.650%), 09/16/2040	407,264	0.0
319,191 (1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	41,250	0.0
1,500,000	Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,607,488	0.2
2,105,449 (1)	Ginnie Mae Series 2010-158 SA, 4.228%, (-1.000*US0001M + 6.050%), 12/20/2040	317,139	0.0
903,642 (1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	37,408	0.0
5,909,150 (1)	Ginnie Mae Series 2010-166 GS, 4.178%, (-1.000*US0001M + 6.000%), 12/20/2040	757,021	0.1
3,089,823 (1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	376,374	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,125,000	Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	$3,266,693	0.3
5,764,713	Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	5,838,168	0.6
927,315 (1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	113,003	0.0
2,100,000	Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,303,506	0.2
2,123,551 (1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	573,477	0.1
5,277,460	Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	6,038,210	0.6
2,510,796	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	2,665,004	0.3
11,159,943	Ginnie Mae Series 2010-61 EZ, 5.000%, 05/20/2040	11,876,471	1.2
774,448 (1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/2038	29,416	0.0
1,450,818 (1)	Ginnie Mae Series 2010-9 SB, 4.678%, (-1.000*US0001M + 6.500%), 09/20/2038	71,333	0.0
7,140,545	Ginnie Mae Series 2010-H01 FA, 2.451%, (US0001M + 0.820%), 01/20/2060	7,202,193	0.7
8,626,315	Ginnie Mae Series 2010-H10 FB, 2.631%, (US0001M + 1.000%), 05/20/2060	8,772,657	0.9
9,072,108	Ginnie Mae Series 2010-H10 FC, 2.631%, (US0001M + 1.000%), 05/20/2060	9,201,406	0.9
10,422,523	Ginnie Mae Series 2010-H20 AF, 1.905%, (US0001M + 0.330%), 10/20/2060	10,398,854	1.0
640,621 (1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	100,110	0.0
225,693	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	247,209	0.0
560,673	Ginnie Mae Series 2011-169 BG, 5.413%, 04/16/2039	594,598	0.1
6,630,689	Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	6,833,288	0.7
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,863,394	Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	$1,954,117	0.2
9,819,623 (1)	Ginnie Mae Series 2011-73 LS, 4.868%, (-1.000*US0001M + 6.690%), 08/20/2039	908,841	0.1
1,451,571	Ginnie Mae Series 2011-H07 FA, 2.075%, (US0001M + 0.500%), 02/20/2061	1,454,265	0.1
3,038,615 (1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	395,330	0.0
3,754,080 (1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	378,374	0.0
973,357 (1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	123,061	0.0
11,845,043 (1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	1,195,849	0.1
777,894 (1)	Ginnie Mae Series 2012-34 MS, 4.914%, (-1.000*US0001M + 6.700%), 04/16/2041	113,528	0.0
304,331	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	308,864	0.0
6,572,876 (1)	Ginnie Mae Series 2012-48 SA, 4.864%, (-1.000*US0001M + 6.650%), 04/16/2042	1,296,227	0.1
9,166,692 (1)	Ginnie Mae Series 2012-60 SG, 4.314%, (-1.000*US0001M + 6.100%), 05/16/2042	1,416,753	0.1
2,477,252 (1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/ 2041	352,517	0.0
1,086 (1)	Ginnie Mae Series 2012-98 WI, 4.500%, 02/20/2038	—	—
2,673,182	Ginnie Mae Series 2012-H11 VA, 2.225%, (US0001M + 0.650%), 05/20/2062	2,696,962	0.3
30,206,603	Ginnie Mae Series 2012-H12 FB, 2.625%, (US0001M + 1.050%), 02/20/2062	30,699,717	3.0
2,318,838	Ginnie Mae Series 2012-H20 BA, 2.135%, (US0001M + 0.560%), 09/20/2062	2,327,242	0.2
3,000,000	Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	3,145,857	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,289,772	Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	$1,197,723	0.1
1,900,000 (1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	596,474	0.1
1,863,913 (1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	306,903	0.0
9,643,286 (1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	1,498,511	0.2
5,195,337 (1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	409,238	0.0
2,571,661	Ginnie Mae Series 2013-H08 BF, 1.975%, (US0001M + 0.400%), 03/20/2063	2,568,210	0.3
5,457,158	Ginnie Mae Series 2013-H10 FT, 2.240%, (H15T1Y + 0.450%), 04/20/2063	5,475,078	0.5
4,174,272	Ginnie Mae Series 2013-H14 FC, 2.045%, (US0001M + 0.470%), 06/20/2063	4,180,777	0.4
1,407,936	Ginnie Mae Series 2013-H18 BA, 2.175%, (US0001M + 0.600%), 07/20/2063	1,414,800	0.1
4,266,409	Ginnie Mae Series 2013-H19 DF, 2.225%, (US0001M + 0.650%), 05/20/2063	4,289,324	0.4
12,175,134	Ginnie Mae Series 2013-H19 FC, 2.175%, (US0001M + 0.600%), 08/20/2063	12,231,505	1.2
3,513,022	Ginnie Mae Series 2013-H20 FB, 2.575%, (US0001M + 1.000%), 08/20/2063	3,565,300	0.4
4,428,768	Ginnie Mae Series 2013-H23 FA, 2.875%, (US0001M + 1.300%), 09/20/2063	4,532,165	0.4
9,617,820	Ginnie Mae Series 2013-H23 TA, 2.295%, (US0001M + 0.720%), 09/20/2063	9,699,996	1.0
2,793,200	Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	2,897,840	0.3
5,584,582	Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	5,783,718	0.6
4,650,531 (1)	Ginnie Mae Series 2014-30 ES, 3.178%, (-1.000*US0001M + 5.000%), 03/20/2040	484,654	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,887,604	Ginnie Mae Series 2015-10 Q, 2.275%, 10/20/2044	$10,602,797	1.0
12,125,000	Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	12,289,410	1.2
4,074,464 (1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	679,535	0.1
10,749,595	Ginnie Mae Series 2015-27 PB, 3 .000%, 08/20/2044	10,542,718	1.0
45,342,129	Ginnie Mae Series 2015-H31 FT, 2.225%, (US0001M + 0.650%), 11/20/2065	45,507,097	4.5
17,791,700 (1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	3,247,341	0.3
8,662,181	Ginnie Mae Series 2016-5 AB, 4.676%, 01/20/2046	9,133,196	0.9
29,367,106	Ginnie Mae Series 2016-H08 FT, 2.295%, (US0001M + 0.720%), 02/20/2066	29,520,666	2.9
2,597,411	Ginnie Mae Series 2017-182 ZL, 3.000%, 12/20/2047	2,580,239	0.3
51,808,043	Ginnie Mae Series 2017-H23 FC, 2.025%, (US0001M + 0.450%), 11/20/2067	51,872,264	5.1
1,568,096	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,578,390	0.2
	Total Collateralized Mortgage Obligations (Cost $651,765,804)	646,553,104	63.5
ASSET-BACKED SECURITIES: 0.2%
	Other Asset-Backed Securities: 0.2%
1,079,294 (3)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.703%, 07/26/2033	1,116,311	0.1
162,756 (3)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	169,669	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES (continued)
	Other Asset-Backed Securities (continued)
124,056 (3)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	$124,785	0.0
199,460 (3)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.500%, 05/25/2032	203,212	0.1
	Total Asset-Backed Securities (Cost $1,649,804)	1,613,977	0.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.5%
666,659	Ginnie Mae 2004-23 Z, 5.586%, 03/16/2044	691,208	0.1
7,736,843 (1)	Ginnie Mae 2006-67 IO, 0.571%, 11/16/2046	37,370	0.0
713,881	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	730,168	0.1
1,779,505	Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	1,836,116	0.2
243,831 (1)	Ginnie Mae 2008-45 IO, 0.849%, 02/16/2048	1,041	0.0
660,828	Ginnie Mae 2009-115 D, 4.660%, 01/16/2050	667,807	0.0
4,105,318 (1)	Ginnie Mae 2010-122 IO, 0.285%, 02/16/2044	83,469	0.0
80,261 (1)	Ginnie Mae 2010-123 IA, 2.083%, 10/16/2052	2,576	0.0
31,289,878 (1)	Ginnie Mae 2011-47 IO, 0.020%, 01/16/2051	316,441	0.0
868,486	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	890,726	0.1
	Total Commercial Mortgage-Backed Securities (Cost $5,134,249)	5,256,922	0.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 67.4%
	Federal Home Loan Mortgage Corporation: 5.2%(4)
5,971,412	3.500%, 12/01/2047	5,994,409	0.6
34,000,000 (5)	3.500%, 04/01/2048	34,081,985	3.4
7,044,000 (5)	4.000%, 05/01/2048	7,218,724	0.7
4,850,220	5.290%-9.500%, 07/01/2020-06/01/2038	5,301,378	0.5
		52,596,496	5.2
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
	Federal National Mortgage Association: 5.1%(4)
8,892,265	3.500%, 03/01/2046	$8,961,682	0.9
14,768,598	4.000%, 05/01/2042	15,285,158	1.5
26,918,853	3.000%-7.500%, 07/01/2027-05/01/2048	27,889,362	2.7
		52,136,202	5.1
	Government National Mortgage Association: 57.1%
174,332,000 (5)	3.000%, 04/01/2044	171,522,941	16.8
6,117,630	3.500%, 09/20/2045	6,179,136	0.6
9,153,564	3.500%, 08/20/2046	9,263,739	0.9
10,152,931	3.500%, 09/20/2046	10,283,291	1.0
6,645,670	3.500%, 09/20/2046	6,718,684	0.7
6,426,734	3.500%, 10/20/2046	6,497,518	0.6
7,329,480	3.500%, 10/20/2046	7,410,541	0.7
157,057,000 (5)	3.500%, 04/01/2048	158,593,823	15.6
6,801,555	3.750%, 05/20/2042	6,936,138	0.7
6,462,931	3.750%, 05/20/2042	6,591,761	0.6
14,624,122	4.000%, 08/20/2042	15,244,780	1.5
7,044,000 (5)	4.000%, 04/01/2044	7,240,874	0.7
7,757,059	4.000%, 01/20/2046	7,998,468	0.8
6,449,578	4.000%, 03/20/2046	6,657,541	0.7
150,400,234	3.000%-7.500%, 05/15/2018-04/20/2047	154,933,206	15.2
		582,072,441	57.1
	Total U.S. Government Agency Obligations (Cost $690,264,331)	686,805,139	67.4
	Total Long-Term Investments (Cost $1,348,814,188)	1,340,229,142	131.6
SHORT-TERM INVESTMENTS: 5.1%
	U.S. Treasury Bills: 5.1%
31,363,000	United States Treasury Bill, 1.530%, 05/10/2018	31,309,284	3.1
15,967,000	United States Treasury Bill, 1.800%, 06/28/2018	15,902,270	1.5
5,299,000	United States Treasury Bill, 05/03/2018	5,291,605	0.5
		52,503,159	5.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2018 (continued)

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	U.S. Treasury Bills (continued)
Total Short-Term Investments (Cost $52,502,141)	$52,503,159	5.1
Total Investments in Securities (Cost $1,401,316,329)	$1,392,732,301	136.7
Liabilities in Excess of Other Assets	(374,128,548)	(36.7)
Net Assets	$1,018,603,753	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(2)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(3)
Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$646,553,104	$—	$646,553,104
U.S. Government Agency Obligations	—	686,805,139	—	686,805,139
Commercial Mortgage-Backed Securities	—	5,256,922	—	5,256,922
Asset-Backed Securities	—	1,613,977	—	1,613,977
Short-Term Investments	—	52,503,159	—	52,503,159
Total Investments, at fair value	$—	$1,392,732,301	$—	$1,392,732,301
Other Financial Instruments+
Futures	101,048	—	—	101,048
Total Assets	$101,048	$1,392,732,301	$—	$1,392,833,349
Liabilities Table
Other Financial Instruments+
Futures	$(1,297,126)	$—	$—	$(1,297,126)
Total Liabilities	$(1,297,126)	$—	$—	$(1,297,126)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2018 (continued)

At March 31, 2018, the following futures contracts were outstanding for Voya GNMA Income Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury Ultra Long Bond	19	06/20/18	$3,048,906	$101,048
			$3,048,906	$101,048
Short Contracts
U.S. Treasury 10-Year Note	(608)	06/20/18	(73,653,500)	(482,571)
U.S. Treasury 2-Year Note	(472)	06/29/18	(100,351,626)	(12,727)
U.S. Treasury 5-Year Note	(800)	06/29/18	(91,568,750)	(259,267)
U.S. Treasury Long Bond	(235)	06/20/18	(34,456,875)	(542,561)
			$(300,030,751)	$(1,297,126)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$101,048
Total Asset Derivatives		$101,048
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$1,297,126
Total Liability Derivatives		$1,297,126

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$4,189,752
Total	$4,189,752

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(993,743)
Total	$(993,743)

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,402,252,719.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$8,376,952
Gross Unrealized Depreciation	(19,093,449)
Net Unrealized Depreciation	$(10,716,497)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 97.1%
		Basic Materials: 8.1%
2,225,000 (1)		Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	$2,263,937	0.4
1,635,000 (1)		Aruba Investments, Inc., 8.750%, 02/15/2023	1,704,487	0.3
1,470,000 (1)		Cascades, Inc., 5.500%, 07/15/2022	1,486,537	0.3
920,000 (1)		Constellium NV, 5.750%, 05/15/2024	906,200	0.2
250,000 (1)		Constellium NV, 5.875%, 02/15/2026	246,875	0.0
1,050,000	(1)(2)	Constellium NV, 6.625%, 03/01/2025	1,065,750	0.2
1,785,000 (1)		Cornerstone Chemical Co., 6.750%, 08/15/2024	1,777,771	0.3
940,000 (1)		Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/2022	979,950	0.2
985,000 (1)		First Quantum Minerals Ltd., 6.500%, 03/01/2024	935,750	0.2
3,900,000 (2)		Freeport-McMoRan, Inc., 4.550%-5.450%, 11/14/2024-03/15/2043	3,725,650	0.7
1,450,000		Hexion, Inc., 6.625%, 04/15/2020	1,359,375	0.2
975,000 (1)		Hexion, Inc., 10.375%, 02/01/2022	948,188	0.2
955,000 (1)		Hexion, Inc., 13.750%, 02/01/2022	816,525	0.1
1,925,000 (1)		IAMGOLD Corp., 7.000%, 04/15/2025	1,973,125	0.3
1,750,000	(1)(2)	INEOS Group Holdings SA, 5.625%, 08/01/2024	1,774,063	0.3
2,100,000 (1)		Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/2023	2,341,500	0.4
2,320,000 (1)		Rayonier AM Products, Inc., 5.500%, 06/01/2024	2,285,200	0.4
3,265,000		Teck Resources Ltd., 4.750%-5.200%, 01/15/2022-03/01/2042	3,155,513	0.6
1,700,000 (1)		Tronox Finance LLC, 7.500%, 03/15/2022	1,764,799	0.3
335,000 (1)		Tronox Finance PLC, 5.750%, 10/01/2025	326,625	0.1
1,900,000 (1)		Tronox, Inc., 6.500%, 04/15/2026	1,904,750	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Basic Materials (continued)
13,345,000	(3)(4)(5)	Other Securities	$11,632,008	2.1
			45,374,578	8.1
		Communications: 14.8%
1,860,000	(1)(2)	Acosta, Inc., 7.750%, 10/01/2022	1,181,100	0.2
1,000,000	(1)(2)	Altice Finco SA, 8.125%, 01/15/2024	1,035,000	0.2
2,925,000 (1)		Altice France SA/France, 6.250%, 05/15/2024	2,767,781	0.5
2,000,000	(1)(2)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,717,500	0.3
2,170,000 (1)		Altice Luxembourg SA, 7.750%, 05/15/2022	2,020,812	0.3
1,845,000 (1)		Altice US Finance I Corp., 5.500%, 05/15/2026	1,803,488	0.3
1,985,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,917,768	0.3
1,215,000 (1)		Block Communications, Inc., 6.875%, 02/15/2025	1,227,855	0.2
2,280,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,170,332	0.4
1,335,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,258,238	0.2
1,120,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	1,099,000	0.2
2,895,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,887,791	0.5
1,500,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	1,530,000	0.3
955,000 (1)		Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/2021	956,194	0.2
600,000 (1)		Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.500%, 04/01/2028	616,500	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,740,000 (1)		CommScope Tech Finance LLC, 6.000%, 06/15/2025	$1,819,170	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/2024	2,465,444	0.4
1,200,000 (1)		CSC Holdings LLC, 5.375%, 02/01/2028	1,136,508	0.2
1,375,000 (1)		CSC Holdings LLC, 6.625%, 10/15/2025	1,423,125	0.3
3,745,000		DISH DBS Corp., 5.000%-5.875%, 07/15/2022-11/15/2024	3,421,937	0.6
1,240,000	(1)(2)	Frontier Communications Corp., 8.500%, 04/01/2026	1,205,900	0.2
1,685,000 (1)		Gray Television, Inc., 5.125%, 10/15/2024	1,634,450	0.3
4,495,000		Level 3 Financing, Inc., 5.125%-5.375%, 05/01/2023-03/15/2026	4,351,465	0.8
1,000,000 (1)		Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 08/15/2023	1,056,250	0.2
1,600,000 (1)		Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,571,520	0.3
2,230,000 (1)		Plantronics, Inc., 5.500%, 05/31/2023	2,216,174	0.4
2,130,000 (1)		Salem Media Group, Inc., 6.750%, 06/01/2024	2,050,125	0.4
1,185,000	(1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	1,105,012	0.2
1,520,000		Sinclair Television Group, Inc., 6.125%, 10/01/2022	1,563,700	0.3
2,250,000 (1)		Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,126,250	0.4
1,160,000 (1)		Sirius XM Radio, Inc., 6.000%, 07/15/2024	1,197,700	0.2
1,000,000		Sprint Communications, Inc., 6.000%, 11/15/2022	983,750	0.2
5,110,000		Sprint Corp., 7.125%, 06/15/2024	4,995,025	0.9
3,170,000		Sprint Corp., 7.250%, 09/15/2021	3,284,913	0.5
2,175,000		Sprint Corp., 7.625%, 03/01/2026	2,128,781	0.4
3,025,000		Telecom Italia Capital SA, 6.000%-6.375%, 11/15/2033-09/30/2034	3,231,525	0.6
1,320,000 (1)		Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,452,000	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,045,000 (1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	$1,022,794	0.2
2,140,000	Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	2,209,550	0.4
500,000	Zayo Group LLC / Zayo Capital, Inc., 6.375%, 05/15/2025	519,375	0.1
9,625,000	Other Securities	9,178,432	1.6
		83,540,234	14.8
	Consumer, Cyclical: 16.6%
2,490,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,383,428	0.4
2,525,000 (2)	AMC Entertainment Holdings, Inc., 5.750%-5.875%, 06/15/2025-11/15/2026	2,489,937	0.4
2,050,000 (1)	American Tire Distributors, Inc., 10.250%, 03/01/2022	2,103,812	0.4
1,270,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	1,244,600	0.2
1,231,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/2021	1,240,232	0.2
2,130,000	AV Homes, Inc., 6.625%, 05/15/2022	2,178,394	0.4
890,000 (1)	Boyne USA, Inc., 7.250%, 05/01/2025	917,813	0.2
1,300,000 (1)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	1,358,500	0.2
1,940,000 (1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,964,250	0.3
2,115,000	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	2,154,656	0.4
2,980,000	Century Communities, Inc., 5.875%, 07/15/2025	2,845,900	0.5
1,975,000 (1)	Cooper-Standard Automotive, Inc., 5.625%, 11/15/2026	1,975,000	0.4
2,985,000 (1)	CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/2025	2,869,122	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,080,000 (1)		DBP Holding Corp., 7.750%, 10/15/2020	$567,000	0.1
2,095,000 (1)		EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	2,273,075	0.4
2,525,000 (1)		Golden Nugget, Inc., 6.750%, 10/15/2024	2,550,250	0.5
2,190,000 (1)		Hot Topic, Inc., 9.250%, 06/15/2021	2,179,050	0.4
900,000 (1)		International Game Technology PLC, 6.250%, 02/15/2022	947,250	0.2
865,000 (1)		International Game Technology PLC, 6.500%, 02/15/2025	930,956	0.1
2,070,000 (1)		IRB Holding Corp., 6.750%, 02/15/2026	2,033,982	0.4
1,040,000 (1)		KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.000%, 06/01/2024	1,036,100	0.2
1,040,000 (1)		KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.250%, 06/01/2026	1,038,700	0.2
1,700,000 (1)		Lennar Corp., 5.250%, 06/01/2026	1,687,250	0.3
600,000 (1)		Lennar Corp., 8.375%, 01/15/2021	667,500	0.1
600,000 (1)		Lennar Corp., 5.375%, 10/01/2022	619,500	0.1
2,631,000		Meritage Homes Corp., 5.125%-7.000%, 04/01/2022-06/06/2027	2,703,773	0.5
3,000,000		MGM Resorts International, 6.000%-7.750%, 03/15/2022-03/15/2023	3,221,250	0.6
1,800,000 (1)		Navistar International Corp., 6.625%, 11/01/2025	1,804,500	0.3
1,680,000	(1)(2)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/2021	1,071,000	0.2
1,833,125	(1)(2)(6)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/2021	1,177,783	0.2
2,270,000 (1)		Penn National Gaming, Inc., 5.625%, 01/15/2027	2,184,875	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
240,000 (1)		PetSmart, Inc., 5.875%, 06/01/2025	$174,600	0.0
3,435,000 (1)		PetSmart, Inc., 7.125%, 03/15/2023	1,966,537	0.4
2,085,000 (1)		Rite Aid Corp., 6.125%, 04/01/2023	2,111,063	0.4
240,000 (1)		Rite Aid Corp., 6.875%, 12/15/2028	195,900	0.0
2,440,000 (1)		Scientific Games International, Inc., 5.000%, 10/15/2025	2,379,000	0.4
2,865,000		Scientific Games International, Inc., 6.625%-10.000%, 05/15/2021-12/01/2022	3,034,778	0.6
1,705,000 (1)		Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	1,811,563	0.3
790,000 (1)		Six Flags Entertainment Corp., 4.875%, 07/31/2024	771,237	0.1
1,585,000 (1)		Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,573,113	0.3
2,055,000 (1)		Station Casinos LLC, 5.000%, 10/01/2025	1,957,388	0.3
1,450,000	(1)(7)	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/2022	681,500	0.1
2,115,000 (1)		Viking Cruises Ltd., 5.875%, 09/15/2027	2,009,250	0.4
657,000 (1)		WMG Acquisition Corp., 5.625%, 04/15/2022	674,246	0.1
1,120,000 (1)		Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,094,800	0.2
18,566,000 (4)		Other Securities	18,798,830	3.3
			93,653,243	16.6
		Consumer, Non-cyclical: 18.6%
1,750,000 (1)		APTIM Corp., 7.750%, 06/15/2025	1,518,125	0.3
1,446,650	(1)(6)(7)	BI-LO LLC / BI-LO Finance Corp., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2018	828,208	0.2
1,335,000	(1)(2)(7)	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/2019	1,340,006	0.2
1,245,000 (1)		Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,179,637	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
3,470,000		Centene Corp., 4.750%-6.125%, 02/15/2021-01/15/2025	$3,562,638	0.6
4,190,000 (2)		CHS / Community Health Systems, Inc., 6.250%-8.000%, 11/15/2019-03/31/2023	3,717,419	0.7
1,455,000 (1)		Cott Holdings, Inc., 5.500%, 04/01/2025	1,440,450	0.3
1,275,000	(1)(6)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	1,287,750	0.2
450,000	(1)(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	445,500	0.1
1,190,000 (1)		Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/2023	907,375	0.1
840,000 (1)		Envision Healthcare Corp., 5.125%, 07/01/2022	840,000	0.2
1,805,000		Envision Healthcare Corp., 5.625%, 07/15/2022	1,822,147	0.3
3,120,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	3,283,800	0.6
4,315,000		HCA, Inc., 5.375%, 02/01/2025	4,336,575	0.7
3,150,000		HCA, Inc., 5.500%-7.500%, 02/15/2022-06/15/2047	3,290,062	0.6
416,000 (1)		Herc Rentals, Inc., 7.500%, 06/01/2022	446,160	0.1
454,000 (1)		Herc Rentals, Inc., 7.750%, 06/01/2024	493,725	0.1
575,000 (1)		Hertz Corp. / The, 7.625%, 06/01/2022	582,906	0.1
1,535,000	(1)(2)	Hertz Corp., 5.500%, 10/15/2024	1,304,750	0.2
1,000,000 (2)		Hertz Corp., 7.375%, 01/15/2021	996,250	0.2
2,305,000 (1)		Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	2,397,200	0.4
2,095,000 (1)		Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	2,123,806	0.4
1,150,000 (1)		JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/2021	1,165,812	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
830,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	$778,125	0.2
575,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	562,954	0.1
1,335,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,283,269	0.2
1,960,000 (1)		Live Nation Entertainment, Inc., 5.375%, 06/15/2022	2,009,000	0.4
2,080,000 (1)		Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022	2,095,600	0.4
2,900,000 (1)		MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	3,001,500	0.5
420,000 (1)		Pilgrim’s Pride Corp., 5.750%, 03/15/2025	408,975	0.1
1,200,000 (1)		Pilgrim’s Pride Corp., 5.875%, 09/30/2027	1,131,000	0.2
580,000	(1)(6)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	593,056	0.1
600,000 (1)		Post Holdings, Inc., 5.000%, 08/15/2026	571,500	0.1
1,975,000 (1)		Post Holdings, Inc., 5.625%, 01/15/2028	1,893,531	0.4
1,150,000 (1)		Post Holdings, Inc., 8.000%, 07/15/2025	1,295,188	0.2
2,040,000 (1)		Sotera Health Holdings LLC, 6.500%, 05/15/2023	2,060,400	0.4
1,230,000	(1)(6)	Sotera Health Topco, Inc., 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/2021	1,239,225	0.2
1,145,000 (1)		Tenet Healthcare Corp., 5.125%, 05/01/2025	1,104,925	0.2
2,860,000 (2)		Tenet Healthcare Corp., 6.750%, 06/15/2023	2,809,950	0.5
2,975,000		Tenet Healthcare Corp., 6.750%-8.125%, 02/01/2020-04/01/2022	3,087,906	0.5
730,000 (1)		Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	709,525	0.1
1,575,000 (1)		US Foods, Inc., 5.875%, 06/15/2024	1,618,313	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,750,000 (1)	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/2023	$1,537,812	0.3
1,450,000 (1)	Valeant Pharmaceuticals International, Inc., 5.500%, 11/01/2025	1,417,013	0.2
780,000 (1)	Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/2025	676,065	0.1
4,315,000 (1)	Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/2021	4,341,969	0.8
1,135,000 (1)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/2024	1,187,494	0.2
590,000 (1)	Valeant Pharmaceuticals International, Inc., 9.000%, 12/15/2025	588,525	0.1
2,020,000 (1)	Valeant Pharmaceuticals International, 7.250%, 07/15/2022	2,027,575	0.4
895,000 (1)	Valeant Pharmaceuticals International, 9.250%, 04/01/2026	893,881	0.1
2,575,000 (1)	Vizient, Inc., 10.375%, 03/01/2024	2,864,688	0.5
2,235,000 (1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	2,140,013	0.4
20,030,000 (4)	Other Securities	19,272,888	3.4
		104,512,166	18.6
	Energy: 15.3%
2,900,000	Antero Resources Corp., 5.000%-5.125%, 12/01/2022-03/01/2025	2,931,750	0.5
2,950,000 (1)	California Resources Corp., 8.000%, 12/15/2022	2,326,812	0.4
1,680,000 (1)	Centennial Resource Production LLC, 5.375%, 01/15/2026	1,652,700	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
2,205,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	$2,196,731	0.4
1,235,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	1,296,750	0.2
700,000		Chesapeake Energy Corp., 6.625%, 08/15/2020	724,500	0.1
2,295,000	(1)(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	2,226,150	0.4
1,665,000 (1)		Continental Resources, Inc./OK, 4.375%, 01/15/2028	1,625,456	0.3
2,900,000		Continental Resources, Inc./OK, 4.500%-5.000%, 09/15/2022-04/15/2023	2,943,625	0.5
2,105,000 (1)		Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	2,105,000	0.4
2,320,000 (1)		Delek Logistics Partners L.P., 6.750%, 05/15/2025	2,354,800	0.4
415,000 (1)		Diamondback Energy, Inc., 5.375%, 05/31/2025	421,951	0.1
840,000 (1)		Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	837,900	0.2
1,260,000 (1)		Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	1,260,000	0.2
3,390,000 (2)		Ensco PLC, 5.200%-7.750%, 03/15/2025-10/01/2044	2,755,612	0.5
1,045,000 (1)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,031,937	0.2
1,750,000 (1)		Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/2024	1,732,500	0.3
2,070,000 (1)		Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,961,325	0.4
2,100,000 (1)		Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	1,900,500	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,350,000 (1)		Lonestar Resources America, Inc., 11.250%, 01/01/2023	$1,353,375	0.2
1,655,000 (1)		Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,675,191	0.3
3,015,000		Murphy Oil Corp., 4.450%-6.875%, 12/01/2022-08/15/2025	2,981,800	0.5
2,040,000		Murphy Oil USA, Inc., 5.625%-6.000%, 08/15/2023-05/01/2027	2,107,988	0.4
1,470,000 (1)		Murray Energy Corp., 11.250%, 04/15/2021	558,600	0.1
220,000 (1)		NGPL PipeCo LLC, 4.375%, 08/15/2022	219,450	0.0
1,000,000 (1)		NGPL PipeCo LLC, 4.875%, 08/15/2027	988,750	0.2
830,000 (1)		Noble Holding International Ltd., 7.875%, 02/01/2026	818,588	0.1
435,000 (1)		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	442,613	0.1
2,285,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	2,324,988	0.4
1,950,000 (1)		Rockies Express Pipeline LLC, 5.625%, 04/15/2020	2,028,020	0.4
1,240,000	(1)(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	1,249,300	0.2
2,030,000 (2)		Sanchez Energy Corp., 6.125%-7.750%, 06/15/2021-01/15/2023	1,567,031	0.3
2,100,000 (1)		SRC Energy, Inc., 6.250%, 12/01/2025	2,115,750	0.4
840,000 (1)		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	811,650	0.2
85,000 (1)		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	82,237	0.0
85,000 (1)		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	82,344	0.0
2,075,000 (1)		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	2,095,750	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
3,100,000	Transocean, Inc., 6.800%, 03/15/2038	$2,433,500	0.4
2,367,000	Unit Corp., 6.625%, 05/15/2021	2,378,835	0.4
2,030,000 (1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,994,475	0.4
3,240,000	WPX Energy, Inc., 6.000%, 01/15/2022	3,345,300	0.6
18,375,000 (4)	Other Securities	17,857,656	3.2
		85,799,190	15.3
	Financial: 5.8%
2,600,000	Ally Financial, Inc., 5.750%, 11/20/2025	2,688,530	0.5
2,235,000	Ally Financial, Inc., 7.500%-8.000%, 03/15/2020-09/15/2020	2,417,587	0.4
1,150,000 (1)	CNG Holdings, Inc., 9.375%, 05/15/2020	1,138,500	0.2
2,350,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	2,291,955	0.4
1,120,000 (1)	FBM Finance, Inc., 8.250%, 08/15/2021	1,176,000	0.2
2,115,000	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	2,199,600	0.4
3,020,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%-6.375%, 03/01/2024-10/15/2027	3,086,176	0.6
5,215,000	Navient Corp., 5.875%-7.250%, 09/25/2023-10/25/2024	5,287,087	0.9
1,405,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,317,188	0.2
2,040,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	2,053,362	0.4
1,850,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,852,313	0.3
1,390,000 (1)	UniCredit SpA, 5.861%, 06/19/2032	1,414,617	0.3
5,455,000	Other Securities	5,636,008	1.0
		32,558,923	5.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 10.0%
1,975,000 (1)		Advanced Disposal Services, Inc., 5.625%, 11/15/2024	$1,999,687	0.4
2,120,000		AECOM, 5.875%, 10/15/2024	2,228,650	0.4
2,425,000 (6)		ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	2,518,969	0.4
300,000	(1)(6)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 0.000%), 01/31/2023	315,000	0.1
508,000 (1)		Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/2025	511,810	0.1
1,000,000 (1)		Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	1,067,500	0.2
1,580,000 (1)		ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,655,050	0.3
1,034,000 (1)		BMC East LLC, 5.500%, 10/01/2024	1,036,585	0.2
1,250,000 (1)		Bombardier, Inc., 6.000%, 10/15/2022	1,245,312	0.2
1,430,000 (1)		Bombardier, Inc., 7.500%, 12/01/2024	1,483,625	0.3
2,435,000 (1)		Bombardier, Inc., 8.750%, 12/01/2021	2,681,544	0.5
2,555,000 (1)		BWAY Holding Co., 7.250%, 04/15/2025	2,612,488	0.5
1,680,000 (1)		FXI Holdings, Inc., 7.875%, 11/01/2024	1,649,550	0.3
820,000 (1)		Gates Global LLC / Gates Global Co., 6.000%, 07/15/2022	833,407	0.1
2,100,000 (1)		Itron, Inc., 5.000%, 01/15/2026	2,074,380	0.4
1,260,000 (1)		Jeld-Wen, Inc., 4.625%, 12/15/2025	1,212,750	0.2
1,260,000 (1)		Jeld-Wen, Inc., 4.875%, 12/15/2027	1,193,850	0.2
1,355,000 (1)		Koppers, Inc., 6.000%, 02/15/2025	1,387,791	0.2
1,375,000 (1)		Masonite International Corp., 5.625%, 03/15/2023	1,421,406	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
210,000 (1)	Multi-Color Corp., 4.875%, 11/01/2025	$196,875	0.1
2,325,000 (1)	Multi-Color Corp., 6.125%, 12/01/2022	2,406,375	0.4
1,440,000 (1)	Novelis Corp., 5.875%, 09/30/2026	1,422,000	0.3
600,000 (1)	Novelis Corp., 6.250%, 08/15/2024	616,500	0.1
725,000 (1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	751,734	0.1
1,975,000 (1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	2,088,563	0.4
1,680,000 (1)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	1,684,200	0.3
1,030,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,041,279	0.2
135,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	141,581	0.0
1,000,000 (1)	Sealed Air Corp., 5.125%, 12/01/2024	1,022,400	0.2
500,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	518,750	0.1
2,485,000 (1)	Shape Technologies Group, Inc., 7.625%, 02/01/2020	2,542,155	0.4
2,265,000 (1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	2,332,950	0.4
2,000,000	Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/2022	2,165,000	0.4
2,220,000 (1)	Wrangler Buyer Corp., 6.000%, 10/01/2025	2,192,250	0.4
1,620,000 (1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	1,786,050	0.3
4,090,000	Other Securities	4,204,750	0.7
		56,242,766	10.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: 6.3%
1,575,000 (1)		Ascend Learning LLC, 6.875%, 08/01/2025	$1,622,250	0.3
2,550,000 (1)		BMC Software Finance, Inc., 8.125%, 07/15/2021	2,559,562	0.4
704,000	(1)(6)	Boxer Parent Co., Inc., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 10/15/2019	704,880	0.1
1,645,000 (1)		CDK Global, Inc., 4.875%, 06/01/2027	1,587,425	0.3
1,625,000 (1)		Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	1,617,362	0.3
1,200,000 (1)		Dell International LLC / EMC Corp., 5.450%, 06/15/2023	1,272,999	0.2
540,000 (1)		Dell International LLC / EMC Corp., 5.875%, 06/15/2021	554,175	0.1
1,200,000 (1)		Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,293,639	0.3
540,000 (1)		Dell International LLC / EMC Corp., 7.125%, 06/15/2024	576,973	0.1
1,000,000 (1)		First Data Corp., 5.750%, 01/15/2024	1,010,000	0.2
3,000,000 (1)		First Data Corp., 7.000%, 12/01/2023	3,161,250	0.5
1,890,000	(1)(6)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/2021	1,915,987	0.3
1,955,000 (1)		Micron Technology, Inc., 5.250%, 01/15/2024	2,030,756	0.4
590,000 (1)		MSCI, Inc., 5.250%, 11/15/2024	605,340	0.1
1,125,000 (1)		MSCI, Inc., 5.750%, 08/15/2025	1,180,913	0.2
1,720,000 (1)		Open Text Corp., 5.625%, 01/15/2023	1,790,950	0.3
800,000 (1)		Open Text Corp., 5.875%, 06/01/2026	824,760	0.2
1,425,000 (1)		RP Crown Parent LLC, 7.375%, 10/15/2024	1,478,438	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
600,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/2023	$603,000	0.1
1,805,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 10.500%, 02/01/2024	1,696,700	0.3
6,980,000	Other Securities	7,286,721	1.3
		35,374,080	6.3
	Utilities: 1.6%
735,000 (1)	Calpine Corp., 5.250%, 06/01/2026	712,031	0.1
2,450,000 (2)	Calpine Corp., 5.375%-5.750%, 01/15/2023-01/15/2025	2,279,449	0.4
1,500,000 (1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,548,750	0.3
840,000 (1)	NRG Energy, Inc., 5.750%, 01/15/2028	823,200	0.1
2,675,000	NRG Energy, Inc., 6.250%-7.250%, 07/15/2022-01/15/2027	2,769,975	0.5
1,000,000	Other Securities	1,087,500	0.2
		9,220,905	1.6
	Total Corporate Bonds/Notes (Cost $547,781,173)	546,276,085	97.1
BANK LOANS: 0.3%
	Healthcare – Services: 0.3%
1,217,179	Kindred Healthcare, Inc., 5.645%, (US0003M + 3.500%), 04/09/2021	1,222,676	0.3
	Total Bank Loans (Cost $1,214,968)	1,222,676	0.3

Shares			Value	Percentage of Net Assets
COMMON STOCK: —%
Consumer Discretionary: —%
195	(5)(8)	Other Securities	—	—
		Total Common Stock (Cost $7,957)	—	—
		Total Long-Term Investments (Cost $549,004,098)	547,498,761	97.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value		Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.8%
	Securities Lending Collateral(9): 5.2%
6,928,561	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $6,929,928, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $7,067,132, due 03/31/18-02/20/68)	$$	6,928,561	1.2
6,928,561	Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $6,929,935, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $7,067,132, due 04/30/18-12/01/51)		6,928,561	1.3
6,928,561	Jefferies LLC, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $6,929,943, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $7,067,164, due 04/17/18-07/15/32)		6,928,561	1.2
1,457,147	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $1,457,434, collateralized by various U.S. Government Securities, 0.000%-6.000%, Market Value plus accrued interest $1,486,290, due 10/31/23-09/09/49)		1,457,147	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(9) (continued)
6,928,561	Nomura Securities, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $6,929,943, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $7,067,132, due 04/02/18-02/20/68)	$6,928,561	1.2
		29,171,391	5.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
9,295,000 (10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550% (Cost $9,295,000)	9,295,000	1.6
	Total Short-Term Investments (Cost $38,466,391)	38,466,391	6.8
	Total Investments in Securities (Cost $587,470,489)	$585,965,152	104.2
	Liabilities in Excess of Other Assets	(23,362,860)	(4.2)
	Net Assets	$562,602,292	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities in default.

(4)
The grouping contains securities on loan.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2018 (continued)

(5)
The grouping contains Level 3 securities.

(6)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(7)
Defaulted security

(8)
The grouping contains non-income producing securities.

(9)
Represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of March 31, 2018.

Reference Rate Abbreviations:
US0003M 3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Corporate Bonds/Notes	—	546,276,085	—	546,276,085
Bank Loans	—	1,222,676	—	1,222,676
Short-Term Investments	9,295,000	29,171,391	—	38,466,391
Total Investments, at fair value	$9,295,000	$576,670,152	$—	$585,965,152

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $587,519,749.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$13,233,658
Gross Unrealized Depreciation	(14,788,255)
Net Unrealized Depreciation	$(1,554,597)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.7%
	Basic Materials: 0.8%
2,746,000 (1)	Anglo American Capital PLC, 4.875%, 05/14/2025	$2,816,014	0.1
2,250,000 (1)	Braskem Netherlands Finance BV, 4.500%, 01/10/2028	2,192,962	0.0
1,200,000 (1)	Corp Nacional del Cobre de Chile, 4.500%, 09/16/2025	1,251,910	0.0
1,897,000 (1)	Georgia-Pacific LLC, 2.539%, 11/15/2019	1,885,763	0.0
1,960,000 (1)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,960,075	0.1
1,360,000 (1)	Georgia-Pacific LLC, 3.734%, 07/15/2023	1,387,097	0.0
30,473,000	Other Securities	31,321,751	0.6
		42,815,572	0.8
	Communications: 4.3%
5,165,000 (1)	Altice Financing SA, 6.625%, 02/15/2023	5,126,262	0.1
4,173,000 (1)	Amazon.com, Inc., 4.050%, 08/22/2047	4,160,061	0.1
9,711,000 (1)	AT&T, Inc., 4.300%, 02/15/2030	9,685,089	0.2
3,275,000 (1)	AT&T, Inc., 5.150%, 11/15/2046	3,354,067	0.0
23,908,000	AT&T, Inc., 4.125%-5.450%, 02/17/2026-02/14/2050	24,314,618	0.5
4,000,000 (1)	CBS Corp., 3.700%, 06/01/2028	3,815,074	0.1
3,910,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	3,721,929	0.1
10,150,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	10,182,673	0.2
12,312,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%-4.908%, 07/23/2022-02/15/2028	12,155,446	0.2
2,725,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	2,595,562	0.0
638,000 (1)	Cox Communications, Inc., 2.950%, 06/30/2023	615,616	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
9,365,000 (1)		NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	$9,739,600	0.2
5,920,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	6,180,170	0.1
3,450,000	(1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	3,217,125	0.1
3,000,000	(1)(2)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	2,985,000	0.0
2,225,000 (1)		Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,102,625	0.0
2,880,000 (1)		Sirius XM Radio, Inc., 5.375%, 04/15/2025	2,865,600	0.1
4,010,000 (1)		Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 5.152%, 09/20/2029	4,040,075	0.1
3,420,000 (1)		Tencent Holdings Ltd., 2.985%, 01/19/2023	3,334,015	0.0
5,815,000	(1)(2)	Univision Communications, Inc., 5.125%, 02/15/2025	5,437,025	0.1
10,674,000		Verizon Communications, Inc., 4.812%, 03/15/2039	10,939,157	0.2
13,667,000		Verizon Communications, Inc., 3.000%-4.862%, 11/01/2021-08/21/2046	13,788,335	0.2
93,670,000 (3)		Other Securities	93,887,604	1.7
			238,242,728	4.3
		Consumer, Cyclical: 3.1%
5,315,000 (1)		1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	5,087,518	0.1
2,500,000 (1)		British Airways 2018-1 Class AA Pass Through Trust, 3.800%, 03/20/2033	2,526,500	0.0
5,195,000 (1)		CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/2025	4,993,330	0.1
5,130,000 (1)		Daimler Finance North America LLC, 2.300%, 02/12/2021	5,004,649	0.1
2,115,000 (1)		Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	2,159,944	0.0
2,895,000 (1)		Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	3,018,037	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
5,059,000 (1)		Lennar Corp., 4.750%, 11/29/2027	$4,869,288	0.1
5,030,000 (1)		Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	4,877,645	0.1
1,605,000 (1)		Six Flags Entertainment Corp., 4.875%, 07/31/2024	1,566,881	0.0
5,920,000 (1)		Six Flags Entertainment Corp., 5.500%, 04/15/2027	5,875,600	0.1
4,730,000 (1)		Volkswagen Group of America Finance LLC, 2.400%, 05/22/2020	4,666,554	0.1
4,990,000	(1)(2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	5,027,425	0.1
4,670,000 (1)		ZF North America Capital, Inc., 4.000%, 04/29/2020	4,722,538	0.1
117,396,462 (3)		Other Securities	116,349,051	2.1
			170,744,960	3.1
		Consumer, Non-cyclical: 5.0%
4,589,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/2036	4,863,545	0.1
9,613,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/2046	10,390,055	0.2
6,425,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%-4.439%, 04/13/2028-10/06/2048	6,501,846	0.1
3,580,000 (1)		BAT Capital Corp., 3.222%, 08/15/2024	3,454,963	0.1
6,619,000 (1)		BAT Capital Corp., 3.557%, 08/15/2027	6,342,470	0.1
2,938,000 (1)		BAT Capital Corp., 4.540%, 08/15/2047	2,912,907	0.0
5,270,000 (1)		BAT International Finance PLC, 2.750%, 06/15/2020	5,227,098	0.1
2,710,000 (1)		Bayer US Finance LLC, 3.000%, 10/08/2021	2,682,076	0.1
2,615,000 (1)		Brink’s Co/The, 4.625%, 10/15/2027	2,431,950	0.0
27,310,000		CVS Health Corp., 3.125%-5.125%, 03/09/2020-07/20/2045	27,719,075	0.5
2,600,000 (1)		Hill-Rom Holdings, Inc., 5.000%, 02/15/2025	2,590,250	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
1,385,000 (1)		IHS Markit Ltd, 4.000%, 03/01/2026	$1,336,525	0.0
3,430,000 (1)		Imperial Brands Finance PLC, 2.950%, 07/21/2020	3,406,844	0.1
2,290,000 (1)		Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,300,469	0.0
5,475,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	5,132,813	0.1
8,470,000 (1)		Post Holdings, Inc., 5.000%, 08/15/2026	8,067,675	0.2
3,000,000 (1)		Universal Health Services, Inc., 4.750%, 08/01/2022	3,054,436	0.1
1,000,000 (1)		Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021	958,750	0.0
915,000	(1)(2)	Valeant Pharmaceuticals International, 7.250%, 07/15/2022	918,431	0.0
1,790,000 (1)		Wm Wrigley Jr Co., 2.400%, 10/21/2018	1,787,955	0.0
173,054,000 (3)		Other Securities	170,866,605	3.1
			272,946,738	5.0
		Energy: 3.8%
5,565,000 (1)		Continental Resources, Inc./OK, 4.375%, 01/15/2028	5,432,831	0.1
400,000 (1)		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	385,544	0.0
2,570,000 (1)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	2,537,875	0.0
3,880,000		Kinder Morgan Energy Partners L.P., 4.250%-5.400%, 05/01/2024-09/01/2044	3,922,471	0.1
10,598,000		Kinder Morgan, Inc. / DE, 4.300%-5.550%, 06/01/2025-06/01/2045	10,872,846	0.2
4,000,000 (1)		Petroleos del Peru SA, 4.750%, 06/19/2032	3,908,400	0.1
5,175,000 (1)		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	5,226,750	0.1
177,096,001 (3)		Other Securities	177,601,520	3.2
			209,888,237	3.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: 9.1%
12,511,000		Athene Holding Ltd., 4.125%, 01/12/2028	$12,021,131	0.2
1,163,000 (1)		Australia & New Zealand Banking Group Ltd., 4.400%, 05/19/2026	1,169,252	0.0
400,000 (1)		Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/2023	420,000	0.0
6,000,000 (1)		Bank of America Corp., 3.419%, 12/20/2028	5,750,310	0.1
30,652,000		Bank of America Corp., 3.550%-4.250%, 03/05/2024-03/05/2029	30,612,713	0.6
6,210,000 (1)		BNP Paribas SA, 3.500%, 03/01/2023	6,174,759	0.1
5,740,000 (1)		BNP Paribas SA, 4.375%, 03/01/2033	5,621,412	0.1
5,019,000	(1)(2)	BNP Paribas SA, 5.125%, 12/31/2199	4,639,438	0.1
20,786,000		Citigroup, Inc., 2.876%-5.500%, 07/24/2023-07/25/2028	20,917,157	0.4
1,147,000 (1)		Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,161,004	0.0
2,330,000 (1)		Commerzbank AG, 8.125%, 09/19/2023	2,716,165	0.1
1,872,000 (1)		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	2,054,071	0.0
6,090,000 (1)		Credit Agricole SA/ London, 2.375%, 07/01/2021	5,917,942	0.1
6,068,000 (1)		Credit Suisse AG, 6.500%, 08/08/2023	6,610,940	0.1
4,759,000 (1)		Credit Suisse Group AG, 3.574%, 01/09/2023	4,733,687	0.1
1,170,000 (1)		Credit Suisse Group AG, 3.869%, 01/12/2029	1,133,844	0.0
1,441,000 (1)		Credit Suisse Group AG, 4.282%, 01/09/2028	1,444,399	0.1
5,660,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%-3.800%, 04/16/2021-09/15/2022	5,685,410	0.1
7,675,000 (1)		ESH Hospitality, Inc., 5.250%, 05/01/2025	7,485,427	0.1
3,310,000 (1)		Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	3,245,777	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
7,679,000	Goldman Sachs Group, Inc./The, 2.625%-3.500%, 04/25/2021-11/16/2026	$7,440,629	0.2
11,957,000	Goldman Sachs Group, Inc., 2.600%-6.750%, 04/23/2020-05/22/2045	12,367,049	0.2
2,100,000 (1)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/2077	2,165,764	0.1
1,763,000 (1)	HBOS PLC, 6.750%, 05/21/2018	1,772,284	0.0
1,001,000 (1)	HSBC Bank PLC, 4.125%, 08/12/2020	1,023,053	0.0
2,010,000 (1)	ING Bank NV, 2.000%, 11/26/2018	2,002,088	0.0
1,037,000 (1)	International Lease Finance Corp., 7.125%, 09/01/2018	1,054,376	0.0
5,595,000 (1)	Iron Mountain, Inc., 5.250%, 03/15/2028	5,294,269	0.1
35,571,000	JPMorgan Chase & Co., 2.550%-4.625%, 10/29/2020-12/31/2199	34,850,916	0.6
433,000 (1)	Liberty Mutual Group, Inc., 4.850%, 08/01/2044	450,708	0.0
9,620,000 (1)	Macquarie Group Ltd, 3.189%, 11/28/2023	9,286,475	0.1
4,027,000 (1)	Macquarie Group Ltd, 3.763%, 11/28/2028	3,810,818	0.1
5,080,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	4,980,578	0.1
27,982,000	Morgan Stanley, 2.750%-4.000%, 05/19/2022-01/24/2029	27,314,762	0.5
6,990,000 (1)	Nationwide Building Society, 2.350%, 01/21/2020	6,900,704	0.1
5,132,000 (1)	Nationwide Building Society, 4.302%, 03/08/2029	5,123,435	0.1
11,000,000 (1)	New York Life Global Funding, 3.000%, 01/10/2028	10,483,520	0.2
1,345,000 (1)	Nordea Bank AB, 6.125%, 12/31/2199	1,395,437	0.0
5,575,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	5,226,563	0.1
1,500,000 (1)	Santander UK Group Holdings PLC, 5.625%, 09/15/2045	1,661,636	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
4,156,000 (1)		Societe Generale SA, 2.625%, 09/16/2020	$4,100,811	0.1
2,550,000 (1)		Standard Chartered PLC, 3.885%, 03/15/2024	2,530,434	0.1
5,808,000	(1)(2)	Standard Chartered PLC, 4.300%, 02/19/2027	5,695,145	0.1
5,910,000 (1)		Suncorp-Metway Ltd, 2.375%, 11/09/2020	5,788,745	0.1
2,000,000 (1)		Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	1,951,536	0.0
4,260,000 (1)		UBS AG/London, 2.450%, 12/01/2020	4,185,872	0.1
4,990,000 (1)		UniCredit SpA, 5.861%, 06/19/2032	5,078,373	0.1
13,272,000		Wells Fargo & Co., 3.584%-4.750%, 06/03/2026-12/07/2046	13,202,440	0.3
182,502,010 (3)		Other Securities	181,735,018	3.3
			498,388,276	9.1
		Industrial: 1.6%
4,270,000 (1)		Aviation Capital Group LLC, 2.875%, 01/20/2022	4,184,524	0.1
6,385,000 (1)		CRH America Finance, Inc., 3.950%, 04/04/2028	6,373,406	0.1
1,000,000 (1)		Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	1,035,000	0.0
600,000 (1)		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/2042	672,624	0.0
5,190,000	(1)(2)	Novelis Corp., 5.875%, 09/30/2026	5,125,125	0.1
2,190,000 (1)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	2,270,756	0.0
2,570,000 (1)		SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,504,967	0.0
5,055,000 (1)		Standard Industries, Inc./NJ, 5.000%, 02/15/2027	4,919,475	0.1
16,181,000		United Parcel Service, Inc., 2.050%-3.050%, 04/01/2021-11/15/2027	15,659,118	0.3
47,724,000		Other Securities	47,512,144	0.9
			90,257,139	1.6
		Technology: 2.2%
44,945,000 (2)		Apple, Inc., 2.000%-4.650%, 11/13/2020-11/13/2047	44,648,397	0.8
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
1,608,000 (1)		Dell International LLC / EMC Corp., 4.420%, 06/15/2021	$1,650,331	0.0
7,406,000 (1)		Dell International LLC / EMC Corp., 5.450%, 06/15/2023	7,856,524	0.2
4,880,000 (1)		Dell International LLC / EMC Corp., 6.020%, 06/15/2026	5,260,797	0.1
4,935,000 (1)		First Data Corp., 5.750%, 01/15/2024	4,984,350	0.1
14,038,000		Microsoft Corp., 3.700%-4.450%, 11/03/2045-02/06/2047	14,845,224	0.3
39,238,000		Other Securities	39,036,345	0.7
			118,281,968	2.2
		Utilities: 2.8%
8,500,000 (1)		American Transmission Systems, Inc., 5.000%, 09/01/2044	9,584,493	0.2
4,000,000 (1)		Berkshire Hathaway Energy Co., 3.800%, 07/15/2048	3,822,244	0.1
5,315,000 (1)		Calpine Corp., 5.250%, 06/01/2026	5,148,906	0.1
2,166,000 (1)		Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,073,389	0.0
1,400,000 (1)		Comision Federal de Electricidad, 4.750%, 02/23/2027	1,408,750	0.0
7,300,000 (1)		Enel Finance International NV, 3.500%, 04/06/2028	6,841,950	0.1
12,000,000		Eversource Energy, 3.300%, 01/15/2028	11,578,110	0.2
4,199,000 (1)		Jersey Central Power & Light Co., 4.300%, 01/15/2026	4,326,268	0.1
490,000	(1)(2)	NRG Energy, Inc., 5.750%, 01/15/2028	480,200	0.0
2,780,000 (1)		Pacific Gas & Electric Co., 3.300%, 12/01/2027	2,634,294	0.1
2,050,000 (1)		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,976,125	0.0
102,711,000		Other Securities	103,007,729	1.9
			152,882,458	2.8
		Total Corporate Bonds/Notes (Cost $1,825,331,669)	1,794,448,076	32.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%
2,808,625	Alternative Loan Trust 2004-J7 MI, 2.892%, (US0001M + 1.020%), 10/25/2034	$2,525,376	0.1
3,823,036	Alternative Loan Trust 2005-10CB 1A1, 2.372%, (US0001M + 0.500%), 05/25/2035	3,411,496	0.1
3,211,519	Alternative Loan Trust 2005-51 3A2A, 2.573%, (12MTA + 1.290%), 11/20/2035	3,113,403	0.1
992,108	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	924,512	0.0
1,236,874	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,190,404	0.0
2,272,990	Alternative Loan Trust 2005-J2 1A12, 2.272%, (US0001M + 0.400%), 04/25/2035	2,021,523	0.0
1,003,323	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	810,091	0.0
230,258	Alternative Loan Trust 2006-18CB A10, 2.272%, (US0001M + 0.400%), 07/25/2036	161,275	0.0
1,409,224	Alternative Loan Trust 2006-19CB A28, 2.472%, (US0001M + 0.600%), 08/25/2036	1,057,313	0.0
1,373,718	Alternative Loan Trust 2006-HY11 A1, 1.992%, (US0001M + 0.120%), 06/25/2036	1,255,216	0.0
1,493,295	Alternative Loan Trust 2007-23CB A3, 2.372%, (US0001M + 0.500%), 09/25/2037	995,196	0.0
3,805,070	Alternative Loan Trust 2007-2CB 2A1, 2.472%, (US0001M + 0.600%), 03/25/2037	2,690,211	0.1
1,510,268	Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	1,161,783	0.0
1,369,230	Alternative Loan Trust 2007-8CB A3, 2.372%, (US0001M + 0.500%), 05/25/2037	954,192	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,037,104		American Home Mortgage Assets Trust 2007-4 A4, 2.162%, (US0001M + 0.290%), 08/25/2037	$1,832,620	0.0
115,214	(1)(4)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/2045	114,905	0.0
1,391,278		Banc of America Funding 2007-2 1A16 Trust, 2.472%, (US0001M + 0.600%), 03/25/2037	1,130,973	0.0
1,462,088 (5)		Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	271,473	0.0
2,242,766		Bear Stearns ALT-A Trust 2005-4 23A1, 3.688%, 05/25/2035	2,263,964	0.0
2,892,417		Bear Stearns ALT-A Trust 2005-7 21A1, 3.684%, 09/25/2035	2,942,107	0.1
5,561,809		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.062%, (US0001M + 0.190%), 01/25/2037	5,266,318	0.1
710,854 (1)		Bellemeade Re Ltd. 2015-1A M2, 6.172%, (US0001M + 4.300%), 07/25/2025	723,619	0.0
2,007,961		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	2,034,451	0.0
2,513,630		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.743%, 11/25/2036	2,202,323	0.1
917,249		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.465%, 09/25/2037	867,806	0.0
2,811,000 (1)		Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/2035	2,947,931	0.1
1,683,613 (1)		Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,755,188	0.0
2,869,000 (1)		COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	2,876,119	0.1
697,953		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.372%, (US0001M + 0.500%), 11/25/2035	431,603	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,750,000	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.592%, (US0001M + 0.720%), 11/25/2035	$7,645,311	0.2
2,666,090 (1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	2,506,895	0.1
1,360,000 (1)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,363,327	0.0
119,317,643 (5)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 1.065%, 04/25/2037	4,748,866	0.1
2,575,800	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.088%, (US0001M + 0.280%), 08/19/2045	2,249,776	0.0
6,361,143 (5)	Fannie Mae 2008-12 SC, 4.479%, (-1.000*US0001M + 6.350%), 03/25/2038	936,425	0.0
7,640,562	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	8,243,728	0.2
1,307,229	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,285,362	0.0
4,919,751	Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	5,099,097	0.1
6,534,000	Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	6,745,009	0.1
4,297,786	Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	4,484,686	0.1
37,966,878 (5)	Fannie Mae 2016-82 SD, 4.179%, (-1.000*US0001M + 6.050%), 11/25/2046	5,581,332	0.1
9,022,127	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	9,079,159	0.2
4,600,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.122%, (US0001M + 4.250%), 04/25/2029	5,219,244	0.1
7,434,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.522%, (US0001M + 3.650%), 09/25/2029	8,097,331	0.2
2,650,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.872%, (US0001M + 3.000%), 10/25/2029	2,813,844	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,500,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.722%, (US0001M + 2.850%), 11/25/2029	$2,606,106	0.1
10,500,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.072%, (US0001M + 2.200%), 01/25/2030	10,646,872	0.2
7,200,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.272%, (US0001M + 2.400%), 05/25/2030	7,315,618	0.1
9,750,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.372%, (US0001M + 2.500%), 05/25/2030	9,912,172	0.2
1,500,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.072%, (US0001M + 2.200%), 08/25/2030	1,509,674	0.0
13,500,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.122%, (US0001M + 2.250%), 07/25/2030	13,690,860	0.3
36,094	Fannie Mae Grantor Trust 1998-T2 A6, 1.071%, (US0001M + 0.550%), 01/25/2032	37,149	0.0
13,010 (5)	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/2018	67	0.0
580,068 (5)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	85,650	0.0
2,065,016 (5)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	186,153	0.0
216,028	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	232,927	0.0
315,951 (5)	Fannie Mae REMIC Trust 1999-6 SE, 5.877%, (-1.000*US0001M + 7.685%), 02/17/2029	31,241	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
171,419	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	$184,841	0.0
1,730,605	Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,879,303	0.0
526,211	Fannie Mae REMIC Trust 2003-45 FJ, 3.164%, (US0001M + 1.500%), 06/25/2033	549,419	0.0
2,229,972 (5)	Fannie Mae REMIC Trust 2003-66 SA, 5.779%, (-1.000*US0001M + 7.650%), 07/25/2033	413,723	0.0
379,660 (5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	88,498	0.0
1,124,319	Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	1,192,347	0.0
14,273	Fannie Mae REMIC Trust 2004-10 SC, 21.114%, (-4.000*US0001M + 28.600%), 02/25/2034	15,499	0.0
1,642,106	Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,753,157	0.0
34,609	Fannie Mae REMIC Trust 2004-56 FE, 2.322%, (US0001M + 0.450%), 10/25/2033	34,688	0.0
852,493	Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	939,088	0.0
1,802,425	Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,892,533	0.0
237,842	Fannie Mae REMIC Trust 2004-79 S, 14.653%, (-2.750*US0001M + 19.800%), 08/25/2032	251,239	0.0
80,932	Fannie Mae REMIC Trust 2004-W10 A5, 5.500%, 08/25/2034	81,195	0.0
4,339,063	Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	4,611,787	0.1
91,888	Fannie Mae REMIC Trust 2005-74 NP, 15.915%, (-3.782*US0001M + 22.992%), 01/25/2035	98,011	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
234,766	Fannie Mae REMIC Trust 2006-104 ES, 24.093%, (-5.000*US0001M + 33.450%), 11/25/2036	$392,101	0.0
4,427,891 (5)	Fannie Mae REMIC Trust 2006-12 SD, 4.879%, (-1.000*US0001M + 6.750%), 10/25/2035	588,461	0.0
1,210,724 (5)	Fannie Mae REMIC Trust 2006-123 UI, 4.869%, (-1.000*US0001M + 6.740%), 01/25/2037	215,305	0.0
338,793 (5)	Fannie Mae REMIC Trust 2006-72 HS, 4.829%, (-1.000*US0001M + 6.700%), 08/25/2026	40,964	0.0
86,090	Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	95,360	0.0
6,300,723 (5)	Fannie Mae REMIC Trust 2007-91 AS, 4.529%, (-1.000*US0001M + 6.400%), 10/25/2037	1,039,769	0.0
2,820,362	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,942,168	0.1
13,953,624	Fannie Mae REMIC Trust 2009-50 HZ, 5.557%, 02/25/2049	14,803,919	0.3
3,572,168 (5)	Fannie Mae REMIC Trust 2009-90 TS, 4.279%, (-1.000*US0001M + 6.150%), 11/25/2039	505,161	0.0
5,366,247 (5)	Fannie Mae REMIC Trust 2010-118 GS, 4.079%, (-1.000*US0001M + 5.950%), 10/25/2039	400,213	0.0
8,695,211 (5)	Fannie Mae REMIC Trust 2010-123 SL, 4.199%, (-1.000*US0001M + 6.070%), 11/25/2040	1,169,515	0.0
9,209,313 (5)	Fannie Mae REMIC Trust 2010-41 SB, 4.529%, (-1.000*US0001M + 6.400%), 05/25/2040	1,372,219	0.0
2,671,207 (5)	Fannie Mae REMIC Trust 2010-43 VS, 4.579%, (-1.000*US0001M + 6.450%), 05/25/2040	409,961	0.0
11,049,000	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	11,818,872	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,933,302 (5)	Fannie Mae REMIC Trust 2011-102 SA, 4.729%, (-1.000*US0001M + 6.600%), 10/25/2041	$476,866	0.0
3,922,480	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	4,004,856	0.1
4,151,022 (5)	Fannie Mae REMIC Trust 2011-93 GS, 4.679%, (-1.000*US0001M + 6.550%), 04/25/2039	717,376	0.0
1,993,245 (5)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	252,204	0.0
10,803,640 (5)	Fannie Mae REMIC Trust 2012-122 SB, 4.279%, (-1.000*US0001M + 6.150%), 11/25/2042	2,009,855	0.0
6,279,180 (5)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	659,364	0.0
10,494,384 (5)	Fannie Mae REMIC Trust 2012-133 AS, 4.329%, (-1.000*US0001M + 6.200%), 10/25/2042	1,534,345	0.0
1,703,688 (5)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	204,051	0.0
8,163,415 (5)	Fannie Mae REMIC Trust 2012-15 SP, 4.749%, (-1.000*US0001M + 6.620%), 06/25/2040	931,758	0.0
4,123,777 (5)	Fannie Mae REMIC Trust 2012-24 HS, 4.679%, (-1.000*US0001M + 6.550%), 09/25/2040	544,840	0.0
9,533,175 (5)	Fannie Mae REMIC Trust 2012-30 QS, 4.729%, (-1.000*US0001M + 6.600%), 04/25/2031	1,165,514	0.0
2,414,884 (5)	Fannie Mae REMIC Trust 2012-68 YS, 4.829%, (-1.000*US0001M + 6.700%), 07/25/2042	410,868	0.0
3,762,992 (5)	Fannie Mae REMIC Trust 2013-26 JS, 4.329%, (-1.000*US0001M + 6.200%), 10/25/2032	559,205	0.0
12,866,800 (5)	Fannie Mae REMIC Trust 2013-60 DS, 4.329%, (-1.000*US0001M + 6.200%), 06/25/2033	2,045,923	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,171,811 (5)	Fannie Mae REMIC Trust 2013-9 SM, 4.379%, (-1.000*US0001M + 6.250%), 02/25/2033	$1,683,416	0.0
8,736,582 (5)	Fannie Mae REMIC Trust 2014-17 DS, 4.329%, (-1.000*US0001M + 6.200%), 02/25/2043	1,154,442	0.0
4,338,961 (5)	Fannie Mae REMIC Trust 2014-28 BS, 4.329%, (-1.000*US0001M + 6.200%), 08/25/2043	630,482	0.0
3,019,000	Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	2,590,477	0.1
32,071,337 (5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	7,573,848	0.2
4,671,585	Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	5,065,964	0.1
2,234,354 (5)	Fannie Mae Series 2013-72 YS, 4.279%, (-1.000*US0001M + 6.150%), 07/25/2033	389,742	0.0
791,722	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.172%, (US0001M + 0.300%), 12/25/2036	507,712	0.0
791,722 (5)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.829%, (-1.000*US0001M + 6.700%), 12/25/2036	189,279	0.0
2,000,000 (1)	Flagstar Mortgage Trust 2018-1 B1, 4.069%, 03/25/2048	2,013,528	0.0
2,341,016 (1)	Flagstar Mortgage Trust 2018-1 B2, 4.069%, 03/25/2048	2,322,404	0.0
2,603,570 (1)	Flagstar Mortgage Trust 2018-1 B3, 4.069%, 03/25/2048	2,512,195	0.1
37,298,030	Freddie Mac 326 350, 3.500%, 03/15/2044	37,563,272	0.7
14,384,539 (5)	Freddie Mac 3510 AS, 4.633%, (-1.000*US0001M + 6.410%), 04/15/2037	2,279,311	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,732,099 (5)	Freddie Mac 4191 SA, 4.423%, (-1.000*US0001M + 6.200%), 03/15/2043	$1,717,208	0.0
3,605,104	Freddie Mac 4316 XZ, 4.500%, 03/15/2044	3,918,153	0.1
1,191,735	Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	1,310,264	0.0
563,166	Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	634,431	0.0
178,742	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	194,807	0.0
162,390	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	179,209	0.0
1,107,122	Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	1,248,588	0.0
213,823	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	240,208	0.0
294,255	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	309,441	0.0
426,017	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	462,166	0.0
177,354 (5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	41,405	0.0
1,145,177	Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	1,222,703	0.0
212,944	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	233,910	0.0
2,338,349 (5)	Freddie Mac REMIC Trust 2866 GS, 4.823%, (-1.000*US0001M + 6.600%), 09/15/2034	125,835	0.0
818,913 (5)	Freddie Mac REMIC Trust 2883 SD, 4.923%, (-1.000*US0001M + 6.700%), 10/15/2034	49,164	0.0
327,928	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	352,281	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
466,346	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	$501,352	0.0
8,831,387 (5)	Freddie Mac REMIC Trust 3045 DI, 4.953%, (-1.000*US0001M + 6.730%), 10/15/2035	1,339,110	0.0
59,938	Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	60,475	0.0
1,826,783	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	2,013,555	0.1
518,448 (6)	Freddie Mac REMIC Trust 3139 PO, 01/15/2036	501,153	0.0
2,418,759 (5)	Freddie Mac REMIC Trust 3171 PS, 4.708%, (-1.000*US0001M + 6.485%), 06/15/2036	302,151	0.0
9,814,814 (5)	Freddie Mac REMIC Trust 3199 S, 4.673%, (-1.000*US0001M + 6.450%), 08/15/2036	1,556,552	0.0
844,276	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	923,822	0.0
401,634	Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	429,248	0.0
443,811 (5)	Freddie Mac REMIC Trust 3524 LA, 5.442%, 03/15/2033	471,765	0.0
61,062	Freddie Mac REMIC Trust 3556 NT, 4.877%, (US0001M + 0.000%), 03/15/2038	62,678	0.0
9,201,972	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	10,017,656	0.2
829,348	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	913,824	0.0
2,912,876 (5)	Freddie Mac REMIC Trust 3710 SL, 4.223%, (-1.000*US0001M + 6.000%), 05/15/2036	130,515	0.0
635,570	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	691,599	0.0
25,000,000	Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	25,763,280	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000	Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	$1,014,578	0.0
535,034	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	569,648	0.0
2,292,276 (5)	Freddie Mac REMIC Trust 3856 KS, 4.773%, (-1.000*US0001M + 6.550%), 05/15/2041	371,622	0.0
1,940,461 (5)	Freddie Mac REMIC Trust 3925 SD, 4.273%, (-1.000*US0001M + 6.050%), 07/15/2040	221,792	0.0
12,344,371 (5)	Freddie Mac REMIC Trust 3925 SL, 4.273%, (-1.000*US0001M + 6.050%), 01/15/2041	1,425,767	0.0
529,293	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	559,101	0.0
2,974,929 (5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	418,557	0.0
2,854,097 (5)	Freddie Mac REMIC Trust 4088 CS, 4.223%, (-1.000*US0001M + 6.000%), 08/15/2042	486,482	0.0
10,760,370 (5)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	1,282,405	0.0
5,452,625 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	938,354	0.0
4,247,500	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,172,805	0.1
1,223,996	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,331,027	0.0
2,806,074 (5)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	471,400	0.0
4,558,069	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	4,802,476	0.1
6,118,319	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	6,440,728	0.1
1,916,000	Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	1,824,086	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,139,376 (5)	Freddie Mac REMIC Trust 4386 LS, 4.323%, (-1.000*US0001M + 6.100%), 09/15/2044	$1,473,980	0.0
10,662,016	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	11,005,736	0.2
4,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.572%, (US0001M + 4.700%), 04/25/2028	5,025,490	0.1
2,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.422%, (US0001M + 5.550%), 07/25/2028	2,550,784	0.1
4,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.322%, (US0001M + 3.450%), 10/25/2029	5,226,447	0.1
9,600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.372%, (US0001M + 2.500%), 03/25/2030	9,852,407	0.2
8,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.522%, (US0001M + 2.650%), 12/25/2029	8,464,175	0.2
9,120,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.222%, (US0001M + 2.350%), 04/25/2030	9,245,709	0.2
9,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.672%, (US0001M + 1.800%), 07/25/2030	9,116,858	0.2
1,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.154%, (US0001M + 2.300%), 09/25/2030	1,801,262	0.1
1,321,595	Freddie Mac Structured Pass Through Certificates T-48 1A, 5.061%, 07/25/ 2033	1,405,377	0.0
3,713,883 (1)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,694,371	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,912,137	Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	$2,026,161	0.1
10,659 (5)	Ginnie Mae Series 2001-28 SV, 6.464%, (-1.000*US0001M + 8.250%), 06/16/2031	548	0.0
1,016,264 (5)	Ginnie Mae Series 2005-7 AH, 4.984%, (-1.000*US0001M + 6.770%), 02/16/2035	150,435	0.0
16,746,861 (5)	Ginnie Mae Series 2007-41 SL, 4.878%, (-1.000*US0001M + 6.700%), 07/20/2037	2,914,915	0.1
1,776,658 (5)	Ginnie Mae Series 2008-2 SW, 4.728%, (-1.000*US0001M + 6.550%), 01/20/2038	287,396	0.0
1,146,555 (5)	Ginnie Mae Series 2008-35 SN, 4.578%, (-1.000*US0001M + 6.400%), 04/20/2038	149,955	0.0
641,379 (5)	Ginnie Mae Series 2008-40 PS, 4.714%, (-1.000*US0001M + 6.500%), 05/16/2038	94,795	0.0
1,549,975 (5)	Ginnie Mae Series 2009-25 KS, 4.378%, (-1.000*US0001M + 6.200%), 04/20/2039	209,652	0.0
1,253,457	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,330,080	0.0
1,323,621	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,410,383	0.0
3,908,473 (5)	Ginnie Mae Series 2009-33 SN, 4.478%, (-1.000*US0001M + 6.300%), 05/20/2039	203,182	0.0
10,719,995	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	12,501,031	0.2
2,665,984	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,788,074	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
552,166 (5)	Ginnie Mae Series 2009-43 HS, 4.378%, (-1.000*US0001M + 6.200%), 06/20/2038	$28,450	0.0
3,311,656 (5)	Ginnie Mae Series 2010-116 NS, 4.864%, (-1.000*US0001M + 6.650%), 09/16/2040	460,385	0.0
8,600,811 (5)	Ginnie Mae Series 2010-116 SK, 4.798%, (-1.000*US0001M + 6.620%), 08/20/2040	1,370,508	0.0
15,587,607 (5)	Ginnie Mae Series 2010-149 HS, 4.314%, (-1.000*US0001M + 6.100%), 05/16/2040	1,453,678	0.0
1,826,984 (5)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	634,513	0.0
2,501,014 (5)	Ginnie Mae Series 2010-68 MS, 4.028%, (-1.000*US0001M + 5.850%), 06/20/2040	345,274	0.0
6,378,689 (5)	Ginnie Mae Series 2011-72 SA, 3.564%, (-1.000*US0001M + 5.350%), 05/16/2041	747,323	0.0
9,819,623 (5)	Ginnie Mae Series 2011-73 LS, 4.868%, (-1.000*US0001M + 6.690%), 08/20/2039	908,841	0.0
245,195	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	248,848	0.0
1,870,777 (5)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	228,923	0.0
1,388,000	Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,396,070	0.0
12,501,568 (5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	2,521,144	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,411,144 (5)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	$357,291	0.0
7,500,896 (5)	Ginnie Mae Series 2014-185 SB, 3.778%, (-1.000*US0001M + 5.600%), 12/20/2044	888,066	0.0
13,023,450 (5)	Ginnie Mae Series 2014-3 SU, 4.228%, (-1.000*US0001M + 6.050%), 07/20/2039	1,822,056	0.1
11,432,536 (5)	Ginnie Mae Series 2014-56 SP, 4.414%, (-1.000*US0001M + 6.200%), 12/16/2039	1,463,820	0.0
13,107,981 (5)	Ginnie Mae Series 2014-58 SG, 3.814%, (-1.000*US0001M + 5.600%), 04/16/2044	1,621,907	0.0
5,407	GSR Mortgage Loan Trust 2005-5F 8A1, 2.372%, (US0001M + 0.500%), 06/25/2035	5,195	0.0
3,604,709	HarborView Mortgage Loan Trust 2007-5 A1A, 1.998%, (US0001M + 0.190%), 09/19/2037	3,369,721	0.1
245,977	HomeBanc Mortgage Trust 2004-1 2A, 2.732%, (US0001M + 0.860%), 08/25/2029	236,620	0.0
2,000,000	HomeBanc Mortgage Trust 2005-4 M1, 2.342%, (US0001M + 0.470%), 10/25/2035	1,919,777	0.0
2,265,700	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.082%, (US0001M + 0.210%), 04/25/2046	2,104,569	0.0
3,404,942	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.082%, (US0001M + 0.210%), 02/25/2046	2,917,089	0.1
510,631 (1)	Jefferies Resecuritization Trust 2009-R6 1A2, 3.652%, 03/26/2036	500,488	0.0
485,707	JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	403,101	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,846,249	JP Morgan Mortgage Trust 2005-A4 B1, 3.569%, 07/25/2035	$2,572,443	0.1
4,583,281 (1)	JP Morgan Mortgage Trust 2016-1 B3, 3.881%, 05/25/2046	4,587,191	0.1
2,189,009 (1)	JP Morgan Mortgage Trust 2017-3 B1, 3.872%, 08/25/2047	2,188,537	0.1
2,096,279 (1)	JP Morgan Mortgage Trust 2017-3 B2, 3.872%, 08/25/2047	2,039,100	0.0
1,492,886 (1)	JP Morgan Mortgage Trust 2017-6 B3, 3.857%, 12/25/2048	1,433,874	0.0
2,157,870 (1)	JP Morgan Mortgage Trust 2018-1 B1, 3.774%, 06/25/2048	2,126,063	0.0
2,077,137 (1)	JP Morgan Mortgage Trust 2018-1 B2, 3.774%, 06/25/2048	2,022,345	0.0
2,741,941 (1)	JP Morgan Mortgage Trust 2018-1 B3, 3.774%, 06/25/2048	2,603,510	0.1
18,034,219 (5)	Lehman Mortgage Trust 2006-7 2A4, 4.679%, (-1.000*US0001M + 6.550%), 11/25/2036	3,050,230	0.1
13,197,087 (5)	Lehman Mortgage Trust 2006-9 2A5, 4.749%, (-1.000*US0001M + 6.620%), 01/25/2037	2,595,622	0.0
1,573,836	Lehman XS Trust Series 2005-5N 1A2, 2.232%, (US0001M + 0.360%), 11/25/2035	1,404,083	0.0
5,417,614	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	4,875,839	0.1
1,809,733 (1)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,874,040	0.0
9,826,000	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 2.372%, (US0001M + 0.500%), 11/25/2035	9,076,061	0.2
1,919,081 (1)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	1,936,580	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,943,609 (1)		Sequoia Mortgage Trust 2014-4 B3, 3.869%, 11/25/2044	$1,953,148	0.0
1,931,438 (1)		Sequoia Mortgage Trust 2015-2 B3, 3.742%, 05/25/2045	1,908,285	0.0
1,680,592 (1)		Sequoia Mortgage Trust 2015-3 B3, 3.714%, 07/25/2045	1,644,859	0.0
3,300,000 (1)		Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,353,413	0.1
2,897,780 (1)		Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	2,947,617	0.1
6,567,982 (1)		Sequoia Mortgage Trust 2018-CH1 B1B, 4.523%, 02/25/2048	6,845,763	0.1
2,705,873 (1)		Sequoia Mortgage Trust 2018-CH1 B2B, 4.523%, 02/25/2048	2,790,272	0.1
1,360,000	(1)(4)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,356,961	0.0
1,773,000 (1)		Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,781,285	0.1
565,407		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.751%, 10/25/2036	523,649	0.0
4,291,658		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.382%, (US0001M + 0.510%), 08/25/2045	4,189,219	0.1
119,398,909 (5)		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.083%, 08/25/2045	3,118,449	0.1
3,214,507		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.362%, (US0001M + 0.490%), 10/25/2045	3,177,103	0.1
592,712		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.323%, 10/25/2036	579,064	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,362,980	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.021%, 11/25/2036	$1,308,823	0.0
1,660,612	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.067%, 12/25/2036	1,509,565	0.0
3,839,157	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.067%, 12/25/2036	3,489,951	0.1
2,216,059	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.071%, 12/25/2036	2,165,796	0.1
2,176,553	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.303%, 08/25/2046	2,060,518	0.0
2,937,201	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.254%, 12/25/2036	2,829,703	0.1
684,457	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.056%, 03/25/2037	614,886	0.0
1,926,338	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.917%, 04/25/2037	1,759,548	0.0
2,369,226	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.772%, (US0001M + 0.900%), 11/25/2035	1,946,201	0.0
2,161,180	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,969,581	0.0
1,531,968	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,449,594	0.0
655,818	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	630,323	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,773,376	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.243%, (12MTA + 0.960%), 08/25/2046	$4,380,534	0.1
975,542	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.102%, (US0001M + 0.230%), 01/25/2047	897,598	0.0
2,021,029	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 2.192%, (US0001M + 0.320%), 01/25/2047	1,875,413	0.0
1,479,065	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.302%, (US0001M + 0.430%), 06/25/2037	1,245,326	0.0
1,691,310	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,603,805	0.1
715,919	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.153%, 04/25/2036	668,551	0.0
1,903,144 (1)	WinWater Mortgage Loan Trust 2015-5 B4, 3.798%, 08/20/2045	1,842,804	0.0
7,653,563	Other Securities	7,351,998	0.1
	Total Collateralized Mortgage Obligations (Cost $631,276,156)	631,347,004	11.5
COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.9%
25,311,168 (5)	BANK 2017-BNK4 XA, 1.453%, 05/15/2050	2,355,430	0.0
12,930,000	BANK 2017-BNK8 A4, 3.488%, 11/15/2050	12,934,422	0.2
4,880,000	BANK 2017-BNK8 B, 3.931%, 11/15/2050	4,970,430	0.1
167,655,000 (5)	BANK 2017-BNK8 XB, 0.176%, 11/15/2050	2,587,839	0.1
2,000,000 (1)	BAMLL Re-REMIC Trust 2015-FRR11 A705, 1.819%, 09/27/2044	1,972,057	0.0
610,618	Banc of America Commercial Mortgage Trust 2007-3 B, 5.581%, 06/10/2049	618,654	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
92,840,000	(1)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	$3,870,871	0.1
692,955 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/2041	693,889	0.0
760,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	756,245	0.0
760,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	747,383	0.0
2,000,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.813%, 02/13/2042	2,006,476	0.1
1,981,843 (1)		Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/2018	1,979,683	0.0
6,540,000 (1)		BXMT 2017-FL1 A Ltd., 2.656%, (US0001M + 0.870%), 06/15/2035	6,571,871	0.1
94,200,968 (5)		CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.022%, 11/15/2050	6,543,840	0.1
25,391,336 (5)		CD 2016-CD1 Mortgage Trust XA, 1.434%, 08/10/2049	2,212,990	0.0
45,113,000	(1)(5)	CD 2016-CD1 Mortgage Trust XB, 0.683%, 08/10/2049	2,315,853	0.0
34,186,574 (5)		CD 2017-CD4 Mortgage Trust XA, 1.326%, 05/10/2050	2,964,923	0.1
4,500,000 (1)		CHT 2017-COSMO A Mortgage Trust, 2.707%, (US0001M + 0.930%), 11/15/2036	4,515,637	0.1
4,139,000		Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.103%, 11/10/2046	4,360,878	0.1
3,430,000		Citigroup Commercial Mortgage Trust 2014-GC25, 4.531%, 10/10/2047	3,417,209	0.1
3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/2049	2,925,121	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
41,635,556 (5)		Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.005%, 07/10/2049	$4,895,088	0.1
65,030,520 (5)		Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.125%, 10/12/2050	4,906,800	0.1
3,940,000		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.272%, 09/15/2050	3,928,756	0.1
40,674,238 (5)		Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.932%, 09/15/2050	2,769,065	0.0
5,000,000 (1)		Citigroup Commercial Mortgage Trust 2018-TBR E, 4.577%, (US0001M + 2.800%), 12/15/2036	5,023,173	0.1
5,075,016 (5)		COMM 2012-CR1 XA, 1.876%, 05/15/2045	314,482	0.0
30,147,696 (5)		COMM 2012-CR2 XA, 1.660%, 08/15/2045	1,746,022	0.0
35,795,845 (5)		COMM 2012-CR4 XA, 1.794%, 10/15/2045	2,123,202	0.0
27,260,000	(1)(5)	COMM 2012-CR4 XB, 0.596%, 10/15/2045	711,914	0.0
12,981,399	(1)(5)	COMM 2012-LC4 XA, 2.212%, 12/10/2044	772,722	0.0
189,865,646 (5)		COMM 2013-CCRE13 XA, 0.901%, 11/10/2046	5,877,823	0.1
4,240,000 (1)		COMM 2013-CR10 C, 4.789%, 08/10/2046	4,306,045	0.1
4,097,500		COMM 2014-CCRE18, 4.456%, 07/15/2047	4,197,862	0.1
108,232,173 (5)		COMM 2014-UBS3 XA, 1.294%, 06/10/2047	5,404,887	0.1
139,537,842	(1)(5)	COMM 2015-PC1 XA, 0.744%, 07/10/2050	4,760,333	0.1
920,000		COMM 2016-COR1 C, 4.394%, 10/10/2049	910,039	0.0
69,866,536 (5)		COMM 2016-CR28 XA, 0.541%, 02/10/2049	2,740,305	0.1
36,455,838 (5)		COMM 2017-COR2 XA, 1.184%, 09/10/2050	3,144,972	0.1
532,502 (1)		Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/2036	539,464	0.0
900,000 (1)		Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.287%, 05/15/2036	920,394	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
7,065,000	(1)(7)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	$6,605,164	0.1
2,840,000 (1)		DBUBS 2011-LC2A D, 5.565%, 07/10/2044	2,933,714	0.1
4,460,000 (1)		DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/2049	3,818,591	0.1
16,840,000 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.279%, 08/25/2020	1,855,739	0.0
27,973,945 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.623%, 11/25/2044	3,050,768	0.1
32,886,106 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.578%, 12/25/2043	2,016,241	0.0
77,599,012 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/2043	5,737,803	0.1
43,043,116 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.179%, 04/25/2021	1,302,846	0.0
30,930,035 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.423%, 05/25/2022	1,479,186	0.0
42,047,111 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.873%, 05/25/2040	2,868,227	0.1
20,890,903 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 1.969%, 07/25/2040	1,550,485	0.0
31,879,545 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.595%, 05/25/2041	2,196,644	0.1
32,460,000 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	3,595,812	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
33,412,362 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.547%, 10/25/2018	$190,113	0.0
28,189,511 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.513%, 12/25/2018	186,578	0.0
43,545,074 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.503%, 03/25/2019	453,191	0.0
42,782,242 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.681%, 07/25/2019	599,794	0.0
52,331,726 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.335%, 11/25/2019	835,026	0.0
214,201,687	(1)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	619,064	0.0
3,400,000 (1)		GS Mortgage Securities Trust 2010-C2 D, 5.183%, 12/10/2043	3,419,540	0.1
3,000,000 (1)		GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	2,861,945	0.0
2,710,000 (1)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	2,436,150	0.0
23,931,752 (5)		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.220%, 05/10/2045	1,363,157	0.0
66,463,841 (5)		GS Mortgage Securities Trust 2013-GC16 XA, 1.388%, 11/10/2046	2,515,065	0.0
113,906,309 (5)		GS Mortgage Securities Trust 2013-GCJ14 XA, 0.713%, 08/10/2046	3,114,882	0.1
76,883,430 (5)		GS Mortgage Securities Trust 2014-GC22 XA, 1.014%, 06/10/2047	3,409,180	0.1
83,202,195 (5)		GS Mortgage Securities Trust 2016-GS4 XA, 0.595%, 11/10/2049	2,947,271	0.1
262,270 (1)		JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.738%, 05/15/2041	262,096	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
17,385,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/2047	$251,158	0.0
719,126 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	713,283	0.0
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.346%, 06/12/2041	1,319,310	0.0
2,400,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.678%, 07/15/2046	2,422,721	0.1
1,300,438 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/2046	1,295,656	0.0
83,805,084 (5)		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.653%, 06/15/2045	3,615,176	0.1
2,900,000 (1)		JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.081%, 11/15/2045	2,819,100	0.1
2,670,000		JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.882%, 01/15/2047	2,738,540	0.1
20,384,207 (5)		JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.137%, 04/15/2047	495,126	0.0
42,626,087 (5)		JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.126%, 01/15/2048	1,957,603	0.0
1,636,996 (5)		JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.160%, 10/15/2048	78,950	0.0
19,706,190 (5)		JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.326%, 07/15/2050	1,435,978	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
242,353 (1)		LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.667%, 02/15/2040	$241,444	0.0
1,860,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.767%, 02/15/2040	1,861,120	0.1
1,130,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	1,150,074	0.0
5,190,542	(1)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.485%, 11/15/2038	15,468	0.0
56,876,361	(1)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.233%, 03/10/2050	2,772,933	0.0
1,550,000 (1)		Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.688%, 08/15/2045	1,562,076	0.0
108,412,451 (5)		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.120%, 12/15/2047	4,867,426	0.1
11,653,000		Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, 3.102%, 11/15/2049	11,321,165	0.2
3,090,000 (1)		Morgan Stanley Capital I Trust 2011-C1 D, 5.427%, 09/15/2047	3,218,200	0.1
1,300,000 (1)		Morgan Stanley Capital I Trust 2011-C1 E, 5.427%, 09/15/2047	1,351,134	0.0
46,983,266 (5)		Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.807%, 12/15/2050	2,860,252	0.1
4,430,000 (1)		Morgan Stanley Capital I, Inc. 2017-JWDR A, 2.627%, (US0001M + 0.850%), 11/15/2034	4,442,715	0.1
1,521,095 (1)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	1,494,123	0.0
4,900,000 (1)		TPG Real Estate Finance 2018-FL-1 C Issuer Ltd., 3.686%, (US0001M + 1.900%), 02/15/2035	4,921,181	0.1
41,936,033 (5)		Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 1.991%, 07/15/2048	5,059,838	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,830,000		Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.336%, 10/15/2050	$4,760,214	0.1
5,170,000	(1)(6)(7)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	4,964,745	0.1
5,000,000	(1)(6)(7)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	3,808,749	0.1
77,660,617	(1)(5)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.580%, 12/15/2045	4,614,819	0.1
14,643,805	(1)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.849%, 08/15/2045	917,880	0.0
11,287,444	(1)(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.910%, 11/15/2045	795,390	0.0
12,746,000 (1)		WFRBS Commercial Mortgage Trust 2013-C11 F, 4.272%, 03/15/2045	9,781,853	0.2
20,029,346 (1)		WFRBS Commercial Mortgage Trust 2013-C11 G, 4.272%, 03/15/2045	7,720,161	0.1
92,422,258	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.279%, 03/15/2048	4,470,344	0.1
64,530,435 (5)		WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.844%, 09/15/2046	1,962,429	0.0
90,212,321 (5)		WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.916%, 11/15/2047	3,904,073	0.1
11,350,093		Other Securities	11,314,862	0.2
		Total Commercial Mortgage-Backed Securities (Cost $323,625,002)	320,836,590	5.9
ASSET-BACKED SECURITIES: 12.3%
		Automobile Asset-Backed Securities: 0.2%
3,131,006 (1)		Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/2021	3,124,290	0.1
1,450,000 (1)		Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	1,441,248	0.0
1,550,000 (1)		Oscar US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,537,577	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
1,940,000 (1)		SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	$1,918,191	0.0
800,000 (1)		Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	798,359	0.0
4,250,000		Other Securities	4,249,030	0.1
			13,068,695	0.2
		Home Equity Asset-Backed Securities: 0.4%
8,263,846		Freddie Mac Structured Pass Through Certificates T-31 A7, 1.871%, (US0001M + 0.250%), 05/25/2031	8,209,657	0.1
2,073,915		Morgan Stanley Home Equity Loan Trust 2006-3 A3, 2.032%, (US0001M + 0.160%), 04/25/2036	1,586,622	0.0
1,408,538		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 2.032%, (US0001M + 0.160%), 02/25/2037	1,273,574	0.0
1,714,922		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.102%, (US0001M + 0.230%), 02/25/2037	1,563,477	0.1
12,811,748		Other Securities	10,807,844	0.2
			23,441,174	0.4
		Other Asset-Backed Securities: 11.0%
4,993,491	(1)(4)	Ajax Mortgage Loan Trust 2016-C A, 4.000%, 10/25/2057	5,021,354	0.1
1,750,017	(1)(4)	Ajax Mortgage Loan Trust 2017-A A, 3.470%, 04/25/2057	1,744,657	0.0
5,100,000 (1)		ALM VII R-2 Ltd. 2013-7R2A A2R, 3.722%, (US0003M + 2.000%), 10/15/2027	5,122,308	0.1
2,930,000 (1)		ALM VIII Ltd. 2013-8A A1R, 3.212%, (US0003M + 1.490%), 10/15/2028	2,943,012	0.1
1,096,334	(1)(5)(8)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,076,000 (1)		American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/2045	$1,141,871	0.0
1,250,000 (1)		American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/2045	1,337,867	0.0
6,926,917	(1)(5)(8)	American Homes 4 Rent 2015-SFR2 XS, 0.000%, 10/17/2045	—	—
3,440,000 (1)		Apidos CLO XI 2012-11A BR, 3.681%, (US0003M + 1.950%), 01/17/2028	3,452,332	0.1
3,900,000 (1)		Apidos CLO XII 2013-12A AR, 3.118%, (US0003M + 1.080%), 04/15/2031	3,907,508	0.1
500,000 (1)		Apidos CLO XII 2013-12A CR, 3.838%, (US0003M + 1.800%), 04/15/2031	501,428	0.0
3,130,000 (1)		Apidos CLO XVII 2014-17A A2R, 3.581%, (US0003M + 1.850%), 04/17/2026	3,130,870	0.0
5,420,000 (1)		Apidos CLO XVII 2014-17A BR, 4.231%, (US0003M + 2.500%), 04/17/2026	5,422,341	0.1
3,860,000 (1)		Apidos Clo XXV 2016-25A A1, 3.205%, (US0003M + 1.460%), 10/20/2028	3,873,190	0.1
10,000,000 (1)		Ares XLVI CLO Ltd. 2017-46A A2, 2.939%, (US0003M + 1.230%), 01/15/2030	10,058,130	0.2
4,350,000 (1)		Ares XXIX CLO Ltd. 2014-1A BR, 4.022%, (US0003M + 2.300%), 04/17/2026	4,351,540	0.0
4,410,000 (1)		Ares XXXII CLO Ltd. 2014-32A BR, 4.089%, (US0003M + 2.250%), 11/15/2025	4,418,511	0.1
4,500,000 (1)		ArrowMark Colorado Holdings 2017-7A C, 3.504%, (US0003M + 1.900%), 07/15/2030	4,511,340	0.1
2,000,000 (1)		Atrium CDO Corp. 12A CR, 3.395%, (US0003M + 1.650%), 04/22/2027	1,982,060	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,500,000 (1)	Atrium XIII 13A C, 3.241%, (US0003M + 1.800%), 11/21/2030	$1,507,950	0.0
3,970,000 (1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.095%, (US0003M + 2.350%), 04/25/2026	3,972,751	0.1
3,700,000 (1)	Babson CLO Ltd. 2014-3A AR, 3.042%, (US0003M + 1.320%), 01/15/2026	3,700,988	0.1
2,640,000 (1)	Babson CLO Ltd. 2014-3A C1R, 4.372%, (US0003M + 2.650%), 01/15/2026	2,653,570	0.0
3,620,000 (1)	Babson CLO Ltd. 2014-IA BR, 3.945%, (US0003M + 2.200%), 07/20/2025	3,621,491	0.1
1,650,000 (1)	Bain Capital Credit CLO 2017-1A A2, 3.095%, (US0003M + 1.350%), 07/20/2030	1,660,283	0.0
3,890,000 (1)	Barings CLO Ltd. 2017-1A A2, 3.084%, (US0003M + 1.350%), 07/18/2029	3,914,048	0.1
8,770,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 2.972%, (US0003M + 1.250%), 07/15/2029	8,829,583	0.2
9,250,000 (1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA BR, 3.284%, (US0003M + 1.550%), 07/18/2027	9,238,900	0.2
7,500,000 (1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 2.919%, (US0003M + 1.200%), 01/20/2031	7,504,455	0.1
3,190,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.212%, (US0003M + 1.490%), 01/15/2029	3,207,032	0.0
5,000,000 (1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, (US0003M + 1.150%), 04/20/2031	4,991,776	0.1
2,450,000 (1)	Birchwood Park CLO Ltd. 2014-1A C1R, 3.970%, (US0003M + 2.250%), 07/15/2026	2,450,637	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
6,520,000 (1)		Blue Hill CLO Ltd. 2013-1A C1R, 4.122%, (US0003M + 2.400%), 01/15/2026	$6,520,874	0.1
4,350,000 (1)		BlueMountain CLO 2014-4A CR, 4.534%, (US0003M + 2.550%), 11/30/2026	4,368,857	0.1
4,070,000 (1)		BlueMountain CLO 2015-1A BR, 4.222%, (US0003M + 2.500%), 04/13/2027	4,099,386	0.1
3,270,000 (1)		Burnham Park Clo Ltd. 2016-1A A, 3.175%, (US0003M + 1.430%), 10/20/2029	3,324,694	0.1
10,000,000 (1)		Carbone CLO Ltd 2017-1A A1, 2.809%, (US0003M + 1.140%), 01/20/2031	10,033,170	0.2
3,000,000 (1)		Carbone CLO Ltd 2017-1A B, 3.469%, (US0003M + 1.800%), 01/20/2031	3,004,986	0.0
3,250,000	(1)(8)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2 0.000%, 04/17/2031	3,250,000	0.1
3,480,000 (1)		Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.910%, (US0003M + 2.150%), 07/27/2026	3,481,757	0.0
6,380,000 (1)		Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.045%, (US0003M + 1.300%), 04/20/2031	6,410,331	0.1
4,300,000 (1)		Cedar Funding II CLO Ltd. 2013-1A CR, 4.407%, (US0003M + 2.350%), 06/09/2030	4,320,206	0.1
3,500,000 (1)		Cedar Funding IV CLO Ltd. 2014-4A CR, 3.995%, (US0003M + 2.250%), 07/23/2030	3,507,304	0.0
9,680,000 (1)		Cedar Funding VI CLO Ltd. 2016-6A A1, 2.833%, (US0003M + 1.470%), 10/20/2028	9,716,193	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,530,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.981%, (US0003M + 1.250%), 10/17/2030	$3,551,032	0.1
4,700,000 (1)	Cent CLO 2014-22A A2AR, 3.744%, (US0003M + 1.950%), 11/07/2026	4,703,215	0.1
37,149	Chase Funding Trust Series 2003-5 2A2, 2.472%, (US0001M + 0.600%), 07/25/2033	36,215	0.0
4,050,000 (1)	CIFC Funding 2013-2A A1LR, 2.944%, (US0003M + 1.210%), 10/18/2030	4,080,420	0.1
2,700,000 (1)	CIFC Funding 2013-2A A3LR, 3.684%, (US0003M + 1.950%), 10/18/2030	2,722,612	0.0
2,750,000 (1)	CIFC Funding 2014-4A C1R, 4.381%, (US0003M + 2.650%), 10/17/2026	2,751,331	0.1
3,660,000 (1)	CIFC Funding 2016-1A A, 3.225%, (US0003M + 1.480%), 10/21/2028	3,679,698	0.1
2,150,000 (1)	CIFC Funding 2017-2A C, 4.095%, (US0003M + 2.350%), 04/20/2030	2,164,676	0.0
7,400,000 (1)	CIFC Funding 2017-4 A1, 2.633%, (US0003M + 1.250%), 10/24/2030	7,487,979	0.1
3,000,000 (1)	CIFC Funding 2017-5A A1, 2.543%, (US0003M + 1.180%), 11/16/2030	3,023,361	0.1
1,000,000 (1)	CIFC Funding 2018-IA B Ltd., 3.557%, (US0003M + 1.400%), 04/18/2031	1,000,967	0.0
7,425,000	Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.577%, (US0001M + 0.705%), 09/25/2035	7,088,005	0.1
11,712,000	Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.022%, (US0001M + 0.150%), 10/25/2036	10,430,017	0.2
4,200,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/2030	4,219,328	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
7,000,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 2.932%, (US0003M + 1.210%), 10/15/2030	$7,054,362	0.1
5,565,000 (1)	Dryden 33 Senior Loan Fund 2014-33A AR, 3.152%, (US0003M + 1.430%), 10/15/2028	5,596,509	0.1
2,100,000 (1)	Dryden Senior Loan Fund 2014-34A CR, 3.872%, (US0003M + 2.150%), 10/15/2026	2,107,447	0.0
6,660,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.072%, (US0003M + 1.350%), 04/15/2028	6,696,650	0.1
6,410,000 (1)	Dryden Senior Loan Fund 2017-47A C, 3.922%, (US0003M + 2.200%), 04/15/2028	6,456,376	0.1
7,700,000 (1)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.570%, (US0003M + 1.850%), 10/15/2027	7,712,975	0.2
5,565,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.039%, (US0003M + 1.200%), 08/15/2030	5,593,793	0.1
8,000,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 2.727%, (US0003M + 1.250%), 01/20/2030	7,998,464	0.2
3,980,025 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,051,096	0.1
3,000,000 (1)	Flatiron CLO Ltd. 2013-1A A2R, 3.381%, (US0003M + 1.650%), 01/17/2026	3,000,441	0.0
3,920,000 (1)	Flatiron CLO Ltd. 2013-1A BR, 4.081%, (US0003M + 2.350%), 01/17/2026	3,921,282	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 2.961%, (US0003M + 1.220%), 07/24/2030	4,276,626	0.1
2,500,000 (1)	Galaxy XV CLO Ltd. 2013-15A AR, 2.922%, (US0003M + 1.200%), 10/15/2030	2,521,193	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
8,000,000 (1)		Galaxy XXI CLO Ltd. 2015-21A AR, 2.765%, (US0003M + 1.020%), 04/20/2031	$7,996,712	0.1
2,300,000 (1)		Gilbert Park CLO Ltd. 2017-1A A, 2.555%, (US0003M + 1.190%), 10/15/2030	2,311,192	0.1
1,850,000 (1)		Gilbert Park CLO Ltd. 2017-1A B, 2.965%, (US0003M + 1.600%), 10/15/2030	1,861,218	0.0
2,100,000 (1)		Gilbert Park CLO Ltd. 2017-1A C, 3.315%, (US0003M + 1.950%), 10/15/2030	2,106,306	0.0
7,000,000 (1)		Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 2.724%, (US0003M + 1.150%), 11/28/2030	7,037,310	0.1
2,243,417 (1)		HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	2,226,373	0.1
2,112,989 (1)		HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	2,116,098	0.0
2,500,000 (1)		Invitation Homes Trust 2014-SFR2 E, 4.958%, (US0001M + 3.150%), 06/17/2032	2,508,456	0.0
1,500,000 (1)		Jay Park CLO Ltd. 2016-1A B, 4.145%, (US0003M + 2.400%), 10/20/2027	1,506,771	0.0
1,791,000 (1)		Jimmy Johns Funding LLC 2017-1A A2I, 3.610%, 07/30/2047	1,792,285	0.0
6,000,000	(1)(9)	KKR CLO 21 A Ltd., 3.340%, (US0003M + 1.000%), 04/15/2031	6,000,000	0.1
6,000,000 (1)		LCM 26A A2 Ltd. 0.000%, 3.176%, (US0003M + 1.250%), 01/20/2031	6,044,616	0.1
5,400,000 (1)		LCM XXIII Ltd. 23A A1, 3.145%, (US0003M + 1.400%), 10/20/2029	5,462,073	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,500,000 (1)	Madison Park Funding XI Ltd. 2013-11A CR, 3.945%, (US0003M + 2.200%), 07/23/2029	$4,507,816	0.1
2,900,000 (1)	Madison Park Funding XIII Ltd. 2014-13A CR, 3.889%, (US0003M + 2.150%), 01/19/2025	2,901,482	0.1
5,400,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 3.960%, (US0003M + 2.200%), 01/27/2026	5,422,297	0.1
1,400,000 (1)	Madison Park Funding XXVII Ltd. 2018-27A B, 3.847%, (US0003M + 1.800%), 04/20/2030	1,401,358	0.0
1,100,000 (1)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,073,264	0.0
3,200,000 (1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	3,119,202	0.1
4,633,175 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 09/20/2042	4,599,852	0.1
1,700,000 (1)	Neuberger Berman Loan Advisers CLO 2017-26A C, 3.142%, (US0003M + 1.750%), 10/18/2030	1,700,741	0.0
3,000,000 (1)	Oaktree CLO 2015-1A BR Ltd., 3.395%, (US0003M + 1.650%), 10/20/2027	3,001,182	0.1
9,470,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.065%, (US0003M + 1.320%), 03/17/2030	9,634,191	0.2
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.072%, (US0003M + 1.350%), 07/15/2029	3,021,927	0.0
5,520,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.097%, (US0003M + 1.375%), 07/15/2029	5,575,145	0.1
1,570,000 (1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.822%, (US0003M + 2.100%), 04/15/2026	1,570,135	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,060,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.089%, (US0003M + 1.350%), 07/19/2030	$4,099,414	0.1
1,500,000 (1)	OHA Credit Partners XIV Ltd. 2017-14A C, 3.383%, (US0003M + 1.800%), 01/21/2030	1,493,316	0.0
5,660,000 (1)	OHA Loan Funding Ltd. 2015-1A AR, 3.249%, (US0003M + 1.410%), 08/15/2029	5,742,076	0.1
5,980,000 (1)	OHA Loan Funding Ltd. 2015-1A BR, 3.639%, (US0003M + 1.800%), 08/15/2029	5,998,795	0.1
6,000,000 (1)	Palmer Square CLO 2013-2A BR Ltd., 3.981%, (US0003M + 2.250%), 10/17/2027	6,022,620	0.1
3,550,000 (1)	Palmer Square CLO 2014-1A A1R2 Ltd., 2.861%, (US0003M + 1.130%), 01/17/2031	3,575,777	0.1
4,600,000 (1)	Palmer Square CLO 2014-1A BR2 Ltd., 3.581%, (US0003M + 1.850%), 01/17/2031	4,612,052	0.1
8,550,000 (1)	Palmer Square CLO 2015-1A BR Ltd., 4.442%, (US0003M + 2.550%), 05/21/2029	8,612,475	0.1
2,190,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.015%, (US0003M + 1.270%), 07/20/2030	2,198,738	0.0
4,340,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.095%, (US0003M + 1.350%), 07/20/2030	4,362,655	0.1
10,000,000 (1)	Palmer Square CLO 2018-1A A1 Ltd., 3.208%, (US0003M + 1.030%), 04/18/2031	9,999,840	0.2
5,950,000 (1)	Palmer Square Loan Funding 2017-1A C Ltd., 4.522%, (US0003M + 2.800%), 10/15/2025	5,959,294	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
6,700,000 (1)		Palmer Square Loan Funding 2018-1A B Ltd., 3.623%, (US0003M + 1.400%), 04/15/2026	$6,699,946	0.1
4,000,000 (1)		Palmer Square Loan Funding 2018-1A C Ltd., 4.073%, (US0003M + 1.850%), 04/15/2026	3,999,960	0.1
1,000,000	(1)(9)	Palmer Square Loan Funding 2018-2A C Ltd., 4.310%, (US0003M + 1.950%), 07/15/2026	1,000,000	0.0
4,000,000 (1)		Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	4,023,927	0.1
4,000,000 (1)		Progress Residential 2015-SFR3 C, 4.327%, 11/12/2032	4,070,209	0.1
5,312,000 (1)		Recette CLO Ltd. 2015-1A CR, 3.445%, (US0003M + 1.700%), 10/20/2027	5,314,364	0.1
4,876,000 (1)		SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	4,910,388	0.1
5,000,000 (1)		Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,993,928	0.1
4,718,505 (1)		Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	4,723,344	0.1
7,320,000 (1)		Symphony CLO Ltd. 2012-9A AR, 3.172%, (US0003M + 1.450%), 10/16/2028	7,351,051	0.1
3,120,000 (1)		Symphony CLO Ltd. 2016-18A B, 3.545%, (US0003M + 1.800%), 01/23/2028	3,136,152	0.1
3,080,000 (1)		Symphony CLO XIV Ltd. 2014-14A C1R, 4.222%, (US0003M + 2.500%), 07/14/2026	3,085,489	0.1
3,406,875 (1)		Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/2046	3,432,466	0.1
617,188 (1)		Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	633,359	0.0
4,100,000 (1)		TES LLC 2017-1A B, 7.740%, 10/20/2047	4,077,671	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,580,000 (1)	Thacher Park CLO Ltd. 2014-1A CR, 3.945%, (US0003M + 2.200%), 10/20/2026	$2,581,063	0.1
7,000,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 2.964%, (US0003M + 1.230%), 10/18/2030	7,054,719	0.1
3,000,000 (1)	THL Credit Wind River 2013-2A CR CLO Ltd., 3.734%, (US0003M + 2.000%), 10/18/2030	3,009,075	0.1
6,000,000 (1)	THL Credit Wind River 2017-1A C CLO Ltd., 4.034%, (US0003M + 2.300%), 04/18/2029	6,040,560	0.1
7,080,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 2.975%, (US0003M + 1.230%), 07/20/2030	7,122,324	0.1
3,500,000 (1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.635%, (US0003M + 1.750%), 11/20/2030	3,500,490	0.1
9,030,000 (1)	THL Credit Wind River CLO Ltd. 2016-2A A, 3.273%, (US0003M + 1.500%), 11/01/2028	9,069,136	0.2
7,500,000 (1)	Tiaa Clo III Ltd 2017-2A A, 2.627%, (US0003M + 1.150%), 01/16/2031	7,529,062	0.1
1,400,000 (1)	Towd Point Mortgage Trust 2015-2 1B1, 3.570%, 11/25/2060	1,447,012	0.0
2,640,000 (1)	Towd Point Mortgage Trust 2015-2 2B2, 4.318%, 11/25/2057	2,769,796	0.0
4,346,000 (1)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,191,305	0.1
3,200,000 (1)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,247,787	0.1
2,200,000 (1)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,167,834	0.0
9,525,000 (1)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	9,044,126	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,500,000 (1)	Venture XX CLO Ltd. 2015-20A CR, 3.622%, (US0003M + 1.900%), 04/15/2027	$1,484,773	0.0
1,995,000 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,973,235	0.0
879,281	Other Securities	873,685	0.0
		599,870,901	11.0
	Student Loan Asset-Backed Securities: 0.7%
1,824,287 (1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	1,801,516	0.0
2,300,000 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,234,458	0.1
1,187,519 (1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	1,183,191	0.0
1,681,478 (1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	1,671,702	0.0
2,900,000 (1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	2,853,795	0.1
758,537 (1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	723,527	0.0
899,574 (1)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	910,872	0.0
693,423 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	693,363	0.0
980,792 (1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	957,609	0.0
3,000,000 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	3,009,472	0.1
1,200,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,137,864	0.0
1,503,028 (1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	1,481,122	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
4,100,000 (1)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	$4,005,924	0.1
2,400,000 (1)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,319,511	0.0
2,900,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	2,888,742	0.1
8,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	8,087,211	0.2
		35,959,879	0.7
	Total Asset-Backed Securities (Cost $669,544,206)	672,340,649	12.3
U.S. TREASURY OBLIGATIONS: 23.7%
	U.S. Treasury Bonds: 6.1%
144,289,000	2.750%, 02/15/2028	144,273,397	2.6
197,319,000 (2)	2.750%, 11/15/2047	188,254,840	3.5
80,000	3.500%, 02/15/2039	87,775	0.0
		332,616,012	6.1
	U.S. Treasury Notes: 17.6%
16,024,000	1.625%, 03/31/2019	15,944,809	0.3
36,350,000	2.250%, 02/29/2020	36,332,447	0.7
347,876,000	2.250%, 03/31/2020	347,689,518	6.3
233,356,000	2.375%, 03/15/2021	233,237,140	4.3
265,768,000	2.500%, 03/31/2023	264,877,201	4.8
16,667,000 (2)	2.625%, 02/28/2023	16,713,845	0.3
22,534,000	2.625%, 03/31/2025	22,433,968	0.4
27,063,000	2.750%, 02/28/2025	27,163,938	0.5
		964,392,866	17.6
	Total U.S. Treasury Obligations (Cost $1,289,220,207)	1,297,008,878	23.7
U.S. GOVERNMENT AGENCY OBLIGATIONS(10):14.8%
	Federal Home Loan Mortgage Corporation: 5.1%(10)
11,794,000 (9)	3.000%, 11/15/2026	11,773,267	0.2
24,502,000 (9)	3.000%, 04/01/2048	23,891,364	0.4
10,734,240	3.500%, 01/01/2045	10,821,702	0.2
107,081,000 (9)	3.500%, 04/01/2048	107,339,207	2.0
7,470	3.633%, 05/01/2037	7,827	0.0
42,716,000 (9)	4.000%, 05/01/2048	43,775,555	0.8
9,799,174	4.500%, 02/01/2048	10,278,184	0.2
68,825,712	2.500%-7.000%, 01/01/2024-03/01/2048	70,145,171	1.3
		278,032,277	5.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(10): (continued)
	Federal National Mortgage Association: 8.0%(10)
18,700,000 (9)	2.500%, 12/25/2026	$18,324,540	0.3
13,991,414	3.000%, 04/01/2045	13,724,495	0.3
142,865,000 (9)	3.000%, 04/01/2048	139,349,182	2.6
145,149	3.188%, 07/01/2035	150,829	0.0
32,537,225	3.500%, 08/01/2046	32,736,534	0.6
21,704,556	4.000%, 01/01/2045	22,521,718	0.4
19,710,066	4.000%, 05/01/2045	20,273,637	0.4
12,612,937	4.000%, 12/01/2046	13,031,297	0.2
10,226,384	4.500%, 07/01/2047	10,768,732	0.2
21,987,679	5.000%, 08/01/2056	23,934,797	0.4
142,615,731 (9)	2.500%-7.500%, 10/01/2018-03/01/2048	146,266,198	2.6
		441,081,959	8.0
	Government National Mortgage Association: 1.7%
17,987,094	3.500%, 08/20/2047	18,217,270	0.3
12,938,689	3.500%, 08/20/2047	13,094,211	0.3
38,614,000 (9)	3.500%, 04/01/2048	38,991,843	0.7
20,044,330 (9)	3.000%-5.500%, 10/15/2039-10/20/2060	20,663,288	0.4
		90,966,612	1.7
	Total U.S. Government Agency Obligations (Cost $816,062,230)	810,080,848	14.8
FOREIGN GOVERNMENT BONDS: 5.0%
19,885,000	Argentine Republic Government International Bond, 5.625%-6.875%, 04/22/2021-01/26/2027	20,654,000	0.4
CLP 4,565,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	7,629,121	0.1
CLP 6,450,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	10,758,011	0.2
BRL 16,458,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	5,271,775	0.1
BRL 42,344,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	13,452,398	0.3
BRL 55,083,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2021-01/01/2025	17,860,638	0.3
350,000 (1)	Costa Rica Government International Bond, 4.250%, 01/26/2023	337,575	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
300,000 (1)		Dominican Republic International Bond, 5.500%, 01/27/2025	$309,438	0.0
300,000 (1)		Dominican Republic International Bond, 6.600%, 01/28/2024	326,748	0.0
250,000	(1)(2)	Egypt Government International Bond, 5.875%, 06/11/2025	251,797	0.0
232,000 (1)		El Salvador Government International Bond, 5.875%, 01/30/2025	228,798	0.0
290,380 (1)		Gabonese Republic, 6.375%, 12/12/2024	289,022	0.0
1,775,000	(1)(2)	Indonesia Government International Bond, 3.850%, 07/18/2027	1,742,510	0.0
600,000 (1)		Indonesia Government International Bond, 4.125%, 01/15/2025	605,907	0.0
2,750,000 (1)		Indonesia Government International Bond, 4.350%, 01/08/2027	2,796,794	0.1
1,500,000		Indonesia Government International Bond, 4.125%, 01/15/2025	1,514,766	0.0
4,000,000 (1)		Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	4,034,000	0.1
IDR 240,142,000,000		Indonesia Treasury Bond, 7.000%-8.375%, 09/15/2026-05/15/2038	17,958,236	0.3
600,000 (1)		KazAgro National Management Holding JSC, 4.625%, 05/24/2023	598,358	0.0
1,000,000 (1)		Kazakhstan Government International Bond, 5.125%, 07/21/2025	1,085,253	0.0
600,000 (1)		Morocco Government International Bond, 4.250%, 12/11/2022	613,484	0.0
PEN 11,093,000 (1)		Peru Government Bond, 6.150%, 08/12/2032	3,796,422	0.1
600,000 (1)		Republic of Paraguay, 4.625%, 01/25/2023	619,080	0.0
PLN 41,657,000		Republic of Poland Government Bond, 3.250%, 07/25/2025	12,468,198	0.2
PLN 13,164,000		Republic of Poland Government Bond, 4.000%, 10/25/2023	4,143,037	0.1
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
136,000 (1)	Romanian Government International Bond, 4.375%, 08/22/2023	$139,932	0.0
6,400,000	Russian Federal Bond – OFZ, 4.750%, 05/27/2026	6,621,965	0.1
RUB 593,095,000	Russian Federal Bond – OFZ, 7.750%, 09/16/2026	10,963,677	0.2
RUB 1,585,473,000	Russian Federal Bond – OFZ, 7.000%-8.500%, 08/18/2021-09/17/2031	29,322,033	0.6
1,100,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	1,133,594	0.0
253,337	Tanzania Government International Bond, 8.241%, (US0003M + 6.000%), 03/09/2020	264,309	0.0
300,000 (1)	Zambia Government International Bond, 5.375%, 09/20/2022	286,021	0.0
PEN 404,453,458 (3)	Other Securities	98,555,819	1.8
	Total Foreign Government Bonds (Cost $272,690,763)	276,632,716	5.0

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.0%
	Utilities: 0.0%
85,974 (11)	Other Securities	1,946,452	0.0
	Total Preferred Stock (Cost $2,149,350)	1,946,452	0.0
	Total Long-Term Investments (Cost $5,829,899,583)	5,804,641,213	105.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 13.1%
	Commercial Paper: 2.5%
16,800,000	Campbell, 0.000%, 04/02/2018	16,796,160	0.3
6,500,000	Exelon, 3.200%, 04/04/2018	6,497,754	0.1
65,000,000	Kroger, 4.150%, 04/02/2018	64,985,527	1.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper: (continued)
23,000,000	Pacific Gas+Elec, 4.260%, 04/02/2018	22,994,743	0.4
25,000,000	UHG, 0.000%, 04/02/2018	24,994,458	0.5
		136,268,642	2.5
	Securities Lending Collateral(12): 2.7%
1,600,441	Bank of Nova Scotia, Repurchase Agreement dated 03/29/18, 1.77%, due 04/02/18 (Repurchase Amount $1,600,751, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $1,632,530, due 04/19/18-09/09/49)	1,600,441	0.0
35,357,700	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $35,364,675, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $36,064,855, due 03/31/18-02/20/68)	$35,357,700	0.6
35,357,700	Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $35,364,713, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $36,064,854, due 04/30/18-12/01/51)	35,357,700	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(12) (continued)
5,680,419	Deutsche Bank AG, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $5,681,552, collateralized by various U.S. Government Agency Obligations, 3.500%-4.500%, Market Value plus accrued interest $5,794,027, due 07/25/42-01/20/48)	$5,680,419	0.1
35,357,700	MUFG Securities America Inc., Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $35,364,713, collateralized by various U.S. Government Agency Obligations, 1.915%-5.097%, Market Value plus accrued interest $36,064,854, due 08/01/19-03/01/48)	35,357,700	0.7
35,357,700	NBC Global Finance Ltd., Repurchase Agreement dated 03/29/18, 1.71%, due 04/02/18 (Repurchase Amount $35,364,326, collateralized by various U.S. Government Securities, 0.000%-3.625%, Market Value plus accrued interest $36,064,862, due 06/30/19-09/09/49)	35,357,700	0.6
		148,711,660	2.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreement: 0.1%
3,742,000	Deutsche Bank Repurchase Agreement dated 3/29/2018, 1.8%, due 4/2/2018, $3,742,748 to be received upon repurchase (Collateralized by $3,825,600, Note, 1.875%, Market Value plus accrued interest $3,816,870 due 12/31/2019) (Cost $3,742,000)	$3,742,000	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 7.8%
428,529,000(13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550% (Cost $428,529,000)	428,529,000	7.8
	Total Short-Term Investments (Cost $717,273,650)	717,251,302	13.1
	Total Investments in Securities (Cost $6,547,173,233)	$6,521,892,515	119.0
	Liabilities in Excess of Other Assets	(1,042,723,248)	(19.0)
	Net Assets	$5,479,169,267	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(7)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2018.

(8)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(9)
Settlement is on a when-issued or delayed-delivery basis.

(10)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(11)
The grouping contains non-income producing securities.

(12)
Represents securities purchased with cash collateral received for securities on loan.

(13)
Rate shown is the 7-day yield as of March 31, 2018.

ARS
Argentine Peso

BRL
Brazilian Real

CLP
Chilean Peso

DKK
Danish Krone

EUR
EU Euro

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

RON
Romanian New Leu

RUB
Russian Ruble

TRY
Turkish New Lira

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Preferred Stock	$1,946,452	$—	$—	$1,946,452
Corporate Bonds/Notes	—	1,794,448,076	—	1,794,448,076
Collateralized Mortgage Obligations	—	631,347,004	—	631,347,004
U.S. Treasury Obligations	—	1,297,008,878	—	1,297,008,878
Commercial Mortgage-Backed Securities	—	320,836,590	—	320,836,590
Asset-Backed Securities	—	669,090,649	3,250,000	672,340,649
U.S. Government Agency Obligations	—	810,080,848	—	810,080,848
Foreign Government Bonds	—	276,632,716	—	276,632,716
Short-Term Investments	428,529,000	288,722,302	—	717,251,302
Total Investments, at fair value	$430,475,452	$6,088,167,063	$3,250,000	$6,521,892,515
Other Financial Instruments+
Centrally Cleared Swaps	—	8,261,425	—	8,261,425
Forward Foreign Currency Contracts	—	617,589	—	617,589
Forward premium swaptions	—	401,311	—	401,311
Futures	8,370,341	—	—	8,370,341
Total Assets	$438,845,793	$6,097,447,388	$3,250,000	$6,539,543,181
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(11,665,475)	$—	$(11,665,475)
Forward Foreign Currency Contracts	—	(1,645,513)	—	(1,645,513)
Futures	(7,389,036)	—	—	(7,389,036)
Total Liabilities	$(7,389,036)	$(13,310,988)	$—	$(20,700,024)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2018, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 5,098,233	RUB 296,376,569	Barclays Bank PLC	04/20/18	$(63,463)
CZK 36,587,544	USD 1,774,920	Barclays Bank PLC	04/20/18	(1,133)
USD 7,907,053	HUF 2,027,917,874	Barclays Bank PLC	04/20/18	(89,715)
RUB 102,126,767	USD 1,774,920	Barclays Bank PLC	04/20/18	3,720
CZK 11,052,026	USD 538,000	Barclays Bank PLC	04/20/18	(2,191)
HUF 2,022,696,099	USD 8,201,162	Barclays Bank PLC	04/20/18	(224,986)
USD 1,202,141	EUR 973,201	Barclays Bank PLC	04/20/18	3,217
CZK 36,639,177	USD 1,774,920	Barclays Bank PLC	04/20/18	1,371
HUF 55,952,106	USD 221,259	Barclays Bank PLC	04/20/18	(620)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,094	RON 4,176	Barclays Bank PLC	04/20/18	(9)
USD 5,762,390	RUB 329,739,534	Barclays Bank PLC	04/20/18	19,645
USD 677,044	RUB 38,962,187	Barclays Bank PLC	04/20/18	(1,522)
USD 260,785	TRY 1,024,816	Barclays Bank PLC	04/20/18	2,355
CLP 1,078,370,395	USD 1,774,920	Barclays Bank PLC	05/18/18	10,853
USD 3,772,159	CLP 2,299,508,004	Barclays Bank PLC	05/18/18	(35,808)
MXN 8,592,233	USD 448,308	Barclays Bank PLC	05/18/18	20,963
USD 13,092,861	MXN 250,480,837	Barclays Bank PLC	05/18/18	(587,359)
COP 1,208,338	USD 419	Barclays Bank PLC	05/18/18	13
USD 5,349,811	CLP 3,207,746,827	Barclays Bank PLC	05/18/18	37,808
MYR 20,367,850	USD 5,213,169	Barclays Bank PLC	07/13/18	54,206
MYR 2,100,621	USD 538,000	Barclays Bank PLC	07/13/18	5,246
USD 6,128,229	IDR 85,531,694,355	Barclays Bank PLC	07/13/18	(52,633)
RUB 101,101,468	USD 1,774,920	BNP Paribas	04/20/18	(14,136)
RUB 102,383,435	USD 1,774,920	BNP Paribas	04/20/18	8,190
USD 12,645,999	PLN 43,367,228	BNP Paribas	04/20/18	(26,081)
USD 9,554,951	RON 36,167,609	BNP Paribas	04/20/18	3,663
CLP 1,076,516,314	USD 1,774,920	BNP Paribas	05/18/18	7,782
PEN 11,508,581	USD 3,549,840	BNP Paribas	05/18/18	12,031
ARS 31,623,230	USD 1,514,160	BNP Paribas	05/18/18	19,705
USD 4,585,982	BRL 15,047,571	BNP Paribas	05/18/18	44,991
USD 3,845,372	RUB 223,525,727	Citibank N.A.	04/20/18	(47,553)
USD 20,003,323	RUB 1,159,244,581	Citibank N.A.	04/20/18	(186,085)
USD 203,102	HUF 51,134,067	Citibank N.A.	04/20/18	1,463
USD 45,920	PLN 156,836	Citibank N.A.	04/20/18	92
RON 4,184	USD 1,082	Citibank N.A.	04/20/18	23
USD 4,197,017	TRY 16,215,911	Citibank N.A.	04/20/18	107,812
USD 13,430,293	PEN 43,847,220	Citibank N.A.	05/18/18	(140,289)
USD 238,273	MXN 4,503,476	Citibank N.A.	05/18/18	(7,688)
USD 12,116,905	IDR 168,309,869,320	Citibank N.A.	07/13/18	(45,839)
CLP 1,079,202,566	USD 1,774,920	Goldman Sachs International	05/18/18	12,231
USD 8,017,419	BRL 26,537,656	Goldman Sachs International	05/18/18	8,999
USD 2,548,188	BRL 8,427,368	Goldman Sachs International	05/18/18	5,013
CZK 36,519,157	USD 1,774,920	HSBC Bank USA N.A.	04/20/18	(4,448)
USD 4,052,983	PLN 14,067,301	HSBC Bank USA N.A.	04/20/18	(57,539)
USD 2,684,444	BRL 8,904,031	HSBC Bank USA N.A.	05/18/18	(2,576)
USD 490,579	RUB 27,818,390	JPMorgan Chase Bank N.A.	04/20/18	6,093
TRY 38,965	USD 10,127	JPMorgan Chase Bank N.A.	04/20/18	(301)
USD 4,850,539	RUB 278,233,345	JPMorgan Chase Bank N.A.	04/20/18	4,826
USD 5,348,919	CLP 3,207,746,827	JPMorgan Chase Bank N.A.	05/18/18	36,916
USD 18,199,685	BRL 59,738,644	JPMorgan Chase Bank N.A.	05/18/18	172,014
USD 1,524,746	ARS 31,623,230	JPMorgan Chase Bank N.A.	05/18/18	(9,118)
USD 3,771,540	CLP 2,299,508,004	JPMorgan Chase Bank N.A.	05/18/18	(36,427)
CZK 36,446,012	USD 1,774,920	Morgan Stanley	04/20/18	(7,994)
USD 593,890	BRL 1,946,949	Morgan Stanley	05/18/18	6,348
				$(1,027,924)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

At March 31, 2018, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	2,877	06/20/18	$348,521,578	$2,469,691
U.S. Treasury 2-Year Note	114	06/29/18	24,237,469	(7,338)
U.S. Treasury 5-Year Note	1,000	06/29/18	114,460,938	302,777
U.S. Treasury Long Bond	208	06/20/18	30,498,000	742,226
U.S. Treasury Ultra Long Bond	913	06/20/18	146,507,969	4,855,647
			$664,225,954	$8,363,003
Short Contracts
U.S. Treasury Ultra 10-Year Note	(3,966)	06/20/18	(515,022,281)	(7,381,698)
			$(515,022,281)	$(7,381,698)

At March 31, 2018, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Index, Series 29, Version 1	Buy	(5.000)	06/20/23	EUR160,310,000	$(20,013,354)	$(859,557)
					$(20,013,354)	$(859,557)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 30, Version 1	Sell	5.000	06/20/23	USD328,094,000	19,793,255	1,328,294
					19,793,255	$1,328,294

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

At March 31, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.036%	Semi-Annual	10/13/18	USD42,311,000	$(292,637)	$(292,637)
Pay	3-month USD-LIBOR	Quarterly	2.592	Semi-Annual	03/28/20	USD354,091,000	116,157	116,157
Pay	3-month USD-LIBOR	Quarterly	2.603	Semi-Annual	03/28/20	USD422,609,000	259,402	259,402
Pay	3-month USD-LIBOR	Quarterly	1.460	Semi-Annual	10/13/20	USD151,804,000	(4,363,403)	(4,363,403)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD38,344,000	(1,979,188)	(1,979,188)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD31,365,000	(1,675,604)	(1,675,604)
Pay	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD24,606,000	(1,260,820)	(1,260,820)
Receive	3-month USD-LIBOR	Quarterly	1.036	Semi-Annual	10/13/18	USD42,083,000	290,947	290,947
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD162,439,000	2,092,109	2,092,109
Receive	3-month USD-LIBOR	Quarterly	2.865	Semi-Annual	03/28/20	USD83,563,000	(663,670)	(663,670)
Receive	3-month USD-LIBOR	Quarterly	2.869	Semi-Annual	03/28/20	USD70,017,000	(570,596)	(570,596)
Receive	3-month USD-LIBOR	Quarterly	1.780	Semi-Annual	10/13/22	USD45,684,000	1,822,616	1,822,616
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD45,865,000	2,351,900	2,351,900
							$(3,872,787)	$(3,872,787)

At March 31, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration	Unrealized Appreciation/ (Depreciation)
Call on 5-year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD119,800,000	$(6,409,300)	$186,837
Call on 5-year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD119,800,000	(6,493,160)	74,584
Call on 5-year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD119,800,000	(6,418,285)	139,890
							$(19,320,745)	$401,311

Currency Abbreviations
ARS – Argentine Peso
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
TRY – Turkish Lira
USD – United States Dollar
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$617,589
Interest rate contracts	Unrealized appreciation on forward premium swaptions	401,311
Interest rate contracts	Net Assets — Unrealized appreciation*	8,370,341
Interest rate contracts	Net Assets — Unrealized appreciation**	6,933,131
Credit contracts	Net Assets — Unrealized depreication**	1,328,294
Total Asset Derivatives		$17,650,666
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,645,513
Interest rate contracts	Net Assets — Unrealized depreciation*	7,389,036
Interest rate contracts	Net Assets — Unrealized depreciation**	10,805,918
Credit contracts	Net Assets — Unrealized depreciation**	859,557
Total Liability Derivatives		$20,700,024

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(284,900)	$—	$—	$(246,498)	$—	$(531,398)
Equity contracts	—	—	1,214,782	—	—	1,214,782
Foreign exchange contracts	—	(1,627,096)	—	—	—	(1,627,096)
Interest rate contracts	(16,903)	—	(3,716,252)	9,471,633	32,349	5,770,827
Total	$(301,803)	$(1,627,096)	$(2,501,470)	$9,225,135	$32,349	$4,827,115

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$468,737	$—	$468,737
Foreign exchange contracts	—	437,748	—	—	—	437,748
Interest rate contracts	229,328	—	2,975,715	(12,460,508)	255,514	(8,999,951)
Total	$229,328	$437,748	$2,975,715	$(11,991,771)	$255,514	$(8,093,466)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2018 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2018:
	Barclays Bank PLC	Bank of America N.A.	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Morgan Stanley	Totals
Assets:
Forward premium swaptions	$—	$186,837	$—	$—	$—	$—	$—	$214,474	$—	$401,311
Forward foreign currency contracts	159,397	—	96,362	109,390	26,243	—	219,849	$—	6,348	617,589
Total Assets	$159,397	$186,837	$96,362	$109,390	$26,243	$—	$219,849	$214,474	$6,348	$1,018,900
Liabilities:
Forward foreign currency contracts	$1,059,439	$—	$40,217	$427,454	$—	$64,563	$45,846	$—	$7,994	$1,645,513
Total Liabilities	$1,059,439	$—	$40,217	$427,454	$—	$64,563	$45,846	$—	$7,994	$1,645,513
Net OTC derivative instruments by counterparty, at fair value	$(900,042)	$186,837	$56,145	$(318,064)	$26,243	$(64,563)	$174,003	$214,474	$(1,646)	$(626,613)
Total collateral pledged by the Fund/(Received from counterparty)	$430,000	$—	$—	$—	$—	$64,563	$—		$—	$494,563
Net Exposure(1)(2)	$(470,042)	$186,837	$56,145	$(318,064)	$26,243	$—	$174,003	$214,474	$(1,646)	$(132,050)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At March 31, 2018, the Fund had pledged $70,000 in cash collateral to HSBC Bank USA N.A. Excess cash collateral is not shown for financial reporting purposes.

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $6,559,329,046.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$55,110,685
Gross Unrealized Depreciation	(94,766,764)
Net Unrealized Depreciation	$(39,656,079)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 63.8%
	Basic Materials: 1.8%
300,000 (1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	$307,875	0.3
1,531,000 (2)	Other Securities	1,549,866	1.5
		1,857,741	1.8
	Communications: 4.4%
280,000 (1)	Amazon.com, Inc., 1.900%, 08/21/2020	274,272	0.2
537,000	AT&T, Inc., 2.300%, 03/11/2019	535,163	0.5
205,000	AT&T, Inc., 2.450%, 06/30/2020	202,730	0.2
300,000 (1)	Gray Television, Inc., 5.125%, 10/15/2024	291,000	0.3
400,000 (1)	Sky PLC, 2.625%, 09/16/2019	398,423	0.4
2,998,000 (2)	Other Securities	2,979,507	2.8
		4,681,095	4.4
	Consumer, Cyclical: 4.8%
214,000 (1)	BMW US Capital LLC, 1.450%, 09/13/2019	210,382	0.2
200,000 (1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	197,566	0.2
550,000	Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	547,332	0.5
530,000	Ford Motor Credit Co. LLC, 1.897%-5.750%, 08/12/2019-02/01/2021	542,512	0.5
550,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	545,832	0.5
190,000 (1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	186,110	0.2
524,000	Toyota Motor Credit Corp., 1.550%-1.700%, 01/09/2019-10/18/2019	516,405	0.5
2,317,950	Other Securities	2,373,647	2.2
		5,119,786	4.8
	Consumer, Non-cyclical: 10.4%
581,000	AbbVie, Inc., 1.800%-2.500%, 05/14/2018-05/14/2020	577,985	0.5
590,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	585,676	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
135,000	Anheuser-Busch InBev Worldwide, Inc., 3.500%, 01/12/2024	$135,998	0.1
583,000	AstraZeneca PLC, 1.750%-2.375%, 11/16/2018-11/16/2020	576,790	0.5
100,000 (1)	BAT Capital Corp., 2.297%, 08/14/2020	98,087	0.1
380,000 (1)	BAT International Finance PLC, 2.750%, 06/15/2020	376,907	0.4
580,000	CVS Health Corp., 3.350%, 03/09/2021	583,461	0.6
240,000 (1)	Danone SA, 1.691%, 10/30/2019	235,243	0.2
210,000 (1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	208,582	0.2
570,000	Kraft Heinz Foods Co., 2.000%, 07/02/2018	569,465	0.5
200,000	Kraft Heinz Foods Co., 2.800%, 07/02/2020	198,696	0.2
432,000	Medtronic Global Holdings SCA, 1.700%, 03/28/2019	428,095	0.4
448,000	Medtronic, Inc., 2.500%, 03/15/2020	445,583	0.4
300,000 (1)	Post Holdings, Inc., 5.500%, 03/01/2025	296,250	0.3
5,785,000	Other Securities	5,737,757	5.4
		11,054,575	10.4
	Energy: 5.4%
713,000	BP Capital Markets PLC, 2.315%-4.742%, 01/15/2020-11/28/2023	714,913	0.7
681,000	Enterprise Products Operating LLC, 1.650%-5.200%, 05/07/2018-04/15/2021	684,754	0.6
250,000 (1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	249,375	0.2
170,000 (1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	167,749	0.2
979,000	Shell International Finance BV, 1.375%-2.125%, 11/10/2018-09/12/2021	955,081	0.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,925,000	Other Securities	$2,930,537	2.8
		5,702,409	5.4
	Financial: 23.5%
210,000 (1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	206,917	0.2
120,000	American Express Co., 2.200%, 10/30/2020	117,081	0.1
195,000	American Express Credit Corp., 1.875%, 05/03/2019	193,210	0.2
200,000 (1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	196,109	0.2
285,000 (1)	Athene Global Funding, 2.750%, 04/20/2020	282,667	0.3
550,000	Bank of America Corp., 2.151%, 11/09/2020	539,276	0.5
196,000 (1)	Bank of America Corp., 3.004%, 12/20/2023	192,309	0.2
253,000	Bank of America Corp., 1.950%-2.600%, 05/12/2018-01/15/2019	252,937	0.2
200,000 (1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	195,813	0.2
210,000	Barclays PLC, 2.750%, 11/08/2019	208,489	0.2
400,000 (1)	BPCE SA, 2.750%, 01/11/2023	386,248	0.4
250,000	Capital One NA, 2.350%, 08/17/2018	249,741	0.2
250,000	Citibank NA, 2.000%, 03/20/2019	248,451	0.2
433,000	Citigroup, Inc., 2.050%, 12/07/2018	431,453	0.4
207,000 (1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	204,111	0.2
250,000 (1)	Credit Agricole SA/London, 2.375%, 07/01/2021	242,937	0.2
200,000	Credit Suisse AG, 5.300%, 08/13/2019	206,212	0.2
360,000	Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	358,169	0.3
150,000	Discover Bank, 2.600%, 11/13/2018	149,974	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
300,000 (1)		Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	$294,179	0.3
127,000		Goldman Sachs Group, Inc./The, 2.300%, 12/13/2019	125,681	0.1
600,000		Goldman Sachs Group, Inc./The, 2.600%, 12/27/2020	591,511	0.6
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	422,814	0.4
260,000 (1)		ING Bank NV, 1.650%, 08/15/2019	255,956	0.2
290,000		ING Bank NV, 4.125%, 11/21/2023	291,832	0.3
310,000 (1)		Intesa Sanpaolo SpA, 3.125%, 07/14/2022	299,802	0.3
442,000		JPMorgan Chase & Co., 1.625%, 05/15/2018	441,551	0.4
424,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	417,389	0.4
100,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	99,085	0.1
250,000		JPMorgan Chase Bank NA, 2.604%, 02/01/2021	248,681	0.2
200,000 (1)		Mizuho Financial Group, Inc., 2.632%, 04/12/2021	196,086	0.2
359,000		Morgan Stanley, 2.200%-5.625%, 12/07/2018-09/23/2019	369,194	0.3
200,000 (1)		Nationwide Building Society, 2.350%, 01/21/2020	197,445	0.2
280,000 (1)		Nordea Bank AB, 4.875%, 01/27/2020	289,318	0.3
140,000 (1)		Nuveen Finance LLC, 2.950%, 11/01/2019	139,695	0.1
310,000		PNC Bank NA, 1.450%, 07/29/2019	304,577	0.3
680,000		PNC Bank NA, 2.400%, 10/18/2019	675,854	0.6
190,000 (1)		Protective Life Global Funding, 2.161%, 09/25/2020	185,263	0.2
175,000	(1)(3)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	176,146	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
641,000	Royal Bank of Canada, 1.800%-2.125%, 07/30/2018-03/02/2020	$635,479	0.6
465,000	Royal Bank of Scotland Group PLC, 6.400%, 10/21/2019	488,192	0.5
254,000	Santander Holdings USA, Inc., 2.700%, 05/24/2019	253,430	0.2
363,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/2019	359,392	0.3
265,000 (1)	Standard Chartered PLC, 2.100%, 08/19/2019	261,245	0.3
560,000 (1)	Standard Chartered PLC, 2.250%, 04/17/2020	549,374	0.5
710,000	Toronto-Dominion Bank, 2.250%, 11/05/2019	704,253	0.7
200,000 (1)	UBS AG/London, 2.200%, 06/08/2020	196,230	0.2
250,000	UBS AG/Stamford CT, 2.350%, 03/26/2020	246,537	0.2
200,000 (1)	UBS Group Funding Switzerland AG, 2.650%, 02/01/2022	194,035	0.2
160,000	Wells Fargo & Co., 2.550%, 12/07/2020	157,284	0.2
460,000	Wells Fargo Bank NA, 2.150%, 12/06/2019	455,112	0.4
9,598,000 (2)	Other Securities	9,536,490	9.0
		24,921,216	23.5
	Industrial: 3.8%
300,000 (1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	302,250	0.3
460,000	Caterpillar Financial Services Corp., 2.250%, 12/01/2019	456,414	0.4
300,000 (1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	304,035	0.3
200,000 (1)	Rolls-Royce PLC, 2.375%, 10/14/2020	196,973	0.2
2,738,000	Other Securities	2,718,042	2.6
		3,977,714	3.8
	Technology: 5.6%
930,000	Apple, Inc., 1.800%-2.000%, 02/07/2020-11/13/2020	916,184	0.9
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
740,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	$759,481	0.7
300,000 (1)	First Data Corp., 5.375%, 08/15/2023	306,000	0.3
170,000	Intel Corp., 1.850%, 05/11/2020	167,365	0.1
637,000	Intel Corp., 2.450%, 07/29/2020	633,503	0.6
300,000 (1)	Quintiles IMS, Inc., 4.875%, 05/15/2023	307,125	0.3
2,893,000	Other Securities	2,859,427	2.7
		5,949,085	5.6
	Utilities: 4.1%
171,000 (1)	Berkshire Hathaway Energy Co., 2.375%, 01/15/2021	168,209	0.1
449,000	Black Hills Corp., 2.500%, 01/11/2019	448,745	0.4
525,000	Duke Energy Corp., 1.800%, 09/01/2021	500,028	0.5
3,287,000	Other Securities	3,253,683	3.1
		4,370,665	4.1
	Total Corporate Bonds/Notes (Cost $68,472,693)	67,634,286	63.8
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.7%
276,632	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	268,437	0.3
306,012	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	309,305	0.3
150,215	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	157,180	0.1
67,264	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	66,469	0.1
256,797	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	254,645	0.2
555,335	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	625,238	0.6
431,512	Freddie Mac REMIC Trust 3597 L, 5.000%, 07/15/2039	452,274	0.4
301,921	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	299,370	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
675,978	Ginnie Mae Series 2014-53 JM, 7.134%, 04/20/2039	$757,319	0.7
544,878	Ginnie Mae Series 2015-H31 FT, 2.225%, (US0001M + 0.650%), 11/20/2065	546,860	0.5
210,423	Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 3.807%, 02/25/2034	216,417	0.2
	Total Collateralized Mortgage Obligations (Cost $3,992,071)	3,953,514	3.7
U.S. GOVERNMENT AGENCY OBLIGATIONS(4): 1.1%
	Federal Home Loan Mortgage Corporation: 0.7%(4)
668,338	5.500%, 01/01/2037- 02/01/2039	731,149	0.7
	Federal National Mortgage Association: 0.4%(4)
442,527	5.000%, 01/01/2023- 07/01/2034	468,847	0.4
	Total U.S. Government Agency Obligations (Cost $1,191,796)	1,199,996	1.1
FOREIGN GOVERNMENT BONDS: 0.1%
58,000 (2)	Other Securities	57,127	0.1
	Total Foreign Government Bonds (Cost $57,829)	57,127	0.1
ASSET-BACKED SECURITIES:16.8%
	Automobile Asset-Backed Securities: 7.0%
250,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	246,918	0.3
450,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	441,849	0.4
450,000	CarMax Auto Owner Trust 2018-1 A4, 2.640%, 06/15/2023	447,468	0.4
600,000 (1)	Chrysler Capital Auto Receivables Trust 2016-BA A4, 1.870%, 02/15/2022	591,618	0.6
100,000	GM Financial Automobile Leasing Trust 2017-1 A4, 2.260%, 08/20/2020	99,396	0.1
150,000	GM Financial Automobile Leasing Trust 2018-1 A3, 2.610%, 01/20/2021	149,574	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
350,000	GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	$348,548	0.3
500,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	498,319	0.5
480,000	Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/2022	476,480	0.4
150,000 (1)	Hyundai Auto Lease Securitization Trust 2016-C A4, 1.650%, 07/15/2020	148,807	0.1
450,000 (1)	Hyundai Auto Lease Securitization Trust 2017-A A4, 2.130%, 04/15/2021	446,427	0.4
100,000	Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/2023	98,056	0.1
200,000	Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/2023	195,347	0.2
100,000	Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/2022	99,243	0.1
540,000	Nissan Auto Receivables 2016-B A4, 1.540%, 10/17/2022	528,011	0.5
200,000	Nissan Auto Receivables 2017-B A4, 1.950%, 10/16/2023	195,486	0.2
200,000 (1)	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	198,793	0.2
500,000 (1)	Oscar US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	492,798	0.5
200,000 (1)	Santander Retail Auto Lease Trust 2017-A A3, 2.220%, 01/20/2021	198,003	0.2
150,000 (1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	148,337	0.1
450,000	Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/2022	441,821	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
250,000	Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	$244,934	0.2
710,000	Other Securities	699,718	0.7
		7,435,951	7.0
	Credit Card Asset-Backed Securities: 3.3%
450,000	American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	444,489	0.4
350,000	Barclays Dryrock Issuance Trust 2016-1 A, 1.520%, 05/16/2022	345,180	0.3
600,000	Capital One Multi-Asset Execution Trust 2016-A6 A6, 1.820%, 09/15/2022	592,127	0.6
210,000	Citibank Credit Card Issuance Trust 2014-A6 A6, 2.150%, 07/15/2021	208,881	0.2
250,000	Citibank Credit Card Issuance Trust 2017-A9 A9, 1.800%, 09/20/2021	247,057	0.2
450,000	Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	441,925	0.4
400,000	Discover Card Execution Note Trust 2017-A6 A6, 1.880%, 02/15/2023	392,963	0.4
600,000 (1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	599,936	0.6
200,000	Other Securities	196,776	0.2
		3,469,334	3.3
	Home Equity Asset-Backed Securities: 0.0%
15,451	Other Securities	15,492	0.0
	Other Asset-Backed Securities: 6.3%
400,000 (1)	Ares XLVI CLO Ltd. 2017-46A A2, 2.939%, (US0003M + 1.230%), 01/15/2030	402,325	0.4
330,000 (1)	Babson CLO Ltd. 2014-3A AR, 3.042%, (US0003M + 1.320%), 01/15/2026	330,088	0.3
250,000 (1)	Barings CLO Ltd. 2017-1A A2, 3.084%, (US0003M + 1.350%), 07/18/2029	251,546	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 2.919%, (US0003M + 1.200%), 01/20/2031	$250,148	0.3
560,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.212%, (US0003M + 1.490%), 01/15/2029	562,990	0.5
410,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.045%, (US0003M + 1.300%), 04/20/2031	411,949	0.4
250,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.981%, (US0003M + 1.250%), 10/17/2030	251,490	0.2
250,000 (1)	CIFC Funding 2013-2A A1LR, 2.944%, (US0003M + 1.210%), 10/18/2030	251,878	0.3
250,000 (1)	CIFC Funding 2016-1A A, 3.225%, (US0003M + 1.480%), 10/21/2028	251,345	0.2
250,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/2030	251,151	0.2
250,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.072%, (US0003M + 1.350%), 04/15/2028	251,376	0.2
360,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.039%, (US0003M + 1.200%), 08/15/2030	361,862	0.4
250,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 2.727%, (US0003M + 1.250%), 01/20/2030	249,952	0.2
250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 2.961%, (US0003M + 1.220%), 07/24/2030	251,566	0.2
16,916 (1)	GSAMP Trust 2005-SEA2 A1, 2.222%, (US0001M + 0.350%), 01/25/2045	16,945	0.0
330,000 (1)	LCM XXIII Ltd. 23A A1, 3.145%, (US0003M + 1.400%), 10/20/2029	333,793	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.065%, (US0003M + 1.320%), 03/17/2030	$254,335	0.3
250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.097%, (US0003M + 1.375%), 07/15/2029	252,497	0.2
250,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.089%, (US0003M + 1.350%), 07/19/2030	252,427	0.2
260,000 (1)	OHA Loan Funding Ltd. 2015-1A AR, 3.249%, (US0003M + 1.410%), 08/15/2029	263,770	0.3
250,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.015%, (US0003M + 1.270%), 07/20/2030	250,998	0.2
250,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.095%, (US0003M + 1.350%), 07/20/2030	251,305	0.3
250,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 2.975%, (US0003M + 1.230%), 07/20/2030	251,495	0.2
100,000 (1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	98,665	0.1
150,000	Other Securities	146,970	0.2
		6,702,866	6.3
	Student Loan Asset-Backed Securities: 0.2%
250,000 (1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	246,017	0.2
	Total Asset-Backed Securities (Cost $17,962,399)	17,869,660	16.8
U.S. TREASURY OBLIGATIONS: 1.3%
	U.S. Treasury Notes: 1.3%
894,000	2.250%, 02/29/2020	893,568	0.8
531,000	2.250%, 03/31/2020	530,716	0.5
	Total U.S. Treasury Obligations (Cost $1,423,952)	1,424,284	1.3

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.4%
147,183 (1)	Americold LLC 2010 Trust ARTA A2FL, 3.265%, (US0001M + 1.500%), 01/14/2029	$147,382	0.1
266,310	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/2042	264,172	0.3
410,000 (1)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.760%, 04/12/2038	426,480	0.4
540,000 (1)	BXMT 2017-FL1 A Ltd., 2.656%, (US0001M + 0.870%), 06/15/2035	542,632	0.5
472,119	Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	488,737	0.5
410,000	COMM 2013-CR12 A2, 2.904%, 10/10/2046	410,494	0.4
208,906	COMM 2013-LC13 A2, 3.009%, 08/10/2046	209,046	0.2
430,000	COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	427,262	0.4
110,000	COMM 2014-CR14 A2, 3.147%, 02/10/2047	110,328	0.1
170,000	COMM 2014-CR17 A2, 3.012%, 05/10/2047	170,557	0.2
240,000	COMM 2014-UBS6 A2, 2.935%, 12/10/2047	239,779	0.2
7,721,181 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K045 x1, 0.456%, 01/25/2025	205,369	0.2
3,039,959 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K703 X1, 2.070%, 05/25/2018	2,939	0.0
7,262,374 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K705 X1, 1.703%, 09/25/2018	36,774	0.0
390,000 (1)	FREMF 2012-K705 B Mortgage Trust, 4.159%, 09/25/2044	391,520	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
310,000 (1)	FREMF Mortgage Trust 2012-K709 B, 3.742%, 04/25/2045	$312,157	0.3
117,110 (1)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.298%, 06/10/2036	116,252	0.1
191,067	Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	195,960	0.2
271,322	Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	265,626	0.2
275,185	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	267,191	0.2
78,305	Ginnie Mae 2015-21 AF, 2.071%, 07/16/2048	75,870	0.1
140,173	Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	136,098	0.1
203,294	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	196,235	0.2
88,774	Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	87,032	0.1
405,452	Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	396,019	0.4
186,504	Ginnie Mae 2017-50 AB, 2.400%, 02/16/2047	182,005	0.2
206,923	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	202,472	0.2
88,645	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	86,679	0.1
148,096	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	144,602	0.1
552,886	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	538,005	0.5
345,782	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	338,234	0.3
280,000	GS Mortgage Securities Corp. II 2015-GC30 A2, 2.726%, 05/10/2050	278,384	0.3
52,110	GS Mortgage Securities Trust 2013-GC16 A2, 3.033%, 11/10/2046	52,183	0.0
238,828	GS Mortgage Securities Trust 2014-GC18 A2, 2.924%, 01/10/2047	239,203	0.2
72,201 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	71,615	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
244,105 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A3, 4.106%, 07/15/2046	$244,173	0.2
1,040,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.408%, 08/15/2046	1,099,985	1.0
167,801	JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	168,411	0.2
167,817	JPMBB Commercial Mortgage Securities Trust 2013-C15 A2, 2.977%, 11/15/2045	167,874	0.2
353,875	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A2, 2.916%, 02/15/2047	354,605	0.3
260,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 A2, 2.632%, 05/15/2048	259,489	0.3
441,159	Other Securities	440,552	0.4
	Total Commercial Mortgage-Backed Securities (Cost $11,151,888)	10,990,382	10.4
	Total Long-Term Investments (Cost $104,252,628)	103,129,249	97.2
SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateral(6): 0.5%
581,600	NBC Global Finance Ltd., Repurchase Agreement dated 03/29/18, 1.71%, due 04/02/18 (Repurchase Amount $581,709, collateralized by various U.S. Government Securities, 0.000%-3. 625%, Market Value plus accrued interest $593,232, due 06/30/19-09/09/49) (Cost $581,600)	581,600	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.6%
3,767,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550% (Cost $3,767,000)	$3,767,000	3.6
	Total Short-Term Investments (Cost $4,348,600)	4,348,600	4.1
	Total Investments in Securities (Cost $108,601,228)	$107,477,849	101.3
	Liabilities in Excess of Other Assets	(1,377,371)	(1.3)
	Net Assets	$106,100,478	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Security, or a portion of the security, is on loan.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of March 31, 2018.

Reference Rate Abbreviations:
US0001M 1-month LIBOR
US0003M 3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$67,634,286	$—	$67,634,286
Collateralized Mortgage Obligations	—	3,953,514	—	3,953,514
Asset-Backed Securities	—	17,869,660	—	17,869,660
U.S. Treasury Obligations	—	1,424,284	—	1,424,284
U.S. Government Agency Obligations	—	1,199,996	—	1,199,996
Commercial Mortgage-Backed Securities	—	10,990,382	—	10,990,382
Foreign Government Bonds	—	57,127	—	57,127
Short-Term Investments	3,767,000	581,600	—	4,348,600
Total Investments, at fair value	$3,767,000	$103,710,849	$—	$107,477,849
Other Financial Instruments+
Forward premium swaptions	—	4,053	—	4,053
Total Assets	$3,767,000	$103,714,902	$—	$107,481,902
Liabilities Table
Other Financial Instruments+
Futures	$(31,112)	$—	$—	$(31,112)
Total Liabilities	$(31,112)	$—	$—	$(31,112)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018 (continued)

At March 31, 2018, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	121	06/29/18	$25,725,735	$(1,035)
			$25,725,735	$(1,035)
Short Contracts
U.S. Treasury 10-Year Note	(3)	06/20/18	(363,422)	(2,653)
U.S. Treasury 5-Year Note	(73)	06/29/18	(8,355,648)	(23,702)
U.S. Treasury Ultra 10-Year Note	(2)	06/20/18	(259,719)	(3,722)
			$(8,978,789)	$(30,077)

At March 31, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Short Term Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration	Unrealized Appreciation/ (Depreciation)
Call on 5-year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 1,210,000	$(64,735)	$1,887
Call on 5-year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 1,210,000	(65,582)	753
Call on 5-year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 1,210,000	(64,826)	1,413
							$(195,143)	$4,053

Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Unrealized appreciation on forward premium swaptions	$4,053
Total Asset Derivatives		$4,053
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$31,112
Total Liability Derivatives		$31,112

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$11,035
Interest rate contracts	(120,978)
Total	$(109,943)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2018 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Total
Interest rate contracts	$4,053	$(41,099)	$(37,046)
Total	$4,053	$(41,099)	$(37,046)

*
Amounts recognized for purchased options are included in net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2018:
	Bank of America N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward premium swaptions	$1,887	$2,166	$4,053
Total Assets	$1,887	$2,166	$4,053
Net OTC derivative instruments by counterparty, at fair value	$1,887	$2,166	$4,053
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$1,887	$2,166	$4,053

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $108,628,666.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$127,267
Gross Unrealized Depreciation	(1,248,505)
Net Unrealized Depreciation	$(1,121,238)

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 12.4%
		Basic Materials: 1.1%
200,000 (1)		Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	$203,500	0.1
150,000 (1)		Aruba Investments, Inc., 8.750%, 02/15/2023	156,375	0.0
250,000	(1)(2)	Constellium NV, 6.625%, 03/01/2025	253,750	0.1
200,000 (1)		First Quantum Minerals Ltd., 6.500%, 03/01/2024	190,000	0.1
450,000 (1)		Klabin Finance SA, 4.875%, 09/19/2027	433,688	0.1
85,000 (1)		Tronox Finance PLC, 5.750%, 10/01/2025	82,875	0.0
300,000 (1)		Tronox, Inc., 6.500%, 04/15/2026	300,750	0.1
2,250,000 (3)		Other Securities	2,326,046	0.6
			3,946,984	1.1
		Communications: 1.7%
200,000	(1)(2)	Altice Finco SA, 8.125%, 01/15/2024	207,000	0.1
200,000 (1)		Altice France SA / France, 6.250%, 05/15/2024	189,250	0.0
200,000 (1)		Altice US Finance I Corp., 5.500%, 05/15/2026	195,500	0.1
130,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	123,747	0.0
335,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	315,738	0.1
150,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	149,626	0.1
250,000 (1)		CommScope Technologies LLC, 5.000%, 03/15/2027	238,125	0.1
150,000 (1)		Frontier Communications Corp., 8.500%, 04/01/2026	145,875	0.0
200,000 (1)		Gray Television, Inc., 5.125%, 10/15/2024	194,000	0.0
200,000 (1)		Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	196,440	0.0
250,000 (1)		Salem Media Group, Inc., 6.750%, 06/01/2024	240,625	0.1
250,000	(1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	233,125	0.1
250,000 (1)		Sirius XM Radio, Inc., 6.000%, 07/15/2024	258,125	0.1
100,000 (1)		Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	110,000	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
200,000 (1)	Virgin Media Secured Finance PLC, 5.250%, 01/15/2026	$193,250	0.0
150,000 (1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	146,813	0.0
3,308,000 (3)	Other Securities	3,256,603	0.9
		6,393,842	1.7
	Consumer, Cyclical: 1.6%
200,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	191,440	0.0
55,000 (1)	American Tire Distributors, Inc., 10.250%, 03/01/2022	56,444	0.0
110,000 (1)	Boyne USA, Inc., 7.250%, 05/01/2025	113,437	0.0
280,000 (1)	CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/2025	269,130	0.1
250,000 (1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	255,312	0.1
150,000 (1)	Hot Topic, Inc., 9.250%, 06/15/2021	149,250	0.0
200,000 (1)	International Game Technology PLC, 6.500%, 02/15/2025	215,250	0.1
250,000 (1)	IRB Holding Corp., 6.750%, 02/15/2026	245,650	0.1
250,000 (1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	249,687	0.1
200,000 (1)	Lennar Corp., 5.250%, 06/01/2026	198,500	0.1
150,000 (1)	Lennar Corp., 5.375%, 10/01/2022	154,875	0.0
150,000 (1)	Michaels Stores, Inc., 5.875%, 12/15/2020	152,063	0.0
160,000 (1)	Navistar International Corp., 6.625%, 11/01/2025	160,400	0.0
250,000 (1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	240,625	0.1
150,000 (1)	PetSmart, Inc., 7.125%, 03/15/2023	85,875	0.0
100,000 (1)	Scientific Games International, Inc., 5.000%, 10/15/2025	97,500	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
150,000 (1)		Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	$159,375	0.0
55,000 (1)		Six Flags Entertainment Corp., 4.875%, 07/31/2024	53,694	0.0
210,000 (1)		Six Flags Entertainment Corp., 5.500%, 04/15/2027	208,425	0.1
275,000 (1)		Station Casinos LLC, 5.000%, 10/01/2025	261,938	0.1
250,000 (1)		Viking Cruises Ltd., 5.875%, 09/15/2027	237,500	0.1
2,450,000 (3)		Other Securities	2,450,485	0.6
			6,206,855	1.6
		Consumer, Non-cyclical: 1.8%
95,000 (1)		Brink’s Co/The, 4.625%, 10/15/2027	88,350	0.0
125,000 (1)		Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	118,437	0.0
250,000 (1)		Cott Holdings, Inc., 5.500%, 04/01/2025	247,500	0.1
150,000	(1)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	151,500	0.0
50,000 (1)		Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	49,500	0.0
250,000 (1)		Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	260,000	0.1
150,000 (1)		Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	152,062	0.0
90,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	88,115	0.0
265,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	254,731	0.1
40,000 (1)		Pilgrim’s Pride Corp., 5.750%, 03/15/2025	38,950	0.0
135,000 (1)		Pilgrim’s Pride Corp., 5.875%, 09/30/2027	127,238	0.0
125,000	(1)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	127,814	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
125,000 (1)		Post Holdings, Inc., 5.000%, 08/15/2026	$119,063	0.0
150,000 (1)		Post Holdings, Inc., 8.000%, 07/15/2025	168,937	0.1
200,000 (1)		Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	194,391	0.1
150,000 (1)		Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/2023	131,812	0.0
150,000 (1)		Valeant Pharmaceuticals International, Inc., 5.500%, 11/01/2025	146,588	0.1
50,000 (1)		Valeant Pharmaceuticals International, Inc., 9.000%, 12/15/2025	49,875	0.0
100,000 (1)		Valeant Pharmaceuticals International, 9.250%, 04/01/2026	99,875	0.0
200,000 (1)		West Street Merger Sub, Inc., 6.375%, 09/01/2025	191,500	0.1
4,072,000 (3)		Other Securities	4,021,355	1.1
			6,827,593	1.8
		Energy: 1.8%
160,000 (1)		Centennial Resource Production LLC, 5.375%, 01/15/2026	157,400	0.0
70,000 (1)		Continental Resources, Inc./OK, 4.375%, 01/15/2028	68,337	0.0
250,000 (1)		Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	250,000	0.1
275,000 (1)		Delek Logistics Partners L.P., 6.750%, 05/15/2025	279,125	0.1
50,000 (1)		Diamondback Energy, Inc., 5.375%, 05/31/2025	50,837	0.0
80,000 (1)		Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	79,800	0.0
120,000	(1)(2)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	120,000	0.1
40,000 (1)		Gulfport Energy Corp., 6.375%, 01/15/2026	38,100	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
100,000 (1)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	$98,750	0.0
250,000 (1)		Indigo Natural Resources LLC, 6.875%, 02/15/2026	236,875	0.1
200,000	(1)(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	181,000	0.0
180,000 (1)		Lonestar Resources America, Inc., 11.250%, 01/01/2023	180,450	0.0
200,000 (1)		Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	202,440	0.1
135,000 (1)		NGPL PipeCo LLC, 4.875%, 08/15/2027	133,481	0.0
100,000 (1)		Noble Holding International Ltd., 7.875%, 02/01/2026	98,625	0.0
100,000 (1)		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	101,750	0.0
150,000	(1)(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	151,125	0.0
200,000 (1)		SRC Energy, Inc., 6.250%, 12/01/2025	201,500	0.1
100,000 (1)		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	96,625	0.0
10,000 (1)		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	9,675	0.0
10,000 (1)		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	9,688	0.0
200,000 (1)		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	202,000	0.1
200,000 (1)		Vermilion Energy, Inc., 5.625%, 03/15/2025	196,500	0.1
3,630,000		Other Securities	3,606,091	1.0
			6,750,174	1.8
		Financial: 2.7%
150,000 (1)		Alliance Data Systems Corp., 5.375%, 08/01/2022	150,750	0.0
327,000		Bank of America Corp., 2.625%, 10/19/2020	324,813	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
409,000 (1)		BPCE SA, 4.500%, 03/15/2025	$411,083	0.1
280,000		Citigroup, Inc., 2.650%, 10/26/2020	276,785	0.1
500,000 (1)		Credit Bank of Moscow Via CBOM Finance PLC, 5.550%, 02/14/2023	492,002	0.1
270,000 (1)		ESH Hospitality, Inc., 5.250%, 05/01/2025	263,331	0.1
461,000		JPMorgan Chase & Co., 4.250%-6.125%, 10/01/2027-12/31/2199	473,713	0.1
268,000		Morgan Stanley, 4.000%, 07/23/2025	270,460	0.1
250,000 (1)		Multibank, Inc., 4.375%, 11/09/2022	247,812	0.1
165,000 (1)		Quicken Loans, Inc., 5.250%, 01/15/2028	154,687	0.0
250,000	(1)(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	251,637	0.1
255,000 (1)		Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	255,319	0.1
350,000 (1)		Turkiye Garanti Bankasi AS, 6.125%, 05/24/2027	341,202	0.1
250,000 (1)		Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	243,942	0.0
200,000 (1)		UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	198,598	0.0
250,000 (1)		UniCredit SpA, 5.861%, 06/19/2032	254,428	0.1
358,000		Wells Fargo & Co., 4.300%-5.900%, 07/22/2027-12/31/2199	362,560	0.1
250,000 (1)		Yapi ve Kredi Bankasi AS, 5.750%, 02/24/2022	249,280	0.1
5,085,000		Other Securities	5,091,491	1.3
			10,313,893	2.7
		Industrial: 1.2%
250,000 (1)		Advanced Disposal Services, Inc., 5.625%, 11/15/2024	253,125	0.1
135,000 (1)		Bombardier, Inc., 7.500%, 12/01/2024	140,063	0.0
250,000 (1)		Bombardier, Inc., 8.750%, 12/01/2021	275,312	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
250,000 (1)	BWAY Holding Co., 7.250%, 04/15/2025	$255,625	0.1
160,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	157,100	0.0
118,000 (1)	Gates Global LLC / Gates Global Co., 6.000%, 07/15/2022	119,929	0.0
250,000 (1)	Itron, Inc., 5.000%, 01/15/2026	246,950	0.1
150,000 (1)	Jeld-Wen, Inc., 4.625%, 12/15/2025	144,375	0.1
150,000 (1)	Jeld-Wen, Inc., 4.875%, 12/15/2027	142,125	0.0
20,000 (1)	Masonite International Corp., 5.625%, 03/15/2023	20,675	0.0
20,000 (1)	Multi-Color Corp., 4.875%, 11/01/2025	18,750	0.0
150,000 (1)	Multi-Color Corp., 6.125%, 12/01/2022	155,250	0.0
250,000 (1)	Novelis Corp., 5.875%, 09/30/2026	246,875	0.1
160,000 (1)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	160,400	0.0
150,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	155,625	0.0
125,000 (1)	Standard Industries, Inc./ NJ, 5.000%, 02/15/2027	121,649	0.0
150,000 (1)	Standard Industries, Inc./ NJ, 6.000%, 10/15/2025	154,500	0.1
200,000 (1)	Wrangler Buyer Corp., 6.000%, 10/01/2025	197,500	0.1
1,450,000	Other Securities	1,492,086	0.4
		4,457,914	1.2
	Technology: 0.4%
200,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	206,000	0.1
200,000 (1)	CDK Global, Inc., 4.875%, 06/01/2027	193,000	0.0
220,000 (1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	218,966	0.1
250,000 (1)	First Data Corp., 7.000%, 12/01/2023	263,438	0.1
560,000	Other Securities	557,577	0.1
		1,438,981	0.4
	Utilities: 0.1%
80,000 (1)	NRG Energy, Inc., 5.750%, 01/15/2028	78,400	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
350,000 (3)	Other Securities	$338,705	0.1
		417,105	0.1
	Total Corporate Bonds/Notes (Cost $47,557,611)	46,753,341	12.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.8%
186,683	Alternative Loan Trust 2005-10CB 1A1, 2.372%, (US0001M + 0.500%), 05/25/2035	166,588	0.0
744,747	Alternative Loan Trust 2005-10CB 1A2, 2.322%, (US0001M + 0.450%), 05/25/2035	663,147	0.2
777,295	Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	737,780	0.2
266,525	Alternative Loan Trust 2005-51 3A2A, 2.573%, (12MTA + 1.290%), 11/20/2035	258,383	0.1
85,548	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	82,334	0.0
396,816	Alternative Loan Trust 2005-J2 1A12, 2.272%, (US0001M + 0.400%), 04/25/2035	352,915	0.1
48,943	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	39,517	0.0
921,033	Alternative Loan Trust 2006-18CB A10, 2.272%, (US0001M + 0.400%), 07/25/2036	645,100	0.2
223,885	Alternative Loan Trust 2006-19CB A12, 2.272%, (US0001M + 0.400%), 08/25/2036	165,375	0.0
948,102	Alternative Loan Trust 2006-19CB A28, 2.472%, (US0001M + 0.600%), 08/25/2036	711,342	0.2
660,519	Alternative Loan Trust 2006-HY11 A1, 1.992%, (US0001M + 0.120%), 06/25/2036	603,540	0.2
237,946	Alternative Loan Trust 2007-2CB 2A1, 2.472%, (US0001M + 0.600%), 03/25/2037	168,230	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
458,823		Alternative Loan Trust 2007-HY8C A1, 2.032%, (US0001M + 0.160%), 09/25/2047	$446,091	0.1
644,772		Alternative Loan Trust 2007-OA4 A1, 2.042%, (US0001M + 0.170%), 05/25/2047	585,339	0.2
29,542	(1)(5)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/2045	29,463	0.0
348,213		Bear Stearns ALT-A Trust 2006-6 31A1, 3.541%, 11/25/2036	326,275	0.1
987,463		Bear Stearns ALT-A Trust 2006-6 32A1, 4.267%, 11/25/2036	846,356	0.2
269,041		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.633%, 01/26/2036	238,457	0.1
33,622 (1)		Bellemeade Re Ltd. 2015-1A M2, 6.172%, (US0001M + 4.300%), 07/25/2025	34,225	0.0
223,215		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.589%, 03/25/2036	209,729	0.1
128,706		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.743%, 11/25/2036	112,766	0.0
374,136 (1)		Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	390,042	0.1
33,848		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.372%, (US0001M + 0.500%), 11/25/2035	20,931	0.0
1,200,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.592%, (US0001M + 0.720%), 11/25/2035	1,183,790	0.3
853,066		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 2.172%, (US0001M + 0.300%), 04/25/2037	572,652	0.1
205,240 (1)		Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.314%, 06/27/2037	208,339	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,088,197 (6)	Fannie Mae 2007-18 BS, 4.729%, (-1.000*US0001M + 6.600%), 06/25/2035	$172,824	0.1
2,437,193 (6)	Fannie Mae 2008-94 SI, 3.629%, (-1.000*US0001M + 5.500%), 04/25/2036	419,166	0.1
2,019,041 (6)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	155,483	0.0
433,227	Fannie Mae 2010-15 FD, 2.612%, (US0001M + 0.740%), 03/25/2040	441,165	0.1
1,066,772	Fannie Mae 2011-47 GF, 2.442%, (US0001M + 0.570%), 06/25/2041	1,078,896	0.3
383,155	Fannie Mae 2012-10 UF, 2.422%, (US0001M + 0.550%), 02/25/2042	386,277	0.1
435,146 (6)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 0.000%), 08/25/2042	95,499	0.0
1,755,798 (6)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	158,634	0.0
2,641,786 (6)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	237,261	0.1
167,229	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 6.772%, (US0001M + 4.900%), 11/25/2024	191,546	0.1
1,100,000	Fannie Mae Connecticut Avenue Securities 2017- C02 2M2, 5.522%, (US0001M + 3.650%), 09/25/2029	1,198,152	0.3
650,000	Fannie Mae Connecticut Avenue Securities 2017- C05 1M2, 4.072%, (US0001M + 2.200%), 01/25/2030	659,092	0.2
900,000	Fannie Mae Connecticut Avenue Securities 2018- C02 2M2, 4.072%, (US0001M + 2.200%), 08/25/2030	905,805	0.2
400,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.122%, (US0001M + 2.250%), 07/25/2030	405,655	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
244,423 (6)	Fannie Mae REMIC Trust 2000-26 SP, 6.629%, (-1.000*US0001M + 8.500%), 08/25/2030	$45,181	0.0
345,323 (6)	Fannie Mae REMIC Trust 2002-13 SR, 4.729%, (-1.000*US0001M + 6.600%), 03/25/2032	45,174	0.0
178,003 (6)	Fannie Mae REMIC Trust 2004-64 SW, 5.179%, (-1.000*US0001M + 7.050%), 08/25/2034	29,249	0.0
130,173 (6)	Fannie Mae REMIC Trust 2004-66 SE, 4.629%, (-1.000*US0001M + 6.500%), 09/25/2034	18,760	0.0
261,848 (6)	Fannie Mae REMIC Trust 2008-47 PS, 4.629%, (-1.000*US0001M + 6.500%), 06/25/2038	5,881	0.0
639,098 (6)	Fannie Mae REMIC Trust 2009-25 SN, 4.679%, (-1.000*US0001M + 6.550%), 04/25/2039	102,585	0.0
359,441 (6)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	42,082	0.0
29,418,426 (6)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	64,079	0.0
1,350,238 (6)	Fannie Mae REMIC Trust 2013-116 SC, 4.329%, (-1.000*US0001M + 6.200%), 04/25/2033	166,220	0.1
992,694	Fannie Mae Series 2006-11 FA, 2.172%, (US0001M + 0.300%), 03/25/2036	993,812	0.3
698,811 (1)	Flagstar Mortgage Trust 2018-1 B3, 4.069%, 03/25/2048	674,285	0.2
2,430,482 (6)	Freddie Mac 2009-70 PS, 4.879%, (-1.000*US0001M + 6.750%), 01/25/2037	423,442	0.1
339,159 (6)	Freddie Mac 2524 SH, 5.723%, (-1.000*US0001M + 7.500%), 11/15/2032	34,246	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
627,181 (6)	Freddie Mac 2525 SM, 6.223%, (-1.000*US0001M + 8.000%), 02/15/2032	$116,651	0.0
623,315 (6)	Freddie Mac 2981 CS, 4.943%, (-1.000*US0001M + 6.720%), 05/15/2035	84,572	0.0
236,955 (6)	Freddie Mac 2989 HS, 5.373%, (-1.000*US0001M + 7.150%), 08/15/2034	83,506	0.0
331,931 (6)	Freddie Mac 3018 SM, 5.423%, (-1.000*US0001M + 7.200%), 08/15/2035	62,434	0.0
573,655 (6)	Freddie Mac 324 144, 6.085%, 06/15/2039	131,826	0.0
1,159,542 (6)	Freddie Mac 3523 SA, 4.223%, (-1.000*US0001M + 6.000%), 09/15/2036	154,170	0.1
1,030,410 (6)	Freddie Mac 3582 MS, 4.373%, (-1.000*US0001M + 6.150%), 10/15/2039	141,086	0.0
1,566,500 (6)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	317,044	0.1
6,211,475 (6)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	828,066	0.2
256,757 (6)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	51,229	0.0
225,395 (6)	Freddie Mac REMIC Trust 2266 S, 6.773%, (-1.000*US0001M + 8.550%), 11/15/2030	37,510	0.0
290,210 (6)	Freddie Mac REMIC Trust 2374 S, 6.323%, (-1.000*US0001M + 8.100%), 06/15/2031	54,958	0.0
160,821 (6)	Freddie Mac REMIC Trust 2417 SY, 6.623%, (-1.000*US0001M + 8.400%), 12/15/2031	32,915	0.0
340,240 (6)	Freddie Mac REMIC Trust 2577 SA, 5.673%, (-1.000*US0001M + 7.450%), 02/15/2033	61,191	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
20,559		Freddie Mac REMIC Trust 2973 SB, 11.819%, (-3.667*US0001M + 18.333%), 05/15/2035	$21,903	0.0
148,535 (6)		Freddie Mac REMIC Trust 2981 SU, 6.023%, (-1.000*US0001M + 7.800%), 05/15/2030	25,018	0.0
74,949 (6)		Freddie Mac REMIC Trust 2993 PS, 4.923%, (-1.000*US0001M + 6.700%), 05/15/2035	1,399	0.0
58,493		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	72,804	0.0
1,014,041 (6)		Freddie Mac REMIC Trust 3049 PI, 4.873%, (-1.000*US0001M + 6.650%), 10/15/2035	160,393	0.1
65,376		Freddie Mac REMIC Trust 3085 SK, 44.681%, (-12.000*US0001M + 66.000%), 12/15/2035	171,202	0.1
110,590	(7)(8)	Freddie Mac REMIC Trust 3151 PO, 05/15/2036	94,378	0.0
334,201 (6)		Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	26,872	0.0
291,094 (6)		Freddie Mac REMIC Trust 3624 TS, 3.023%, (-1.000*US0001M + 4.800%), 01/15/2040	27,316	0.0
530,383 (6)		Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	94,769	0.0
1,701,538 (6)		Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	300,334	0.1
1,098,015		Freddie Mac REMICS 2921 PF, 2.127%, (US0001M + 0.350%), 01/15/2035	1,094,144	0.3
1,916,059		Freddie Mac REMICS Trust 3740 FB, 2.277%, (US0001M + 0.500%), 10/15/2040	1,928,362	0.5
2,140,870 (6)		Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	515,237	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,113,285 (6)	Freddie Mac Strips Series 237 S23, 5.323%, (-1.000*US0001M + 7.100%), 05/15/2036	$195,597	0.1
1,496,486 (6)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	251,906	0.1
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 6.572%, (US0001M + 4.700%), 03/25/2028	574,032	0.2
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.322%, (US0001M + 3.450%), 10/25/2029	653,306	0.2
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.372%, (US0001M + 2.500%), 03/25/2030	256,573	0.1
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.522%, (US0001M + 2.650%), 12/25/2029	258,054	0.1
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.222%, (US0001M + 2.350%), 04/25/2030	506,892	0.1
332,335 (6)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	63,047	0.0
750,112 (6)	Ginnie Mae Series 2008-40 SA, 4.614%, (-1.000*US0001M + 6.400%), 05/16/2038	117,110	0.0
1,347,389 (6)	Ginnie Mae Series 2009- 116 SJ, 4.694%, (-1.000*US0001M + 6.480%), 12/16/2039	197,016	0.1
1,244,473 (6)	Ginnie Mae Series 2010-4 SL, 4.614%, (-1.000*US0001M + 6.400%), 01/16/2040	181,621	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
431,177 (6)	Ginnie Mae Series 2010- 98 QS, 4.778%, (-1.000*US0001M + 6.600%), 01/20/2040	$51,218	0.0
3,432,184 (6)	Ginnie Mae Series 2011- 101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	77,850	0.0
70,972 (6)	Ginnie Mae Series 2012- 149 BI, 3.500%, 10/20/2041	10,076	0.0
604,218 (6)	Ginnie Mae Series 2013- 103 DS, 4.328%, (-1.000*US0001M + 6.150%), 07/20/2043	91,422	0.0
224,985 (6)	Ginnie Mae Series 2013- 134 DS, 4.278%, (-1.000*US0001M + 6.100%), 09/20/2043	33,288	0.0
505,797 (6)	Ginnie Mae Series 2013- 44 LI, 4.500%, 01/16/2043	85,992	0.0
7,963,930 (6)	Ginnie Mae Series 2015- 69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	62,460	0.0
419,320 (6)	Ginnie Mae Series 2015- 98 IU, 4.000%, 08/20/2044	70,087	0.0
11,867 (6)	Ginnie Mae Series 2016- 12 MI, 5.000%, 04/20/2039	159	0.0
1,306,134 (6)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	209,454	0.1
652,612	HarborView Mortgage Loan Trust 2006-14 2A1A, 1.958%, (US0001M + 0.150%), 01/25/2047	611,898	0.2
801,047	HarborView Mortgage Loan Trust 2007-5 A1A, 1.998%, (US0001M + 0.190%), 09/19/2037	748,827	0.2
4,578	HomeBanc Mortgage Trust 2004-1 2A, 2.732%, (US0001M + 0.860%), 08/25/2029	4,404	0.0
59,993	HomeBanc Mortgage Trust 2005-3 A2, 2.182%, (US0001M + 0.310%), 07/25/2035	59,967	0.0
111,530	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.082%, (US0001M + 0.210%), 04/25/2046	103,598	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
117,416		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	$103,029	0.0
311,385		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	281,224	0.1
684,455		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	578,375	0.2
669,791 (1)		JP Morgan Mortgage Trust 2016-1 B3, 3.881%, 05/25/2046	670,362	0.2
597,154 (1)		JP Morgan Mortgage Trust 2017-6 B3, 3.857%, 12/25/2048	573,550	0.1
77,655		Lehman XS Trust Series 2005-5N 1A2, 2.232%, (US0001M + 0.360%), 11/25/2035	69,279	0.0
1,486,141		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 2.022%, (US0001M + 0.150%), 08/25/2036	780,662	0.2
798,782 (1)		Sequoia Mortgage Trust 2018-CH1 B1B, 4.523%, 02/25/2048	832,565	0.2
599,086 (1)		Sequoia Mortgage Trust 2018-CH1 B2B, 4.523%, 02/25/2048	617,772	0.2
600,000	(1)(5)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	598,659	0.2
189,003		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.751%, 10/25/2036	175,044	0.1
500,820		WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 3.324%, 09/25/2035	507,649	0.1
166,573		WaMu Mortgage Pass-Through Certificates Series 2006-AR10 1A1, 3.273%, 09/25/2036	162,154	0.0
29,218		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.323%, 10/25/2036	28,546	0.0
202,250		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.021%, 11/25/2036	194,214	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
777,267	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.021%, 11/25/2036	$746,383	0.2
98,545	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.071%, 12/25/2036	96,310	0.0
108,022	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.303%, 08/25/2046	102,263	0.0
180,623	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.254%, 12/25/2036	174,013	0.0
18,845	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.917%, 04/25/2037	17,213	0.0
101,384	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.163%, 07/25/2037	84,816	0.0
1,023,075	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.772%, (US0001M + 0.900%), 11/25/2035	840,405	0.2
191,662	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	174,670	0.1
253,060	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	243,222	0.1
1,155,841	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 2.472%, (US0001M + 0.600%), 07/25/2036	700,795	0.2
1,230,309	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.243%, (12MTA + 0.960%), 08/25/2046	933,494	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
73,040	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.302%, (US0001M + 0.430%), 06/25/2037	$61,498	0.0
645,282	Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	651,401	0.2
829,937	Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/2036	837,807	0.2
1,065,793	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 3.754%, 09/25/2036	1,067,099	0.3
633,212	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.631%, 10/25/2036	620,762	0.2
42,868	Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 3.760%, 03/25/2036	41,533	0.0
120,003	Wells Fargo Mortgage Backed Securities 2006- AR7 2A1, 3.410%, 05/25/2036	122,490	0.0
127,537	Wells Fargo Mortgage Backed Securities 2006- AR7 2A4, 3.410%, 05/25/2036	130,181	0.0
615,728	Wells Fargo Mortgage Backed Securities 2007-3 AE, 2.109%, 04/25/2037	551,259	0.2
390,606	Wells Fargo Mortgage Backed Securities 2007- AR7 A1, 3.714%, 12/28/2037	381,056	0.1
761,257 (1)	WinWater Mortgage Loan Trust 2015-5 B4, 3.798%, 08/20/2045	737,122	0.2
1,773,568	Other Securities	1,657,593	0.4
	Total Collateralized Mortgage Obligations (Cost $46,035,103)	48,262,769	12.8

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(9): 0.0%
	Federal National Mortgage Association: 0.0%
9,292	5.500%, 10/01/2039	$10,193	0.0
	Total U.S. Government Agency Obligations (Cost $10,071)	10,193	0.0
BANK LOANS: 14.8%
	Aerospace & Defense: 0.3%
150,000	Geo Group, Inc. (The) 2017 Term Loan B, 4.130%, (US0003M + 2.250%), 03/22/2024	150,619	0.0
300,000	Maxar Technologies Ltd. Term Loan B, 4.630%, (US0003M + 2.750%), 10/04/2024	301,179	0.1
300,000	TransDigm, Inc. 2017 Extended Term Loan F, 4.773%, (US0003M + 2.750%), 06/09/2023	301,500	0.1
249,124	TransDigm, Inc. 2018 Term Loan G, 4.707%, (US0003M + 2.500%), 08/22/2024	250,231	0.1
		1,003,529	0.3
	Auto Components: 0.0%
148,500	Broadstreet Partners, Inc. 2017 Term Loan B, 5.627%, (US0003M + 3.750%), 11/08/2023	150,635	0.0
	Automotive: 0.6%
150,000	American Axle and Manufacturing, Inc. Term Loan B, 4.130%, (US0001M + 2.250%), 04/06/2024	150,797	0.0
150,000	Belron Finance US LLC USD Term Loan B, 4.294%, (US0003M + 2.500%), 11/07/2024	151,125	0.0
149,250	Bright Bidco B.V. 2018 Term Loan B, 5.728%, (US0003M + 3.500%), 06/30/2024	151,644	0.0
300,000	Dealer Tire, LLC 2017 Term Loan B, 5.677%, (US0003M + 3.250%), 12/22/2021	303,930	0.1
244,347	Dynacast International LLC Term Loan B, 5.552%, (US0003M + 3.250%), 01/28/2022	246,179	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Automotive (continued)
399,625	Gates Global LLC 2017 USD Repriced Term Loan B, 5.052%, (US0003M + 2.750%), 04/01/2024	$402,348	0.1
300,000	KAR Auction Services, Inc. Term Loan B5, 4.813%, (US0003M + 2.500%), 03/09/2023	302,062	0.1
163,780	Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 03/20/2025	163,985	0.1
26,220	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.562%, (US0003M + 3.250%), 03/20/2025	26,253	0.0
242,618	NN, Inc. 2016 Term Loan B, 5.627%, (US0003M + 3.750%), 10/19/2022	244,286	0.1
148,843	Superior Industries International, Inc. 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 05/22/2024	150,703	0.0
149,250	Truck Hero, Inc. 1st Lien Term Loan, 6.223%, (US0003M + 4.000%), 04/21/2024	150,388	0.0
		2,443,700	0.6
	Building & Development: 0.4%
300,000	American Builders & Contractors Supply Co., Inc. 2017 Term Loan B, 4.377%, (US0003M + 2.500%), 10/31/2023	301,083	0.1
148,310	Capital Automotive L.P. 2017 1st Lien Term Loan, 4.380%, (US0003M + 2.500%), 03/24/2024	149,329	0.0
137,723	Clark Equipment Company 2018 Term Loan B, 4.302%, (US0003M + 2.000%), 05/18/2024	137,981	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
149,625	Core & Main LP 2017 Term Loan B, 5.116%, (US0003M + 3.000%), 08/01/2024	$150,397	0.1
180,000	Ply Gem Industries, Inc. 2018 Term Loan, (US0003M + 3.000%), 03/28/2025	179,100	0.0
150,000	Quikrete HLDGS Inc Term Loan, 4.627%, (US0003M + 2.750%), 11/15/2023	150,844	0.1
149,625	Werner Co. 2017 Term Loan, 5.882%, (US0003M + 4.000%), 07/24/2024	151,495	0.1
148,504	Wilsonart LLC 2017 Term Loan B, 5.560%, (US0003M + 3.250%), 12/19/2023	149,445	0.0
147,384	Zekelman Industries, Inc. Term Loan B, 4.999%, (US0003M + 2.750%), 06/14/2021	148,361	0.0
		1,518,035	0.4
	Business Equipment & Services: 1.6%
298,498	AlixPartners, LLP 2017 Term Loan B, 5.052%, (US0003M + 3.000%), 04/04/2024	300,177	0.1
150,000	Allflex Holdings III, Inc. New 1st Lien Term Loan, 5.138%, (US0003M + 3.250%), 07/20/2020	151,156	0.1
150,000	American Traffic Solutions, Inc. 2018 1st Lien Term Loan, 5.767%, (US0003M + 3.750%), 02/28/2025	151,500	0.1
100,000	American Traffic Solutions, Inc. 2018 2nd Lien Term Loan, 9.398%, (US0003M + 7.750%), 02/23/2026	101,625	0.0
147,188	Array Canada Inc. Term Loan B, 6.693%, (US0003M + 5.000%), 02/10/2023	148,659	0.0
149,625	Ascend Learning, LLC 2017 Term Loan B, 4.877%, (US0003M + 3.250%), 07/12/2024	150,264	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
149,250	ASP MCS Acquisition Corp. Term Loan B, 6.627%, (US0003M + 4.750%), 05/18/2024	$151,302	0.1
150,000	Big Ass Fans, LLC Term Loan, 6.552%, (US0003M + 4.250%), 05/21/2024	151,547	0.1
148,133	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.127%, (US0003M + 3.250%), 10/03/2023	149,217	0.0
149,625	GTCR Valor Companies, Inc. USD 2017 Term Loan B1, 5.127%, (US0003M + 3.250%), 06/16/2023	151,063	0.1
149,250	Colorado Buyer Inc Term Loan B, 4.780%, (US0003M + 3.000%), 05/01/2024	149,608	0.0
135,484	DG Investment Intermediate Holdings 2, Inc. 2018 1st Lien Term Loan, 5.302%, (US0003M + 3.000%), 02/03/2025	135,371	0.0
14,516	DG Investment Intermediate Holdings 2, Inc. 2018 Delayed Draw Term Loan, 1.500%, (US0003M + 3.000%), 02/03/2025	14,504	0.0
148,125	DTI Holdco, Inc. 2018 Term Loan B, 6.998%, (US0003M + 4.750%), 10/02/2023	148,218	0.0
141,917	EIG Investors Corp. 2017 Term Loan, 5.956%, (US0003M + 4.000%), 02/09/2023	143,172	0.0
150,000	Element Materials Technology Group US Holdings Inc 2017 USD Term Loan B, 5.802%, (US0003M + 3.500%), 06/28/2024	151,031	0.1
150,000	Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 5.552%, (US0003M + 3.250%), 07/19/2024	150,281	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
148,875	EVO PAYMENTS INTERNATIONAL TERM LOAN B, 5.880%, (US0003M + 4.000%), 12/22/2023	$150,503	0.0
127,506	Garda World Security Corporation 2017 Term Loan, 5.511%, (US0003M + 3.000%), 05/24/2024	129,004	0.0
150,000	GreenSky Holdings, LLC 2018 Term Loan B, 5.562%, (US0003M + 3.500%), 03/29/2025	150,938	0.0
150,000	IQOR US Inc. Term Loan B, 6.695%, (US0003M + 5.000%), 04/01/2021	150,469	0.0
244,406	KUEHG Corp.. 2017 1st Lien Term Loan, 6.052%, (US0003M + 3.750%), 08/13/2022	246,430	0.1
150,000	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 03/13/2025	151,500	0.1
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.812%, (US0003M + 7.500%), 03/13/2026	101,500	0.0
149,625	NeuStar, Inc. 2018 Term Loan B4, 5.377%, (US0003M + 3.500%), 08/08/2024	150,420	0.1
100,000	NeuStar, Inc. 2nd Lien Term Loan, 10.302%, (US0003M + 8.000%), 08/08/2025	100,812	0.0
150,000	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.358%, (US0003M + 3.500%), 12/20/2024	150,750	0.0
149,625	Peak 10, Inc. 2017 1st Lien Term Loan, 5.802%, (US0003M + 4.000%), 08/01/2024	150,242	0.0
130,213	Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 7.127%, (US0003M + 5.250%), 07/01/2019	130,782	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
150,000	PricewaterhouseCoopers LLP 2018 Term Loan, 5.562%, (US0003M + 3.750%), 03/15/2025	$150,750	0.0
150,000	Prometric Holdings, Inc. 1st Lien Term Loan, 4.770%, (US0003M + 3.000%), 01/29/2025	151,172	0.1
149,625	Red Ventures, LLC 1st Lien Term Loan, 5.877%, (US0003M + 4.000%), 11/08/2024	151,215	0.1
150,000	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.864%, (US0003M + 5.500%), 12/20/2024	148,500	0.0
245,625	Solera Holdings, Inc. USD Term Loan B, 4.627%, (US0001M + 2.750%), 03/03/2023	246,489	0.1
150,000	Spin Holdco Inc. 2017 Term Loan B, 5.083%, (US0003M + 3.750%), 11/14/2022	151,063	0.1
149,625	Staples, Inc. 2017 Term Loan B, 5.787%, (US0003M + 4.000%), 09/12/2024	148,503	0.0
149,250	SurveyMonkey Inc. 2017 Term Loan, 6.810%, (US0003M + 4.500%), 04/13/2024	149,623	0.0
149,250	Switch, Ltd. 2017 Term Loan B, 4.127%, (US0003M + 2.250%), 06/27/2024	150,299	0.0
143,574	TMK Hawk Parent Corp. 2017 1st Lien Term Loan, 5.150%, (US0003M + 3.500%), 08/28/2024	144,621	0.1
6,426	TriMark USA, LLC Delayed Draw Term Loan, 4.987%, (US0003M + 4.000%), 08/28/2024	6,473	0.0
165,000	West Corporation 2017 Term Loan, 5.877%, (US0003M + 4.000%), 10/10/2024	166,478	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
195,000	West Corporation 2018 Term Loan B1, (US0003M + 3.500%), 10/10/2024	$194,756	0.1
		6,221,987	1.6
	Cable & Satellite Television: 0.4%
300,000	CSC Holdings, LLC 2018 Term Loan B, 4.277%, (US0003M + 2.500%), 01/25/2026	300,422	0.1
248,875	Radiate Holdco, LLC 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 02/01/2024	247,771	0.1
148,129	Telesat Canada Term Loan B4, 5.310%, (US0003M + 3.000%), 11/17/2023	148,993	0.0
300,000	UPC Financing Partnership USD Term Loan AR, 4.277%, (US0003M + 2.500%), 01/15/2026	301,286	0.1
150,000	Virgin Media Bristol LLC 2017 USD Term Loan, 4.277%, (US0003M + 2.500%), 01/15/2026	150,937	0.0
247,505	WideOpenWest Finance LLC 2017 Term Loan B, 5.104%, (US0003M + 3.250%), 08/18/2023	242,168	0.1
		1,391,577	0.4
	Chemicals: 0.0%
149,625	HB Fuller - TL B 1L, 4.072%, (US0003M + 2.250%), 10/20/2024	150,573	0.0
	Chemicals & Plastics: 0.7%
84,479	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.206%, (US0003M + 3.250%), 09/13/2023	85,165	0.0
63,646	Allnex USA, Inc. USD Term Loan B3, 5.206%, (US0003M + 3.250%), 09/13/2023	64,163	0.0
149,250	Alpha 3 B.V. 2017 Term Loan B1, 5.302%, (US0003M + 3.000%), 01/31/2024	150,556	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
150,000	Avantor, Inc. 2017 1st Lien Term Loan, 5.877%, (US0003M + 4.000%), 11/21/2024	$151,750	0.1
150,000	Diamond (BC) B.V. USD Term Loan, 4.994%, (US0003M + 3.000%), 09/06/2024	150,000	0.0
242,496	Emerald Performance Materials, LLC New 1st Lien Term Loan, 5.377%, (US0001M + 3.500%), 08/01/2021	245,315	0.1
150,000	Encapsys, LLC 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 11/07/2024	151,406	0.1
57,399	Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2, 6.127%, (US0003M + 4.250%), 06/30/2022	55,462	0.0
92,727	KMG Chemicals Inc. Term Loan B, 4.627%, (US0003M + 2.750%), 06/15/2024	93,597	0.0
58,685	Kraton Polymers, LLC 2018 USD Term Loan, 4.802%, (US0003M + 2.500%), 03/05/2025	59,153	0.0
150,000	MacDermid, Inc. USD Term Loan B6, 4.877%, (US0003M + 3.000%), 06/07/2023	151,219	0.1
300,000	PQ Corporation 2018 Term Loan B, 4.291%, (US0003M + 2.500%), 02/08/2025	301,366	0.1
150,000	Prince Minerals, Inc. 2018 1st Lien Term Loan, 5.812%, (US0003M + 3.500%), 03/20/2025	151,219	0.0
300,000	Trinseo Materials Operating S.C.A. 2017 Term Loan, 4.377%, (US0003M + 2.500%), 09/06/2024	301,937	0.1
45,349	Tronox Blocked Borrower LLC Term Loan B, 5.302%, (US0003M + 3.000%), 09/22/2024	45,788	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
104,651	Tronox Finance LLC Term Loan B, 5.302%, (US0003M + 3.000%), 09/22/2024	$105,665	0.1
129,918	Univar Inc. 2017 USD Term Loan B, 4.377%, (US0003M + 2.500%), 07/01/2024	130,903	0.0
149,625	Venator Materials Corporation Term Loan B, 4.877%, (US0003M + 3.000%), 08/08/2024	150,607	0.0
		2,545,271	0.7
	Containers & Glass Products: 0.7%
150,000	Albea Beauty Holdings S.A 2018 USD Term Loan, 5.312%, (US0003M + 3.000%), 04/22/2024	150,891	0.1
244,438	Berlin Packaging LLC 2017 Term Loan B, 5.030%, (US0003M + 3.250%), 10/01/2021	245,813	0.1
149,250	BWAY Holding Company 2017 Term Loan B, 4.963%, (US0003M + 3.250%), 04/03/2024	150,167	0.0
149,625	Consolidated Container Company LLC 2017 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 05/22/2024	150,747	0.0
148,875	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.695%, (US0003M + 3.000%), 12/29/2023	149,759	0.0
144,540	Milacron LLC Amended Term Loan B, 4.377%, (US0003M + 2.500%), 09/28/2023	145,172	0.0
225,887	SIG Combibloc Group AG, 4.627%, (US0001M + 2.750%), 03/13/2022	227,460	0.1
150,000	Plastipak Packaging, Inc. Term Loan B, 4.630%, (US0003M + 2.750%), 10/14/2024	151,000	0.1
148,500	Proampac PG Borrower LLC First Lien Term Loan, 5.303%, (US0003M + 3.500%), 11/18/2023	150,047	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
496,881	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.627%, (US0003M + 3.000%), 02/05/2023	$499,987	0.1
150,000	Ring Container Technologies Group, LLC 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 10/31/2024	150,656	0.0
300,000	Tekni-Plex, Inc. 2017 USD Term Loan B1, 5.127%, (US0003M + 3.250%), 10/17/2024	301,313	0.1
175,000	Titan Acquisition Limited 2018 Term Loan B, 5.312%, (US0003M + 3.500%), 03/28/2025	174,850	0.1
13,602	TricorBraun Holdings, Inc. 1st Lien Delayed Draw Term Loan, 5.976%, (US0003M + 3.750%), 11/30/2023	13,708	0.0
135,000	TricorBraun Holdings, Inc. 1st Lien Term Loan, 6.056%, (US0003M + 3.750%), 11/30/2023	136,055	0.0
		2,797,625	0.7
	Cosmetics/Toiletries: 0.1%
300,000	Wellness Merger Sub, Inc. 1st Lien Term Loan, 7.052%, (US0003M + 4.750%), 06/30/2024	304,078	0.1
	Drugs: 0.2%
175,000	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.812%, (US0003M + 3.500%), 03/07/2025	175,474	0.1
162,437	Amneal Pharmaceuticals LLC New Term Loan, 5.377%, (US0003M + 3.500%), 11/01/2019	162,893	0.0
300,000	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.188%, (US0003M + 4.250%), 04/29/2024	300,337	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Drugs (continued)
209,173	Horizon Pharma, Inc. 2017 1st Lien Term Loan, 5.125%, (US0003M + 3.250%), 03/29/2024	$210,698	0.0
		849,402	0.2
	Ecological Services & Equipment: 0.2%
125,667	ADS Waste Holdings Inc Term Loan, 3.981%, (US0003M + 2.250%), 11/10/2023	126,199	0.0
150,000	Gopher Resource, LLC 1st Lien Term Loan, 5.478%, (US0003M + 3.250%), 03/06/2025	151,453	0.1
300,000	Wrangler Buyer Corp. Term Loan B, 4.877%, (US0003M + 3.000%), 09/27/2024	302,188	0.1
		579,840	0.2
	Electronics/Electrical: 1.5%
148,875	Aptean, Inc. 2017 1st Lien Term Loan, 6.560%, (US0003M + 4.250%), 12/20/2022	149,387	0.0
150,000	Barracuda Networks, Inc. 1st Lien Term Loan, 5.061%, (US0003M + 3.250%), 02/12/2025	150,820	0.1
149,625	BMC Software Finance, Inc. USD 2017 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 09/10/2022	150,441	0.1
222,208	Compuware Corporation Term Loan B3, 5.130%, (US0003M + 3.500%), 12/15/2021	225,194	0.1
242,192	Epicor Software Corporation 1st Lien Term Loan, 5.130%, (US0003M + 3.750%), 06/01/2022	243,537	0.1
150,000	SkillSoft Corporation 1st Lien Term Loan, 6.398%, (US0003M + 4.750%), 04/28/2021	145,462	0.0
147,714	Eze Castle Software Inc. 2017 1st Lien Term Loan, 5.037%, (US0003M + 3.000%), 04/06/2020	149,068	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
148,504	Genesys Telecom Holdings, U.S., Inc. 2018 USD Term Loan B, 5.802%, (US0003M + 3.500%), 12/01/2023	$149,606	0.0
300,000	Go Daddy Operating Company, LLC 2017 Repriced Term Loan, 4.127%, (US0003M + 2.250%), 02/15/2024	301,167	0.1
288,895	Hyland Software, Inc. 2017 1st Lien Term Loan, 5.127%, (PRIME + 3.250%), 07/01/2022	292,778	0.1
149,623	Infor (US), Inc. Term Loan B6, 4.627%, (US0003M + 2.750%), 02/01/2022	150,184	0.0
126,531	Informatica Corporation 2018 USD Term Loan, 5.127%, (US0003M + 3.250%), 08/05/2022	127,401	0.0
168,302	Kronos Incorporated 2017 Term Loan B, 4.880%, (US0003M + 3.000%), 11/01/2023	169,471	0.1
150,000	M/A-COM Technology Solutions Holdings, Inc. 2017 Add on Term Loan, 4.127%, (US0003M + 2.250%), 05/17/2024	148,156	0.0
20,637	MA FinanceCo., LLC USD Term Loan B3, 4.627%, (US0001M + 2.750%), 06/21/2024	20,439	0.0
150,000	Marketo, Inc. 2018 1st Lien Term Loan, 5.044%, (US0003M + 3.250%), 01/30/2025	149,883	0.0
379,625	McAfee, LLC 2017 USD Term Loan B, 6.377%, (US0003M + 4.500%), 09/30/2024	383,955	0.1
149,625	MH Sub I, LLC 2017 1st Lien Term Loan, 5.527%, (US0003M + 3.750%), 09/13/2024	149,953	0.0
150,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.277%, (US0003M + 7.500%), 09/15/2025	152,156	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
121,186	Quest Software US Holdings Inc. 2017 Term Loan B, 7.272%, (US0003M + 5.500%), 10/31/2022	$123,585	0.0
298,501	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.787%, (US0003M + 3.000%), 11/03/2023	297,871	0.1
149,611	Rovi Solutions Corporation Term Loan B, 4.380%, (US0003M + 2.500%), 07/02/2021	150,702	0.1
148,500	RP Crown Parent LLC Term Loan B, 4.877%, (US0003M + 3.500%), 10/12/2023	149,335	0.0
139,363	Seattle Spinco, Inc. USD Term Loan B3, 4.627%, (US0003M + 2.750%), 06/21/2024	139,398	0.0
274,313	SolarWinds Holdings, Inc. 2018 Term Loan B, 5.312%, (US0003M + 3.000%), 02/21/2024	275,873	0.1
102,664	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.812%, (US0003M + 2.500%), 02/28/2025	103,314	0.0
237,336	SS&C Technologies Inc. 2018 Term Loan B3, 4.812%, (US0003M + 2.500%), 02/28/2025	238,837	0.1
142,617	Avast Software B.V. USD 2017 Term Loan B, 5.052%, (US0003M + 2.750%), 09/30/2023	143,642	0.0
149,625	TTM Technologies, Inc. 2017 Term Loan, 4.377%, (US0003M + 2.500%), 09/28/2024	150,280	0.0
150,000	TTM Technologies, Inc. 2018 Term Loan B, 4.517%, (US0003M + 2.500%), 09/27/2024	150,656	0.1
272,531	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.802%, (US0003M + 4.500%), 01/27/2023	271,722	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
123,500	Xperi Corporation 2018 Term Loan B1, 4.377%, (US0003M + 2.500%), 12/01/2023	$124,175	0.0
		5,728,448	1.5
	Equipment Leasing: 0.0%
49,501	Brand Energy & Infrastructure Services, Inc. 2017 Term Loan, 6.001%, (US0003M + 4.250%), 06/21/2024	49,968	0.0
	Financial Intermediaries: 0.4%
138,000	Blucora, Inc. 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 05/22/2024	139,466	0.0
300,000	Duff & Phelps Corporation 2017 Term Loan B, 5.552%, (US0003M + 3.250%), 02/13/2025	301,312	0.1
89,021	Edelman Financial Group, The 2017 Term Loan B, 5.970%, (US0003M + 4.250%), 11/11/2024	90,152	0.0
150,000	FinCo I LLC 2017 Term Loan B, 4.627%, (US0003M + 2.750%), 12/27/2022	151,913	0.1
245,641	First Eagle Holdings, Inc. 2017 1st Lien Term Loan B, 5.302%, (US0003M + 3.000%), 12/01/2022	248,174	0.1
149,625	Focus Financial Partners, LLC 2018 1st Lien Term Loan, 5.052%, (US0003M + 2.750%), 07/03/2024	150,467	0.0
300,000	LPL Holdings, Inc. 2017 1st Lien Term Loan B, 4.473%, (US0003M + 2.250%), 09/23/2024	301,125	0.1
		1,382,609	0.4
	Food Products: 0.4%
149,625	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.294%, (US0003M + 3.500%), 07/07/2024	150,373	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Products (continued)
150,000	CH Guenther & Son, Incorporated 2018 Term Loan B, 5.062%, (US0003M + 2.750%), 03/31/2025	$151,008	0.0
244,275	Del Monte Foods, Inc. 1st Lien Term Loan, 5.159%, (US0003M + 3.250%), 02/18/2021	210,484	0.1
300,000	IRB Holding Corp 1st Lien Term Loan, 4.936%, (US0003M + 3.250%), 02/05/2025	303,437	0.1
300,000	JBS USA, LLC 2017 Term Loan B, 4.678%, (US0003M + 2.500%), 10/30/2022	299,475	0.1
149,250	NPC International, Inc. 1st Lien Term Loan, 5.377%, (US0003M + 3.500%), 04/19/2024	151,582	0.1
150,000	Sigma Bidco B.V. 2018 USD Term Loan B, 5.312%, (US0003M + 3.000%), 02/23/2025	150,500	0.0
		1,416,859	0.4
	Food Service: 0.4%
300,000	1011778 B.C. Unlimited Liability Company Term Loan B3, 4.294%, (US0003M + 2.250%), 02/16/2024	300,688	0.1
150,000	Fogo de Chao Churrascaria Holdings LLC 2018 Term Loan, 6.812%, (US0003M + 4.500%), 03/21/2025	150,844	0.0
299,814	Golden Nugget, Inc. 2017 Incremental Term Loan, 4.979%, (US0003M + 3.250%), 10/04/2023	302,719	0.1
150,000	K-Mac Holdings Corp 2018 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 03/07/2025	150,984	0.1
100,000	K-Mac Holdings Corp 2018 2nd Lien Term Loan, 9.062%, (US0003M + 6.750%), 03/06/2026	101,500	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Service (continued)
208,974	Manitowoc Foodservice, Inc. Term Loan B, 4.627%, (US0003M + 3.000%), 03/03/2023	$210,846	0.0
150,000	Tacala, LLC 1st Lien Term Loan, 4.914%, (US0003M + 3.250%), 01/31/2025	151,031	0.1
100,000	Tacala, LLC 2nd Lien Term Loan, 8.664%, (US0003M + 7.000%), 01/30/2026	102,250	0.0
147,750	US Foods, Inc. 2016 Term Loan B, 4.377%, (US0003M + 2.750%), 06/27/2023	148,971	0.0
		1,619,833	0.4
	Food/Drug Retailers: 0.3%
149,624	Albertsons, LLC USD 2017 Term Loan B4, 4.627%, (US0001M + 2.750%), 08/25/2021	148,170	0.1
149,624	Albertsons, LLC USD 2017 Term Loan B6, 4.956%, (US0003M + 3.000%), 06/22/2023	148,034	0.0
150,000	EG Finco Limited 2018 USD Term Loan, 6.312%, (US0003M + 4.000%), 01/19/2025	150,062	0.1
150,000	EG Group Limited 2018 USD Term Loan B, 6.017%, (US0003M + 4.000%), 01/19/2025	149,719	0.0
148,500	Moran Foods LLC Term Loan, 7.877%, (US0003M + 6.000%), 12/05/2023	129,752	0.0
150,000	Smart & Final Stores LLC 1st Lien Term Loan, 5.377%, (US0003M + 3.500%), 11/15/2022	148,375	0.0
111,937	Supervalu Inc. 2017 Delayed Draw Term Loan, 5.377%, (US0003M + 3.500%), 06/08/2024	111,195	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food/Drug Retailers (continued)
186,561	Supervalu Inc. 2017 Term Loan B, 5.377%, (US0003M + 3.500%), 06/08/2024	$185,326	0.1
		1,170,633	0.3
	Health Care: 1.7%
300,000	Acadia Healthcare Company, Inc. 2018 Term Loan B4, 4.377%, (US0003M + 2.500%), 02/16/2023	302,906	0.1
148,477	ADMI Corp. 2015 Term Loan B, 5.595%, (US0003M + 3.750%), 04/30/2022	149,158	0.0
300,000	Air Medical Group Holdings, Inc. 2017 Term Loan B2, 6.562%, (US0003M + 4.250%), 09/07/2024	303,141	0.1
147,752	Air Medical Group Holdings, Inc. 2018 Term Loan B1, 4.936%, (US0003M + 3.250%), 04/28/2022	148,548	0.0
147,516	Air Methods Corporation 2017 Term Loan B, 5.802%, (US0003M + 3.500%), 04/21/2024	148,069	0.0
147,750	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.204%, (US0003M + 3.500%), 05/10/2023	148,973	0.0
300,000	Catalent Pharma Solutions Inc. USD Term Loan B, 4.127%, (US0001M + 2.750%), 05/20/2024	301,625	0.1
300,000	Change Healthcare Holdings, Inc. 2017 Term Loan B, 4.627%, (US0001M + 2.750%), 03/01/2024	301,062	0.1
169,314	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 4.772%, (US0003M + 3.000%), 06/07/2023	170,972	0.1
149,250	Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 5.302%, (US0003M + 3.250%), 06/28/2024	149,903	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
225,000	Concentra Inc. 2018 1st Lien Term Loan, 4.530%, (US0003M + 2.750%), 06/01/2022	$225,633	0.1
300,000	Cotiviti Corporation Term Loan B, 4.560%, (US0003M + 2.500%), 09/28/2023	302,812	0.1
222,755	ExamWorks Group, Inc. 2017 Term Loan, 5.127%, (US0003M + 3.250%), 07/27/2023	224,732	0.1
149,250	Greenway Health, LLC 2017 1st Lien Term Loan, 6.550%, (US0003M + 4.250%), 02/14/2024	150,742	0.1
299,244	Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan, 3.986%, (US0003M + 2.250%), 01/31/2025	300,600	0.1
149,616	Jaguar Holding Company II 2017 Term Loan, 4.850%, (US0003M + 2.750%), 08/18/2022	150,290	0.0
132,061	MPH Acquisition Holdings LLC 2016 Term Loan B, 5.052%, (US0003M + 2.750%), 06/07/2023	132,845	0.0
230,000	NVA Holdings, Inc. Term Loan B3, 5.052%, (US0003M + 2.750%), 02/02/2025	230,719	0.1
57,291	Onex TSG Holdings II Corp. 1st Lien Term Loan, 5.877%, (US0003M + 4.000%), 07/31/2022	56,395	0.0
149,625	Parexel International Corporation Term Loan B, 4.627%, (US0003M + 2.750%), 09/27/2024	149,849	0.0
115,909	Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 4.527%, (US0003M + 2.750%), 02/14/2025	115,004	0.0
34,091	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 1.000%, (US0003M + 2.750%), 02/14/2025	33,824	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
150,000	PharMerica Corporation 1st Lien Term Loan, 5.211%, (US0003M + 3.500%), 12/06/2024	$150,844	0.1
147,750	nThrive, Inc. 2016 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 10/20/2022	148,350	0.0
149,622	Press Ganey Holdings, Inc. 2017 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 10/21/2023	150,620	0.0
222,750	Prospect Medical Holdings, Inc. 2018 Term Loan B, 7.188%, (US0003M + 5.500%), 02/22/2024	223,307	0.1
158,800	Select Medical Corporation 2017 Term Loan B, 4.466%, (US0003M + 2.750%), 03/01/2021	159,892	0.1
163,763	Sotera Health Holdings, LLC 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 05/15/2022	164,445	0.1
149,625	Surgery Center Holdings, Inc. 2017 Term Loan B, 5.130%, (US0001M + 3.250%), 09/02/2024	149,742	0.0
148,875	Team Health Holdings, Inc. 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 02/06/2024	142,920	0.0
149,250	Tecomet Inc. 2017 Repriced Term Loan, 5.283%, (US0003M + 3.750%), 05/01/2024	150,805	0.1
149,250	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.877%, (US0003M + 3.000%), 06/23/2024	150,183	0.0
245,000	U.S. Renal Care, Inc. 2015 Term Loan B, 5.943%, (US0003M + 4.250%), 12/31/2022	246,455	0.1
78,431	Vizient, Inc. 1st Lien Term Loan B, 4.398%, (US0001M + 3.500%), 02/13/2023	79,118	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
150,000	Wink Holdco, Inc 1st Lien Term Loan B, 4.664%, (US0003M + 3.000%), 12/02/2024	$149,625	0.0
		6,264,108	1.7
	Healthcare – Products: 0.0%
149,625	Albany Molecular Research, Inc. 2017 1st Lien Term Loan, 5.127%, (US0003M + 3.750%), 08/30/2024	150,186	0.0
	Home Furnishings: 0.1%
148,132	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 05/02/2022	149,439	0.0
149,625	Global Appliance Inc. Term Loan B, 5.880%, (US0003M + 4.000%), 09/29/2024	152,055	0.1
149,611	Hillman Group Inc. (The) Term Loan B, 5.802%, (US0003M + 3.500%), 06/30/2021	151,232	0.0
		452,726	0.1
	Industrial Equipment: 0.5%
131,617	Columbus McKinnon Corporation 2018 Term Loan B, 4.802%, (US0003M + 2.500%), 01/31/2024	132,357	0.0
169,019	Cortes NP Acquisition Corporation 2017 Term Loan B, 5.670%, (US0003M + 4.000%), 11/30/2023	170,388	0.1
217,062	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.302%, (US0003M + 3.000%), 12/20/2024	218,894	0.1
149,625	ExGen Renewables IV, LLC Term Loan B, 4.990%, (US0003M + 3.000%), 11/28/2024	151,682	0.1
150,000	Filtration Group Corporation 2018 1st Lien Term Loan, (US0003M + 3.000%), 03/27/2025	149,625	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial Equipment (continued)
300,000	Gardner Denver, Inc. 2017 USD Term Loan B, 5.052%, (US0003M + 2.750%), 07/30/2024	$301,854	0.1
148,125	Global Brass & Copper, Inc. 2016 Term Loan B, 5.188%, (US0003M + 3.250%), 07/18/2023	149,606	0.0
150,000	Horizon Global Corporation 2018 Term Loan B, 7.017%, (US0003M + 5.000%), 02/06/2024	151,313	0.0
179,337	Kenan Advantage Group, Inc. 2015 Term Loan, 4.877%, (US0003M + 3.000%), 07/31/2022	180,346	0.1
54,537	Kenan Advantage Group, Inc. CAD Term Loan B, 4.877%, (US0003M + 3.000%), 07/31/2022	54,843	0.0
75,267	Rexnord LLC 2017 Term Loan B, 4.111%, (US0003M + 2.250%), 08/21/2024	75,773	0.0
150,000	Robertshaw US Holding Corp 2018 1st Lien Term Loan, 5.438%, (US0003M + 3.500%), 02/19/2025	151,500	0.0
		1,888,181	0.5
	Insurance: 0.7%
198,503	Acrisure, LLC 2017 Term Loan B, 5.991%, (US0003M + 4.250%), 11/22/2023	201,852	0.1
244,365	Alliant Holdings I, Inc. 2015 Term Loan B, 5.127%, (US0003M + 3.250%), 08/12/2022	246,130	0.1
149,622	AmWINS Group, Inc. 2017 Term Loan B, 4.587%, (US0001M + 2.750%), 01/25/2024	150,623	0.0
149,625	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.552%, (US0003M + 3.250%), 09/19/2024	150,981	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
245,763	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.377%, (US0003M + 3.500%), 10/22/2024	$246,623	0.1
149,250	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.880%, (US0003M + 3.000%), 04/27/2024	149,887	0.0
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 8.627%, (US0003M + 6.750%), 04/27/2025	153,125	0.1
148,005	CH Hold Corp. 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 02/01/2024	149,161	0.0
244,292	Hub International Limited Term Loan B, 4.840%, (US0003M + 3.000%), 10/02/2020	245,819	0.1
148,500	NFP Corp. Term Loan B, 4.877%, (US0003M + 3.500%), 01/08/2024	149,075	0.0
160,000	Sedgwick Claims Management Services, Inc. 2017 1st Lien Term Loan, 4.444%, (US0003M + 2.750%), 02/26/2021	160,080	0.0
299,611	Sedgwick, Inc. 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 03/01/2021	299,761	0.1
149,625	USI, Inc. 2017 Repriced Term Loan, 5.302%, (US0003M + 3.000%), 05/16/2024	150,233	0.0
148,125	VF Holding Corp Reprice Term Loan, 5.127%, (US0003M + 3.250%), 06/30/2023	149,514	0.0
		2,602,864	0.7
	Leisure Good/Activities/Movies: 0.5%
149,612	24 Hour Fitness Worldwide, Inc. New Term Loan B, 6.052%, (US0003M + 3.750%), 05/28/2021	150,454	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
146,890	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 5.552%, (US0003M + 3.250%), 09/18/2024	$148,018	0.0
225,000	Crown Finance US, Inc. 2018 USD Term Loan, 4.377%, (US0003M + 2.500%), 02/28/2025	224,986	0.1
148,877	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 03/08/2024	150,086	0.0
150,062	Fitness International, LLC Term Loan B, 5.377%, (US0003M + 3.250%), 07/01/2020	151,600	0.1
150,000	GVC Holdings PLC 2018 USD Term Loan, 4.812%, (US0003M + 2.500%), 03/15/2024	150,234	0.0
244,403	LTF Merger Sub, Inc. 2017 Term Loan B, 4.734%, (US0003M + 2.750%), 06/10/2022	245,133	0.1
244,342	NEP / NCP Holdco, Inc. Incremental Term Loan, 4.898%, (US0003M + 3.250%), 07/21/2022	245,614	0.1
133,063	SRAM, LLC 2017 Incremental Term Loan, 5.131%, (US0003M + 3.250%), 03/15/2024	133,396	0.0
149,621	UFC Holdings, LLC 1st Lien Term Loan, 5.130%, (US0003M + 3.250%), 08/18/2023	150,627	0.1
130,000	Winnebago Industries, Inc. 2017 Term Loan, 5.547%, (US0003M + 3.500%), 11/08/2023	130,975	0.0
		1,881,123	0.5
	Lodging & Casinos: 0.7%
244,361	Amaya Holdings B.V. Repriced Term Loan B, 5.802%, (US0003M + 3.500%), 08/01/2021	245,873	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos (continued)
149,250	Belmond Interfin Ltd. Dollar Term Loan, 4.627%, (US0003M + 2.750%), 07/03/2024	$149,996	0.0
475,000	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.627%, (US0003M + 2.750%), 12/22/2024	478,774	0.1
300,000	CityCenter Holdings, LLC 2017 Term Loan B, 4.377%, (US0003M + 2.500%), 04/18/2024	301,711	0.1
150,000	Eldorado Resorts LLC 2017 Term Loan B, 4.128%, (US0003M + 2.250%), 04/17/2024	150,656	0.1
285,979	ESH Hospitality, Inc. 2017 Term Loan B, 4.127%, (US0003M + 2.250%), 08/30/2023	287,990	0.1
149,250	Everi Payments Inc. Term Loan B, 5.494%, (US0003M + 3.500%), 05/09/2024	150,509	0.0
150,000	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 4.880%, (US0003M + 3.000%), 10/20/2024	150,375	0.0
149,616	La Quinta Intermediate Holdings LLC Term Loan B, 4.470%, (US0003M + 2.750%), 04/14/2021	150,177	0.0
409,001	Scientific Games International, Inc. 2018 Term Loan B5, 4.722%, (US0003M + 2.750%), 08/14/2024	410,983	0.1
300,000	Station Casinos LLC 2016 Term Loan B, 4.380%, (US0003M + 2.500%), 06/08/2023	301,218	0.1
		2,778,262	0.7
	Oil & Gas: 0.2%
150,000	Crestwood Holdings LLC 2018 Term Loan B, 9.186%, (US0003M + 7.500%), 02/28/2023	149,625	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Oil & Gas (continued)
30,056	Lucid Energy Group II LLC 2018 1st Lien Term Loan, 4.786%, (US0003M + 3.000%), 02/17/2025	$29,963	0.0
300,000	Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 10/30/2024	300,750	0.1
29,020	MEG Energy Corp. 2017 Term Loan B, 5.810%, (US0003M + 3.500%), 12/31/2023	29,081	0.0
104,236	Southcross Energy Partners, L.P. 1st Lien Term Loan, 6.552%, (US0003M + 4.250%), 08/04/2021	102,868	0.0
61,059	Summit Midstream Partners Holdings, LLC Term Loan B, 7.877%, (US0003M + 6.000%), 05/13/2022	61,975	0.0
		674,262	0.2
	Publishing: 0.1%
1,645	McGraw-Hill Global Education Holdings, LLC 2016 Term Loan B, 5.569%, (US0003M + 4.000%), 05/04/2022	1,626	0.0
300,000	Meredith Corporation Term Loan B, 4.877%, (US0003M + 3.250%), 01/31/2025	302,146	0.1
		303,772	0.1
	Radio & Television: 0.4%
117,159	CBS Radio Inc. 2017 Term Loan B, 4.623%, (US0003M + 2.750%), 11/17/2024	117,782	0.0
148,500	A-L Parent LLC 2016 1st Lien Term Loan, 5.130%, (US0003M + 3.250%), 12/01/2023	150,171	0.0
150,000	Lions Gate Entertainment Corp. 2018 Term Loan B, 4.562%, (US0003M + 2.250%), 03/24/2025	150,867	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television (continued)
33,552	Mission Broadcasting, Inc. 2017 Term Loan B2, 4.164%, (US0003M + 2.500%), 01/17/2024	$33,703	0.0
260,619	Nexstar Broadcasting, Inc. 2017 Term Loan B2, 4.164%, (US0003M + 2.500%), 01/17/2024	261,792	0.1
420,000	Sinclair Television Group Inc. 2017 Term Loan B, 4.517%, (US0003M + 2.500%), 12/12/2024	422,675	0.1
266,325	Univision Communications Inc. Term Loan C5, 4.627%, (US0003M + 2.750%), 03/15/2024	262,538	0.1
		1,399,528	0.4
	Retailers (Except Food & Drug): 0.4%
149,625	Bass Pro Group, LLC Term Loan B, 6.877%, (US0003M + 5.000%), 09/25/2024	148,372	0.0
173,688	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 5.191%, (US0003M + 3.750%), 02/03/2024	173,767	0.1
149,609	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.377%, (US0003M + 2.500%), 08/18/2023	149,993	0.0
121,078	Jo-Ann Stores, Inc. 2016 Term Loan, 6.551%, (US0003M + 5.000%), 10/20/2023	120,548	0.0
145,425	Leslies Poolmart, Inc. 2016 Term Loan, 5.278%, (US0003M + 3.500%), 08/16/2023	146,425	0.0
215,241	Mens Wearhouse, Inc. (The) Term Loan B, 5.202%, (US0003M + 3.500%), 06/18/2021	216,082	0.1
104,986	National Vision, Inc. 2017 Repriced Term Loan, 4.627%, (US0003M + 2.750%), 11/20/2024	105,150	0.0
150,000	Party City Holdings Inc. 2018 Term Loan B, 4.487%, (US0003M + 2.750%), 08/19/2022	150,771	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Retailers (Except Food & Drug) (continued)
245,000	Petco Animal Supplies, Inc. 2017 Term Loan B, 4.772%, (US0003M + 3.000%), 01/26/2023	$180,585	0.1
150,000	Shutterfly, Inc. Term Loan B2, 4.767%, (US0003M + 2.750%), 08/17/2024	151,125	0.1
		1,542,818	0.4
	Software: 0.1%
413,299	Almonde, Inc. - Term Loan B 1st Lien, 5.484%, (US0003M + 3.500%), 06/13/2024	413,442	0.1
	Steel: 0.0%
150,000	GrafTech Finance, Inc. 2018 Term Loan B, 5.240%, (US0003M + 3.500%), 02/12/2025	150,188	0.0
	Surface Transport: 0.2%
148,875	AI Mistral Holdco Limited 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 03/09/2024	148,456	0.0
155,000	Navistar International Corporation 2017 1st Lien Term Loan B, 5.210%, (US0003M + 3.500%), 11/06/2024	156,308	0.1
187,864	OSG Bulk Ships, Inc OBS Term Loan, 6.040%, (US0003M + 4.250%), 08/05/2019	181,289	0.1
150,000	PODS, LLC Term Loan B3, 4.711%, (US0003M + 3.000%), 12/06/2024	151,187	0.0
150,000	XPO Logistics, Inc. 2018 Term Loan B, 3.920%, (US0003M + 2.000%), 02/24/2025	150,722	0.0
		787,962	0.2
	Telecommunications: 0.6%
299,250	Altice Financing SA USD 2017 1st Lien Term Loan, 4.470%, (US0003M + 2.750%), 01/31/2026	294,294	0.1
237,971	Asurion LLC 2017 Term Loan B4, 4.627%, (US0003M + 2.750%), 08/04/2022	239,631	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
190,000	Avaya, Inc. Exit Term Loan B, 6.536%, (US0003M + 4.750%), 12/15/2024	$191,682	0.1
160,000	CenturyLink, Inc. 2017 Term Loan B, 4.627%, (US0003M + 2.750%), 01/31/2025	157,750	0.1
148,318	Consolidated Communications, Inc. 2016 Term Loan B, 4.880%, (US0003M + 3.000%), 10/04/2023	146,446	0.0
149,140	Global Tel*Link Corporation 1st Lien Term Loan, 6.302%, (US0003M + 4.000%), 05/23/2020	150,134	0.0
150,000	Level 3 Financing Inc. 2017 Term Loan B, 4.111%, (US0003M + 2.250%), 02/22/2024	150,387	0.0
150,000	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 11/01/2024	151,819	0.0
300,000	Sprint Communications, Inc. 1st Lien Term Loan B, 4.438%, (US0003M + 2.500%), 02/02/2024	300,422	0.1
150,000	Syniverse Holdings, Inc. 2018 1st Lien Term Loan, 6.718%, (US0003M + 5.000%), 03/09/2023	151,992	0.0
225,000	Telenet International Finance S.a.r.l. USD Term Loan AL, 4.277%, (US0003M + 2.500%), 03/01/2026	226,366	0.1
		2,160,923	0.6
	Utilities: 0.4%
375,000	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.377%, (US0003M + 2.500%), 01/15/2025	376,507	0.1
131,783	Dynegy Inc. 2017 Term Loan C2, 4.604%, (US0003M + 2.750%), 02/07/2024	132,772	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Utilities (continued)
150,000	EFS Cogen Holdings I LLC 2016 Term Loan B, 5.560%, (US0003M + 3.500%), 06/28/2023	$151,294	0.1
138,716	Helix Gen Funding, LLC Term Loan B, 5.627%, (US0003M + 3.750%), 06/02/2024	140,238	0.0
147,074	Nautilus Power, LLC Term Loan B, 6.127%, (US0003M + 4.250%), 05/16/2024	149,372	0.0
201,536	TEX Operations Co. LLC Exit Term Loan B, 4.377%, (US0003M + 2.500%), 08/04/2023	203,148	0.1
35,714	TEX Operations Co. LLC Exit Term Loan C, 4.377%, (US0003M + 2.500%), 08/04/2023	36,000	0.0
149,622	Vistra Operations Company LLC 2016 Term Loan B2, 4.075%, (US0003M + 2.250%), 12/14/2023	150,704	0.1
		1,340,035	0.4
	Total Bank Loans (Cost $55,843,518)	56,114,982	14.8
U.S. TREASURY OBLIGATIONS: 3.8%
	U.S. Treasury Bonds: 0.1%
302,000	2.750%-3.500%, 02/15/2039-11/15/2047	289,558	0.1
	U.S. Treasury Notes: 3.7%
4,140,000	1.625%, 03/31/2019	4,119,540	1.1
1,556,000	2.250%, 02/29/2020	1,555,249	0.4
1,162,000	2.250%, 03/31/2020	1,161,377	0.3
2,918,000	2.375%, 03/15/2021	2,916,514	0.8
2,828,000	2.500%, 03/31/2023	2,818,521	0.7
1,598,000	2.625%, 02/28/2023	1,602,491	0.4
		14,173,692	3.7
	Total U.S. Treasury Obligations (Cost $14,444,962)	14,463,250	3.8

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 8.4%
CLP2,500,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	$4,162,229	1.1
CLP1,490,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	2,474,706	0.7
BRL6,058,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	1,880,168	0.5
BRL1,115,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2021	354,729	0.1
BRL7,838,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	2,479,342	0.6
BRL4,308,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2025	1,353,746	0.4
1,000,000	Brazilian Government International Bond, 6.000%, 04/07/2026	1,102,000	0.3
500,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	481,320	0.1
MXN21,900,000	Mexican Bonos, 6.500%-7.750%, 06/10/2021-05/29/2031	1,212,115	0.3
PEN509,000 (1)	Peru Government Bond, 6.150%, 08/12/2032	174,198	0.1
PEN1,188,000	Peru Government Bond, 6.900%, 08/12/2037	425,128	0.1
PEN5,285,000	Peru Government Bond, 6.950%, 08/12/2031	1,933,096	0.5
750,000 (1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	743,437	0.2
RUB10,510,000	Russian Federal Bond - OFZ, 7.000%, 01/25/2023	188,186	0.1
RUB102,540,000	Russian Federal Bond - OFZ, 7.000%, 08/16/2023	1,832,877	0.5
RUB84,770,000	Russian Federal Bond - OFZ, 7.500%, 08/18/2021	1,529,211	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
RUB185,536,000	Russian Federal Bond - OFZ, 7.600%, 07/20/2022	$3,385,848	0.9
RUB63,500,000	Russian Federal Bond - OFZ, 8.500%, 09/17/2031	1,245,936	0.3
14,242,857,000	Other Securities	4,732,002	1.2
	Total Foreign Government Bonds (Cost $31,346,961)	31,690,274	8.4
ASSET-BACKED SECURITIES: 15.1%
	Automobile Asset-Backed Securities: 0.1%
166,000	Other Securities	166,829	0.1
	Home Equity Asset-Backed Securities: 0.8%
621,673	GSAA Home Equity Trust 2006-3 A3, 2.172%, (US0001M + 0.300%), 03/25/2036	468,723	0.1
896,528	GSAA Home Equity Trust 2006-4 4A3, 3.591%, 03/25/2036	748,083	0.2
1,376,190	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	951,641	0.3
1,041,978	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.102%, (US0001M + 0.230%), 02/25/2037	949,961	0.2
		3,118,408	0.8
	Other Asset-Backed Securities: 12.7%
190,000 (1)	ALM VII R-2 Ltd. 2013- 7R2A A2R, 3.722%, (US0003M + 2.000%), 10/15/2027	190,831	0.0
140,000 (1)	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/2045	148,571	0.0
130,000 (1)	Apidos CLO XI 2012-11A BR, 3.681%, (US0003M + 1.950%), 01/17/2028	130,466	0.0
120,000 (1)	Apidos CLO XVII 2014- 17A A2R, 3.581%, (US0003M + 1.850%), 04/17/2026	120,033	0.0
200,000 (1)	Apidos CLO XVII 2014- 17A BR, 4.231%, (US0003M + 2.500%), 04/17/2026	200,087	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (1)	Ares XXIX CLO Ltd. 2014-1A BR, 4.022%, (US0003M + 2.300%), 04/17/2026	$500,177	0.1
1,350,000 (1)	ArrowMark Colorado Holdings 2017-7A C, 3.504%, (US0003M + 1.900%), 07/15/2030	1,353,402	0.4
1,250,000 (1)	Atrium CDO Corp. 12A DR, 4.545%, (US0003M + 2.800%), 04/22/2027	1,249,996	0.3
1,500,000 (1)	Atrium XIII 13A C, 3.241%, (US0003M + 1.800%), 11/21/2030	1,507,950	0.4
250,000 (1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.095%, (US0003M + 2.350%), 04/25/2026	250,173	0.1
1,500,000 (1)	Babson CLO Ltd. 2013- IIA C, 4.984%, (US0003M + 3.250%), 01/18/2025	1,500,798	0.4
250,000 (1)	Babson CLO Ltd. 2014- IA BR, 3.945%, US0003M + 2.200%), 07/20/2025	250,103	0.1
750,000 (1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA BR, 3.284%, (US0003M + 1.550%), 07/18/2027	749,100	0.2
500,000 (1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 4.134%, (US0003M + 2.400%), 07/18/2027	499,998	0.1
250,000 (1)	Blue Hill CLO Ltd. 2013- 1A C1R, 4.122%, (US0003M + 2.400%), 01/15/2026	250,033	0.1
280,000 (1)	BlueMountain CLO 2012- 2A BR, 3.785%, (US0003M + 1.900%), 11/20/2028	281,079	0.1
1,000,000 (1)	BlueMountain CLO 2013- 2A CR, 3.695%, (US0003M + 1.950%), 10/22/2030	996,343	0.3
1,000,000 (1)	BlueMountain CLO 2014- 2A DR, 4.745%, (US0003M + 3.000%), 07/20/2026	1,000,589	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
180,000 (1)	BlueMountain CLO 2014- 4A B1R, 3.834%, (US0003M + 1.850%), 11/30/2026	$180,166	0.0
160,000 (1)	BlueMountain CLO 2014- 4A CR, 4.534%, (US0003M + 2.550%), 11/30/2026	160,694	0.0
1,000,000 (1)	BlueMountain CLO 2013- 3A DR, 4.660%, (US0003M + 2.900%), 10/29/2025	1,000,503	0.3
350,000 (1)	Bristol Park CLO Ltd. 2016-1A B, 3.622%, (US0003M + 1.900%), 04/15/2029	352,230	0.1
150,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.645%, (US0003M + 1.900%), 01/20/2029	150,732	0.0
250,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.910%, (US0003M + 2.150%), 07/27/2026	250,126	0.1
250,000 (1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.407%, (US0003M + 2.350%), 06/09/2030	251,175	0.1
500,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.995%, (US0003M + 2.250%), 07/23/2030	501,043	0.1
600,000 (1)	CIFC Funding 2013-2A A3LR, 3.684%, (US0003M + 1.950%), 10/18/2030	605,025	0.1
1,000,000 (1)	CIFC Funding 2014-3A DR, 4.895%, (US0003M + 3.150%), 07/22/2026	1,000,493	0.3
250,000 (1)	CIFC Funding 2017- 2A C, 4.095%, (US0003M + 2.350%), 04/20/2030	251,706	0.1
1,400,000 (1)	CIFC Funding 2017-5A A1, 2.543%, (US0003M + 1.180%), 11/16/2030	1,410,902	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,100,000	Countrywide Asset- Backed Certificates 2005-AB2 M1, 2.577%, (US0001M + 0.705%), 09/25/2035	$1,050,075	0.3
1,094,500 (1)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,108,245	0.3
280,000 (1)	Dryden 33 Senior Loan Fund 2014-33A BR, 3.572%, (US0003M + 1.850%), 10/15/2028	281,223	0.1
250,000 (1)	Dryden Senior Loan Fund 2014-34A CR, 3.872%, (US0003M + 2.150%), 10/15/2026	250,886	0.1
250,000 (1)	Dryden Senior Loan Fund 2017-47A C, 3.922%, (US0003M + 2.200%), 04/15/2028	251,809	0.1
600,000 (1)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.570%, (US0003M + 1.850%), 10/15/2027	601,011	0.1
1,150,000 (1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 4.720%, (US0003M + 3.000%), 10/15/2027	1,153,050	0.3
250,000 (1)	Flatiron CLO Ltd. 2013-1A A2R, 3.381%, (US0003M + 1.650%), 01/17/2026	250,037	0.0
250,000 (1)	Flatiron CLO Ltd. 2013-1A BR, 4.081%, (US0003M + 2.350%), 01/17/2026	250,082	0.1
550,000 (1)	Gilbert Park CLO Ltd. 2017-1A C, 3.315%, (US0003M + 1.950%), 10/15/2030	551,652	0.1
100,000 (1)	Invitation Homes Trust 2014-SFR2 E, 4.958%, (US0001M + 3.150%), 06/17/2032	100,338	0.0
250,000 (1)	Jay Park CLO Ltd. 2016- 1A B, 4.145%, (US0003M + 2.400%), 10/20/2027	251,129	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	Madison Park Funding XIII Ltd. 2014-13A CR, 3.889%, (US0003M + 2.150%), 01/19/2025	$250,128	0.1
1,700,000 (1)	Neuberger Berman Loan Advisers CLO 2017-26A C, 3.142%, (US0003M + 1.750%), 10/18/2030	1,700,741	0.4
700,000 (1)	Ocean Trails CLO IV 2013-4A DR, 4.820%, (US0003M + 3.000%), 08/13/2025	700,869	0.2
600,000 (1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 3.251%, (US0003M + 1.850%), 01/20/2031	599,986	0.1
250,000 (1)	Octagon Investment Partners XIX Ltd. 2014- 1A CR, 3.822%, (US0003M + 2.100%), 04/15/2026	250,022	0.1
500,000 (1)	Octagon Investment Partners XVI Ltd. 2013- 1A D, 5.081%, (US0003M + 3.350%), 07/17/2025	500,215	0.1
1,545,000 (1)	OHA Credit Partners IX Ltd 2013-9A DR, 5.045%, (US0003M + 3.300%), 10/20/2025	1,546,191	0.4
1,500,000 (1)	OHA Credit Partners XIV Ltd. 2017-14A C, 3.383%, (US0003M + 1.800%), 01/21/2030	1,493,316	0.4
1,080,000 (1)	OHA Loan Funding Ltd. 2015-1A BR, 3.639%, (US0003M + 1.800%), 08/15/2029	1,083,395	0.3
340,000 (1)	OHA Loan Funding Ltd. 2016-1A B1, 3.545%, (US0003M + 1.800%), 01/20/2028	341,381	0.1
300,000 (1)	Palmer Square CLO 2013-2A BR Ltd., 3.981%, (US0003M + 2.250%), 10/17/2027	301,131	0.1
500,000 (1)	Palmer Square CLO 2015-1A BR Ltd., 4.442%, (US0003M + 2.550%), 05/21/2029	503,654	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
300,000 (1)		Palmer Square CLO 2015-2A BR Ltd., 4.145%, (US0003M + 2.400%), 07/20/2030	$302,552	0.1
685,000 (1)		Palmer Square Loan Funding 2017-1A D Ltd., 6.572%, (US0003M + 4.850%), 10/15/2025	675,061	0.2
1,000,000 (1)		Palmer Square Loan Funding 2018-1A D Ltd., 6.173%, (US0003M + 3.950%), 04/15/2026	999,977	0.3
1,000,000 (1)		Palmer Square Loan Funding 2018-1A E Ltd., 8.123%, (US0003M + 5.900%), 04/15/2026	999,960	0.2
1,500,000	(1)(10)	Palmer Square Loan Funding 2018-2A C Ltd., 4.310%, (US0003M + 1.950%), 07/15/2026	1,500,000	0.4
400,000 (1)		Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	402,393	0.1
531,000 (1)		Recette CLO Ltd. 2015- 1A CR, 3.445%, (US0003M + 1.700%), 10/20/2027	531,237	0.1
670,000 (1)		Recette CLO Ltd. 2015- 1A DR, 4.495%, (US0003M + 2.750%), 10/20/2027	670,050	0.2
800,000 (1)		Shackleton 2014-5A D CLO Ltd., 5.194%, (US0003M + 3.400%), 05/07/2026	800,106	0.2
120,000 (1)		Symphony CLO Ltd. 2016-18A B, 3.545%, (US0003M + 1.800%), 01/23/2028	120,621	0.0
1,000,000 (1)		TCI-Flatiron Clo 2017- 1A C Ltd., 3.477%, (US0003M + 1.850%), 11/17/2030	999,946	0.3
250,000 (1)		Thacher Park CLO Ltd. 2014-1A CR, 3.945%, (US0003M + 2.200%), 10/20/2026	250,103	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (1)	THL Credit Wind River 2013-2A CR CLO Ltd., 3.734%, (US0003M + 2.000%), 10/18/2030	$501,513	0.1
350,000 (1)	THL Credit Wind River 2017-1A C CLO Ltd., 4.034%, (US0003M + 2.300%), 04/18/2029	352,366	0.1
300,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 2.975%, (US0003M + 1.230%), 07/20/2030	301,793	0.1
1,350,000 (1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.635%, (US0003M + 1.750%), 11/20/2030	1,350,189	0.4
2,000,000 (1)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	2,024,943	0.5
600,000 (1)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	569,709	0.2
2,000,000 (1)	West CLO 2014-2A BR Ltd., 3.472%, (US0003M + 1.750%), 01/16/2027	2,000,026	0.5
		48,017,635	12.7
	Student Loan Asset-Backed Securities: 1.5%
745,490 (1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	698,018	0.2
1,000,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	972,263	0.3
1,000,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	948,220	0.2
1,000,000 (1)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,000,047	0.3
1,000,000 (1)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	991,259	0.3
1,000,000 (1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	989,157	0.2
		5,598,964	1.5
	Total Asset-Backed Securities (Cost $56,676,620)	56,901,836	15.1

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 19.0%
5,320,000 (1)		BANK 2017-BNK4 E, 3.357%, 05/15/2050	$3,535,131	0.9
5,320,000	(1)(6)	BANK 2017-BNK4 XE, 1.473%, 05/15/2050	544,954	0.1
1,600,000 (1)		BANK 2017-BNK6 E, 2.656%, 07/15/2060	936,340	0.3
1,000,000 (1)		BAMLL RE-Remic Trust 2014-FRR8 A, 2.213%, 11/26/2047	828,321	0.2
2,670,000 (1)		BAMLL Re-REMIC Trust 2016-FRR13 B, 1.990%, 08/27/2045	2,205,769	0.6
1,458,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 F, 5.760%, 04/12/2038	1,508,893	0.4
500,000 (1)		BXMT 2017-FL1 C Ltd., 3.736%, (US0001M + 1.950%), 06/15/2035	504,413	0.1
1,500,000 (1)		BXMT 2017-FL1 D Ltd., 4.486%, (US0001M + 2.700%), 06/15/2035	1,514,659	0.4
8,303,961 (6)		CD 2016-CD1 Mortgage Trust XA, 1.434%, 08/10/2049	723,734	0.2
14,660,000	(1)(6)	CD 2016-CD1 Mortgage Trust XB, 0.683%, 08/10/2049	752,564	0.2
1,000,000 (1)		Citigroup Commercial Mortgage Trust 2013- GC17 D, 5.103%, 11/10/2046	946,982	0.2
980,000 (1)		Citigroup Commercial Mortgage Trust 2018- TBR E, 4.577%, (US0001M + 2.800%), 12/15/2036	984,542	0.3
4,132,513 (6)		COMM 2012-CR1 XA, 1.876%, 05/15/2045	256,078	0.1
11,644,540 (6)		COMM 2012-CR3 XA, 1.883%, 10/15/2045	810,553	0.2
994,561 (6)		COMM 2012-CR4 XA, 1.794%, 10/15/2045	58,992	0.0
7,432,267	(1)(6)	COMM 2012-LTRT XA, 0.995%, 10/05/2030	250,045	0.1
6,254,964 (6)		COMM 2014-UBS3 XA, 1.294%, 06/10/2047	312,360	0.1
7,177,394 (6)		COMM 2016-COR1 XA, 1.478%, 10/10/2049	622,358	0.1
2,853,901 (6)		COMM 2016-CR28 XA, 0.541%, 02/10/2049	111,936	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000	COMM 2017-COR2 C, 4.563%, 09/10/2050	$1,008,854	0.3
21,626,006 (6)	COMM 2017-COR2 XA, 1.184%, 09/10/2050	1,865,632	0.5
2,962,000 (1)	Core Industrial Trust 2015-TEXW E, 3.849%, 02/10/2034	2,928,771	0.8
8,288 (1)	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/2036	8,396	0.0
13,168,701 (6)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.902%, 09/15/2050	652,187	0.2
3,170,000 (1)	DBJPM 16-C3 F Mortgage Trust, 4.244%, 09/10/2049	2,162,000	0.6
3,560,000 (1)	DBJPM 16-C3 G Mortgage Trust, 4.244%, 09/10/2049	1,676,571	0.4
6,668,045 (6)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.374%, 02/25/2020	617,290	0.2
13,450,000 (6)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.578%, 12/25/2043	824,617	0.2
17,047,968 (6)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.206%, 02/25/2042	1,563,805	0.4
23,882,837 (6)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X1, 1.521%, 10/25/2021	1,038,930	0.3
19,240,000 (6)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.578%, 11/25/2041	1,604,527	0.4
10,470,000 (6)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.792%, 12/25/2041	870,996	0.2
2,052,779 (6)	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.973%, 08/25/2018	5,904	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
48,321,960 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K709 X3, 1.701%, 04/25/2045	$799,376	0.2
8,937,711 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.018%, 02/25/2041	504,030	0.1
716,864	(1)(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	2,072	0.0
2,500,000 (1)		FREMF Mortgage Trust 2012-K706 P, 4.428%, 11/25/2044	2,479,787	0.7
203,197,429	(1)(6)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	460,262	0.1
1,010,000 (1)		GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	830,984	0.2
8,490,000	(1)(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012- LC9 XB, 0.328%, 12/15/2047	122,653	0.0
140,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004- CIBC9 E, 5.346%, 06/12/2041	139,927	0.0
500,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.541%, 07/15/2046	523,894	0.1
5,971,745 (6)		JP Morgan Chase Commercial Mortgage Securities Trust 2012- CIBX XA, 1.653%, 06/15/2045	257,609	0.1
1,000,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	772,032	0.2
1,000,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.053%, 01/15/2046	944,557	0.3
1,740,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	1,331,006	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
34,109,990 (6)		JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.093%, 07/15/2047	$1,242,439	0.3
1,000,000 (1)		JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.081%, 11/15/2045	972,103	0.3
486,024 (1)		JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/2047	481,409	0.1
21,680,094 (6)		JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 0.917%, 10/15/2050	1,421,306	0.4
2,345		LB-UBS Commercial Mortgage Trust 2005- C3 D, 4.954%, 07/15/2040	2,354	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005- C3 F, 5.013%, 07/15/2040	981,215	0.3
760,000 (1)		LB-UBS Commercial Mortgage Trust 2005- C5 G, 5.350%, 09/15/2040	773,501	0.2
25,108,764	(1)(6)	LCCM 2017-LC26 XA, 1.485%, 07/12/2050	2,471,908	0.7
2,352,405	(1)(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.233%, 03/10/2050	114,688	0.0
990,960 (1)		Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/2041	993,218	0.3
13,779,216 (6)		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 1.083%, 11/15/2046	587,055	0.1
14,572,279 (6)		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.120%, 12/15/2047	654,256	0.2
1,660,000 (1)		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 E, 4.891%, 04/15/2047	1,400,361	0.4
1,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.462%, 02/15/2048	978,178	0.3
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
15,917,742 (6)		Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.832%, 11/15/2052	$940,161	0.2
270,000 (1)		Morgan Stanley Capital I Trust 2011-C1 D, 5.427%, 09/15/2047	281,202	0.1
3,519,000 (1)		PFP 2017-4 E Ltd., 6.627%, (US0001M + 4.850%), 07/14/2035	3,643,379	1.0
1,000,000 (1)		UBS Commercial Mortgage Trust 2017-C5, 4.322%, 11/15/2050	918,498	0.2
226,304 (1)		Velocity Commercial Capital Loan Trust 2014-1 A, 3.621%, (US0001M + 2.000%), 09/25/2044	226,304	0.1
1,600,000 (1)		Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	1,026,112	0.3
1,120,000 (1)		Wells Fargo Commercial Mortgage Trust 2017-C40 D, 2.700%, 10/15/2050	833,863	0.2
21,117,940 (6)		Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.998%, 10/15/2050	1,416,232	0.4
2,500,000 (1)		Wells Fargo Commercial Mortgage Trust 2018-BXI E, 3.933%, (US0001M + 2.157%), 12/15/2036	2,498,847	0.6
1,060,000	(1)(7)(8)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	1,017,917	0.3
411,503	(1)(6)	WFRBS Commercial Mortgage Trust 2012- C8 XA, 1.849%, 08/15/2045	25,793	0.0
3,399,026	(1)(6)	WFRBS Commercial Mortgage Trust 2012- C9 XA, 1.910%, 11/15/2045	239,518	0.1
760,000 (1)		WFRBS Commercial Mortgage Trust 2013- C11 F, 4.272%, 03/15/2045	583,258	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,200,000 (1)		WFRBS Commercial Mortgage Trust 2013- C11 G, 4.272%, 03/15/2045	$462,531	0.1
6,018,702	(1)(6)	WFRBS Commercial Mortgage Trust 2013- C12 XA, 1.279%, 03/15/2048	291,117	0.1
929,877		Other Securities	933,533	0.2
		Total Commercial Mortgage-Backed Securities (Cost $71,823,585)	71,817,549	19.0
		Total Long-Term Investments (Cost $323,738,431)	326,014,194	86.3
SHORT-TERM INVESTMENTS: 14.4%
		Securities Lending Collateral(11): 0.8%
169,609		Bank of Montreal, Repurchase Agreement dated 03/29/18, 1.76%, due 04/02/18 (Repurchase Amount $169,642, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $173,001, due 04/26/18-09/09/49)	169,609	0.0
1,000,000		Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $1,000,198, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,020,000, due 04/30/18-12/01/51)	1,000,000	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(11) (continued)
1,000,000	Jefferies LLC, Repurchase Agreement dated 03/29/18, 1.84%, due 04/02/18 (Repurchase Amount $1,000,202, collateralized by various U.S. Government Agency Obligations, 2.500%- 6.000%, Market Value plus accrued interest $1,020,008, due 03/01/37-06/15/60)	$1,000,000	0.3
1,000,000	Nomura Securities, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $1,000,199, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.500%, Market Value plus accrued interest $1,020,000, due 04/02/18-02/20/68)	1,000,000	0.3
		3,169,609	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 13.6%
51,373,486 (12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550% (Cost $51,373,486)	51,373,486	13.6
	Total Short-Term Investments (Cost $54,543,095)	54,543,095	14.4
	Total Investments in Securities (Cost $378,281,526)	$380,557,289	100.7
	Liabilities in Excess of Other Assets	(2,676,427)	(0.7)
	Net Assets	$377,880,862	100.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2018.

(8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(10)
Settlement is on a when-issued or delayed-delivery basis.

(11)
Represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of March 31, 2018.

ARS
Argentine Peso

BRL
Brazilian Real

CLP
Chilean Peso

EUR
EU Euro

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

RUB
Russian Ruble

TRY
Turkish New Lira

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

PRIME
Federal Reserve Bank Prime Loan Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$46,753,341	$—	$46,753,341
Collateralized Mortgage Obligations	—	48,262,769	—	48,262,769
U.S. Treasury Obligations	—	14,463,250	—	14,463,250
U.S. Government Agency Obligations	—	10,193	—	10,193
Commercial Mortgage-Backed Securities	—	71,817,549	—	71,817,549
Bank Loans	—	56,114,982	—	56,114,982
Asset-Backed Securities	—	56,901,836	—	56,901,836
Foreign Government Bonds	—	31,690,274	—	31,690,274
Short-Term Investments	51,373,486	3,169,609	—	54,543,095
Total Investments, at fair value	$51,373,486	$329,183,803	$—	$380,557,289

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Other Financial Instruments+
Centrally Cleared Swaps	—	250,015	—	250,015
Forward Foreign Currency Contracts	—	1,118,462	—	1,118,462
Forward premium swaptions	—	43,800	—	43,800
Futures	233,657	—	—	233,657
Total Assets	$51,607,143	$330,596,080	$—	$382,203,223
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(668,009)	$—	$(668,009)
Forward Foreign Currency Contracts	—	(1,032,539)	—	(1,032,539)
Futures	(1,049,196)	—	—	(1,049,196)
Total Liabilities	$(1,049,196)	$(1,700,548)	$—	$(2,749,744)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2018, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK 29,229,209	USD 3,732,000	Barclays Bank PLC	04/20/18	$(1,282)
USD 1,211,000	GBP 854,582	Barclays Bank PLC	04/20/18	11,156
CAD 4,663,795	USD 3,622,000	Barclays Bank PLC	04/20/18	(830)
CAD 4,918,142	USD 3,811,000	Barclays Bank PLC	04/20/18	7,656
USD 2,881,000	AUD 3,683,193	Barclays Bank PLC	04/20/18	52,102
NOK 7,949,399	USD 1,036,000	Barclays Bank PLC	04/20/18	(21,365)
NOK 3,018,550	USD 392,000	Barclays Bank PLC	04/20/18	(6,722)
JPY 118,893,320	USD 1,120,000	Barclays Bank PLC	04/20/18	(1,439)
USD 1,258,000	GBP 893,079	Barclays Bank PLC	04/20/18	4,105
AUD 1,116,667	USD 863,000	Barclays Bank PLC	04/20/18	(5,338)
NOK 3,023,947	USD 384,000	Barclays Bank PLC	04/20/18	1,966
USD 2,183,000	GBP 1,554,794	Barclays Bank PLC	04/20/18	49
USD 4,443,000	EUR 3,603,040	Barclays Bank PLC	04/20/18	4,276
GBP 1,166,444	USD 1,641,000	Barclays Bank PLC	04/20/18	(3,297)
NOK 22,924,135	USD 2,961,000	Barclays Bank PLC	04/20/18	(35,041)
GBP 5,482,680	USD 7,746,000	Barclays Bank PLC	04/20/18	(48,245)
AUD 728,838	USD 565,000	Barclays Bank PLC	04/20/18	(5,212)
USD 1,028,000	NOK 7,924,896	Barclays Bank PLC	04/20/18	16,493
USD 5,336,000	EUR 4,342,768	Barclays Bank PLC	04/20/18	(14,024)
SEK 10,080,408	USD 1,209,000	Barclays Bank PLC	04/20/18	(260)
USD 1,656,000	GBP 1,180,552	Barclays Bank PLC	04/20/18	(1,510)
USD 2,059,000	SEK 16,763,221	Barclays Bank PLC	04/20/18	48,925
JPY 114,898,359	USD 1,082,000	Barclays Bank PLC	04/20/18	(1,024)
USD 910,000	GBP 651,897	Barclays Bank PLC	04/20/18	(5,273)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,498,000	EUR 1,213,606	Barclays Bank PLC	04/20/18	2,912
USD 1,491,000	EUR 1,210,327	Barclays Bank PLC	04/20/18	(48)
SEK 8,809,056	USD 1,073,000	Barclays Bank PLC	04/20/18	(16,708)
GBP 1,493,283	USD 2,066,000	Barclays Bank PLC	04/20/18	30,589
JPY 183,567,997	USD 1,747,147	Barclays Bank PLC	04/20/18	(20,119)
RUB 14,147,657	USD 246,252	Barclays Bank PLC	04/20/18	144
GBP 2,447,749	USD 3,377,535	Barclays Bank PLC	04/20/18	59,136
HUF 2,125,594	USD 8,405	Barclays Bank PLC	04/20/18	(24)
SEK 8,781,259	USD 1,066,517	Barclays Bank PLC	04/20/18	(13,558)
USD 6,000,146	EUR 4,857,458	Barclays Bank PLC	04/20/18	16,056
USD 527,000	GBP 376,430	Barclays Bank PLC	04/20/18	(1,512)
HUF 76,841,224	USD 311,558	Barclays Bank PLC	04/20/18	(8,547)
USD 300,385	HUF 77,039,598	Barclays Bank PLC	04/20/18	(3,408)
USD 11,977	TRY 47,067	Barclays Bank PLC	04/20/18	108
ZAR 79,273	USD 6,344	Barclays Bank PLC	04/20/18	336
USD 233,534	RUB 13,439,277	Barclays Bank PLC	04/20/18	(525)
USD 4,169,621	CLP 2,511,779,988	Barclays Bank PLC	05/18/18	10,134
USD 1,235,848	CLP 741,014,631	Barclays Bank PLC	05/18/18	8,734
COP 68,146	USD 24	Barclays Bank PLC	05/18/18	1
USD 1,189,106	MXN 22,748,905	Barclays Bank PLC	05/18/18	(53,344)
MXN 813,748	USD 42,458	Barclays Bank PLC	05/18/18	1,985
USD 1,145,651	IDR 15,989,851,302	Barclays Bank PLC	07/13/18	(9,840)
ARS 9,643,641	USD 461,750	BNP Paribas	05/18/18	6,009
USD 1,024,000	NOK 7,893,100	Citibank N.A.	04/20/18	16,551
NOK 8,183,257	USD 1,063,000	Citibank N.A.	04/20/18	(18,517)
USD 2,537,000	NZD 3,462,103	Citibank N.A.	04/20/18	35,041
USD 874,000	CHF 828,455	Citibank N.A.	04/20/18	6,205
EUR 3,654,599	USD 4,536,000	Citibank N.A.	04/20/18	(33,759)
USD 3,133,000	NZD 4,271,201	Citibank N.A.	04/20/18	46,330
EUR 1,984,329	USD 2,467,000	Citibank N.A.	04/20/18	(22,428)
USD 4,082,000	NZD 5,595,532	Citibank N.A.	04/20/18	38,274
EUR 3,662,813	USD 4,534,000	Citibank N.A.	04/20/18	(21,639)
GBP 754,091	USD 1,051,000	Citibank N.A.	04/20/18	7,754
USD 1,525,000	AUD 1,935,843	Citibank N.A.	04/20/18	38,165
AUD 3,409,880	USD 2,675,000	Citibank N.A.	04/20/18	(56,022)
USD 7,716	HUF 1,942,556	Citibank N.A.	04/20/18	56
USD 1,712,000	EUR 1,386,115	Citibank N.A.	04/20/18	4,392
NOK 18,346,151	USD 2,364,000	Citibank N.A.	04/20/18	(22,359)
USD 1,888,000	GBP 1,360,315	Citibank N.A.	04/20/18	(21,900)
USD 1,251,000	AUD 1,608,285	Citibank N.A.	04/20/18	15,747
JPY 106,730,214	USD 1,015,000	Citibank N.A.	04/20/18	(10,871)
USD 1,034,000	EUR 830,493	Citibank N.A.	04/20/18	10,883
USD 1,426,000	NZD 1,957,119	Citibank N.A.	04/20/18	11,648
USD 4,264	PLN 14,562	Citibank N.A.	04/20/18	9
USD 6,857,235	RUB 397,394,609	Citibank N.A.	04/20/18	(63,791)
USD 192,756	TRY 744,747	Citibank N.A.	04/20/18	4,951
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 12,911	ZAR 162,205	Citibank N.A.	04/20/18	(757)
USD 2,582,213	PEN 8,430,408	Citibank N.A.	05/18/18	(26,973)
USD 21,244	MXN 401,522	Citibank N.A.	05/18/18	(685)
JPY 149,564,804	USD 1,407,000	Deutsche Bank AG	04/20/18	122
USD 6,679,000	EUR 5,421,293	Deutsche Bank AG	04/20/18	300
EUR 5,280,263	USD 6,521,378	Deutsche Bank AG	04/20/18	(16,418)
USD 373,000	EUR 302,752	Deutsche Bank AG	04/20/18	28
CAD 1,511,461	USD 1,175,000	Deutsche Bank AG	04/20/18	(1,437)
USD 1,383,000	CHF 1,320,498	Deutsche Bank AG	04/20/18	(203)
USD 1,980,000	SEK 16,319,008	Deutsche Bank AG	04/20/18	23,191
USD 2,424,000	AUD 3,144,006	Deutsche Bank AG	04/20/18	9,228
JPY 216,637,440	USD 2,048,000	Deutsche Bank AG	04/20/18	(9,851)
NZD 3,710,593	USD 2,681,000	Deutsche Bank AG	04/20/18	536
USD 1,194,000	CHF 1,113,769	Deutsche Bank AG	04/20/18	27,343
USD 2,919,000	EUR 2,360,169	Deutsche Bank AG	04/20/18	11,417
USD 1,285,000	JPY 134,589,230	Goldman Sachs International	04/20/18	18,770
CAD 4,727,340	USD 3,673,000	Goldman Sachs International	04/20/18	(2,491)
PLN 4,924	USD 1,419	HSBC Bank USA N.A.	04/20/18	20
USD 2,122,000	AUD 2,748,831	JPMorgan Chase Bank N.A.	04/20/18	10,744
USD 433,000	CAD 555,993	JPMorgan Chase Bank N.A.	04/20/18	1,303
CHF 1,022,347	USD 1,078,000	JPMorgan Chase Bank N.A.	04/20/18	(7,106)
USD 1,496,000	AUD 1,898,070	JPMorgan Chase Bank N.A.	04/20/18	38,176
CAD 3,011,193	USD 2,305,000	JPMorgan Chase Bank N.A.	04/20/18	33,019
CAD 695,628	USD 533,000	JPMorgan Chase Bank N.A.	04/20/18	7,115
AUD 2,682,531	USD 2,063,000	JPMorgan Chase Bank N.A.	04/20/18	(2,667)
USD 2,355,000	EUR 1,901,349	JPMorgan Chase Bank N.A.	04/20/18	12,654
CAD 2,221,898	USD 1,698,000	JPMorgan Chase Bank N.A.	04/20/18	27,177
CHF 946,097	USD 996,000	JPMorgan Chase Bank N.A.	04/20/18	(4,977)
JPY 182,464,270	USD 1,723,000	JPMorgan Chase Bank N.A.	04/20/18	(6,356)
AUD 1,921,977	USD 1,499,000	JPMorgan Chase Bank N.A.	04/20/18	(22,814)
CAD 1,007,571	USD 772,000	JPMorgan Chase Bank N.A.	04/20/18	10,322
USD 3,512,572	CHF 3,276,307	JPMorgan Chase Bank N.A.	04/20/18	80,688
USD 1,956,000	CAD 2,530,893	JPMorgan Chase Bank N.A.	04/20/18	(9,094)
USD 1,016,000	CHF 962,497	JPMorgan Chase Bank N.A.	04/20/18	7,798
USD 1,285,653	RUB 73,462,515	JPMorgan Chase Bank N.A.	04/20/18	6,230
USD 4,152,000	NOK 32,510,861	JPMorgan Chase Bank N.A.	04/20/18	2,423
USD 78,768	RUB 4,466,539	JPMorgan Chase Bank N.A.	04/20/18	978
TRY 1,790	USD 465	JPMorgan Chase Bank N.A.	04/20/18	(14)
CHF 587,061	USD 620,000	JPMorgan Chase Bank N.A.	04/20/18	(5,061)
AUD 7,217,114	USD 5,603,000	JPMorgan Chase Bank N.A.	04/20/18	(59,853)
USD 7,662,053	CAD 9,863,267	JPMorgan Chase Bank N.A.	04/20/18	3,790
USD 5,272,707	NZD 7,287,853	JPMorgan Chase Bank N.A.	04/20/18	5,991
USD 1,235,642	CLP 741,014,631	JPMorgan Chase Bank N.A.	05/18/18	8,528
USD 464,978	ARS 9,643,641	JPMorgan Chase Bank N.A.	05/18/18	(2,781)
USD 4,361,565	BRL 14,316,401	JPMorgan Chase Bank N.A.	05/18/18	41,223
NZD 7,979,872	USD 5,766,000	Morgan Stanley	04/20/18	(5,627)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD 2,374,967	USD 1,711,000	Morgan Stanley	04/20/18	5,319
USD 4,142,000	AUD 5,392,276	Morgan Stanley	04/20/18	431
USD 1,245,000	CHF 1,190,818	Morgan Stanley	04/20/18	(2,365)
USD 919,000	AUD 1,188,037	Morgan Stanley	04/20/18	6,521
NOK 17,089,507	USD 2,210,000	Morgan Stanley	04/20/18	(28,753)
NZD 3,160,890	USD 2,283,000	Morgan Stanley	04/20/18	1,281
USD 376,000	CHF 355,185	Morgan Stanley	04/20/18	3,948
USD 1,101,000	GBP 777,300	Morgan Stanley	04/20/18	9,661
JPY 73,264,732	USD 695,000	Morgan Stanley	04/20/18	(5,717)
NZD 4,139,180	USD 2,986,000	Morgan Stanley	04/20/18	5,263
CHF 2,655,522	USD 2,799,000	Morgan Stanley	04/20/18	(17,378)
NZD 2,457,272	USD 1,767,000	Morgan Stanley	04/20/18	8,798
USD 450,000	SEK 3,683,090	Morgan Stanley	04/20/18	8,361
USD 4,463,000	EUR 3,616,267	Morgan Stanley	04/20/18	7,981
USD 1,680,000	CAD 2,169,787	Morgan Stanley	04/20/18	(4,716)
AUD 4,212,988	USD 3,262,167	Morgan Stanley	04/20/18	(26,357)
USD 977,000	NOK 7,536,787	Morgan Stanley	04/20/18	15,030
NZD 3,040,339	USD 2,206,000	Morgan Stanley	04/20/18	(8,837)
USD 1,209,000	SEK 9,904,930	Morgan Stanley	04/20/18	21,302
USD 1,321,000	SEK 10,787,595	Morgan Stanley	04/20/18	27,462
NOK 8,094,239	USD 1,050,000	Morgan Stanley	04/20/18	(16,879)
GBP 522,858	USD 732,000	Morgan Stanley	04/20/18	2,100
CAD 4,028,449	USD 3,139,000	Morgan Stanley	04/20/18	(11,140)
NZD 959,136	USD 696,000	Morgan Stanley	04/20/18	(2,861)
NZD 1,899,167	USD 1,372,000	Morgan Stanley	04/20/18	472
EUR 5,588,729	USD 6,903,000	Morgan Stanley	04/20/18	(18,029)
NOK 12,186,728	USD 1,560,590	Morgan Stanley	04/20/18	(5,117)
USD 6,000,000	GBP 4,343,460	Morgan Stanley	04/20/18	(98,275)
USD 11,349,000	EUR 9,174,139	Morgan Stanley	04/20/18	47,024
USD 2,660,000	JPY 283,449,813	Morgan Stanley	04/20/18	(6,727)
SEK 9,788,919	USD 1,190,000	Morgan Stanley	04/20/18	(16,213)
USD 141,928	BRL 465,283	Morgan Stanley	05/18/18	1,517
USD 1,734,748	BRL 5,661,595	Standard Chartered Bank	05/18/18	26,217
NOK 15,620,682	USD 2,022,000	The Bank of New York Mellon	04/20/18	(28,229)
USD 1,248,000	CHF 1,180,176	The Bank of New York Mellon	04/20/18	11,782
				$85,923

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

At March 31, 2018, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	440	06/29/18	$93,548,126	$316
U.S. Treasury 5-Year Note	189	06/29/18	21,633,117	58,512
U.S. Treasury Ultra Long Bond	31	06/20/18	4,974,531	174,829
			$120,155,774	$233,657
Short Contracts
U.S. Treasury 10-Year Note	(411)	06/20/18	(49,788,797)	(409,376)
U.S. Treasury Long Bond	(17)	06/20/18	(2,492,625)	(60,728)
U.S. Treasury Ultra 10-Year Note	(313)	06/20/18	(40,645,984)	(579,092)
			$(92,927,406)	$(1,049,196)

At March 31, 2018, the following centrally cleared credit default swaps were outstanding for Voya Strategic Income Opportunities Fund:
Centrally Cleared Credit Default Swaps on Credit Indices – Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Index, Series 29, Version 1	Buy	(5.000)	06/20/23	EUR 16,790,000	$(2,096,090)	$(90,025)
					$(2,096,090)	$(90,025)

Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc.	Buy	(1.000)	06/20/23	USD 3,500,000	(54,597)	(3,340)
					(54,597)	$(3,340)

Centrally Cleared Credit Default Swaps on Credit Indices – Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 30, Version 1	Sell	5.000	06/20/23	USD 57,619,000	3,476,039	233,281
					3,476,039	$233,281

Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Implied Credit Spread at 03/31/18 (%)(7)	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	Sell	1.000	06/20/23	0.831	USD 3,500,000	$28,367	$—
						28,367	$—

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

(7)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At March 31, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month PLZ-WIBOR	Semi-Annual	2.765%	Annual	06/01/27	PLN6,000,000	$(4,494)	$(3,256)
Pay	3-month USD-LIBOR	Quarterly	2.026	Semi-Annual	03/12/22	USD258,000	(6,412)	(6,412)
Pay	3-month USD-LIBOR	Quarterly	2.246	Semi-Annual	03/12/25	USD49,000	(1,586)	(1,586)
Pay	3-month USD-LIBOR	Quarterly	2.238	Semi-Annual	03/09/26	USD 20,892,000	(563,390)	(563,390)
Receive	3-month USD-LIBOR	Quarterly	1.923	Semi-Annual	03/20/22	USD575,000	16,734	16,734
							$(559,148)	$(557,910)

At March 31, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration	Unrealized Appreciation/ (Depreciation)
Call on 5-year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD 14,110,000	$(751,357)	$18,539
Call on 5-year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD 14,110,000	(764,762)	8,785
Call on 5-year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD 14,110,000	(755,943)	16,476
							$(2,272,062)	$43,800

Currency Abbreviations
ARS – Argentine Peso
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
EUR – EU Euro
GBP – British Pound
HUF – Hungarian Forint
IDR – Indonesian Rupiah
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PLN – Polish Zloty
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

RON – Romanian New Leu
RUB – Russian Ruble
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,118,462
Interest rate contracts	Unrealized appreciation on forward premium swaptions	43,800
Interest rate contracts	Net Assets — Unrealized appreciation*	233,657
Interest rate contracts	Net Assets — Unrealized appreciation**	16,734
Credit contracts	Net Assets — Unrealized appreciation**	233,281
Total Asset Derivatives		$1,645,934
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,032,539
Interest rate contracts	Net Assets — Unrealized depreciation*	1,049,196
Interest rate contracts	Net Assets — Unrealized depreciation**	574,644
Credit contracts	Net Assets — Unrealized depreciation**	93,365
Total Liability Derivatives		$2,749,744

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(9,800)	$—	$—	$758,470	$—	$748,670
Equity contracts	—	—	169,169	—	—	169,169
Foreign exchange contracts	—	(226,184)	—	—	—	(226,184)
Interest rate contracts	(55,900)	—	910,089	(48,723)	39,074	844,540
Total	$(65,700)	$(226,184)	$1,079,258	$709,747	$39,074	$1,536,195

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(287,066)	$—	$(287,066)
Foreign exchange contracts	—	214,066	—	—	—	214,066
Interest rate contracts	87,159	—	(604,346)	(121,578)	(35,313)	(674,078)
Total	$87,159	$214,066	$(604,346)	$(408,644)	$(35,313)	$(747,078)

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2018 (continued)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2018:
	Barclays Bank PLC	Bank of America N.A.	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Morgan Stanley	Standard Chartered Bank	The Bank of New York Mellon	Totals
Assets:
Forward premium swaptions	$—	$18,539	$—	$—	$—	$—	$—	$—	$25,261	$—	$—	$—	$43,800
Forward foreign currency contracts	276,863	—	6,009	236,006	72,165	18,770	20	298,159	—	172,471	26,217	11,782	1,118,462
Total Assets	$276,863	$18,539	$6,009	$236,006	$72,165	$18,770	$20	$298,159	$25,261	$172,471	$26,217	$11,782	$1,162,262
Liabilities:
Forward foreign currency contracts	$278,495	$—	$—	$299,701	$27,909	$2,491	$—	$120,723	$—	$274,991	$—	$28,229	$1,032,539
Total Liabilities	$278,495	$—	$—	$299,701	$27,909	$2,491	$—	$120,723	$—	$274,991	$—	$28,229	$1,032,539
Net OTC derivative instruments by counterparty, at fair value	$(1,632)	$18,539	$6,009	$(63,695)	$44,256	$16,279	$20	$177,436	$25,261	$(102,520)	$26,217	$(16,447)	$129,723
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(1,632)	$18,539	$6,009	$(63,695)	$44,256	$16,279	$20	$177,436	$25,261	$(102,520)	$26,217	$(16,447)	$129,723

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $379,565,252.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,186,638
Gross Unrealized Depreciation	(4,598,719)
Net Unrealized Appreciation	$1,587,919

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2018 were as follows:
Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.1790
Class C	NII	$0.1152
Class I	NII	$0.2036
Class W	NII	$0.2006
All Classes	ROC	$0.0189
Voya High Yield Bond Fund
Class A	NII	$0.4261
Class C	NII	$0.3649
Class I	NII	$0.4538
Class P	NII	$0.5041
Class R	NII	$0.4060
Class R6	NII	$0.4518
Class W	NII	$0.4470
Voya Intermediate Bond Fund
Class A	NII	$0.2867
Class C	NII	$0.2105
Class I	NII	$0.3207
Fund Name	Type	Per Share Amount
Class O	NII	$0.2866
Class R	NII	$0.2617
Class R6	NII	$0.3216
Class W	NII	$0.3115
Voya Short Term Bond Fund
Class A	NII	$0.1551
Class C	NII	$0.0814
Class I	NII	$0.1846
Class R	NII	$0.1301
Class R6	NII	$0.1875
Class W	NII	$0.1798
Voya Strategic Income Opportunities Fund
Class A	NII	$0.3615
Class C	NII	$0.2806
Class I	NII	$0.4094
Class R	NII	$0.3333
Class R6	NII	$0.4118
Class W	NII	$0.3857

NII – Net investment income
ROC – Return of capital
Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:
Voya GNMA Income Fund	100.00%
Voya High Yield Bond Fund	98.87%
Voya Intermediate Bond Fund	98.33%
Voya Short Term Bond Fund	99.04%
Voya Strategic Income Opportunities Fund	92.48%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015 – Present	Retired.	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	February 2002 – Present	Retired.	151	None.
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 – Present	Senior Managing Director, Head of the Client Group, Voya Investment Management (March 2009 – Present). President and Chief Executive Officer, Voya Investments, LLC (December 2006 – March 2018).	151	Voya Investments Distributor, LLC (December 2005 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2018.

(3)
Prior to May 18, 2018, Mr. Mathews was deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his previous affiliation with the Voya funds, Voya financial, Inc., or Voya Financial, Inc.’s affiliates. Effective May 18, 2018, Shaun P. Mathews is no longer an “interested person” of the Trust and effective July 10, 2018, Dina Santoro will be an “interested person” of the Trust.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	October 2000 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 47	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	October 2000 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Funds Trust, (the “Trust”), on behalf of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category, Selected Peer Group and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research &
Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they do have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Funds and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Funds and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Fund first was organized; differences in the original sponsors of the funds or other clients that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. Each Fund’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya GNMA Income Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya GNMA Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and in the second quintile for the year-to-date period.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fee rates at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and above the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account that, at the Board’s direction during the 2017 annual contract renewal cycle, the Fund’s management fee schedule and sub-advisory fee schedule each was modified to trigger breakpoint discounts at lower asset levels, with these changes to become effective January 1, 2018.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya High Yield Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya High Yield Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the three-year period, the third quintile for the ten-year period, and the fourth quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fee rates at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the second quintile for the one-year and ten-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Short Term Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Short Term Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the three-year period, but underperformed for the year-to-date and one-year periods; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year period, and the third quintile for the year-to-date and one-year periods.
In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is above the median and below the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or reimbursements, which lower the Fund’s net effective management fee; and (2) Management’s representations regarding the competitiveness of the Fund’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Strategic Income Opportunities Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Strategic Income Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the second quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the
Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163059         (0318-052318)

Annual Report

March 31, 2018

Voya Floating Rate Fund
Classes A, C, I, P*, R and W

* Patent Pending

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	7
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Portfolio of Investments	21
Tax Information	40
Trustee and Officer Information	41
Advisory and Sub-Advisory Contract Approval Discussion	45

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.voyainvestments.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Volatility Moves Back in to Stay

Dear Shareholder,

The end of the reporting period marked the return of volatility to the financial markets, and no asset class was immune from price swings. Rising geopolitical stress, fears of a looming trade war with China and political drama from Washington gave investors the jitters. A rise in U.S. Treasury yields that began late in the fourth quarter of 2017 led to a massive volatility spike for the stock and bond markets. Although the sharp rise of volatility marked a sudden change of direction from recent conditions, it was in fact a return to historically normal financial market behavior.

Positive signals — from housing starts to industrial production to emergent inflation — reinforce the view, in our opinion, that the global economy is healthy, even if the growth outlook may be moderating. We do not expect a meaningful downshift of growth, more likely a cooling off from well above trend levels. Corporate profits are an area of fundamental support for stock prices, as we are seeing in strong first-quarter earnings reporting.

Amid elevated volatility, we continue to believe that staying fully invested and globally diversified is an effective way to navigate the potential for market turbulence going forward. While the many economic regions of the globe can influence each other, they do not move in lockstep. Broad global diversification across continents, markets and asset classes remains, in our opinion, important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe it behooves investors to follow their asset allocation plan and avoid the temptation to time entry or exit points. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
April 27, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2018

In our semi-annual report we described the backdrop as global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, added 6.72% for the half-year. A “buy-the-dip” mentality prevailed, in which any disappointment or setback was soon forgiven, leaving the Index to resume its advance. But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, but the Index was still able to build on its first half increase, ending the fiscal year up 9.90%. (The Index returned 13.59% for the year ended March 31, 2018, measured in U.S. dollars.)

Expectations for the new Administration’s agenda of massive infrastructure spending, tax reductions and lighter financial regulation to boost stocks soon faded in 2017. The agenda seemed to have stumbled in a tangle of unsuccessful attempts through July to repeal and replace the Affordable Care Act.

However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of broadly based, improving global growth and corporate earnings, with monetary conditions still accommodative, that was credited with keeping equity markets firm.

In the euro zone, the improvement in the economy persisted. Fourth quarter growth in gross domestic product (“GDP”) was reported at 2.7% year-over-year, slightly faster than in the U.S. Unemployment edged down to 8.6%, the lowest since December 2008.

China’s GDP growth was a healthy 6.8% year-over-year in the fourth quarter of 2017 and 6.9% for the whole year. Imports were mostly growing at double-digit year-over-year rates, supporting global demand.

Even Japan contributed some good news with an eighth consecutive quarter of GDP growth reported.

In the U.S., unemployment continued to shrink during the period to 4.1%, a 17-year low. The October employment report showed a decline of 33,000 jobs, but we believe this was obviously related to events in September. That month started with devastating hurricanes, rising geo-political tensions with North Korea and an apparently stalled legislative agenda. But by the end, the weather had improved, tensions eased and the outline of the long-awaited tax reform program was announced.

By mid-December, new unemployment claims were near a 44-year low. GDP recorded growth of 3.06% annualized in the second quarter of 2017 and 3.16% in the third. The progression of tax reform from outline to law took place in fits and starts, but the final product was signed into law on December 22. For investors, the key feature was the reduction in the corporate tax rate to 21%, which we believed would probably be used to increase share buy-backs and dividends.

Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) for the third time in 2017 from 1.25% to 1.50%, with three more increases projected for 2018. As the year ended, however, some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident. Investors soon found out. In late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. Wage and price inflation accelerated in February, while the March employment report showed 313,000 new jobs created. On March 21, the FOMC raised rates from 1.50% to 1.75%.

But by then investors had something else to worry about. On March 1, the White House announced tariffs of 25% on imported steel and 10% on imported aluminum, followed three weeks later by specific tariffs on Chinese imports. While these measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear.

Having set a new record on January 26, the Index fell 7.27% by the end of March.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 1.20% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond Index edged up 0.43%, as almost the entire Treasury yield curve rose but became flatter. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 2.70%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 3.78%.

U.S. equities, represented by the S&P 500® Index including dividends, climbed 13.99% in the twelve months. The earnings per share of its constituent companies touched 15% growth year-over-year in the fourth quarter of 2017, with better still to come, in our view. The technology sector was the leader, up 27.68%. Telecommunications was the weakest sector, down 4.86%, under late pressure from rising interest rates.

In currencies, the dollar fell 13.51% against the euro, 10.81% against the pound and 4.43% against the yen. While the U.S. was far ahead of the other regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria that had driven the dollar higher.

In international markets, the MSCI Japan® Index gained 14.19% over the year, in an environment of improving corporate governance and profitability, plus support from the Bank of Japan. The MSCI Europe ex UK® Index added just 2.48%, fading latterly as the stronger euro weighed on corporate earnings and the fiscal boost in the U.S. boosted that market’s relative attractiveness. The MSCI UK® Index actually fell 0.24%. Sentiment suffered from a slowing economy, uncertainty and a lack of progress on Brexit negotiations, exacerbated by the precarious position of the UK’s political leadership.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2018
Ba	31.87%
B	64.51%
Caa and below	3.06%
Not rated*	0.56%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.09% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 4.43% for the same period.

Portfolio Specifics: The loan market, as represented by the Index, gained 4.43% for the 12-months ended March 31, 2018. A modest market value loss of 46 bps (0.46% over the fiscal period), which was a function of a pickup in opportunistic repricing activity, had a dampening effect on total return. However, the interest contribution generally met expectations.

Buoyed by solid investor appetite over the period, led largely by new collateralized loan obligation formation, the loan market’s supply/demand balance generally remained tilted in favor of borrowers. New loan issuance continued to lag overall demand, despite a pickup in economic conditions. As a result, refinancing and repricing activity comprised the bulk of new deal flow. Fortunately, the slow but steady increase in the London Interbank Offered Rate was able to offset much of the repricing-driven spread compression, leaving the overall weighted-average coupon of the Index reasonably unaffected.

Returns did vary by rating cohort within the Index, however, as a result of a general “risk-on” sentiment. This paved the way for outperformance by the lowest-rated components of the market. Loans rated CCC through C led with a 8.33% return, followed by those rated B and BB, with returns of 4.64% and 3.97%, respectively. Volatility emerged during the first quarter of 2018 across most capital markets. However, the Index gained 1.45% during the quarter, outperforming 10-year Treasuries, high yield corporate bonds and equities, all of which posted negative returns. The Fund was well positioned for the recent shift in risk sentiment as we continued to underweight CCC and below-rated loans and concentrated our investments in the single B and above part of the market.

Fundamental credit risk remained mostly stable during the fiscal year, albeit slightly picking up in the first quarter of 2018. Trailing default rates closed out the fiscal year below the long-term average of 3.01%, with a default rate of 2.42% by principal amount for the Index.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2018 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Asurion LLC	0.9%	1.0%
Reynolds Group Holdings Inc.	0.7%	0.8%
Sedgwick Inc.	0.7%	0.8%
BMC Software Finance, Inc.	0.7%	0.8%
Scientific Games International, Inc. 2018 Term Loan	0.7%	0.7%
Gates Global LLC / Gates Global Co.	0.7%	0.7%
Grifols Worldwide Operations	0.7%	0.7%
Misys (Finastra)	0.7%	0.7%
Dell International LLC	0.6%	0.7%
Sinclair Broadcast Group Inc.	0.6%	0.7%

The Fund’s relative underperformance was due generally to a strategic underweight to the highest risk sections of the investable universe. Holdings in the retailers (except food and drug) and telecommunications sectors also detracted from performance. In the oil and gas sector, not owning Seadrill Partners LLC was the largest detractor from performance. However, the impact of this holding was offset by positive contributions from underweights in other positions in the oil and gas sector, namely not holding Fieldwood Energy LLC, which is in bankruptcy. In the retailers sector, holdings in PetSmart, Inc., FullBeauty Brands, Inc. and Petco Animal Supplies, Inc., were additional detractors over the period. Selection in the business equipment and services sector, along with an underweight to the oil and gas sector contributed to returns. Not owning Toys R Us, Inc. and Freedom Group, both of which defaulted during the reporting period, contributed to performance.

The Fund continues to be diversified, with 378 individual issuers and 37 different industry sectors represented. The average issuer exposure at period-end stood at 0.26% of assets under management.

Cumulus Media Holdings, Inc. and Harvey Gulf International Marine, LLC which, at cost make up approximately 0.29% and 0.07% of the portfolio, respectively, were the Fund’s two defaults during the reporting period (the former continuing to pay interest on its existing loan). By comparison, the Index had 18 defaults during the reporting period, including Clear Channel Communications, the fifth largest default in the history of the Index.

Current Strategy & Outlook: The Federal Reserve Board’s new Chairman, who happened to take the reins just as market volatility erupted, is largely expected to provide continuity with his predecessor’s policies, particularly if enabled by continued signs of a strong domestic economy. Accordingly, we believe yield-seeking investors will remain attracted to the floating-rate coupon (and senior secured position) offered by senior loans, even if existing macro headwinds persist. Additionally, should some measure of risk-off sentiment endure, we believe our strategy and the Fund should be positioned to perform well on both an absolute and relative basis.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund April 30, 2018

5

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	5 Year	Since Inception of Class A, C, I, R and W August 17, 2010	Since Inception of Class P June 14, 2013
Including Sales Charge:
Class A(1)	0.55%	2.54%	3.69%	—
Class C(2)	1.43%	2.31%	3.28%	—
Class I	3.46%	3.34%	4.32%	—
Class P	4.15%	—	—	4.03%
Class R	2.94%	2.80%	3.77%	—
Class W	3.46%	3.34%	4.34%	—
Excluding Sales Charge:
Class A	3.09%	3.06%	4.04%	—
Class C	2.42%	2.31%	3.28%	—
Class I	3.46%	3.34%	4.32%	—
Class P	4.15%	—	—	4.03%
Class R	2.94%	2.80%	3.77%	—
Class W	3.46%	3.34%	4.34%	—
S&P/LSTA Leveraged Loan	4.43%	3.89%	4.91%	3.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

6

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2018*	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2018*

Class A	$1,000.00	$1,021.40	1.02%	$5.14	$1,000.00	$1,019.85	1.02%	$5.14
Class C	1,000.00	1,018.60	1.77	8.91	1,000.00	1,016.11	1.77	8.90
Class I	1,000.00	1,023.80	0.75	3.78	1,000.00	1,021.19	0.75	3.78
Class P	1,000.00	1,027.20	0.09	0.45	1,000.00	1,024.48	0.09	0.45
Class R	1,000.00	1,020.20	1.27	6.40	1,000.00	1,018.60	1.27	6.39
Class W	1,000.00	1,023.70	0.77	3.88	1,000.00	1,021.09	0.77	3.88

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Floating Rate Fund (the “Fund”), a series of Voya Funds Trust, including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
May 24, 2018

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2018

ASSETS:
Investments in securities at fair value (Cost $2,004,596,943)	$2,000,570,991
Short-term investments at fair value (Cost $255,993,249)	255,947,702
Cash	11,989,567
Receivables:
Investment securities sold	29,723,711
Fund shares sold	3,265,827
Dividends	304,289
Interest	4,286,859
Prepaid expenses	88,066
Reimbursement due from manager	63,213
Other assets	32,287
Total assets	2,306,272,512
LIABILITIES:
Payable for investment securities purchased	151,022,508
Payable for fund shares redeemed	5,792,466
Income distribution payable	244,528
Payable for investment management fees	1,156,931
Payable for distribution and shareholder service fees	98,253
Accrued trustees fees	18,584
Payable to trustees under the deferred compensation plan (Note 8)	32,287
Unfunded loan commitments (Note 9)	1,211,598
Other accrued expenses and liabilities	520,967
Total liabilities	160,098,122
NET ASSETS	$2,146,174,390
NET ASSETS WERE COMPRISED OF:
Paid-in capital	2,170,357,895
Distributions in excess of net investment income or accumulated net investment loss	(266,805)
Accumulated net realized loss	(19,845,201)
Net unrealized depreciation	(4,071,499)
NET ASSETS	$2,146,174,390

See Accompanying Notes to Financial Statements

9

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2018 (CONTINUED)

Class A:
Net assets	$43,839,486
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,444,484
Net asset value and redemption price per share(2)	$9.86
Maximum offering price per share (2.50%)(1)	$10.11

Class C:
Net assets	$45,848,226
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,646,531
Net asset value and redemption price per share(2)	$9.87

Class I:
Net assets	$1,338,826,166
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	135,679,377
Net asset value and redemption price per share(2)	$9.87

Class P:
Net assets	$42,522,200
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,312,908
Net asset value and redemption price per share	$9.86

Class R:
Net assets	$118,071,289
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	11,984,266
Net asset value and redemption price per share	$9.85

Class W:
Net assets	$557,067,023
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	56,329,486
Net asset value and redemption price per share	$9.89

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

10

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2018

INVESTMENT INCOME:
Dividends	$2,350,436
Interest	90,693,162
Other	1,634,671
Total investment income	94,678,269

EXPENSES:
Investment management fees	13,251,908
Distribution and service fees:
Class A	111,928
Class C	508,583
Class R	588,356
Transfer agent fees:
Class A	62,410
Class C	70,841
Class I	171,019
Class P	150
Class R	163,695
Class W	694,573
Shareholder reporting expense	63,125
Custody and accounting expense	854,100
Registration fees	193,280
Professional fees	132,325
Trustees fees	71,175
Commitment fee	405,556
Miscellaneous expense	108,567
Total expenses	17,451,591
Waived and reimbursed fees	(1,004,408)
Net expenses	16,447,183
Net investment income	78,231,086

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(5,785,713)
Net change in unrealized appreciation (depreciation) on :
Investments	(3,146,774)
Net change in unrealized appreciation (depreciation)	(3,146,774)
Net realized and unrealized loss	(8,932,487)
Increase in net assets resulting from operations	$69,298,599

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2018	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$78,231,086	$59,476,249
Net realized loss	(5,785,713)	(2,640,244)
Net change in unrealized appreciation (depreciation)	(3,146,774)	33,298,477
Increase in net assets resulting from operations	69,298,599	90,134,482

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,603,739)	(2,262,634)
Class C	(1,450,844)	(1,634,741)
Class I	(49,463,439)	(42,195,694)
Class P	(1,672,662)	(1,672,622)
Class R	(3,934,204)	(4,089,428)
Class W	(19,093,460)	(9,539,350)
Return of capital:
Class A	(70,436)	—
Class C	(76,856)	—
Class I	(2,186,067)	—
Class P	(67,342)	—
Class R	(193,898)	—
Class W	(916,845)	—
Total distributions	(80,729,792)	(61,394,469)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	843,933,912	916,209,247
Reinvestment of distributions	70,754,872	54,367,405
	914,688,784	970,576,652
Cost of shares redeemed	(651,892,995)	(323,346,078)
Net increase in net assets resulting from capital share transactions	262,795,789	647,230,574
Net increase in net assets	251,364,596	675,970,587
NET ASSETS:
Beginning of year or period	1,894,809,794	1,218,839,207
End of year or period	$2,146,174,390	$1,894,809,794
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(266,805)	$(1,279,543)

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses, net of fee waivers and/ or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-18	9.93	0.35		(0.05)	0.30	(0.35)	—	(0.02)	0.37	9.86	3.09	1.13	1.02	1.02	3.58	43,839	82
03-31-17	9.70	0.37	*	0.25	0.62	0.39	—	—	0.39	9.93	6.49	1.11	1.03	1.03	3.79	93,318	69
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
Class C
03-31-18	9.93	0.28		(0.04)	0.24	(0.28)	—	(0.02)	0.30	9.87	2.42	1.88	1.77	1.77	2.85	45,848	82
03-31-17	9.70	0.30	*	0.25	0.55	0.32	—	—	0.32	9.93	5.70	1.86	1.78	1.78	3.08	55,583	69
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
Class I
03-31-18	9.93	0.38	*	(0.04)	0.34	(0.38)	—	(0.02)	0.40	9.87	3.46	0.75	0.75	0.75	3.89	1,338,826	82
03-31-17	9.70	0.40	*	0.25	0.65	0.42	—	—	0.42	9.93	6.76	0.76	0.76	0.76	4.09	1,156,695	69
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
Class P
03-31-18	9.92	0.45		(0.05)	0.40	(0.44)	—	(0.02)	0.46	9.86	4.15	0.74	0.09	0.09	4.56	42,522	82
03-31-17	9.69	0.47		0.24	0.71	0.48	—	—	0.48	9.92	7.47	0.75	0.10	0.10	4.76	36,072	69
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
06-14-13(4)–03-31-14	10.22	0.37	*	0.00 •	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class R
03-31-18	9.91	0.33		(0.04)	0.29	(0.33)	—	(0.02)	0.35	9.85	2.94	1.38	1.27	1.27	3.36	118,071	82
03-31-17	9.69	0.35		0.24	0.59	0.37	—	—	0.37	9.91	6.12	1.36	1.28	1.28	3.58	119,041	69
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
Class W
03-31-18	9.95	0.38	*	(0.04)	0.34	(0.38)	—	(0.02)	0.40	9.89	3.46	0.88	0.77	0.77	3.88	557,067	82
03-31-17	9.72	0.39	*	0.26	0.65	0.42	—	—	0.42	9.95	6.75	0.86	0.78	0.78	3.96	434,100	69
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.
•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2018

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is

*	Patent Pending

generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2018, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $1,814,181,526 and $1,573,486,129, respectively. At March 31, 2018, the Fund held loans valued at $2,000,142,118 representing 88.6% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2018, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$7,385	$—
Contingent Deferred Sales Charges	9,576	9,606

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2018 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses,excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2018, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2019	2020	2021	Total
Class A	$18,714	$45,576	$48,160	$112,450
Class C	25,047	39,339	54,440	118,826
Class R	48,519	84,746	125,960	259,225
Class W	48,421	181,571	534,174	764,166

The Expense Limitation Agreement is contractual through August 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective September 26, 2017, the line of credit agreement was renewed and the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $160,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the One-Month LIBOR rate, plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the year ended March 31, 2018, the Fund did not utilize the line of credit.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2018, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	5.38%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2018 (CONTINUED)

NOTE 9 — UNFUNDED LOAN COMMITMENTS

The Fund may enter in credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At March 31, 2018, the Fund had the following unfunded loan commitments:

Unfunded Loan Commitment
DG Investment Intermediate Holdings 2, Inc.	$156,774
Engineered Machinery Holdings, Inc.	24,936
Pearl Intermediate Parent LLC	1,029,888
$1,211,598

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-18	2,686,038	154,227	(7,798,068)	(4,957,803)	26,504,955	1,521,848	(77,261,150)	(49,234,347)
03-31-17	9,472,554	212,171	(4,387,495)	5,297,230	93,765,808	2,100,130	(43,388,017)	52,477,921
Class C
03-31-18	652,763	138,312	(1,744,346)	(953,271)	6,450,189	1,364,857	(17,220,648)	(9,405,602)
03-31-17	1,734,624	143,279	(1,508,988)	368,915	17,186,533	1,416,723	(14,904,761)	3,698,495
Class I
03-31-18	57,149,801	5,017,276	(43,029,670)	19,137,407	564,520,143	49,504,679	(424,527,535)	189,497,287
03-31-17	37,719,628	4,140,365	(18,153,370)	23,706,623	373,467,735	40,941,905	(179,449,889)	234,959,751
Class P
03-31-18	641,558	176,465	(142,190)	675,833	6,330,480	1,740,004	(1,402,095)	6,668,389
03-31-17	1,365,526	169,248	(126,961)	1,407,813	13,372,277	1,672,622	(1,254,404)	13,790,495
Class R
03-31-18	1,404,467	417,232	(1,848,314)	(26,615)	13,845,607	4,111,060	(18,207,362)	(250,695)
03-31-17	2,149,929	410,746	(1,689,884)	870,791	21,264,917	4,055,070	(16,636,054)	8,683,933
Class W
03-31-18	22,881,392	1,265,597	(11,453,670)	12,693,319	226,282,538	12,512,424	(113,274,205)	125,520,757
03-31-17	39,934,427	421,896	(6,826,853)	33,529,470	397,151,977	4,180,955	(67,712,953)	333,619,979

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

19

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2018 ( CONTINUED )

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends to shareholders was as follows:

Year Ended March 31, 2018		Year Ended March 31, 2017
Ordinary Income	Return of Capital	Ordinary Income
$77,218,348	$3,511,444	$61,394,469

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2018 were:

Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
Deferred	(Depreciation)	Amount	Character	Expiration
$(934,524)	$(4,202,226)	$(18,779,950)	Long-term	None

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2018, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0316	May 1, 2018	Daily
Class C	$0.0255	May 1, 2018	Daily
Class I	$0.0337	May 1, 2018	Daily
Class P	$0.0390	May 1, 2018	Daily
Class R	$0.0295	May 1, 2018	Daily
Class W	$0.0337	May 1, 2018	Daily

New Credit Agreement: On May 18, 2018, the Board approved a new committed, unsecured, 364-day revolving line of credit, effective on or around May 30, 2018, increasing the aggregate amount from $160,000,000 to $350,000,000, with the ability to increase the amount up to a maximum of $450,000,000.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 93.2%
	Aerospace & Defense: 0.8%
2,361,150	Geo Group, Inc. (The) 2017 Term Loan B, 4.130%, (US0003M + 2.250%), 03/22/24	$2,370,890	0.1
7,965,038	Maxar Technologies Ltd. Term Loan B, 4.630%, (US0003M + 2.750%), 10/04/24	7,996,332	0.4
4,663,905	TransDigm, Inc. 2017 Extended Term Loan F, 4.773%, (US0003M + 2.750%), 06/09/23	4,687,224	0.2
2,610,308	TransDigm, Inc. 2018 Term Loan G, 4.707%, (US0003M + 2.500%), 08/22/24	2,621,908	0.1
		17,676,354	0.8

	Auto Components: 0.3%
6,311,269	Broadstreet Partners, Inc. 2017 Term Loan B, 5.627%, (US0003M + 3.750%), 11/08/23	6,401,994	0.3

	Automotive: 3.6%
4,816,650	American Axle and Manufacturing, Inc. Term Loan B, 4.130%, (US0001M + 2.250%), 04/06/24	4,842,236	0.2
2,069,713	BBB Industries U.S. Holdings, Inc. 2014 1st Lien Term Loan, 6.377%, (US0001M + 4.500%), 11/03/21	2,098,171	0.1
3,057,338	Belron Finance US LLC USD Term Loan B, 4.293%, (US0003M + 2.500%), 11/07/24	3,080,268	0.2
5,607,625	Bright Bidco B.V. 2018 Term Loan B, 5.728%, (US0003M + 3.500%), 06/30/24	5,697,582	0.3
2,912,054	Dealer Tire, LLC 2017 Term Loan B, 5.677%, (US0003M + 3.250%), 12/22/21	2,950,202	0.1
6,579,475	Dynacast International LLC Term Loan B, 5.552%, (US0003M + 3.250%), 01/28/22	6,628,821	0.3
1,288,313	Federal-Mogul Holdings Corporation New Term Loan C, 5.555%, (US0003M + 3.750%), 04/15/21	1,297,841	0.1
15,751,210	Gates Global LLC 2017 USD Repriced Term Loan B, 5.052%, (US0003M + 2.750%), 04/01/24	15,858,523	0.7

LOANS*: (continued)
	Automotive: (continued)
2,823,903	KAR Auction Services, Inc. Term Loan B5, 4.813%, (US0003M + 2.500%), 03/09/23	$2,843,317	0.1
6,469,327	Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 03/20/25	6,477,414	0.3
1,035,673	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.562%, (US0003M + 3.250%), 03/20/25	1,036,967	0.1
2,604,750	Midas Intermediate Holdco II, LLC Incremental Term Loan B, 5.052%, (US0003M + 2.750%), 08/18/21	2,610,450	0.1
3,721,762	NN, Inc. 2016 Term Loan B, 5.627%, (US0003M + 3.750%), 10/19/22	3,747,349	0.2
1,344,000	NN, Inc. 2017 Term Loan, 5.127%, (US0003M + 3.250%), 04/02/21	1,344,000	0.1
2,535,286	Superior Industries International, Inc. 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 05/22/24	2,566,977	0.1
6,775,987	TI Group Automotive Systems, L.L.C. 2015 USD Term Loan B, 4.377%, (US0003M + 2.500%), 06/30/22	6,820,451	0.3
5,014,800	Truck Hero, Inc. 1st Lien Term Loan, 6.222%, (US0003M + 4.000%), 04/21/24	5,053,038	0.2
1,680,000	Truck Hero, Inc. 2nd Lien Term Loan, 10.472%, (US0003M + 8.250%), 04/21/25	1,698,900	0.1
		76,652,507	3.6

	Basic Materials: 0.1%
2,726,300	HB Fuller — TL B 1L, 4.072%, (US0003M + 2.250%), 10/20/24	2,743,582	0.1

	Beverage & Tobacco: 0.1%
1,450,000	Refresco Group BV USD Term Loan B3, 5.562%, (US0003M + 3.250%), 12/14/24	1,449,983	0.1

See Accompanying Notes to Financial Statements

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Brokers, Dealers & Invetesment Houses: 0.1%
3,248,022	Capital Automotive L.P. 2017 2nd Lien Term Loan, 7.880%, (US0003M + 6.000%), 03/24/25	$3,280,502	0.1

	Building & Development: 2.3%
9,528,750	American Builders & Contractors Supply Co., Inc. 2017 Term Loan B, 4.377%, (US0003M + 2.500%), 10/31/23	9,563,158	0.4
6,237,691	Capital Automotive L.P. 2017 1st Lien Term Loan, 4.380%, (US0003M + 2.500%), 03/24/24	6,280,575	0.3
2,225,031	Clark Equipment Company 2018 Term Loan B, 4.302%, (US0003M + 2.000%), 05/18/24	2,229,203	0.1
3,206,963	Core & Main LP 2017 Term Loan B, 5.116%, (US0003M + 3.000%), 08/01/24	3,223,498	0.2
2,932,001	Forterra Finance, LLC 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 10/25/23	2,715,766	0.1
1,900,938	Henry Company LLC Term Loan B, 5.877%, (US0003M + 4.000%), 10/05/23	1,930,640	0.1
2,027,542	MX Holdings US, Inc. Term Loan B1B, 4.377%, (US0003M + 2.500%), 08/14/23	2,037,680	0.1
1,370,000	NCI Building Systems, Inc. 2018 Term Loan, 3.877%, (US0003M + 2.000%), 02/07/25	1,373,082	0.1
1,688,389	Ply Gem Industries, Inc. Term Loan, 5.302%, (US0003M + 3.000%), 02/01/21	1,693,402	0.1
5,035,997	Quikrete Holdings, Inc. Term Loan, 4.627%, (US0003M + 2.750%), 11/15/23	5,064,325	0.2
1,000,000	SMG Holdings Inc. 2017 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 01/23/25	1,011,042	0.0
3,594,750	Werner Co. 2017 Term Loan, 5.882%, (US0003M + 4.000%), 07/24/24	3,639,684	0.2
3,826,708	Wilsonart LLC 2017 Term Loan B, 5.560%, (US0003M + 3.250%), 12/19/23	3,850,965	0.2

LOANS*: (continued)
	Building & Development: (continued)
3,984,303	Zekelman Industries, Inc. Term Loan B, 4.999%, (US0003M + 2.750%), 06/14/21	$4,010,699	0.2
		48,623,719	2.3

	Business Equipment & Services: 9.6%
5,144,276	Acosta Holdco, Inc. 2015 Term Loan, 5.127%, (US0003M + 3.250%), 09/26/21	4,364,059	0.2
4,892,789	Advantage Sales & Marketing, Inc. 2014 1st Lien Term Loan, 5.017%, (US0001M + 3.250%), 07/23/21	4,801,049	0.2
1,000,000	Advantage Sales & Marketing, Inc. 2014 2nd Lien Term Loan, 8.267%, (US0003M + 6.500%), 07/25/22	959,167	0.1
11,840,450	AlixPartners, LLP 2017 Term Loan B, 5.052%, (US0003M + 3.000%), 04/04/24	11,907,052	0.6
5,505,985	Allflex Holdings III, Inc. New 1st Lien Term Loan, 5.138%, (US0003M + 3.250%), 07/20/20	5,548,425	0.3
1,685,000	American Traffic Solutions, Inc. 2018 1st Lien Term Loan, 6.062%, (US0003M + 3.750%), 02/28/25	1,701,850	0.1
215,000	American Traffic Solutions, Inc. 2018 2nd Lien Term Loan, 9.398%, (US0003M + 7.750%), 02/23/26	218,494	0.0
2,256,875	Array Canada Inc. Term Loan B, 6.693%, (US0003M + 5.000%), 02/10/23	2,279,444	0.1
2,955,150	Ascend Learning, LLC 2017 Term Loan B, 4.877%, (US0003M + 3.250%), 07/12/24	2,967,771	0.1
932,950	ASP MCS Acquisition Corp. Term Loan B, 6.627%, (US0003M + 4.750%), 05/18/24	945,778	0.0
2,398,988	Big Ass Fans, LLC Term Loan, 6.552%, (US0003M + 4.250%), 05/21/24	2,423,726	0.1
2,216,418	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.127%, (US0003M + 3.250%), 10/03/23	2,232,645	0.1

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Business Equipment & Services: (continued)
108,699		Coinamatic Canada Inc. Canadian 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 05/14/22	$109,401	0.0
4,962,500		Colorado Buyer Inc Term Loan B, 4.780%, (US0003M + 3.000%), 05/01/24	4,974,390	0.2
1,463,226		Convergint Technologies LLC 2018 1st Lien Term Loan, 5.302%, (US0003M + 3.000%), 02/03/25	1,462,007	0.1
156,774	(1)	DG Investment Intermediate Holdings 2, Inc. 2018 Delayed Draw Term Loan, 1.500%, (US0003M + 3.000%), 02/03/25	156,644	0.0
2,937,813		DTI Holdco, Inc. 2018 Term Loan B, 6.998%, (US0003M + 4.750%), 10/02/23	2,939,649	0.1
5,472,948		EIG Investors Corp. 2017 Term Loan, 5.956%, (US0003M + 4.000%), 02/09/23	5,521,323	0.3
991,515		Element Materials Technology Group US Holdings Inc 2017 USD Term Loan B, 5.802%, (US0003M + 3.500%), 06/28/24	998,332	0.0
155,851	(1)	Engineered Machinery Holdings, Inc. 2nd Lien Delayed Draw Term Loan, 9.184%, (US0003M + 7.250%), 07/18/25	157,799	0.0
4,633,388		Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 5.552%, (US0003M + 3.250%), 07/19/24	4,642,075	0.2
1,309,149		Engineered Machinery Holdings, Inc. USD 2nd Lien Term Loan, 9.552%, (US0003M + 7.250%), 07/18/25	1,325,514	0.1
2,430,450		Evo Payments International Term Loan B, 5.880%, (US0003M + 4.000%), 12/22/23	2,457,034	0.1
2,326,087		First American Payment Systems, L.P. 2016 Term Loan, 6.441%, (US0003M + 5.750%), 01/03/24	2,352,255	0.1

LOANS*: (continued)
		Business Equipment & Services: (continued)
3,939,625		First Data Corporation 2022 USD Term Loan, 4.122%, (US0003M + 2.250%), 07/08/22	$3,949,718	0.2
1,649,077		Garda World Security Corporation 2017 Term Loan, 5.511%, (US0003M + 3.000%), 05/24/24	1,668,454	0.1
2,455,000		GreenSky Holdings, LLC 2018 Term Loan B, 5.562%, (US0003M + 3.500%), 03/29/25	2,467,275	0.1
6,770,975		GTCR Valor Companies, Inc. USD 2017 Term Loan B1, 5.127%, (US0003M + 3.250%), 06/16/23	6,836,037	0.3
2,988,454		IQOR US Inc. 2nd Lien Term Loan, 10.445%, (US0003M + 8.750%), 04/01/22	2,880,123	0.2
4,787,671		IQOR US Inc. Term Loan B, 6.695%, (US0003M + 5.000%), 04/01/21	4,802,632	0.2
9,954,777		KUEHG Corp.. 2017 1st Lien Term Loan, 6.052%, (US0003M + 3.750%), 08/13/22	10,037,213	0.5
3,140,000		Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 03/13/25	3,171,400	0.2
2,305,000		Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.812%, (US0003M + 7.500%), 03/13/26	2,339,575	0.1
2,049,863		LegalZoom.com, Inc. 1st Lien Term Loan, 6.341%, (US0003M + 4.500%), 11/21/24	2,067,799	0.1
1,370,000		Misys (Finastra) USD 2nd Lien Term Loan, 9.234%, (US0003M + 7.250%), 06/13/25	1,360,724	0.1
13,631,500		Misys (Finastra) USD Term Loan B, 5.484%, (US0003M + 3.500%), 06/13/24	13,636,230	0.6
5,947,115		NeuStar, Inc. 2018 Term Loan B4, 5.377%, (US0003M + 3.500%), 08/08/24	5,978,706	0.3
1,850,000		NeuStar, Inc. 2nd Lien Term Loan, 10.302%, (US0003M + 8.000%), 08/08/25	1,865,031	0.1

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
6,358,050	Peak 10, Inc. 2017 1st Lien Term Loan, 5.802%, (US0003M + 4.000%), 08/01/24	$6,384,277	0.3
1,650,000	Peak 10, Inc. 2017 2nd Lien Term Loan, 9.023%, (US0003M + 7.750%), 08/01/25	1,663,406	0.1
8,165,000	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.358%, (US0003M + 3.500%), 12/20/24	8,205,825	0.4
2,482,814	Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 7.127%, (US0003M + 5.250%), 07/01/19	2,493,677	0.1
1,000,000	Pre-Paid Legal Services, Inc. 2nd Lien Term Loan, 10.877%, (US0003M + 9.000%), 07/01/20	1,005,000	0.1
915,000	PricewaterhouseCoopers LLP 2018 Term Loan, 5.562%, (US0003M + 3.750%), 03/15/25	919,575	0.0
1,040,000	Prometric Holdings, Inc. 1st Lien Term Loan, 4.770%, (US0003M + 3.000%), 01/29/25	1,048,124	0.0
11,343,000	Red Ventures, LLC 1st Lien Term Loan, 5.877%, (US0003M + 4.000%), 11/08/24	11,463,520	0.5
1,511,625	Red Ventures, LLC 2nd Lien Term Loan, 9.877%, (US0003M + 8.000%), 11/08/25	1,542,802	0.1
3,050,000	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.864%, (US0003M + 5.500%), 12/20/24	3,019,500	0.1
2,457,650	Sandvine Corporation Term Loan B, 8.052%, (US0003M + 5.750%), 09/21/22	2,454,578	0.1
3,611,127	Solera Holdings, Inc. USD Term Loan B, 4.627%, (US0001M + 2.750%), 03/03/23	3,623,824	0.2
5,745,954	Spin Holdco Inc. 2017 Term Loan B, 5.083%, (US0003M + 3.750%), 11/14/22	5,786,652	0.3
6,314,175	Staples, Inc. 2017 Term Loan B, 5.787%, (US0003M + 4.000%), 09/12/24	6,266,819	0.3

LOANS*: (continued)
	Business Equipment & Services: (continued)
3,002,313	SurveyMonkey Inc. 2017 Term Loan, 6.810%, (US0003M + 4.500%), 04/13/24	$3,009,818	0.1
1,285,288	Switch, Ltd. 2017 Term Loan B, 4.127%, (US0003M + 2.250%), 06/27/24	1,294,324	0.1
3,167,402	TMK Hawk Parent Corp. 2017 1st Lien Term Loan, 5.150%, (US0003M + 3.500%), 08/28/24	3,190,498	0.1
676,600	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 5.627%, (US0003M + 3.750%), 08/25/24	681,251	0.0
150,000	USS Ultimate Holdings, Inc. 2nd Lien Term Loan, 9.627%, (US0003M + 7.750%), 08/25/25	152,094	0.0
620,675	WASH Multifamily Laundry Systems, LLC 2015 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 05/14/22	624,683	0.0
9,975,000	West Corporation 2017 Term Loan, 5.877%, (US0003M + 4.000%), 10/10/24	10,064,356	0.5
		205,401,403	9.6

	Cable & Satellite Television: 2.6%
7,242,769	CSC Holdings LLC, 4.036%, (US0003M + 2.250%), 07/17/25	7,244,579	0.3
3,000,000	CSC Holdings, LLC 2018 Term Loan B, 4.277%, (US0003M + 2.500%), 01/25/26	3,004,218	0.2
1,687,250	Numericable Group SA USD Term Loan B11, 4.522%, (US0003M + 2.750%), 07/31/25	1,638,742	0.1
11,824,677	Radiate Holdco, LLC 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 02/01/24	11,772,211	0.6
2,473,827	Telesat Canada Term Loan B4, 5.310%, (US0003M + 3.000%), 11/17/23	2,488,257	0.1
5,000,000	UPC Financing Partnership USD Term Loan AR, 4.277%, (US0003M + 2.500%), 01/15/26	5,021,430	0.2
5,215,000	Virgin Media Bristol LLC 2017 USD Term Loan, 4.277%, (US0003M + 2.500%), 01/15/26	5,247,594	0.2

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Cable & Satellite Television: (continued)
10,443,864	WideOpenWest Finance LLC 2017 Term Loan B, 5.104%, (US0003M + 3.250%), 08/18/23	$10,218,674	0.5
8,430,000	Ziggo Secured Finance Partnership USD Term Loan E, 4.277%, (US0003M + 2.500%), 04/15/25	8,379,943	0.4
		55,015,648	2.6

	Chemicals & Plastics: 3.3%
1,474,233	A. Schulman, Inc. USD Term Loan B, 4.983%, (US0003M + 3.250%), 06/01/22	1,478,803	0.1
3,559,533	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.206%, (US0003M + 3.250%), 09/13/23	3,588,454	0.2
2,681,718	Allnex USA, Inc. USD Term Loan B3, 5.206%, (US0003M + 3.250%), 09/13/23	2,703,507	0.1
5,156,038	Alpha 3 B.V. 2017 Term Loan B1, 5.302%, (US0003M + 3.000%), 01/31/24	5,201,153	0.2
8,204,438	Avantor, Inc. 2017 1st Lien Term Loan, 5.877%, (US0003M + 4.000%), 11/21/24	8,300,159	0.4
6,269,288	Diamond (BC) B.V. USD Term Loan, 4.994%, (US0003M + 3.000%), 09/06/24	6,269,287	0.3
4,005,360	Emerald Performance Materials, LLC New 1st Lien Term Loan, 5.377%, (US0001M + 3.500%), 08/01/21	4,051,922	0.2
3,203,576	Encapsys, LLC 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 11/07/24	3,233,609	0.1
3,221,925	Ineos US Finance LLC 2017 USD Term Loan B, 3.877%, (US0003M + 2.000%), 03/31/24	3,235,012	0.2
3,364,469	Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2, 6.127%, (US0003M + 4.250%), 06/30/22	3,250,918	0.2
2,361,272	KMG Chemicals Inc. Term Loan B, 4.627%, (US0003M + 2.750%), 06/15/24	2,383,409	0.1

LOANS*: (continued)
	Chemicals & Plastics: (continued)
2,960,563	Kraton Polymers, LLC 2018 USD Term Loan, 4.802%, (US0003M + 2.500%), 03/05/25	$2,984,156	0.1
3,452,709	MacDermid, Inc. USD Term Loan B6, 4.877%, (US0003M + 3.000%), 06/07/23	3,480,762	0.2
1,044,727	Orion Engineered Carbons GmbH 2017 USD Term Loan B, 4.802%, (US0003M + 2.500%), 07/25/24	1,052,237	0.0
3,397,885	PQ Corporation 2018 Term Loan B, 4.291%, (US0003M + 2.500%), 02/08/25	3,413,359	0.2
1,190,000	Prince Minerals, Inc. 2018 1st Lien Term Loan, 5.812%, (US0003M + 3.500%), 03/20/25	1,199,669	0.1
890,525	Trinseo Materials Operating S.C.A. 2017 Term Loan, 4.377%, (US0003M + 2.500%), 09/06/24	896,276	0.0
2,765,395	Tronox Blocked Borrower LLC Term Loan B, 5.302%, (US0003M + 3.000%), 09/22/24	2,792,186	0.1
6,381,680	Tronox Finance LLC Term Loan B, 5.302%, (US0003M + 3.000%), 09/22/24	6,443,506	0.3
2,975,115	Univar Inc. 2017 USD Term Loan B, 4.377%, (US0003M + 2.500%), 07/01/24	2,997,661	0.1
1,253,700	Venator Materials Corporation Term Loan B, 4.877%, (US0003M + 3.000%), 08/08/24	1,261,927	0.1
		70,217,972	3.3

	Clothing/Textiles: 0.2%
4,763,063	Varsity Brands, Inc. 2017 Term Loan B, 5.377%, (US0003M + 3.500%), 12/15/24	4,815,904	0.2

	Conglomerates: 0.1%
1,492,937	Jason Incorporated 1st Lien Term Loan, 6.814%, (US0003M + 4.500%), 06/30/21	1,471,243	0.1
399,955	Jason Incorporated 2nd Lien Term Loan, 10.302%, (US0003M + 8.000%), 06/30/22	369,458	0.0
		1,840,701	0.1

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Consumer, Cyclical: 0.2%
3,538,749	Twin River Management Group, Inc. Term Loan, 5.802%, (US0003M + 3.500%), 07/10/20	$3,574,136	0.2

	Consumer, Non-cyclical: 0.3%
5,553,347	Albany Molecular Research, Inc. 2017 1st Lien Term Loan, 5.127%, (US0003M + 3.750%), 08/30/24	5,574,172	0.3

	Containers & Glass Products: 3.6%
5,060,000	Albea Beauty Holdings S.A 2018 USD Term Loan, 5.312%, (US0003M + 3.000%), 04/22/24	5,090,046	0.2
450,000	Berlin Packaging LLC 2014 2nd Lien Term Loan, 8.420%, (US0003M + 6.750%), 10/01/22	455,906	0.0
8,125,169	Berlin Packaging LLC 2017 Term Loan B, 5.030%, (US0003M + 3.250%), 10/01/21	8,170,873	0.4
1,965,125	BWAY Holding Company 2017 Term Loan B, 4.963%, (US0003M + 3.250%), 04/03/24	1,977,203	0.1
1,482,559	Consolidated Container Company LLC 2017 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 05/22/24	1,493,678	0.1
5,929,245	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.695%, (US0003M + 3.000%), 12/29/23	5,964,453	0.3
3,924,270	Milacron LLC Amended Term Loan B, 4.377%, (US0003M + 2.500%), 09/28/23	3,941,439	0.2
1,716,375	Plastipak Packaging, Inc. Term Loan B, 4.630%, (US0003M + 2.750%), 10/14/24	1,727,818	0.1
5,288,994	Proampac PG Borrower LLC First Lien Term Loan, 5.303%, (US0003M + 3.500%), 11/18/23	5,344,090	0.3
660,000	Proampac PG Borrower LLC Second Lien Term Loan, 10.354%, (US0003M + 8.500%), 11/18/24	672,375	0.0

LOANS*: (continued)
	Containers & Glass Products: (continued)
16,398,969	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.627%, (US0003M + 3.000%), 02/05/23	$16,501,463	0.8
4,957,575	Ring Container Technologies Group, LLC 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 10/31/24	4,979,264	0.2
8,965,997	SIG Combibloc Group AG, 4.627%, (US0001M + 2.750%), 03/13/22	9,028,437	0.4
1,710,713	Tekni-Plex, Inc. 2017 USD Term Loan B1, 5.127%, (US0003M + 3.250%), 10/17/24	1,718,197	0.1
619,443	Tekni-Plex, Inc. 2018 Term Loan, 5.562%, (US0003M + 3.250%), 10/17/24	622,412	0.0
60,557	Tekni-Plex, Inc. Delayed Draw Term Loan, 5.562%, (US0003M + 3.250%), 10/05/24	60,859	0.0
6,865,000	Titan Acquisition Limited 2018 Term Loan B, 5.312%, (US0003M + 3.500%), 03/28/25	6,859,103	0.3
296,003	TricorBraun Holdings, Inc. 1st Lien Delayed Draw Term Loan, 5.976%, (US0003M + 3.750%), 11/30/23	298,315	0.0
2,937,771	TricorBraun Holdings, Inc. First Lien Term Loan, 6.056%, (US0003M + 3.750%), 11/30/23	2,960,721	0.1
		77,866,652	3.6

	Cosmetics/Toiletries: 0.1%
2,545,763	Wellness Merger Sub, Inc. 1st Lien Term Loan, 7.052%, (US0003M + 4.750%), 06/30/24	2,580,370	0.1

	Drugs: 1.3%
8,057,660	Alvogen Pharma US, Inc. Term Loan, 6.880%, (US0003M + 5.000%), 04/02/22	8,075,290	0.4
6,970,000	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.812%, (US0003M + 3.500%), 03/07/25	6,988,875	0.3
3,747,024	Amneal Pharmaceuticals LLC New Term Loan, 5.377%, (US0003M + 3.500%), 11/01/19	3,757,545	0.2

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Drugs: (continued)
7,443,750	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.188%, (US0003M + 4.250%), 04/29/24	$7,452,124	0.3
1,425,600	Horizon Pharma, Inc. 2017 1st Lien Term Loan, 5.125%, (US0003M + 3.250%), 03/29/24	1,435,996	0.1
		27,709,830	1.3

	Ecological Services & Equipment: 0.8%
3,592,043	4L Holdings, LLC 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 05/08/20	2,790,569	0.1
9,130,219	ADS Waste Holdings, Inc. Term Loan, 3.981%, (US0003M + 2.250%), 11/10/23	9,168,895	0.4
850,000	Gopher Resource, LLC 1st Lien Term Loan, 5.478%, (US0003M + 3.250%), 03/06/25	858,235	0.1
4,887,750	Wrangler Buyer Corp. Term Loan B, 4.877%, (US0003M + 3.000%), 09/27/24	4,923,391	0.2
		17,741,090	0.8

	Electronics/Electrical: 13.2%
1,560,000	ABC Financial Services, Inc. 1st Lien Term Loan, 5.945%, (US0003M + 4.250%), 01/02/25	1,573,650	0.1
5,040,136	Aptean, Inc. 2017 1st Lien Term Loan, 6.560%, (US0003M + 4.250%), 12/20/22	5,057,464	0.2
3,298,446	ASG Technologies Group, Inc. 2018 Term Loan, 5.377%, (US0003M + 3.500%), 07/31/24	3,310,815	0.2
5,801,664	Avast Software B.V. USD 2017 Term Loan B, 5.052%, (US0003M + 2.750%), 09/30/23	5,843,367	0.3
4,750,000	Barracuda Networks, Inc. 1st Lien Term Loan, 5.061%, (US0003M + 3.250%), 02/12/25	4,775,978	0.2
520,000	Barracuda Networks, Inc. 2nd Lien Term Loan, 9.061%, (US0003M + 7.250%), 02/12/26	531,700	0.1
16,039,946	BMC Software Finance, Inc. USD 2017 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 09/10/22	16,127,444	0.8

LOANS*: (continued)
	Electronics/Electrical: (continued)
11,494,417	Compuware Corporation Term Loan B3, 5.130%, (US0003M + 3.500%), 12/15/21	$11,648,879	0.5
14,423,055	Dell Inc. 2017 1st Lien Term Loan, 3.880%, (US0003M + 2.000%), 09/07/23	14,454,612	0.7
9,430,033	Epicor Software Corporation 1st Lien Term Loan, 5.130%, (US0003M + 3.750%), 06/01/22	9,482,426	0.4
2,159,150	Exact Merger Sub LLC 1st Lien Term Loan, 6.552%, (US0003M + 4.250%), 09/27/24	2,182,767	0.1
3,189,029	Eze Castle Software Inc. 2017 1st Lien Term Loan, 5.037%, (US0003M + 3.000%), 04/06/20	3,218,263	0.1
1,428,261	Eze Castle Software Inc. New 2nd Lien Term Loan, 8.802%, (US0003M + 6.500%), 04/05/21	1,433,021	0.1
7,303,118	Genesys Telecom Holdings, U.S., Inc. 2018 USD Term Loan B, 5.802%, (US0003M + 3.500%), 12/01/23	7,357,322	0.3
10,162,121	Go Daddy Operating Company, LLC 2017 Repriced Term Loan, 4.127%, (US0003M + 2.250%), 02/15/24	10,201,641	0.5
11,389,612	Hyland Software, Inc. 2017 1st Lien Term Loan, 5.127%, (PRIME + 3.250%), 07/01/22	11,542,665	0.5
1,217,700	Infor (US), Inc. Term Loan B6, 4.627%, (US0003M + 2.750%), 02/01/22	1,222,266	0.1
7,712,357	Informatica Corporation 2018 USD Term Loan, 5.127%, (US0003M + 3.250%), 08/05/22	7,765,379	0.4
10,981,789	Kronos Incorporated 2017 Term Loan B, 4.880%, (US0003M + 3.000%), 11/01/23	11,056,608	0.5
2,932,500	Lully Finance LLC USD Term Loan B3, 5.377%, (US0001M + 3.500%), 10/14/22	2,939,831	0.1

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
5,295,037	M/A-COM Technology Solutions Holdings, Inc. 2017 Add on Term Loan, 4.127%, (US0003M + 2.250%), 05/17/24	$5,229,950	0.2
1,186,600	MA FinanceCo., LLC USD Term Loan B3, 4.627%, (US0001M + 2.750%), 06/21/24	1,175,228	0.1
2,970,000	Marketo, Inc. 2018 1st Lien Term Loan, 5.043%, (US0003M + 3.250%), 01/30/25	2,967,680	0.1
838,588	MaxLinear, Inc. Term Loan B, 4.277%, (US0003M + 2.500%), 05/12/24	844,878	0.0
1,460,000	McAfee, LLC 2017 2nd Lien Term Loan, 10.377%, (US0003M + 8.500%), 09/29/25	1,481,900	0.1
12,783,948	McAfee, LLC 2017 USD Term Loan B, 6.377%, (US0003M + 4.500%), 09/30/24	12,929,762	0.6
10,399,975	MH Sub I, LLC 2017 1st Lien Term Loan, 5.527%, (US0003M + 3.750%), 09/13/24	10,422,730	0.5
2,540,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.277%, (US0003M + 7.500%), 09/15/25	2,576,512	0.1
3,106,494	Microsemi Corporation 2017 1st Lien Term Loan B, 3.742%, (US0003M + 2.000%), 01/15/23	3,115,646	0.2
2,664,841	ON Semiconductor Corporation 2017 1st Lien Term Loan, 3.877%, (US0003M + 2.000%), 03/31/23	2,681,995	0.1
1,381,059	Optiv Security, Inc. 1st Lien Term Loan, 5.125%, (US0003M + 3.250%), 02/01/24	1,335,311	0.1
8,614,421	Quest Software US Holdings Inc. 2017 Term Loan B, 7.272%, (US0003M + 5.500%), 10/31/22	8,784,918	0.4
11,400,122	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.787%, (US0003M + 3.000%), 11/03/23	11,376,079	0.5
8,947,739	Riverbed Technology, Inc. 2016 Term Loan, 5.130%, (US0003M + 3.250%), 04/24/22	8,928,868	0.4

LOANS*: (continued)
	Electronics/Electrical: (continued)
3,929,957	Rovi Solutions Corporation Term Loan B, 4.380%, (US0003M + 2.500%), 07/02/21	$3,958,614	0.2
8,791,225	RP Crown Parent LLC Term Loan B, 4.877%, (US0003M + 3.500%), 10/12/23	8,840,676	0.4
8,013,400	Seattle Spinco, Inc. USD Term Loan B3, 4.627%, (US0003M + 2.750%), 06/21/24	8,015,404	0.4
6,319,611	SkillSoft Corporation 1st Lien Term Loan, 6.398%, (US0003M + 4.750%), 04/28/21	6,128,443	0.3
10,822,875	SolarWinds Holdings, Inc. 2018 Term Loan B, 5.312%, (US0003M + 3.000%), 02/21/24	10,884,425	0.5
4,015,986	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.812%, (US0003M + 2.500%), 02/28/25	4,041,399	0.2
9,284,014	SS&C Technologies Inc. 2018 Term Loan B3, 4.812%, (US0003M + 2.500%), 02/28/25	9,342,763	0.4
3,582,000	TTM Technologies, Inc. 2017 Term Loan, 4.377%, (US0003M + 2.500%), 09/28/24	3,597,671	0.2
3,425,000	TTM Technologies, Inc. 2018 Term Loan B, 4.812%, (US0003M + 2.500%), 09/27/24	3,439,985	0.1
10,165,538	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.802%, (US0003M + 4.500%), 01/27/23	10,135,356	0.5
7,003,098	Western Digital Corporation 2017 Term Loan B, 3.877%, (US0003M + 2.000%), 04/29/23	7,053,437	0.3
2,881,667	Xperi Corporation 2018 Term Loan B1, 4.377%, (US0003M + 2.500%), 12/01/23	2,897,427	0.1
		283,913,155	13.2

	Equipment Leasing: 0.1%
3,107,756	Brand Energy & Infrastructure Services, Inc. 2017 Term Loan, 6.001%, (US0003M + 4.250%), 06/21/24	3,137,106	0.1

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Financial Intermediaries: 1.5%
1,516,867	Blucora, Inc. 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 05/22/24	$1,532,983	0.1
6,590,000	Duff & Phelps Corporation 2017 Term Loan B, 5.552%, (US0003M + 3.250%), 02/13/25	6,618,831	0.3
1,645,875	Edelman Financial Group, The 2017 Term Loan B, 5.970%, (US0003M + 4.250%), 11/11/24	1,666,791	0.1
3,338,737	FinCo I LLC 2017 Term Loan B, 4.627%, (US0003M + 2.750%), 12/27/22	3,381,306	0.1
6,860,656	First Eagle Holdings, Inc. 2017 1st Lien Term Loan B, 5.302%, (US0003M + 3.000%), 12/01/22	6,931,403	0.3
3,767,309	Focus Financial Partners, LLC 2018 1st Lien Term Loan, 5.052%, (US0003M + 2.750%), 07/03/24	3,788,501	0.2
7,592,768	LPL Holdings, Inc. 2017 1st Lien Term Loan B, 4.472%, (US0003M + 2.250%), 09/23/24	7,621,241	0.3
1,580,997	Priority Payment Systems LLC Term Loan, 6.880%, (US0003M + 5.000%), 01/03/23	1,600,760	0.1
		33,141,816	1.5

	Food Products: 1.9%
2,238,750	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.293%, (US0003M + 3.500%), 07/07/24	2,249,944	0.1
1,635,000	CH Guenther & Son, Incorporated 2018 Term Loan B, 5.062%, (US0003M + 2.750%), 03/31/25	1,645,986	0.1
1,966,323	CSM Bakery Solutions LLC 1st Lien Term Loan, 5.700%, (US0003M + 4.000%), 07/03/20	1,946,659	0.1
3,614,495	Del Monte Foods, Inc. 1st Lien Term Loan, 5.159%, (US0003M + 3.250%), 02/18/21	3,114,491	0.1
4,386,956	Dole Food Company Inc. 2017 Term Loan B, 4.820%, (US0003M + 3.000%), 03/16/24	4,401,008	0.2

LOANS*: (continued)
	Food Products: (continued)
6,303,449	Hostess Brands, LLC 2017 Repriced Term Loan, 4.127%, (US0003M + 2.250%), 08/03/22	$6,336,933	0.3
7,975,000	IRB Holding Corp 1st Lien Term Loan, 4.936%, (US0003M + 3.250%), 02/05/25	8,066,377	0.4
5,437,556	JBS USA, LLC 2017 Term Loan B, 4.678%, (US0003M + 2.500%), 10/30/22	5,428,041	0.3
2,769,075	NPC International, Inc. 1st Lien Term Loan, 5.377%, (US0003M + 3.500%), 04/19/24	2,812,342	0.1
970,000	NPC International, Inc. 2nd Lien Term Loan, 9.377%, (US0003M + 7.500%), 04/18/25	994,250	0.1
3,205,000	Sigma Bidco B.V. 2018 USD Term Loan B, 5.312%, (US0003M + 3.000%), 02/23/25	3,215,682	0.1
		40,211,713	1.9

	Food Service: 1.8%
9,614,313	1011778 B.C. Unlimited Liability Company Term Loan B3, 4.294%, (US0003M + 2.250%), 02/16/24	9,636,349	0.4
5,220,469	CEC Entertainment Concepts, L.P. Term Loan, 5.127%, (US0003M + 3.250%), 02/14/21	4,949,005	0.2
1,065,000	Fogo de Chao Churrascaria Holdings LLC 2018 Term Loan, 6.812%, (US0003M + 4.500%), 03/21/25	1,070,991	0.1
9,545,430	Golden Nugget, Inc. 2017 Incremental Term Loan, 4.979%, (US0003M + 3.250%), 10/04/23	9,637,906	0.4
1,340,000	K-Mac Holdings Corp 2018 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 03/07/25	1,348,793	0.1
725,000	K-Mac Holdings Corp 2018 2nd Lien Term Loan, 9.062%, (US0003M + 6.750%), 03/06/26	735,875	0.0
1,964,359	Manitowoc Foodservice, Inc. Term Loan B, 4.627%, (US0003M + 3.000%), 03/03/23	1,981,956	0.1

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Food Service: (continued)
2,775,000	Tacala, LLC 1st Lien Term Loan, 4.914%, (US0003M + 3.250%), 01/31/25	$2,794,078	0.1
640,000	Tacala, LLC 2nd Lien Term Loan, 8.664%, (US0003M + 7.000%), 01/30/26	654,400	0.1
6,592,612	US Foods, Inc. 2016 Term Loan B, 4.377%, (US0003M + 2.750%), 06/27/23	6,647,093	0.3
		39,456,446	1.8

	Food/Drug Retailers: 2.2%
9,354,873	Albertsons, LLC USD 2017 Term Loan B4, 4.627%, (US0001M + 2.750%), 08/25/21	9,263,925	0.4
3,979,950	Albertsons, LLC USD 2017 Term Loan B6, 4.956%, (US0003M + 3.000%), 06/22/23	3,937,663	0.2
3,179,000	Alphabet Holding Company, Inc. 2017 1st Lien Term Loan, 5.377%, (US0003M + 3.500%), 09/26/24	2,964,418	0.1
1,955,000	Alphabet Holding Company, Inc. 2017 2nd Lien Term Loan, 9.627%, (US0003M + 7.750%), 09/26/25	1,798,600	0.1
5,285,000	EG Finco Limited 2018 USD Term Loan, 6.312%, (US0003M + 4.000%), 01/19/25	5,287,204	0.3
945,000	EG Group Limited 2018 USD Term Loan B, 6.312%, (US0003M + 4.000%), 01/19/25	943,228	0.0
6,448,487	Moran Foods LLC Term Loan, 7.877%, (US0003M + 6.000%), 12/05/23	5,634,365	0.3
2,412,500	Portillos Holdings, LLC 1st Lien Term Loan, 6.802%, (US0003M + 4.500%), 08/02/21	2,435,117	0.1
7,100,000	Smart & Final Stores LLC 1st Lien Term Loan, 5.377%, (US0003M + 3.500%), 11/15/22	7,023,086	0.3
2,828,004	Supervalu Inc. 2017 Delayed Draw Term Loan, 5.377%, (US0003M + 3.500%), 06/08/24	2,809,268	0.2

LOANS*: (continued)
	Food/Drug Retailers: (continued)
4,713,340	Supervalu Inc. 2017 Term Loan B, 5.377%, (US0003M + 3.500%), 06/08/24	$4,682,114	0.2
		46,778,988	2.2

	Forest Products: 0.2%
3,315,000	Blount International Inc. USD 2017 Term Loan B, 5.920%, (US0003M + 4.250%), 04/12/23	3,362,653	0.2

	Health Care: 9.5%
8,111,746	Acadia Healthcare Company, Inc. 2018 Term Loan B4, 4.377%, (US0003M + 2.500%), 02/16/23	8,190,333	0.4
1,525,393	ADMI Corp. 2015 Term Loan B, 5.595%, (US0003M + 3.750%), 04/30/22	1,532,384	0.1
2,992,500	Air Medical Group Holdings, Inc. 2017 Term Loan B2, 6.562%, (US0003M + 4.250%), 09/07/24	3,023,828	0.2
9,231,674	Air Medical Group Holdings, Inc. 2018 Term Loan B1, 4.936%, (US0003M + 3.250%), 04/28/22	9,281,442	0.4
3,237,071	Air Methods Corporation 2017 Term Loan B, 5.802%, (US0003M + 3.500%), 04/21/24	3,249,210	0.2
5,130,501	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.204%, (US0003M + 3.500%), 05/10/23	5,172,987	0.2
5,839,917	Auris Luxembourg III S.a.r.l. 2017 USD Term Loan B7, 4.693%, (US0003M + 3.000%), 01/17/22	5,880,067	0.3
2,574,563	Carestream Dental Equiment, Inc 2017 1st Lien Term Loan B, 5.552%, (US0003M + 4.000%), 09/01/24	2,585,826	0.1
3,270,662	Catalent Pharma Solutions Inc. USD Term Loan B, 4.127%, (US0001M + 2.750%), 05/20/24	3,288,379	0.2
1,250,000	Cdrh Parent, Inc. Second Lien, 9.696%, (US0003M + 8.000%), 07/01/22	789,584	0.0

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Health Care: (continued)
11,385,000		Change Healthcare Holdings, Inc. 2017 Term Loan B, 4.627%, (US0001M + 2.750%), 03/01/24	$11,425,326	0.5
11,150,264		CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 4.772%, (US0003M + 3.000%), 06/07/23	11,259,448	0.5
987,538		Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 5.302%, (US0003M + 3.250%), 06/28/24	991,858	0.0
2,548,254		Concentra Inc. 2018 1st Lien Term Loan, 4.530%, (US0003M + 2.750%), 06/01/22	2,555,419	0.1
5,095,247		Cotiviti Corporation Term Loan B, 4.560%, (US0003M + 2.500%), 09/28/23	5,143,015	0.2
1,356,875		Diplomat Pharmacy, Inc. 2017 Term Loan B, 6.380%, (US0003M + 4.500%), 12/20/24	1,369,596	0.1
1,684		DJO Finance LLC 2015 Term Loan, 5.035%, (US0003M + 3.250%), 06/08/20	1,695	0.0
3,271,845		Envision Healthcare Corp Term Loan B, 4.880%, (US0003M + 3.000%), 12/01/23	3,292,294	0.2
7,235,260		ExamWorks Group, Inc. 2017 Term Loan, 5.127%, (US0003M + 3.250%), 07/27/23	7,299,473	0.3
2,540,977		Greenway Health, LLC 2017 1st Lien Term Loan, 6.550%, (US0003M + 4.250%), 02/14/24	2,566,386	0.1
15,137,100		Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan, 3.986%, (US0003M + 2.250%), 01/31/25	15,205,686	0.7
8,258,298		Jaguar Holding Company II 2017 Term Loan, 4.850%, (US0003M + 2.750%), 08/18/22	8,295,460	0.4
2,462,606		Kinetic Concepts, Inc. 2017 USD Term Loan B, 5.552%, (US0003M + 3.250%), 02/02/24	2,477,074	0.1

LOANS*: (continued)
		Health Care: (continued)
5,809,107		MPH Acquisition Holdings LLC 2016 Term Loan B, 5.052%, (US0003M + 2.750%), 06/07/23	$5,843,602	0.3
3,771,136		nThrive, Inc. 2016 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 10/20/22	3,786,454	0.2
8,845,000		NVA Holdings, Inc. Term Loan B3, 5.052%, (US0003M + 2.750%), 02/02/25	8,872,641	0.4
2,001,403		Onex TSG Holdings II Corp. 1st Lien Term Loan, 5.877%, (US0003M + 4.000%), 07/31/22	1,970,131	0.1
9,402,750		Parexel International Corporation Term Loan B, 4.627%, (US0003M + 2.750%), 09/27/24	9,416,854	0.4
4,035,762		Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 4.527%, (US0003M + 2.750%), 02/14/25	4,004,234	0.2
100,000		Pearl Intermediate Parent LLC 2018 2nd Lien Term Loan, 8.027%, (US0003M + 6.250%), 02/13/26	100,500	0.0
1,186,989	(1)	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 1.000%, (US0003M + 2.750%), 02/14/25	1,177,716	0.0
3,315,000		PharMerica Corporation 1st Lien Term Loan, 5.211%, (US0003M + 3.500%), 12/06/24	3,333,647	0.2
2,251,500		Press Ganey Holdings, Inc. 2017 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 10/21/23	2,266,511	0.1
151,497		Press Ganey Holdings, Inc. 2nd Lien Term Loan, 8.377%, (US0003M + 7.250%), 10/21/24	153,675	0.0
3,745,070		Prospect Medical Holdings, Inc. 2018 Term Loan B, 7.188%, (US0003M + 5.500%), 02/22/24	3,754,432	0.2
5,185,813		Select Medical Corporation 2017 Term Loan B, 4.466%, (US0003M + 2.750%), 03/01/21	5,221,465	0.2

See Accompanying Notes to Financial Statements

31

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
10,264,625	Sotera Health Holdings, LLC 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 05/15/22	$10,307,398	0.5
4,567,050	Surgery Center Holdings, Inc. 2017 Term Loan B, 5.130%, (US0001M + 3.250%), 09/02/24	4,570,617	0.2
4,752,000	Team Health Holdings, Inc. 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 02/06/24	4,561,920	0.2
1,498,675	Tecomet Inc. 2017 Repriced Term Loan, 5.283%, (US0003M + 3.750%), 05/01/24	1,514,287	0.1
3,648,759	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.877%, (US0003M + 3.000%), 06/23/24	3,671,564	0.2
7,579,309	U.S. Renal Care, Inc. 2015 Term Loan B, 5.943%, (US0003M + 4.250%), 12/31/22	7,624,315	0.4
1,089,285	Valeant Pharmaceuticals International, Inc. Term Loan B Series F4, 5.240%, (US0001M + 3.500%), 04/01/22	1,102,153	0.0
1,369,234	Vizient, Inc. 1st Lien Term Loan B, 4.398%, (US0001M + 3.500%), 02/13/23	1,381,214	0.1
3,690,750	Wink Holdco, Inc 1st Lien Term Loan B, 4.664%, (US0003M + 3.000%), 12/02/24	3,682,675	0.2
1,010,000	Wink Holdco, Inc 2nd Lien Term Loan B, 8.420%, (US0003M + 6.750%), 11/03/25	1,008,106	0.0
		204,202,881	9.5

	Home Furnishings: 0.7%
2,522,325	Global Appliance Inc. Term Loan B, 5.880%, (US0003M + 4.000%), 09/29/24	2,563,283	0.1
3,636,366	Hillman Group Inc. (The) Term Loan B, 5.802%, (US0003M + 3.500%), 06/30/21	3,675,759	0.2
6,974,558	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 05/02/22	7,036,067	0.3

LOANS*: (continued)
	Home Furnishings: (continued)
2,363,286	Serta Simmons Bedding, LLC 1st Lien Term Loan, 5.216%, (US0003M + 3.500%), 11/08/23	$2,160,929	0.1
		15,436,038	0.7

	Industrial Equipment: 1.7%
1,517,375	Accudyne Industries, LLC 2017 Term Loan, 5.127%, (US0003M + 3.750%), 08/18/24	1,526,977	0.1
3,459,317	Columbus McKinnon Corporation 2018 Term Loan B, 4.802%, (US0003M + 2.500%), 01/31/24	3,478,776	0.2
8,536,315	Cortes NP Acquisition Corporation 2017 Term Loan B, 5.670%, (US0003M + 4.000%), 11/30/23	8,605,459	0.4
2,514,236	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.302%, (US0003M + 3.000%), 12/20/24	2,535,451	0.1
1,955,100	ExGen Renewables IV, LLC Term Loan B, 4.990%, (US0003M + 3.000%), 11/28/24	1,981,983	0.1
5,528,019	Gardner Denver, Inc. 2017 USD Term Loan B, 5.052%, (US0003M + 2.750%), 07/30/24	5,562,188	0.2
1,329,750	Global Brass & Copper, Inc. 2016 Term Loan B, 5.188%, (US0003M + 3.250%), 07/18/23	1,343,047	0.1
2,200,000	Horizon Global Corporation 2018 Term Loan B, 7.312%, (US0003M + 5.000%), 02/06/24	2,219,250	0.1
2,441,030	Kenan Advantage Group, Inc. 2015 Term Loan, 4.877%, (US0003M + 3.000%), 07/31/22	2,454,761	0.1
742,269	Kenan Advantage Group, Inc. CAD Term Loan B, 4.877%, (US0003M + 3.000%), 07/31/22	746,444	0.0
1,358,679	Rexnord LLC 2017 Term Loan B, 4.111%, (US0003M + 2.250%), 08/21/24	1,367,808	0.1
1,370,000	Robertshaw US Holding Corp 2018 1st Lien Term Loan, 5.438%, (US0003M + 3.500%), 02/19/25	1,383,700	0.1

See Accompanying Notes to Financial Statements

32

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Industrial Equipment: (continued)
805,000	Safe Fleet Acquisition, Corp. 2018 1st Lien Term Loan, 4.780%, (US0003M + 3.000%), 02/01/25	$807,012	0.0
475,000	Safe Fleet Acquisition, Corp. 2018 2nd Lien Term Loan, 8.530%, (US0003M + 6.750%), 02/01/26	480,641	0.0
1,909,606	Signode Industrial Group US, Inc. Term Loan B, 5.423%, (PRIME + 1.750%), 05/04/21	1,907,171	0.1
		36,400,668	1.7

	Insurance: 5.0%
13,731,721	Acrisure, LLC 2017 Term Loan B, 5.991%, (US0003M + 4.250%), 11/22/23	13,963,444	0.6
9,757,127	Alliant Holdings I, Inc. 2015 Term Loan B, 5.127%, (US0003M + 3.250%), 08/12/22	9,827,593	0.4
5,713,000	AmWINS Group, Inc. 2017 Term Loan B, 4.587%, (US0001M + 2.750%), 01/25/24	5,751,203	0.3
500,000	AmWINS Group, Inc. Second Lien, 8.627%, (US0003M + 6.750%), 01/25/25	505,000	0.0
6,497,350	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.552%, (US0003M + 3.250%), 09/19/24	6,556,229	0.3
1,120,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.302%, (US0003M + 7.000%), 09/19/25	1,160,600	0.1
9,538,410	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.377%, (US0003M + 3.500%), 10/22/24	9,571,795	0.4
7,662,100	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.880%, (US0003M + 3.000%), 04/27/24	7,694,825	0.4
300,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 8.627%, (US0003M + 6.750%), 04/27/25	306,250	0.0
5,073,613	CH Hold Corp. 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 02/01/24	5,113,248	0.2

LOANS*: (continued)
	Insurance: (continued)
12,450,833	Hub International Limited Term Loan B, 4.840%, (US0003M + 3.000%), 10/02/20	$12,528,651	0.6
7,704,975	NFP Corp. Term Loan B, 4.877%, (US0003M + 3.500%), 01/08/24	7,734,832	0.4
3,000,000	Sedgwick Claims Management Services, Inc. 2017 1st Lien Term Loan, 5.062%, (US0003M + 2.750%), 02/26/21	3,001,500	0.1
1,000,000	Sedgwick Claims Management Services, Inc. Incremental 2nd Lien Term Loan, 7.734%, (US0003M + 5.750%), 02/28/22	1,006,250	0.1
9,879,798	Sedgwick, Inc. 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 03/01/21	9,884,738	0.5
2,545,000	Sedgwick, Inc. 2nd Lien Term Loan, 7.627%, (US0003M + 5.750%), 02/28/22	2,560,906	0.1
5,373,000	USI, Inc. 2017 Repriced Term Loan, 5.302%, (US0003M + 3.000%), 05/16/24	5,395,835	0.2
5,820,156	VF Holding Corp Reprice Term Loan, 5.127%, (US0003M + 3.250%), 06/30/23	5,874,720	0.3
		108,437,619	5.0

	Leisure Good/Activities/Movies: 4.0%
9,202,638	24 Hour Fitness Worldwide, Inc. New Term Loan B, 6.052%, (US0003M + 3.750%), 05/28/21	9,254,403	0.4
6,783,725	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 5.552%, (US0003M + 3.250%), 09/18/24	6,835,817	0.3
8,620,000	Crown Finance US, Inc. 2018 USD Term Loan, 4.377%, (US0003M + 2.500%), 02/28/25	8,619,466	0.4
6,249,375	Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 4.377%, (US0003M + 2.500%), 02/01/24	6,271,510	0.3
8,316,210	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 03/08/24	8,383,779	0.4

See Accompanying Notes to Financial Statements

33

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Leisure Good/Activities/Movies: (continued)
530,000	Equinox Holdings, Inc. 2017 2nd Lien Term Loan, 8.877%, (US0003M + 7.000%), 09/06/24	$545,900	0.0
10,773,003	Fitness International, LLC Term Loan B, 5.377%, (US0003M + 3.250%), 07/01/20	10,883,426	0.5
3,015,000	GVC Holdings PLC 2018 USD Term Loan, 4.812%, (US0003M + 2.500%), 03/15/24	3,019,709	0.2
5,649,825	Kingpin Intermediate Holdings LLC 2017 1st Lien Term Loan B, 6.130%, (US0003M + 4.250%), 06/28/24	5,748,697	0.3
7,989,026	LTF Merger Sub, Inc. 2017 Term Loan B, 4.734%, (US0003M + 2.750%), 06/10/22	8,012,881	0.4
1,503,530	NEP/NCP Holdco, Inc. 2017 2nd Lien Term Loan, 8.740%, (US0003M + 7.000%), 01/23/23	1,518,565	0.1
5,042,657	NEP/NCP Holdco, Inc. Incremental Term Loan, 4.898%, (US0003M + 3.250%), 07/21/22	5,068,920	0.2
3,518,802	SRAM, LLC 2017 Incremental Term Loan, 5.131%, (US0003M + 3.250%), 03/15/24	3,527,598	0.2
2,888,413	UFC Holdings, LLC 1st Lien Term Loan, 5.130%, (US0003M + 3.250%), 08/18/23	2,907,820	0.1
1,560,000	Winnebago Industries, Inc. 2017 Term Loan, 5.547%, (US0003M + 3.500%), 11/08/23	1,571,700	0.1
2,845,000	Zodiac Pool Solutions LLC 2018 Term Loan B, 4.562%, (US0003M + 2.250%), 03/31/25	2,856,201	0.1
		85,026,392	4.0

	Lodging & Casinos: 4.0%
13,057,669	Amaya Holdings B.V. Repriced Term Loan B, 5.802%, (US0003M + 3.500%), 08/01/21	13,138,469	0.6
883,325	Belmond Interfin Ltd. Dollar Term Loan, 4.627%, (US0003M + 2.750%), 07/03/24	887,742	0.0

LOANS*: (continued)
	Lodging & Casinos: (continued)
13,890,188	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.627%, (US0003M + 2.750%), 12/22/24	$14,000,559	0.7
1,666,625	CBAC Borrower, LLC 2017 Term Loan B, 5.877%, (US0003M + 4.000%), 06/28/24	1,682,250	0.1
4,218,125	CityCenter Holdings, LLC 2017 Term Loan B, 4.377%, (US0003M + 2.500%), 04/18/24	4,242,181	0.2
2,497,447	Eldorado Resorts LLC 2017 Term Loan B, 4.128%, (US0003M + 2.250%), 04/17/24	2,508,374	0.1
3,371,141	ESH Hospitality, Inc. 2017 Term Loan B, 4.127%, (US0003M + 2.250%), 08/30/23	3,394,843	0.2
6,195,646	Everi Payments Inc. Term Loan B, 5.494%, (US0003M + 3.500%), 05/09/24	6,247,925	0.3
6,234,375	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 4.880%, (US0003M + 3.000%), 10/20/24	6,249,961	0.3
1,460,000	Golden Entertainment, Inc. 2017 2nd Lien Term Loan, 8.860%, (US0003M + 7.000%), 10/20/25	1,464,562	0.1
3,937,025	La Quinta Intermediate Holdings LLC Term Loan B, 4.470%, (US0003M + 2.750%), 04/14/21	3,951,766	0.2
15,877,824	Scientific Games International, Inc. 2018 Term Loan B5, 4.722%, (US0003M + 2.750%), 08/14/24	15,954,736	0.7
11,131,459	Station Casinos LLC 2016 Term Loan B, 4.380%, (US0003M + 2.500%), 06/08/23	11,176,653	0.5
		84,900,021	4.0

	Nonferrous Metals/Minerals: 0.2%
3,383,719	Fairmount Santrol, Inc. 2017 Term Loan B, 7.693%, (US0003M + 6.000%), 11/01/22	3,431,656	0.2

	Oil & Gas: 1.0%
1,200,000	Crestwood Holdings LLC 2018 Term Loan B, 9.186%, (US0003M + 7.500%), 02/28/23	1,197,000	0.1

See Accompanying Notes to Financial Statements

34

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Oil & Gas: (continued)
2,888,438		FTS International, Inc. New Term Loan B, 6.627%, (US0003M + 4.750%), 04/16/21	$2,899,870	0.1
2,545,000		Glass Mountain Pipeline, LLC Term Loan B, 6.360%, (US0003M + 4.500%), 12/13/24	2,557,725	0.1
3,344,688	(2),(3)	HGIM Corp. Term Loan B, 5.812%, (US0003M + 4.500%), 06/18/20	1,450,758	0.1
1,283,279		Limetree Bay Terminals, LLC 2017 Term Loan B, 5.854%, (US0003M + 4.000%), 02/15/24	1,286,488	0.1
328,617		Lucid Energy Group II LLC 2018 1st Lien Term Loan, 4.786%, (US0003M + 3.000%), 02/17/25	327,590	0.0
6,219,413		Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 10/30/24	6,234,961	0.3
987,489		MEG Energy Corp. 2017 Term Loan B, 5.810%, (US0003M + 3.500%), 12/31/23	989,571	0.0
3,042,375		Navitas Midstream Midland Basin, LLC Term Loan B, 6.286%, (US0003M + 4.500%), 12/13/24	3,049,981	0.1
1,119,776		Southcross Energy Partners, L.P. 1st Lien Term Loan, 6.552%, (US0003M + 4.250%), 08/04/21	1,105,079	0.1
456,646		Summit Midstream Partners Holdings, LLC Term Loan B, 7.877%, (US0003M + 6.000%), 05/13/22	463,496	0.0
			21,562,519	1.0

		Publishing: 0.5%
6,060,000		Meredith Corporation Term Loan B, 4.877%, (US0003M + 3.250%), 01/31/25	6,103,347	0.3
2,384,354		Merrill Communications, LLC 2015 Term Loan, 7.022%, (US0003M + 5.250%), 06/01/22	2,414,159	0.1
2,885,920		Tribune Media Company Term Loan C, 4.877%, (US0003M + 3.000%), 01/27/24	2,894,035	0.1

LOANS*: (continued)
		Publishing: (continued)
231,545		Tribune Media Company Term Loan, 4.877%, (US0003M + 3.000%), 12/27/20	$232,232	0.0
			11,643,773	0.5

		Radio & Television: 2.4%
4,951,864		A-L Parent LLC 2016 1st Lien Term Loan, 5.130%, (US0003M + 3.250%), 12/01/23	5,007,572	0.2
320,900		A-L Parent LLC 2017 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 12/01/23	323,307	0.0
5,478,773		CBS Radio Inc. 2017 Term Loan B, 4.623%, (US0003M + 2.750%), 11/17/24	5,507,876	0.2
6,755,040	(2)	Cumulus Media Holdings Inc. 2013 Term Loan, 4.900%, (US0003M + 3.250%), 12/23/20	5,784,003	0.3
4,040,000		Lions Gate Entertainment Corp. 2018 Term Loan B, 4.562%, (US0003M + 2.250%), 03/24/25	4,063,355	0.2
440,430		Mission Broadcasting, Inc. 2017 Term Loan B2, 4.164%, (US0003M + 2.500%), 01/17/24	442,412	0.0
3,420,012		Nexstar Broadcasting, Inc. 2017 Term Loan B2, 4.164%, (US0003M + 2.500%), 01/17/24	3,435,402	0.2
4,049,650		Raycom TV Broadcasting, LLC 2018 Term Loan B, 4.127%, (US0003M + 2.250%), 08/23/24	4,059,774	0.2
14,340,000		Sinclair Television Group Inc. 2017 Term Loan B, 4.812%, (US0003M + 2.500%), 12/12/24	14,431,346	0.7
9,521,375		Univision Communications Inc. Term Loan C5, 4.627%, (US0003M + 2.750%), 03/15/24	9,385,991	0.4
			52,441,038	2.4

		Retailers (Except Food & Drug): 4.9%
1,266,250		Abercrombie & Fitch Management Co. Term Loan B, 5.630%, (US0003M + 3.750%), 08/07/21	1,270,998	0.1
2,486,300		Academy, Ltd. 2015 Term Loan B, 5.777%, (US0003M + 4.000%), 07/01/22	1,993,185	0.1

See Accompanying Notes to Financial Statements

35

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Retailers (Except Food & Drug): (continued)
6,425,482	Ascena Retail Group, Inc. 2015 Term Loan B, 6.438%, (US0003M + 4.500%), 08/21/22	$5,718,679	0.3
2,985,000	Bass Pro Group, LLC Term Loan B, 6.877%, (US0003M + 5.000%), 09/25/24	2,960,001	0.1
5,883,967	Belk, Inc. TL B 1L, 6.458%, (US0003M + 4.750%), 12/12/22	5,122,205	0.2
9,329,500	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 5.191%, (US0003M + 3.750%), 02/03/24	9,333,745	0.4
1,285,000	BJs Wholesale Club, Inc. 2017 2nd Lien Term Loan, 9.191%, (US0003M + 7.500%), 02/03/25	1,292,630	0.1
4,119,873	General Nutrition Centers, Inc. 2018 Term Loan B, 10.590%, (US0003M + 8.750%), 03/04/21	3,888,130	0.2
954,187	General Nutrition Centers, Inc. FILO Term Loan, 8.880%, (US0003M + 7.000%), 12/31/22	978,340	0.0
10,310,269	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.377%, (US0003M + 2.500%), 08/18/23	10,336,756	0.5
7,703,991	Jo-Ann Stores, Inc. 2016 Term Loan, 6.551%, (US0003M + 5.000%), 10/20/23	7,670,286	0.4
7,327,719	Leslies Poolmart, Inc. 2016 Term Loan, 5.278%, (US0003M + 3.500%), 08/16/23	7,378,097	0.4
9,183,885	Mens Wearhouse, Inc. (The) Term Loan B, 5.202%, (US0003M + 3.500%), 06/18/21	9,219,757	0.4
2,122,386	National Vision, Inc. 2017 Repriced Term Loan, 4.627%, (US0003M + 2.750%), 11/20/24	2,125,701	0.1
7,459,443	Neiman Marcus Group, Inc. (The) 2020 TL B, 4.941%, (US0003M + 3.250%), 10/25/20	6,464,070	0.3
6,375,133	Party City Holdings Inc. 2018 Term Loan B, 4.487%, (US0003M + 2.750%), 08/19/22	6,407,895	0.3

LOANS*: (continued)
	Retailers (Except Food & Drug): (continued)
7,754,305	Petco Animal Supplies, Inc. 2017 Term Loan B, 4.772%, (US0003M + 3.000%), 01/26/23	$5,715,567	0.3
14,457,050	PetSmart, Inc., 4.680%, (US0003M + 3.000%), 03/11/22	11,637,926	0.5
5,150,000	Shutterfly, Inc. Term Loan B2, 5.062%, (US0003M + 2.750%), 08/17/24	5,188,625	0.2
		104,702,593	4.9

	Steel: 0.3%
7,225,000	GrafTech Finance, Inc. 2018 Term Loan B, 5.240%, (US0003M + 3.500%), 02/12/25	7,234,031	0.3

	Surface Transport: 1.1%
1,098,900	AI Mistral Holdco Limited 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 03/09/24	1,095,810	0.1
8,360,000	Navistar International Corporation 2017 1st Lien Term Loan B, 5.210%, (US0003M + 3.500%), 11/06/24	8,430,541	0.4
3,592,464	OSG Bulk Ships, Inc OBS Term Loan, 6.040%, (US0003M + 4.250%), 08/05/19	3,466,728	0.2
3,152,100	PODS, LLC Term Loan B3, 4.711%, (US0003M + 3.000%), 12/06/24	3,177,055	0.1
6,775,649	XPO Logistics, Inc. 2018 Term Loan B, 3.920%, (US0003M + 2.000%), 02/24/25	6,808,260	0.3
		22,978,394	1.1

	Telecommunications: 5.4%
2,977,500	Altice Financing SA 2017 USD Term Loan B, 4.470%, (US0003M + 2.750%), 07/15/25	2,928,187	0.1
1,965,075	Altice Financing SA USD 2017 1st Lien Term Loan, 4.470%, (US0003M + 2.750%), 01/31/26	1,932,529	0.1
1,150,000	Asurion LLC 2017 2nd Lien Term Loan, 7.877%, (US0003M + 6.000%), 08/04/25	1,183,781	0.1
10,758,856	Asurion LLC 2017 Term Loan B4, 4.627%, (US0003M + 2.750%), 08/04/22	10,833,942	0.5

See Accompanying Notes to Financial Statements

36

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Telecommunications: (continued)
8,455,158	Asurion LLC 2018 Term Loan B6, 4.627%, (US0003M + 2.750%), 11/03/23	$8,521,590	0.4
7,261,800	Avaya, Inc. Exit Term Loan B, 6.536%, (US0003M + 4.750%), 12/15/24	7,326,096	0.3
9,576,000	CenturyLink, Inc. 2017 Term Loan B, 4.627%, (US0003M + 2.750%), 01/31/25	9,441,342	0.4
9,944,114	Communications Sales & Leasing, Inc. 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 10/24/22	9,588,244	0.5
6,752,803	Consolidated Communications, Inc. 2016 Term Loan B, 4.880%, (US0003M + 3.000%), 10/04/23	6,667,549	0.3
525,000	Encompass Digital Media, Inc. 2nd Lien Term Loan, 10.060%, (US0003M + 7.750%), 06/06/22	441,000	0.0
4,194,300	Global Tel*Link Corporation 1st Lien Term Loan, 6.302%, (US0003M + 4.000%), 05/23/20	4,222,263	0.2
850,000	Global Tel*Link Corporation 2nd Lien Term Loan, 10.552%, (US0003M + 7.750%), 11/23/20	850,000	0.0
6,000,000	Level 3 Financing Inc. 2017 Term Loan B, 4.111%, (US0003M + 2.250%), 02/22/24	6,015,468	0.3
1,976,693	Lumos Networks Operating Company MTN Topco Term Loan, 5.562%, (US0003M + 3.250%), 11/17/24	1,992,135	0.1
2,018,307	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 4.981%, (US0003M + 3.250%), 11/15/24	2,034,074	0.1
9,975,000	Numericable Group SA USD Term Loan B12, 4.720%, (US0003M + 3.000%), 01/31/26	9,680,737	0.5
3,451,350	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 11/01/24	3,493,198	0.2

LOANS*: (continued)
	Telecommunications: (continued)
7,603,200	Sprint Communications, Inc. 1st Lien Term Loan B, 4.438%, (US0003M + 2.500%), 02/02/24	$7,613,890	0.4
4,830,000	Syniverse Holdings, Inc. 2018 1st Lien Term Loan, 6.718%, (US0003M + 5.000%), 03/09/23	4,894,147	0.2
1,690,000	Syniverse Holdings, Inc. 2018 2nd Lien Term Loan, 10.718%, (US0003M + 9.000%), 03/11/24	1,719,575	0.1
6,825,000	Telenet International Finance S.a.r.l. USD Term Loan AL, 4.277%, (US0003M + 2.500%), 03/01/26	6,866,435	0.3
2,633,676	U.S. Telepacific Corporation 2017 Term Loan B, 7.302%, (US0003M + 5.000%), 05/02/23	2,559,604	0.1
5,074,595	Windstream Corporation Repriced Term Loan B6, 5.810%, (US0003M + 4.000%), 03/29/21	4,886,414	0.2
		115,692,200	5.4

	Utilities: 2.2%
8,778,000	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.377%, (US0003M + 2.500%), 01/15/25	8,813,270	0.4
3,004,963	Dayton Power & Light Company (The) Term Loan B, 3.880%, (US0003M + 3.250%), 08/24/22	3,020,925	0.1
6,239,557	Dynegy Inc. 2017 Term Loan C2, 4.604%, (US0003M + 2.750%), 02/07/24	6,286,354	0.3
1,995,070	EFS Cogen Holdings I LLC 2016 Term Loan B, 5.560%, (US0003M + 3.500%), 06/28/23	2,012,277	0.1
1,326,095	Entergy Rhode Island State Energy, L.P. Term Loan B, 6.630%, (US0003M + 4.750%), 12/17/22	1,336,041	0.1
5,160,358	Helix Gen Funding, LLC Term Loan B, 5.627%, (US0003M + 3.750%), 06/02/24	5,216,978	0.2
1,945,000	Longview Power LLC Term Loan B, 7.780%, (US0003M + 6.000%), 04/13/21	1,619,212	0.1

See Accompanying Notes to Financial Statements

37

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Utilities: (continued)
1,528,000	Middle River Power LLC Term Loan B, 8.731%, (US0003M + 7.000%), 10/18/22	$1,474,520	0.1
2,249,382	Nautilus Power, LLC Term Loan B, 6.127%, (US0003M + 4.250%), 05/16/24	2,284,529	0.1
1,326,885	Southeast PowerGen, LLC Term Loan B, 5.380%, (US0003M + 3.500%), 12/02/21	1,253,907	0.1
6,826,870	TEX Operations Co. LLC Exit Term Loan B, 4.377%, (US0003M + 2.500%), 08/04/23	6,881,485	0.3
1,212,857	TEX Operations Co. LLC Exit Term Loan C, 4.377%, (US0003M + 2.500%), 08/04/23	1,222,560	0.1
4,391,967	TPF II Power, LLC Term Loan B, 5.627%, (US0003M + 3.750%), 10/02/23	4,464,707	0.2
989,975	Vistra Operations Company LLC 2016 Term Loan B2, 4.075%, (US0003M + 2.250%), 12/14/23	997,134	0.0
		46,883,899	2.2
	Total Loans (Cost $2,003,653,162)	2,000,142,118	93.2

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.0%
42,798	(3)	Everyware Global, Inc.	$361,130	0.0
57,165	(3)	Millennium Health, LLC	1,143	0.0
—	(3),(4)	Millennium Health, LLC Corporate Claims Trust	—	0.0
222	(3)	Southcross Holdings GP LLC	—	0.0
222	(3)	Southcross Holdings LP Class A	66,600	0.0
		Total Equities and Other Assets (Cost $943,781)	428,873	0.0
		Total Long-Term Investments (Cost $2,004,596,943)	2,000,570,991	93.2

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 11.9%
		Money Market Fund: 11.9%
255,998,902	(5)	State Street Institutional Liquid Reserves Fund — Premier Class, 1.770% (Cost $255,993,249)	$255,947,702	11.9
		Total Short-Term Investments (Cost $255,993,249)	255,947,702	11.9

		Total Investments (Cost $2,260,590,192)	$2,256,518,693	105.1
		Liabilities in Excess of Other Assets	(110,344,303)	(5.1)
		Net Assets	$2,146,174,390	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 9 for additional details.
(2)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.
(3)	Non-income producing security.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Rate shown is the 7-day yield as of March 31, 2018.

Reference Rate Abbreviations:

PRIME            -        Federal Reserve Bank Prime Loan Rate

US0001M       -        1-month LIBOR

US0003M       -        3-month LIBOR

See Accompanying Notes to Financial Statements

38

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2018 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2018
Asset Table
Investments, at fair value
Loans	$—	$2,000,142,118	$—	$2,000,142,118
Equities and Other Assets	—	428,873	—	428,873
Short-Term Investments	255,947,702	—	—	255,947,702
Total Investments, at fair value	$255,947,702	$2,000,570,991	$—	$2,256,518,693

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $2,260,720,919.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$11,963,076
Gross Unrealized Depreciation	(16,165,302)
Net Unrealized Depreciation	$(4,202,226)

See Accompanying Notes to Financial Statements

39

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2018 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.3539
Class C	NII	$0.2798
Class I	NII	$0.3801
Class P	NII	$0.4452
Class R	NII	$0.3293
Class W	NII	$0.3801
All Classes	ROC	$0.0163

NII — Net investment income

ROC — Return of capital

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 95.79% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

40

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999– Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015–Present	Retired.	151	None.

41

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	February 2002–Present	Retired.	151	None.

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007–Present	Senior Managing Director, Head of the Client Group, Voya Investment Management (March 2009–Present). President and Chief Executive Officer, Voya Investments, LLC (December 2006–March 2018).	151	Voya Investments Distributor, LLC (December 2005–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2018.

(3)	Prior to May 18, 2018, Mr. Mathews was deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his previous affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates. Effective May 18, 2018, Shaun P. Mathews is no longer an “interested person” of the Trust and effective July 10, 2018, Dina Santoro will be an “interested person” of the Trust.

42

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003–September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005 Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 47	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

43

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016–Present
Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018); Assistant Vice President, Voya Investment Management (March 2011–March 2014).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006–Present
Vice President–Mutual Fund Product Development, Voya Investments, LLC (July 2012 –Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013–Present
Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President–Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President–Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

44

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and Voya Funds Trust (the “Trust”), on behalf of Voya Floating Rate Fund, a series of the Trust (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of the Management Contract and the Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and

45

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

regulatory compliance of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.

Fund Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category, Selected Peer Group and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services to Other Clients

The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Fund and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Fund and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when the Fund first was organized; differences in the original sponsors of the funds or other clients that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered the fee

46

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

waivers, expense limitations and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving the Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. The Fund’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the three-year and five-year periods, but underperformed for the year-to-date and one-year periods; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account Management’s representations regarding: (1) the effect that the composition of the Fund’s Morningstar category had on the Fund’s performance relative to its peers due to, among other matters, the Fund’s greater level of investment in higher rated securities; and (2) the competitiveness of the Fund’s performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is below the median and the

47

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

48

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163061 (0318-052318)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $175,325 for the year ended March 31, 2018 and $165,325 for the year ended March 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $16,200 for the year ended March 31, 2018 and $16,200 for the year ended March 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $53,696 for the year ended March 31, 2018 and $53,767 for the year ended March 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2018 and $0 for the year ended March 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended March 31, 2018 and March 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Funds Trust	$69,896	$69,967
Voya Investments, LLC (1)	$74,750	$93,000

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, (the “Funds”), each a series of Voya Funds Trust, including the summary portfolios of investments, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of March 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

May 24, 2018

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 63.5%
1,467,415		Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	1,802,670	0.2
2,439,187		Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	2,961,286	0.3
9,218,033		Fannie Mae 2005-17 B, 6.500%, (US0001M + 0.000%), 03/25/2035	10,501,430	1.0
2,376,546		Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,739,234	0.3
1,112,786		Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,198,660	0.1
11,940,575	(1)	Fannie Mae 2010-150 PS, 4.729%, (-1.000*US0001M + 6.600%), 12/25/2039	934,859	0.1
7,480,875	(1)	Fannie Mae 2010-95 SB, 4.729%, (-1.000*US0001M + 6.600%), 09/25/2040	873,089	0.1
4,500,513		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	4,855,796	0.5
12,951,551	(1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	1,767,707	0.2
1,911,844		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	2,132,886	0.2
3,371,657		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,457,476	0.3
174,815		Fannie Mae REMIC Trust 2004-61 SH, 16.506%, (-3.998*US0001M + 23.988%), 11/25/2032	234,793	0.0
3,165,627		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,471,983	0.3
1,519,429	(1)	Fannie Mae REMIC Trust 2005-17 ES, 4.879%, (-1.000*US0001M + 6.750%), 03/25/2035	163,431	0.0
1,166,403		Fannie Mae REMIC Trust 2005-59 NQ, 12.196%, (-2.500*US0001M + 16.875%), 05/25/2035	1,426,289	0.1
1,121,357		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	1,183,801	0.1
369,505		Fannie Mae REMIC Trust 2006-115 ES, 19.074%, (-4.000*US0001M + 26.560%), 12/25/2036	501,879	0.1
2,738,464	(1)	Fannie Mae REMIC Trust 2006-36 SP, 4.829%, (-1.000*US0001M + 6.700%), 05/25/2036	317,694	0.0
5,660,259	(1)	Fannie Mae REMIC Trust 2006-79 SH, 4.579%, (-1.000*US0001M + 6.450%), 08/25/2036	956,078	0.1
520,032		Fannie Mae REMIC Trust 2009-12 LK, 9.240%, 03/25/2039	558,394	0.1
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,160,066	0.2
6,000,000		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	6,258,632	0.6
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,580,756	0.6
2,179,155		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,224,920	0.2
4,050,489	(1)	Fannie Mae REMIC Trust 2012-128 VS, 4.379%, (-1.000*US0001M + 6.250%), 06/25/2042	487,734	0.1
9,734,805	(1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	928,088	0.1
4,770,116	(1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	778,929	0.1
4,294,106	(1)	Fannie Mae REMIC Trust 2012-68 SD, 4.829%, (-1.000*US0001M + 6.700%), 06/25/2032	653,472	0.1
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	3,323,186	0.3
1,596,024	(1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	196,668	0.0
4,478,782	(1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	544,872	0.1
7,379,877		Fannie Mae Series 2016-51 S, 4.049%, (-1.000*US0001M + 5.920%), 10/25/2043	7,145,923	0.7
2,819,927		Freddie Mac 3770 GA, 4.500%, 10/15/2040	2,990,837	0.3
4,126,547		Freddie Mac REMIC Trust 2005-S001 2A2, 1.771%, (US0001M + 0.150%), 09/25/2045	4,054,091	0.4
671,376		Freddie Mac REMIC Trust 2653 SC, 5.968%, (-0.500*US0001M + 6.800%), 07/15/2033	711,786	0.1

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,155,462		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,310,934	0.1
281,073		Freddie Mac REMIC Trust 3012 ST, 15.564%, (-3.600*US0001M + 21.960%), 04/15/2035	364,285	0.0
584,618		Freddie Mac REMIC Trust 3065 DC, 14.530%, (-3.000*US0001M + 19.860%), 03/15/2035	772,143	0.1
974,738		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	1,063,289	0.1
6,471,469	(1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	143,290	0.0
615,739	(1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	112,255	0.0
275,992	(1)	Freddie Mac REMIC Trust 3753 PS, 4.323%, (-1.000*US0001M + 6.100%), 06/15/2040	10,845	0.0
700,697		Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	724,149	0.1
4,081,887		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	4,246,099	0.4
1,983,286	(1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	279,038	0.0
1,133,784		Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,297,086	0.1
274,921	(1)	Freddie Mac-Ginnie Mae Series 21 SA, 6.129%, (-1.000*US0001M + 8.000%), 10/25/2023	31,299	0.0
1,820,981		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,975,240	0.2
4,787,213		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	5,562,503	0.5
665,728		Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	837,798	0.1
500,175		Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	659,384	0.1
2,893,151		Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	3,476,478	0.3
1,050,516		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	1,133,787	0.1
3,323,044		Ginnie Mae 2009-H01 FA, 2.972%, (US0001M + 1.150%), 11/20/2059	3,357,302	0.3
2,000,000		Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,207,919	0.2
3,641,910		Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	3,983,206	0.4
7,061,985	(2)	Ginnie Mae 2011-70 PO, 05/16/2041	5,748,309	0.6
5,164,731		Ginnie Mae 2012-H14 FK, 2.155%, (US0001M + 0.580%), 07/20/2062	5,191,459	0.5
5,687,554	(1)	Ginnie Mae 2014-107 XS, 3.814%, (-1.000*US0001M + 5.600%), 07/16/2044	649,458	0.1
2,788,161	(1)	Ginnie Mae 2014-96 SQ, 3.814%, (-1.000*US0001M + 5.600%), 07/16/2044	322,181	0.0
4,047,597		Ginnie Mae 2015-H13 FG, 1.975%, (US0001M + 0.400%), 04/20/2065	4,046,453	0.4
29,562,860	(1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	4,527,534	0.4
4,257,427	(1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	452,257	0.0
25,228,209		Ginnie Mae 2016-H20 FB, 2.125%, (US0001M + 0.550%), 09/20/2066	25,357,145	2.5
24,209,726		Ginnie Mae 2016-H23 F, 2.325%, (US0001M + 0.750%), 10/20/2066	24,481,892	2.4
196,157		Ginnie Mae Series 2002-11 TS, 15.641%, (-3.000*US0001M + 21.000%), 02/16/2032	237,888	0.0
1,518,532	(1)	Ginnie Mae Series 2002-76 SG, 5.814%, (-1.000*US0001M + 7.600%), 10/16/2029	226,501	0.0
5,208,531		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	5,498,029	0.5
188,820		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	206,457	0.0
1,728,314		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,860,886	0.2
1,105,757		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	1,190,661	0.1
4,638,268		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	4,975,784	0.5
162,091		Ginnie Mae Series 2004-87 SB, 5.587%, (-1.154*US0001M + 7.673%), 03/17/2033	165,237	0.0
1,744,063	(1)	Ginnie Mae Series 2004-98 SA, 4.878%, (-1.000*US0001M + 6.700%), 11/20/2034	309,778	0.0
1,583,370		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	1,721,104	0.2
494,120	(1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	90,057	0.0
1,357,369	(1)	Ginnie Mae Series 2005-7 AH, 4.984%, (-1.000*US0001M + 6.770%), 02/16/2035	200,928	0.0
1,261,909	(1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	290,380	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

812,372		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	880,339	0.1
558,381		Ginnie Mae Series 2005-91 UP, 10.727%, (-2.000*US0001M + 14.300%), 09/16/2031	636,002	0.1
7,029,568		Ginnie Mae Series 2005-96 Z, 5.500%, 12/16/2035	7,604,758	0.8
11,219,658		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	13,007,964	1.3
1,808,952		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	2,020,184	0.2
13,053,171	(1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	128,707	0.0
3,299,244		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	3,621,150	0.4
2,730,224	(1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	767,904	0.1
114,076		Ginnie Mae Series 2007-37 S, 18.750%, (-3.667*US0001M + 25.300%), 04/16/2037	130,144	0.0
169,590		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	181,231	0.0
138,857		Ginnie Mae Series 2007-5 MT, 2.042%, (US0001M + 0.000%), 02/20/2034	138,651	0.0
3,421,447	(1)	Ginnie Mae Series 2007-53 SC, 4.678%, (-1.000*US0001M + 6.500%), 09/20/2037	544,621	0.1
93,383		Ginnie Mae Series 2007-53 SW, 14.739%, (-3.000*US0001M + 20.205%), 09/20/2037	117,266	0.0
1,691,527		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,816,939	0.2
3,137,644		Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/2037	3,474,227	0.3
2,601,737		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,029,078	0.3
891,991	(1)	Ginnie Mae Series 2008-3 SA, 4.728%, (-1.000*US0001M + 6.550%), 01/20/2038	138,001	0.0
1,856,793	(1)	Ginnie Mae Series 2008-40 PS, 4.714%, (-1.000*US0001M + 6.500%), 05/16/2038	274,431	0.0
3,993,932	(1)	Ginnie Mae Series 2008-82 SA, 4.178%, (-1.000*US0001M + 6.000%), 09/20/2038	529,510	0.1
6,092,607	(1)	Ginnie Mae Series 2009-110 SA, 4.564%, (-1.000*US0001M + 6.350%), 04/16/2039	603,712	0.1
726,986		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	774,612	0.1
2,201,602		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	2,373,173	0.2
1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,131,373	0.1
4,331,852		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	4,615,800	0.5
3,998,976		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	4,182,111	0.4
2,742,054		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,075,180	0.3
420,624	(1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	16,299	0.0
1,652,239		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,169,029	0.2
4,918,796		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	6,946,346	0.7
2,931,954		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	3,746,707	0.4
1,509,557	(1)	Ginnie Mae Series 2009-66 QS, 4.278%, (-1.000*US0001M + 6.100%), 07/20/2039	160,857	0.0
2,941,826		Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/2039	3,184,213	0.3
1,439,121	(1)	Ginnie Mae Series 2009-77 SA, 4.364%, (-1.000*US0001M + 6.150%), 09/16/2039	192,242	0.0
3,188,590		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	3,603,633	0.4
889,713		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,105,427	0.1
554,676		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	589,935	0.1
3,854,328	(1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	540,335	0.1
2,929,542	(1)	Ginnie Mae Series 2010-116 NS, 4.864%, (-1.000*US0001M + 6.650%), 09/16/2040	407,264	0.0
319,191	(1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	41,250	0.0
1,500,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,607,488	0.2
2,105,449	(1)	Ginnie Mae Series 2010-158 SA, 4.228%, (-1.000*US0001M + 6.050%), 12/20/2040	317,139	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

903,642	(1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	37,408	0.0
5,909,150	(1)	Ginnie Mae Series 2010-166 GS, 4.178%, (-1.000*US0001M + 6.000%), 12/20/2040	757,021	0.1
3,089,823	(1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	376,374	0.0
3,125,000		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	3,266,693	0.3
5,764,713		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	5,838,168	0.6
927,315	(1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	113,003	0.0
2,100,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,303,506	0.2
2,123,551	(1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	573,477	0.1
5,277,460		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	6,038,210	0.6
2,510,796		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	2,665,004	0.3
11,159,943		Ginnie Mae Series 2010-61 EZ, 5.000%, 05/20/2040	11,876,471	1.2
774,448	(1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/2038	29,416	0.0
1,450,818	(1)	Ginnie Mae Series 2010-9 SB, 4.678%, (-1.000*US0001M + 6.500%), 09/20/2038	71,333	0.0
7,140,545		Ginnie Mae Series 2010-H01 FA, 2.451%, (US0001M + 0.820%), 01/20/2060	7,202,193	0.7
8,626,315		Ginnie Mae Series 2010-H10 FB, 2.631%, (US0001M + 1.000%), 05/20/2060	8,772,657	0.9
9,072,108		Ginnie Mae Series 2010-H10 FC, 2.631%, (US0001M + 1.000%), 05/20/2060	9,201,406	0.9
10,422,523		Ginnie Mae Series 2010-H20 AF, 1.905%, (US0001M + 0.330%), 10/20/2060	10,398,854	1.0
640,621	(1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	100,110	0.0
225,693		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	247,209	0.0
560,673		Ginnie Mae Series 2011-169 BG, 5.413%, 04/16/2039	594,598	0.1
6,630,689		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	6,833,288	0.7
1,863,394		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	1,954,117	0.2
9,819,623	(1)	Ginnie Mae Series 2011-73 LS, 4.868%, (-1.000*US0001M + 6.690%), 08/20/2039	908,840	0.1
1,451,571		Ginnie Mae Series 2011-H07 FA, 2.075%, (US0001M + 0.500%), 02/20/2061	1,454,265	0.1
3,038,615	(1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	395,330	0.0
3,754,080	(1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	378,374	0.0
973,357	(1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	123,061	0.0
11,845,043	(1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	1,195,849	0.1
777,894	(1)	Ginnie Mae Series 2012-34 MS, 4.914%, (-1.000*US0001M + 6.700%), 04/16/2041	113,528	0.0
304,331		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	308,864	0.0
6,572,876	(1)	Ginnie Mae Series 2012-48 SA, 4.864%, (-1.000*US0001M + 6.650%), 04/16/2042	1,296,227	0.1
9,166,692	(1)	Ginnie Mae Series 2012-60 SG, 4.314%, (-1.000*US0001M + 6.100%), 05/16/2042	1,416,753	0.1
2,477,252	(1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	352,517	0.0
1,086	(1)	Ginnie Mae Series 2012-98 WI, 4.500%, 02/20/2038	–	–
2,673,182		Ginnie Mae Series 2012-H11 VA, 2.225%, (US0001M + 0.650%), 05/20/2062	2,696,962	0.3
30,206,603		Ginnie Mae Series 2012-H12 FB, 2.625%, (US0001M + 1.050%), 02/20/2062	30,699,717	3.0
2,318,838		Ginnie Mae Series 2012-H20 BA, 2.135%, (US0001M + 0.560%), 09/20/2062	2,327,242	0.2
3,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	3,145,857	0.3
1,289,772		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,197,723	0.1
1,900,000	(1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	596,474	0.1
1,863,913	(1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	306,903	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

9,643,286	(1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	1,498,511	0.2
5,195,337	(1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	409,238	0.0
2,571,661		Ginnie Mae Series 2013-H08 BF, 1.975%, (US0001M + 0.400%), 03/20/2063	2,568,210	0.3
5,457,158		Ginnie Mae Series 2013-H10 FT, 2.240%, (H15T1Y + 0.450%), 04/20/2063	5,475,078	0.5
4,174,272		Ginnie Mae Series 2013-H14 FC, 2.045%, (US0001M + 0.470%), 06/20/2063	4,180,777	0.4
1,407,936		Ginnie Mae Series 2013-H18 BA, 2.175%, (US0001M + 0.600%), 07/20/2063	1,414,800	0.1
4,266,409		Ginnie Mae Series 2013-H19 DF, 2.225%, (US0001M + 0.650%), 05/20/2063	4,289,324	0.4
12,175,134		Ginnie Mae Series 2013-H19 FC, 2.175%, (US0001M + 0.600%), 08/20/2063	12,231,505	1.2
3,513,022		Ginnie Mae Series 2013-H20 FB, 2.575%, (US0001M + 1.000%), 08/20/2063	3,565,300	0.4
4,428,768		Ginnie Mae Series 2013-H23 FA, 2.875%, (US0001M + 1.300%), 09/20/2063	4,532,165	0.4
9,617,820		Ginnie Mae Series 2013-H23 TA, 2.295%, (US0001M + 0.720%), 09/20/2063	9,699,996	1.0
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	2,897,840	0.3
5,584,582		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	5,783,717	0.6
4,650,531	(1)	Ginnie Mae Series 2014-30 ES, 3.178%, (-1.000*US0001M + 5.000%), 03/20/2040	484,654	0.1
11,887,604		Ginnie Mae Series 2015-10 Q, 2.275%, 10/20/2044	10,602,797	1.0
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	12,289,410	1.2
4,074,464	(1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	679,535	0.1
10,749,595		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	10,542,718	1.0
45,342,129		Ginnie Mae Series 2015-H31 FT, 2.225%, (US0001M + 0.650%), 11/20/2065	45,507,097	4.5
17,791,700	(1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	3,247,341	0.3
8,662,181		Ginnie Mae Series 2016-5 AB, 4.676%, 01/20/2046	9,133,196	0.9
29,367,106		Ginnie Mae Series 2016-H08 FT, 2.295%, (US0001M + 0.720%), 02/20/2066	29,520,666	2.9
2,597,411		Ginnie Mae Series 2017-182 ZL, 3.000%, 12/20/2047	2,580,239	0.3
51,808,043		Ginnie Mae Series 2017-H23 FC, 2.025%, (US0001M + 0.450%), 11/20/2067	51,872,264	5.1
1,568,096		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,578,390	0.2

	Total Collateralized Mortgage Obligations
	(Cost $651,765,804)		646,553,104	63.5

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
1,079,294	(3)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.703%, 07/26/2033	1,116,311	0.1
162,756	(3)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	169,669	0.0
124,056	(3)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	124,785	0.0
199,460	(3)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.500%, 05/25/2032	203,212	0.1

	Total Asset-Backed Securities
	(Cost $1,649,804)		1,613,977	0.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.5%
666,659		Ginnie Mae 2004-23 Z, 5.586%, 03/16/2044	691,208	0.1
7,736,843	(1)	Ginnie Mae 2006-67 IO, 0.571%, 11/16/2046	37,370	0.0
713,881		Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	730,168	0.1
1,779,505		Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	1,836,116	0.2
243,831	(1)	Ginnie Mae 2008-45 IO, 0.849%, 02/16/2048	1,041	0.0
660,828		Ginnie Mae 2009-115 D, 4.660%, 01/16/2050	667,807	0.0
4,105,318	(1)	Ginnie Mae 2010-122 IO, 0.285%, 02/16/2044	83,469	0.0
80,261	(1)	Ginnie Mae 2010-123 IA, 2.083%, 10/16/2052	2,576	0.0
31,289,878	(1)	Ginnie Mae 2011-47 IO, 0.020%, 01/16/2051	316,441	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

868,486		Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	890,726	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $5,134,249)		5,256,922	0.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 67.4%
		Federal Home Loan Mortgage Corporation: 5.2%(4)
5,971,412		3.500%, 12/01/2047	5,994,409	0.6
34,000,000	(5)	3.500%, 04/01/2048	34,081,985	3.4
7,044,000	(5)	4.000%, 05/01/2048	7,218,724	0.7
156,603		5.290%, 10/01/2037	168,728	0.0
28,506		5.410%, 07/01/2037	30,829	0.0
27,736		5.410%, 08/01/2037	29,991	0.0
20,608		5.410%, 08/01/2037	22,283	0.0
67,581		5.440%, 01/01/2037	73,162	0.0
24,461		5.440%, 02/01/2037	26,483	0.0
54,855		5.440%, 04/01/2037	59,381	0.0
44,841		5.440%, 08/01/2037	48,529	0.0
33,519		5.440%, 09/01/2037	36,285	0.0
32,192		5.440%, 02/01/2038	34,859	0.0
8,004		5.440%, 06/01/2038	8,661	0.0
113,661		5.450%, 12/01/2037	122,391	0.0
147,625		5.450%, 12/01/2037	158,329	0.0
165,253		5.460%, 05/01/2037	179,995	0.0
74,981		5.460%, 08/01/2037	81,197	0.0
41,653		5.460%, 01/01/2038	44,854	0.0
89,610		5.480%, 08/01/2037	97,122	0.0
81,515		5.480%, 10/01/2037	87,669	0.0
167,428		5.500%, 08/01/2037	182,108	0.0
100,507		5.500%, 11/01/2037	108,971	0.0
30,537		5.500%, 04/01/2038	33,130	0.0
41,364		5.520%, 09/01/2037	44,901	0.0
19,290		5.520%, 10/01/2037	20,943	0.0
33,620		5.520%, 01/01/2038	36,503	0.0
69,466		5.620%, 12/01/2036	75,760	0.0
107,068		5.620%, 03/01/2037	116,770	0.0
73,508		5.620%, 08/01/2037	80,165	0.0
54,235		5.620%, 12/01/2037	59,140	0.0
375,199		5.625%, 12/01/2036	410,656	0.1
291,522		5.625%, 01/01/2037	318,109	0.1
39,505		5.625%, 01/01/2037	43,082	0.0
29,960		5.625%, 02/01/2037	32,667	0.0
70,256		5.625%, 03/01/2037	76,617	0.0
187,789		5.625%, 03/01/2037	204,818	0.0
101,027		5.625%, 06/01/2037	110,175	0.0
90,989		5.625%, 07/01/2037	99,248	0.0
47,239		5.625%, 07/01/2037	51,527	0.0
119,681		5.625%, 02/01/2038	130,572	0.0
844,400		5.750%, 09/01/2037	938,365	0.1
330,834		5.750%, 10/01/2037	364,161	0.1
219,743		5.750%, 11/01/2037	241,107	0.1
59,109		5.750%, 12/01/2037	64,834	0.0
105,098		6.090%, 12/01/2037	116,983	0.0
11,170		7.500%, 01/01/2030	12,812	0.0
9,697		8.000%, 01/01/2030	9,724	0.0
6,774		9.500%, 07/01/2020	6,782	0.0
			52,596,496	5.2

		Federal National Mortgage Association: 5.1%(4)
5,025,308		3.000%, 12/01/2042	4,949,386	0.5
4,366,699		3.000%, 08/01/2043	4,300,753	0.4
8,892,265		3.500%, 03/01/2046	8,961,682	0.9
14,768,598		4.000%, 05/01/2042	15,285,158	1.5
1,995,359		4.000%, 05/01/2045	2,052,412	0.2
842,273		4.250%, 08/01/2035	878,794	0.1
388,204		4.750%, 11/01/2034	411,301	0.1
764,547		4.750%, 11/01/2034	815,648	0.1
536,735		4.750%, 02/01/2035	569,539	0.1
779,673		4.750%, 04/01/2035	832,297	0.1
880,082		4.750%, 05/01/2035	939,177	0.1
146,300		4.750%, 07/01/2035	154,657	0.0
941,739		4.750%, 07/01/2035	1,005,018	0.1
155,284		5.000%, 02/01/2033	166,090	0.0
150,678		5.000%, 07/01/2033	161,163	0.0
93,863		5.000%, 03/01/2036	100,395	0.0
408,252		5.000%, 05/01/2036	438,688	0.1
165,923		5.030%, 05/01/2037	177,469	0.0
302,853		5.030%, 09/01/2037	324,131	0.0
52,911		5.155%, 11/01/2036	56,786	0.0
364,393		5.155%, 01/01/2037	392,004	0.1
86,920		5.250%, 04/01/2032	93,642	0.0
170,908		5.250%, 04/01/2032	184,133	0.0
29,918		5.280%, 11/01/2036	32,239	0.0
207,971		5.280%, 11/01/2036	224,165	0.0
50,464		5.280%, 01/01/2037	54,378	0.0
77,442		5.290%, 06/01/2037	83,550	0.0
218,268		5.290%, 08/01/2037	235,606	0.0
358,118		5.290%, 09/01/2037	386,475	0.1
405,405		5.290%, 09/01/2037	428,691	0.1
365,039		5.290%, 09/01/2037	380,255	0.1
83,150		5.290%, 09/01/2037	89,726	0.0
326,092		5.290%, 11/01/2037	337,109	0.1
90,090		5.290%, 12/01/2037	98,716	0.0
288,954		5.290%, 04/01/2038	315,401	0.0
58,219		5.300%, 09/01/2036	62,775	0.0
26,453		5.300%, 10/01/2036	28,531	0.0
39,143		5.300%, 10/01/2036	42,202	0.0
155,893		5.300%, 12/01/2036	168,152	0.0
136,095		5.300%, 12/01/2036	146,754	0.0
73,875		5.300%, 02/01/2037	79,666	0.0
153,718		5.300%, 05/01/2037	165,874	0.0
425,679		5.300%, 08/01/2037	459,908	0.1
65,767		5.350%, 04/01/2029	71,278	0.0
47,110		5.350%, 09/01/2029	51,145	0.0
302,355		5.390%, 12/01/2037	327,284	0.0
75,631		5.390%, 05/01/2038	83,461	0.0
286,765		5.405%, 11/01/2036	310,420	0.0
260,033		5.405%, 02/01/2037	281,391	0.0
172,730		5.440%, 08/01/2047	181,537	0.0
303,115		5.440%, 08/01/2047	319,041	0.0
292,197		5.440%, 08/01/2047	312,838	0.0
167,842		5.440%, 08/01/2047	179,660	0.0
184,345		5.440%, 09/01/2047	193,807	0.0
498,567		5.440%, 10/01/2047	534,665	0.1
98,484		5.440%, 05/01/2048	105,202	0.0
116,076		5.620%, 12/01/2036	121,786	0.0
111,026		5.740%, 07/01/2037	122,032	0.0
168,726		5.740%, 07/01/2037	185,377	0.0
93,250		5.740%, 08/01/2037	102,464	0.0
141,466		5.740%, 08/01/2037	155,492	0.0
200,376		5.740%, 08/01/2037	209,826	0.0
52,903		5.875%, 06/01/2035	54,477	0.0
155,082		5.890%, 07/01/2047	165,968	0.0
373,364		5.890%, 08/01/2047	400,531	0.1
115,698		5.890%, 08/01/2047	123,765	0.0
117,140		5.890%, 10/01/2047	125,966	0.0
35,392		5.900%, 09/01/2028	38,702	0.0
103,842		6.600%, 07/01/2027	110,208	0.0
56,906		6.600%, 09/01/2027	60,232	0.0
37,711		6.600%, 11/01/2027	37,972	0.0
76,233		6.600%, 06/01/2028	79,227	0.0
19,836		7.500%, 05/01/2028	19,952	0.0
			52,136,202	5.1

		Government National Mortgage Association: 57.1%
174,332,000	(5)	3.000%, 04/01/2044	171,522,941	16.9

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

749,163		3.000%, 11/20/2045	737,789	0.1
124,233		3.000%, 12/20/2045	122,345	0.0
357,923		3.000%, 12/20/2045	352,641	0.0
514,044		3.000%, 12/20/2045	506,771	0.1
550,120		3.000%, 01/20/2046	542,393	0.1
6,117,630		3.500%, 09/20/2045	6,179,135	0.6
3,114,514		3.500%, 08/20/2046	3,148,957	0.3
9,153,564		3.500%, 08/20/2046	9,263,739	0.9
1,085,176		3.500%, 09/20/2046	1,097,177	0.1
3,333,550		3.500%, 09/20/2046	3,370,174	0.3
1,481,769		3.500%, 09/20/2046	1,499,535	0.2
1,288,964		3.500%, 09/20/2046	1,303,220	0.1
3,134,117		3.500%, 09/20/2046	3,174,623	0.3
10,152,931		3.500%, 09/20/2046	10,283,291	1.0
3,918,053		3.500%, 09/20/2046	3,968,690	0.4
6,645,670		3.500%, 09/20/2046	6,718,684	0.7
2,041,764		3.500%, 09/20/2046	2,063,975	0.2
1,526,043		3.500%, 09/20/2046	1,545,694	0.2
1,728,128		3.500%, 09/20/2046	1,747,238	0.2
2,575,649		3.500%, 09/20/2046	2,601,270	0.3
1,411,516		3.500%, 10/20/2046	1,428,439	0.2
6,426,734		3.500%, 10/20/2046	6,497,518	0.7
3,317,296		3.500%, 10/20/2046	3,353,982	0.3
7,329,480		3.500%, 10/20/2046	7,410,541	0.7
3,633,645		3.500%, 10/20/2046	3,681,868	0.4
1,743,429		3.500%, 10/20/2046	1,762,710	0.2
3,310,520		3.500%, 10/20/2046	3,349,955	0.3
1,559,256		3.500%, 10/20/2046	1,579,405	0.2
1,032,017		3.500%, 10/20/2046	1,045,355	0.1
1,026,298		3.500%, 10/20/2046	1,041,510	0.1
1,459,758		3.500%, 10/20/2046	1,474,278	0.2
2,704,529		3.500%, 10/20/2046	2,735,698	0.3
5,273,840		3.500%, 11/20/2046	5,340,325	0.5
3,944,800		3.500%, 11/20/2046	3,987,626	0.4
3,512,157		3.500%, 11/20/2046	3,552,633	0.4
2,666,429		3.500%, 11/20/2046	2,697,477	0.3
5,101,482		3.500%, 11/20/2046	5,168,744	0.5
1,223,527		3.500%, 11/20/2046	1,237,059	0.1
2,234,050		3.500%, 11/20/2046	2,266,948	0.2
4,811,387		3.500%, 11/20/2046	4,871,116	0.5
1,069,326		3.500%, 03/20/2047	1,083,492	0.1
1,021,714		3.500%, 04/20/2047	1,032,916	0.1
932,705		3.500%, 04/20/2047	944,142	0.1
1,547,467		3.500%, 04/20/2047	1,570,254	0.2
157,057,000	(5)	3.500%, 04/01/2048	158,593,823	15.6
6,801,555		3.750%, 05/20/2042	6,936,138	0.7
6,462,931		3.750%, 05/20/2042	6,591,761	0.7
141,161		4.000%, 05/20/2033	146,916	0.0
36,716		4.000%, 08/15/2033	37,799	0.0
49,027		4.000%, 01/15/2034	50,482	0.0
168,719		4.000%, 03/15/2034	173,725	0.0
1,795,253		4.000%, 05/20/2034	1,855,476	0.2
1,136,267		4.000%, 07/20/2034	1,168,137	0.1
1,982,130		4.000%, 07/20/2034	2,036,101	0.2
156,487		4.000%, 08/20/2035	161,052	0.0
323,371		4.000%, 05/15/2040	332,909	0.0
2,670,319		4.000%, 09/20/2040	2,722,758	0.3
4,257,768		4.000%, 07/20/2041	4,329,423	0.4
14,624,122		4.000%, 08/20/2042	15,244,780	1.5
793,616		4.000%, 09/15/2042	818,731	0.1
3,025,062		4.000%, 10/20/2043	3,123,105	0.3
7,044,000	(5)	4.000%, 04/01/2044	7,240,874	0.7
4,227,664		4.000%, 12/20/2044	4,376,599	0.4
4,042,350		4.000%, 01/20/2045	4,184,755	0.4
381,067		4.000%, 12/20/2045	392,112	0.1
7,757,059		4.000%, 01/20/2046	7,998,468	0.8
1,210,173		4.000%, 01/20/2046	1,249,121	0.1
6,449,578		4.000%, 03/20/2046	6,657,541	0.7
14,337		4.500%, 07/20/2036	14,927	0.0
11,938		4.500%, 08/20/2036	12,428	0.0
1,404,994	4.500%, 10/15/2039	1,488,794	0.2
964,879	4.500%, 11/15/2039	1,022,538	0.1
799,523	4.500%, 11/15/2039	845,641	0.1
293,567	4.500%, 12/15/2039	311,057	0.0
763,573	4.500%, 01/15/2040	807,629	0.1
89,981	4.500%, 01/20/2040	92,721	0.0
2,920,656	4.500%, 02/15/2040	3,089,809	0.3
523,828	4.500%, 06/15/2040	551,191	0.1
128,174	4.500%, 07/20/2040	132,020	0.0
594,429	4.500%, 08/20/2040	612,066	0.1
1,856,033	4.500%, 09/20/2041	1,953,969	0.2
1,018,112	4.750%, 06/15/2029	1,075,184	0.1
242,607	4.750%, 01/15/2030	256,033	0.0
395,820	4.750%, 09/15/2034	418,035	0.1
491	5.000%, 05/15/2018	492	0.0
49,553	5.000%, 03/20/2024	53,156	0.0
1,338,193	5.000%, 04/20/2030	1,390,566	0.1
283,475	5.000%, 07/15/2033	298,917	0.0
80,398	5.000%, 03/15/2034	86,201	0.0
77,554	5.000%, 04/15/2034	81,791	0.0
76,645	5.000%, 01/15/2035	80,856	0.0
26,973	5.000%, 03/15/2035	28,998	0.0
184,971	5.000%, 03/15/2035	195,030	0.0
433,925	5.000%, 04/15/2035	466,605	0.1
83,601	5.000%, 04/15/2035	89,884	0.0
57,083	5.000%, 04/15/2035	60,224	0.0
40,139	5.000%, 05/15/2035	43,240	0.0
118,150	5.000%, 05/20/2035	126,862	0.0
595,589	5.000%, 11/20/2035	639,443	0.1
288,769	5.000%, 04/20/2036	309,997	0.0
156,322	5.000%, 02/15/2038	164,956	0.0
47,230	5.000%, 06/20/2038	48,144	0.0
43,503	5.000%, 08/20/2038	44,929	0.0
191,166	5.000%, 10/20/2038	197,232	0.0
66,904	5.000%, 11/20/2038	68,997	0.0
220,128	5.000%, 01/20/2039	227,117	0.0
252,514	5.000%, 02/15/2039	266,589	0.0
279,519	5.000%, 03/15/2039	294,884	0.0
1,294,934	5.000%, 11/15/2039	1,396,813	0.1
1,101,189	5.000%, 11/15/2039	1,187,920	0.1
278,952	5.000%, 11/15/2039	294,418	0.0
270,764	5.000%, 04/15/2040	289,157	0.0
1,032,182	5.000%, 09/15/2040	1,095,670	0.1
1,416,336	5.000%, 07/20/2041	1,518,551	0.2
62,036	5.250%, 01/15/2024	66,660	0.0
92,323	5.250%, 06/15/2028	99,614	0.0
124,945	5.250%, 06/15/2029	134,806	0.0
1,475,787	5.250%, 01/20/2036	1,606,010	0.2
128,529	5.290%, 07/20/2037	136,560	0.0
147,419	5.290%, 08/20/2037	157,387	0.0
342,153	5.290%, 08/20/2037	363,532	0.0
111,275	5.290%, 09/20/2037	118,131	0.0
415,388	5.290%, 09/20/2037	441,343	0.1
129,108	5.290%, 01/20/2038	137,174	0.0
13,221	5.350%, 01/15/2029	14,239	0.0
70,180	5.350%, 01/20/2029	74,642	0.0
14,252	5.350%, 02/20/2029	15,137	0.0
161,621	5.350%, 04/20/2029	171,964	0.0
41,396	5.350%, 06/20/2029	44,012	0.0
46,858	5.350%, 08/20/2029	49,858	0.0
51,603	5.350%, 10/20/2029	54,911	0.0
19,128	5.350%, 11/20/2029	20,308	0.0
134,157	5.390%, 05/15/2038	145,072	0.0
329,660	5.390%, 08/20/2038	354,293	0.0
173,621	5.390%, 09/15/2038	187,746	0.0
63,515	5.390%, 08/15/2039	68,595	0.0
101,947	5.390%, 02/15/2040	109,565	0.0
27,144	5.480%, 09/20/2037	28,997	0.0
98,695	5.500%, 08/15/2024	101,893	0.0
90,027	5.500%, 08/20/2024	96,173	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,869	5.500%, 04/20/2029	1,997	0.0
418,513	5.500%, 09/15/2029	458,914	0.1
199,828	5.500%, 10/15/2029	218,984	0.0
59,313	5.500%, 12/20/2032	65,406	0.0
206,940	5.500%, 08/20/2033	228,092	0.0
75,375	5.500%, 11/20/2033	76,621	0.0
58,520	5.500%, 12/20/2033	64,470	0.0
74,509	5.500%, 03/20/2034	75,437	0.0
287,602	5.500%, 04/20/2034	302,752	0.0
348,806	5.500%, 04/20/2034	384,348	0.0
96,587	5.500%, 06/20/2034	98,199	0.0
197,583	5.500%, 06/20/2034	211,189	0.0
111,792	5.500%, 07/20/2034	119,484	0.0
86,603	5.500%, 07/20/2034	92,556	0.0
120,223	5.500%, 01/20/2035	123,387	0.0
315,380	5.500%, 05/15/2035	343,842	0.0
95,705	5.500%, 05/20/2035	102,205	0.0
81,161	5.500%, 06/20/2035	86,736	0.0
588,490	5.500%, 07/15/2035	643,671	0.1
516,864	5.500%, 08/15/2035	566,626	0.1
239,538	5.500%, 09/20/2035	256,043	0.0
170,348	5.500%, 04/15/2036	185,411	0.0
77,032	5.500%, 06/20/2036	83,490	0.0
14,125	5.500%, 06/20/2038	14,814	0.0
34,287	5.500%, 08/20/2038	35,960	0.0
51,611	5.500%, 09/20/2038	54,131	0.0
7,444	5.500%, 10/20/2038	7,808	0.0
89,034	5.500%, 11/20/2038	93,380	0.0
7,973	5.500%, 12/20/2038	8,361	0.0
96,049	5.500%, 01/15/2039	104,580	0.0
6,461	5.500%, 01/20/2039	6,748	0.0
174,167	5.500%, 03/20/2039	181,964	0.0
31,926	5.500%, 06/15/2039	34,735	0.0
18,353	5.500%, 06/20/2039	19,192	0.0
59,359	5.500%, 10/20/2039	64,401	0.0
279,121	5.500%, 09/15/2040	303,872	0.0
76,294	5.740%, 08/20/2037	82,709	0.0
139,837	5.740%, 08/20/2037	151,600	0.0
91,216	5.740%, 09/20/2037	98,888	0.0
372,164	5.740%, 09/20/2037	403,457	0.1
277,486	5.740%, 09/20/2037	300,828	0.0
446,404	5.740%, 10/20/2037	486,638	0.1
107,051	5.740%, 04/20/2038	116,053	0.0
189,689	5.750%, 11/15/2024	196,821	0.0
977,218	5.750%, 07/15/2029	1,061,047	0.1
841,939	5.750%, 08/15/2029	912,461	0.1
149,630	5.750%, 11/15/2029	162,501	0.0
857,951	5.750%, 11/15/2029	931,218	0.1
18,343	5.900%, 03/20/2028	20,055	0.0
72,830	5.900%, 05/20/2028	79,660	0.0
16,252	5.900%, 08/20/2028	17,728	0.0
47,203	5.900%, 09/20/2028	51,622	0.0
1,473,446	5.970%, 11/15/2031	1,489,076	0.2
47,532	6.000%, 01/20/2024	49,001	0.0
132,709	6.000%, 10/15/2025	147,460	0.0
259,212	6.000%, 04/15/2026	276,926	0.0
49,900	6.000%, 10/20/2027	54,900	0.0
172,617	6.000%, 05/15/2029	183,296	0.0
197,916	6.000%, 07/15/2029	218,437	0.0
106,745	6.000%, 10/20/2034	120,515	0.0
237,150	6.000%, 03/15/2037	264,242	0.0
4,076	6.000%, 09/20/2037	4,079	0.0
15,353	6.000%, 05/20/2038	16,730	0.0
177,150	6.000%, 08/20/2038	189,172	0.0
28,175	6.000%, 09/20/2038	30,064	0.0
85,438	6.000%, 10/20/2038	91,249	0.0
229,198	6.000%, 11/15/2038	255,221	0.0
241,691	6.000%, 12/15/2038	269,133	0.0
171,803	6.000%, 12/15/2038	191,309	0.0
540,674	6.000%, 08/15/2039	602,061	0.1
452,128	6.000%, 08/15/2039	506,303	0.1
7,584	6.250%, 09/15/2020	7,663	0.0
118,382	6.490%, 01/15/2028	132,324	0.0
38,674	6.500%, 07/20/2029	43,564	0.0
55,058	6.500%, 07/20/2032	56,143	0.0
228,790	6.500%, 02/15/2034	245,444	0.0
1,429	6.500%, 09/20/2034	1,491	0.0
14,312	7.500%, 08/20/2027	16,384	0.0
		582,072,441	57.1

	Total U.S. Government Agency Obligations
	(Cost $690,264,331)	686,805,139	67.4

	Total Long-Term Investments
	(Cost $1,348,814,188)	1,340,229,142	131.6

SHORT-TERM INVESTMENTS: 5.1%
		U.S. Treasury Bills: 5.1%
31,363,000	United States Treasury Bill, 1.530%, 05/10/2018	31,309,284	3.1
15,967,000	United States Treasury Bill, 1.800%, 06/28/2018	15,902,270	1.5
5,299,000	United States Treasury Bill, 05/03/2018	5,291,605	0.5
		52,503,159	5.1

	Total Short-Term Investments
	(Cost $52,502,141)	52,503,159	5.1

	Total Investments in Securities (Cost $1,401,316,329)	$1,392,732,301	136.7
	Liabilities in Excess of Other Assets	(374,128,548)	(36.7)
	Net Assets	$1,018,603,753	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(2)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(3)	Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 97.1%
		Basic Materials: 8.1%
2,225,000	(1)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	2,263,937	0.4
485,000		ArcelorMittal, 7.250%, 10/15/2039	575,937	0.1
1,635,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	1,704,487	0.3
1,470,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	1,486,537	0.3
1,140,000		Chemours Co/The, 5.375%, 05/15/2027	1,145,700	0.2
920,000	(1)	Constellium NV, 5.750%, 05/15/2024	906,200	0.2
250,000	(1)	Constellium NV, 5.875%, 02/15/2026	246,875	0.0
1,050,000	(1),(2)	Constellium NV, 6.625%, 03/01/2025	1,065,750	0.2
1,785,000	(1)	Cornerstone Chemical Co., 6.750%, 08/15/2024	1,777,771	0.3
940,000	(1)	Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/2022	979,950	0.2
985,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	935,750	0.2
1,900,000	(2)	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,876,250	0.3
2,000,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	1,849,400	0.3
1,450,000		Hexion, Inc., 6.625%, 04/15/2020	1,359,375	0.2
975,000	(1)	Hexion, Inc., 10.375%, 02/01/2022	948,188	0.2
955,000	(1)	Hexion, Inc., 13.750%, 02/01/2022	816,525	0.1
550,000		Huntsman International LLC, 4.875%, 11/15/2020	562,375	0.1
1,080,000		Huntsman International LLC, 5.125%, 11/15/2022	1,119,150	0.2
1,925,000	(1)	IAMGOLD Corp., 7.000%, 04/15/2025	1,973,125	0.4
1,750,000	(1),(2)	INEOS Group Holdings SA, 5.625%, 08/01/2024	1,774,063	0.3
2,100,000	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/2023	2,341,500	0.4
2,000,000	(3),(4)	Momentive Performance Materials, Inc. Escrow, 8.875%, 10/15/2020	–	–
1,500,000		Momentive Performance Materials, Inc., 3.880%, 10/24/2021	1,576,875	0.3
1,800,000		Olin Corp., 5.125%, 09/15/2027	1,779,750	0.3
2,320,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	2,285,200	0.4
675,000		Steel Dynamics, Inc., 5.125%, 10/01/2021	687,623	0.1
1,425,000		Steel Dynamics, Inc., 5.500%, 10/01/2024	1,473,023	0.3
1,115,000		Teck Resources Ltd., 4.750%, 01/15/2022	1,134,513	0.2
2,150,000		Teck Resources Ltd., 5.200%, 03/01/2042	2,021,000	0.4
1,700,000	(1)	Tronox Finance LLC, 7.500%, 03/15/2022	1,764,799	0.3
335,000	(1)	Tronox Finance PLC, 5.750%, 10/01/2025	326,625	0.1
1,900,000	(1)	Tronox, Inc., 6.500%, 04/15/2026	1,904,750	0.3
1,240,000	(2)	United States Steel Corp., 6.250%, 03/15/2026	1,238,450	0.2
330,000		Valvoline, Inc., 4.375%, 08/15/2025	320,925	0.1
1,120,000		Valvoline, Inc., 5.500%, 07/15/2024	1,152,200	0.2
			45,374,578	8.1

		Communications: 14.8%
1,860,000	(1),(2)	Acosta, Inc., 7.750%, 10/01/2022	1,181,100	0.2
1,000,000	(1),(2)	Altice Finco SA, 8.125%, 01/15/2024	1,035,000	0.2
2,925,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	2,767,781	0.5
2,000,000	(1),(2)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,717,500	0.3
2,170,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/2022	2,020,812	0.4
1,845,000	(1)	Altice US Finance I Corp., 5.500%, 05/15/2026	1,803,487	0.3
1,985,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,917,768	0.3
1,215,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	1,227,855	0.2
1,040,000		Cablevision Systems Corp., 5.875%, 09/15/2022	1,034,488	0.2
2,280,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,170,332	0.4
1,335,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,258,237	0.2
1,120,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	1,099,000	0.2
2,895,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,887,791	0.5

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,500,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	1,530,000	0.3
1,550,000		CenturyLink, Inc., 5.625%, 04/01/2020	1,567,438	0.3
1,000,000		CenturyLink, Inc., 5.800%, 03/15/2022	981,250	0.2
955,000	(1)	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/2021	956,194	0.2
600,000	(1)	Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.500%, 04/01/2028	616,500	0.1
1,740,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	1,819,170	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/2024	2,465,444	0.4
1,200,000	(1)	CSC Holdings LLC, 5.375%, 02/01/2028	1,136,508	0.2
1,375,000	(1)	CSC Holdings LLC, 6.625%, 10/15/2025	1,423,125	0.2
570,000		DISH DBS Corp., 5.000%, 03/15/2023	516,563	0.1
1,000,000		DISH DBS Corp., 5.875%, 07/15/2022	958,750	0.2
2,175,000		DISH DBS Corp., 5.875%, 11/15/2024	1,946,625	0.3
1,240,000	(1),(2)	Frontier Communications Corp., 8.500%, 04/01/2026	1,205,900	0.2
1,685,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	1,634,450	0.3
2,500,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/2023	2,031,250	0.4
1,195,000		Level 3 Financing, Inc., 5.125%, 05/01/2023	1,175,581	0.2
1,500,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	1,417,500	0.2
1,800,000		Level 3 Financing, Inc., 5.375%, 01/15/2024	1,758,384	0.3
780,000		LIN Television Corp., 5.875%, 11/15/2022	806,325	0.1
1,000,000	(1)	Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 08/15/2023	1,056,250	0.2
1,600,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,571,520	0.3
2,230,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	2,216,174	0.4
2,130,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/2024	2,050,125	0.4
1,185,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	1,105,013	0.2
1,520,000		Sinclair Television Group, Inc., 6.125%, 10/01/2022	1,563,700	0.3
2,250,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,126,250	0.4
1,160,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	1,197,700	0.2
1,000,000		Sprint Communications, Inc., 6.000%, 11/15/2022	983,750	0.2
5,110,000		Sprint Corp., 7.125%, 06/15/2024	4,995,025	0.9
3,170,000		Sprint Corp., 7.250%, 09/15/2021	3,284,913	0.6
2,175,000		Sprint Corp., 7.625%, 03/01/2026	2,128,781	0.4
1,375,000		Telecom Italia Capital SA, 6.000%, 09/30/2034	1,433,025	0.2
1,650,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	1,798,500	0.3
1,320,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,452,000	0.2
2,000,000		T-Mobile USA, Inc., 5.375%, 04/15/2027	2,025,000	0.4
605,000		T-Mobile USA, Inc., 4.500%, 02/01/2026	581,556	0.1
150,000		T-Mobile USA, Inc., 5.125%, 04/15/2025	151,125	0.0
1,045,000	(1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	1,022,794	0.2
2,140,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	2,209,550	0.4
500,000		Zayo Group LLC / Zayo Capital, Inc., 6.375%, 05/15/2025	519,375	0.1
			83,540,234	14.8

		Consumer, Cyclical: 16.6%
2,490,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,383,428	0.4
750,000	(2)	AMC Entertainment Holdings, Inc., 5.750%, 06/15/2025	741,562	0.1
1,775,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,748,375	0.3
2,050,000	(1)	American Tire Distributors, Inc., 10.250%, 03/01/2022	2,103,812	0.4
2,000,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	2,045,000	0.4
1,270,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	1,244,600	0.2
1,231,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/2021	1,240,232	0.2
2,130,000		AV Homes, Inc., 6.625%, 05/15/2022	2,178,394	0.4
890,000	(1)	Boyne USA, Inc., 7.250%, 05/01/2025	917,812	0.2
2,000,000		Caleres, Inc., 6.250%, 08/15/2023	2,082,500	0.4

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,300,000	(1)	Carmike Cinemas, Inc., 6.000%, 06/15/2023	1,358,500	0.2
1,940,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,964,250	0.3
2,115,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	2,154,656	0.4
2,980,000		Century Communities, Inc., 5.875%, 07/15/2025	2,845,900	0.5
1,975,000	(1)	Cooper-Standard Automotive, Inc., 5.625%, 11/15/2026	1,975,000	0.3
2,985,000	(1)	CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/2025	2,869,122	0.5
1,960,000		Dana, Inc., 5.500%, 12/15/2024	1,999,200	0.4
1,080,000	(1)	DBP Holding Corp., 7.750%, 10/15/2020	567,000	0.1
2,095,000	(1)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/2024	2,273,075	0.4
520,000		GLP Capital L.P. / GLP Financing II, Inc., 4.375%, 04/15/2021	522,600	0.1
1,040,000		GLP Capital L.P. / GLP Financing II, Inc., 5.375%, 04/15/2026	1,058,200	0.2
2,525,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	2,550,250	0.5
1,970,000		Goodyear Tire & Rubber Co., 5.125%, 11/15/2023	1,987,237	0.4
815,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	824,169	0.1
2,190,000	(1)	Hot Topic, Inc., 9.250%, 06/15/2021	2,179,050	0.4
900,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	947,250	0.2
865,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	930,956	0.2
2,070,000	(1)	IRB Holding Corp., 6.750%, 02/15/2026	2,033,982	0.4
1,040,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/2024	1,036,100	0.2
1,040,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	1,038,700	0.2
2,145,000		L Brands, Inc., 6.750%, 07/01/2036	2,069,925	0.4
1,700,000	(1)	Lennar Corp., 5.250%, 06/01/2026	1,687,250	0.3
600,000	(1)	Lennar Corp., 8.375%, 01/15/2021	667,500	0.1
600,000	(1)	Lennar Corp., 5.375%, 10/01/2022	619,500	0.1
1,330,000		M/I Homes, Inc., 5.625%, 08/01/2025	1,301,339	0.2
940,000		M/I Homes, Inc., 6.750%, 01/15/2021	971,725	0.2
1,750,000	(2)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	1,806,875	0.3
1,225,000		Meritage Homes Corp., 5.125%, 06/06/2027	1,160,688	0.2
1,406,000		Meritage Homes Corp., 7.000%, 04/01/2022	1,543,085	0.3
2,000,000		MGM Resorts International, 6.000%, 03/15/2023	2,105,000	0.4
1,000,000		MGM Resorts International, 7.750%, 03/15/2022	1,116,250	0.2
1,800,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	1,804,500	0.3
1,680,000	(1),(2)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/2021	1,071,000	0.2
1,833,125	(1),(2),(5)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/2021	1,177,783	0.2
2,270,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	2,184,875	0.4
240,000	(1)	PetSmart, Inc., 5.875%, 06/01/2025	174,600	0.0
3,435,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	1,966,537	0.3
2,085,000	(1)	Rite Aid Corp., 6.125%, 04/01/2023	2,111,063	0.4
240,000	(1)	Rite Aid Corp., 6.875%, 12/15/2028	195,900	0.0
2,440,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	2,379,000	0.4
1,180,000		Scientific Games International, Inc., 6.625%, 05/15/2021	1,213,925	0.2
1,685,000		Scientific Games International, Inc., 10.000%, 12/01/2022	1,820,853	0.3
1,705,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	1,811,563	0.3
790,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	771,238	0.1
1,585,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,573,113	0.3
2,096,000		Springs Industries, Inc., 6.250%, 06/01/2021	2,130,060	0.4
2,055,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	1,957,388	0.3
1,450,000	(1),(4)	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/2022	681,500	0.1
2,115,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	2,009,250	0.4
657,000	(1)	WMG Acquisition Corp., 5.625%, 04/15/2022	674,246	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,120,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,094,800	0.2
			93,653,243	16.6

		Consumer, Non-cyclical: 18.6%
1,160,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/2022	1,165,800	0.2
1,000,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/2023	1,017,500	0.2
110,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	114,950	0.0
2,115,000		Albertsons Cos LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 06/15/2024	1,906,144	0.3
1,750,000	(1)	APTIM Corp., 7.750%, 06/15/2025	1,518,125	0.3
1,446,650	(1),(4),(5)	BI-LO LLC / BI-LO Finance Corp., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2018	828,207	0.1
1,335,000	(1),(2),(4)	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/2019	1,340,006	0.2
1,245,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,179,637	0.2
515,000		Centene Corp., 4.750%, 01/15/2025	503,412	0.1
1,775,000		Centene Corp., 5.625%, 02/15/2021	1,828,250	0.3
1,180,000		Centene Corp., 6.125%, 02/15/2024	1,230,976	0.2
505,000		Central Garden & Pet Co., 5.125%, 02/01/2028	481,012	0.1
1,835,000		Central Garden & Pet Co., 6.125%, 11/15/2023	1,924,456	0.3
1,830,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	1,695,037	0.3
1,315,000	(2)	CHS/Community Health Systems, Inc., 7.125%, 07/15/2020	1,076,656	0.2
1,045,000	(2)	CHS/Community Health Systems, Inc., 8.000%, 11/15/2019	945,725	0.2
1,455,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,440,450	0.3
1,340,000		DaVita, Inc., 5.125%, 07/15/2024	1,310,687	0.2
1,275,000	(1),(5)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	1,287,750	0.2
450,000	(1),(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	445,500	0.1
1,190,000	(1)	Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/2023	907,375	0.2
840,000	(1)	Envision Healthcare Corp., 5.125%, 07/01/2022	840,000	0.1
1,805,000		Envision Healthcare Corp., 5.625%, 07/15/2022	1,822,147	0.3
3,120,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	3,283,800	0.6
4,315,000		HCA, Inc., 5.375%, 02/01/2025	4,336,575	0.8
1,350,000		HCA, Inc., 5.500%, 06/15/2047	1,307,813	0.2
1,800,000		HCA, Inc., 7.500%, 02/15/2022	1,982,250	0.4
416,000	(1)	Herc Rentals, Inc., 7.500%, 06/01/2022	446,160	0.1
454,000	(1)	Herc Rentals, Inc., 7.750%, 06/01/2024	493,725	0.1
575,000	(1)	Hertz Corp./The, 7.625%, 06/01/2022	582,906	0.1
1,535,000	(1),(2)	Hertz Corp., 5.500%, 10/15/2024	1,304,750	0.2
1,000,000	(2)	Hertz Corp., 7.375%, 01/15/2021	996,250	0.2
2,305,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	2,397,200	0.4
2,095,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	2,123,806	0.4
1,150,000	(1)	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/2021	1,165,813	0.2
830,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	778,125	0.1
575,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	562,954	0.1
1,335,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,283,269	0.2
1,960,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	2,009,000	0.4
2,080,000	(1)	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022	2,095,600	0.4
1,815,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	1,801,388	0.3
2,900,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	3,001,500	0.5
420,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	408,975	0.1
1,200,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	1,131,000	0.2
1,965,000		Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/2024	2,043,600	0.4
580,000	(1),(5)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	593,056	0.1
600,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	571,500	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,975,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	1,893,531	0.3
1,150,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	1,295,188	0.2
1,960,000	(2)	Revlon Consumer Products Corp., 6.250%, 08/01/2024	1,217,650	0.2
420,000		ServiceMaster Co. LLC, 7.450%, 08/15/2027	454,650	0.1
1,355,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	1,388,875	0.2
2,040,000	(1)	Sotera Health Holdings LLC, 6.500%, 05/15/2023	2,060,400	0.4
1,230,000	(1),(5)	Sotera Health Topco, Inc., 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/2021	1,239,225	0.2
1,880,000		Teleflex, Inc., 5.250%, 06/15/2024	1,931,700	0.3
1,145,000	(1)	Tenet Healthcare Corp., 5.125%, 05/01/2025	1,104,925	0.2
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/2020	2,041,656	0.4
2,860,000	(2)	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,809,950	0.5
1,000,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	1,046,250	0.2
730,000	(1)	Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	709,525	0.1
500,000		United Rentals North America, Inc., 5.500%, 05/15/2027	505,000	0.1
900,000		United Rentals North America, Inc., 4.625%, 10/15/2025	877,500	0.2
1,170,000		United Rentals North America, Inc., 4.875%, 01/15/2028	1,131,975	0.2
1,575,000	(1)	US Foods, Inc., 5.875%, 06/15/2024	1,618,313	0.3
1,750,000	(1)	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/2023	1,537,813	0.3
1,450,000	(1)	Valeant Pharmaceuticals International, Inc., 5.500%, 11/01/2025	1,417,013	0.3
780,000	(1)	Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/2025	676,065	0.1
4,315,000	(1)	Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/2021	4,341,969	0.8
1,135,000	(1)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/2024	1,187,494	0.2
590,000	(1)	Valeant Pharmaceuticals International, Inc., 9.000%, 12/15/2025	588,525	0.1
2,020,000	(1)	Valeant Pharmaceuticals International, 7.250%, 07/15/2022	2,027,575	0.4
895,000	(1)	Valeant Pharmaceuticals International, 9.250%, 04/01/2026	893,881	0.2
2,575,000	(1)	Vizient, Inc., 10.375%, 03/01/2024	2,864,688	0.5
2,235,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	2,140,013	0.4
			104,512,166	18.6

		Energy: 15.3%
2,000,000		Antero Resources Corp., 5.125%, 12/01/2022	2,025,000	0.4
900,000		Antero Resources Corp., 5.000%, 03/01/2025	906,750	0.2
2,950,000	(1)	California Resources Corp., 8.000%, 12/15/2022	2,326,812	0.4
1,250,000	(2)	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/2023	1,240,625	0.2
1,680,000	(1)	Centennial Resource Production LLC, 5.375%, 01/15/2026	1,652,700	0.3
2,205,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	2,196,731	0.4
1,235,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	1,296,750	0.2
700,000		Chesapeake Energy Corp., 6.625%, 08/15/2020	724,500	0.1
2,295,000	(1),(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	2,226,150	0.4
1,665,000	(1)	Continental Resources, Inc./OK, 4.375%, 01/15/2028	1,625,456	0.3
1,400,000		Continental Resources, Inc./OK, 4.500%, 04/15/2023	1,419,250	0.3
1,500,000		Continental Resources, Inc./OK, 5.000%, 09/15/2022	1,524,375	0.3
2,105,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	2,105,000	0.4
1,080,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	1,074,600	0.2
1,000,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	1,012,500	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

2,320,000	(1)	Delek Logistics Partners L.P., 6.750%, 05/15/2025	2,354,800	0.4
1,600,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	1,152,000	0.2
1,485,000		Diamondback Energy, Inc., 4.750%, 11/01/2024	1,473,862	0.3
415,000	(1)	Diamondback Energy, Inc., 5.375%, 05/31/2025	421,951	0.1
2,045,000		Eclipse Resources Corp., 8.875%, 07/15/2023	1,940,194	0.3
840,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	837,900	0.2
1,260,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	1,260,000	0.2
1,750,000	(2)	Ensco PLC, 5.200%, 03/15/2025	1,432,812	0.3
800,000		Ensco PLC, 5.750%, 10/01/2044	550,000	0.1
840,000		Ensco PLC, 7.750%, 02/01/2026	772,800	0.1
1,470,000		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/2021	1,560,037	0.3
420,000		Gulfport Energy Corp., 6.375%, 01/15/2026	400,050	0.1
1,465,000		Gulfport Energy Corp., 6.000%, 10/15/2024	1,397,244	0.2
495,000		Gulfport Energy Corp., 6.375%, 05/15/2025	478,294	0.1
1,045,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,031,937	0.2
1,750,000	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/2024	1,732,500	0.3
2,070,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,961,325	0.3
2,100,000	(1)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	1,900,500	0.3
1,350,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	1,353,375	0.2
1,655,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,675,191	0.3
1,485,000		Murphy Oil Corp., 4.450%, 12/01/2022	1,440,450	0.3
1,000,000		Murphy Oil Corp., 5.750%, 08/15/2025	987,500	0.2
530,000		Murphy Oil Corp., 6.875%, 08/15/2024	553,850	0.1
130,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	131,137	0.0
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/2023	1,976,850	0.4
1,470,000	(1)	Murray Energy Corp., 11.250%, 04/15/2021	558,600	0.1
1,800,000		Newfield Exploration Co., 5.625%, 07/01/2024	1,908,000	0.3
220,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	219,450	0.0
1,000,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	988,750	0.2
830,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	818,587	0.1
435,000	(1)	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	442,613	0.1
2,285,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	2,324,988	0.4
480,000		Range Resources Corp., 5.875%, 07/01/2022	484,800	0.1
1,950,000	(1)	Rockies Express Pipeline LLC, 5.625%, 04/15/2020	2,028,020	0.4
1,630,000		Sanchez Energy Corp., 6.125%, 01/15/2023	1,197,031	0.2
1,240,000	(1),(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	1,249,300	0.2
400,000	(2)	Sanchez Energy Corp., 7.750%, 06/15/2021	370,000	0.1
2,100,000	(1)	SRC Energy, Inc., 6.250%, 12/01/2025	2,115,750	0.4
625,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/2022	612,500	0.1
1,215,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/2025	1,163,363	0.2
840,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	811,650	0.1
85,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	82,238	0.0
85,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	82,344	0.0
2,075,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	2,095,750	0.4
3,100,000		Transocean, Inc., 6.800%, 03/15/2038	2,433,500	0.4
2,367,000		Unit Corp., 6.625%, 05/15/2021	2,378,835	0.4
2,030,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,994,475	0.4
1,945,000		WildHorse Resource Development Corp., 6.875%, 02/01/2025	1,959,588	0.3

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

3,240,000		WPX Energy, Inc., 6.000%, 01/15/2022	3,345,300	0.6
			85,799,190	15.3

		Financial: 5.8%
2,600,000		Ally Financial, Inc., 5.750%, 11/20/2025	2,688,530	0.5
1,500,000		Ally Financial, Inc., 7.500%, 09/15/2020	1,625,625	0.3
735,000		Ally Financial, Inc., 8.000%, 03/15/2020	791,962	0.1
1,060,000		CIT Group, Inc., 5.000%, 08/15/2022	1,087,825	0.2
205,000		CIT Group, Inc., 5.250%, 03/07/2025	210,396	0.0
415,000		CIT Group, Inc., 6.125%, 03/09/2028	431,600	0.1
1,150,000	(1)	CNG Holdings, Inc., 9.375%, 05/15/2020	1,138,500	0.2
965,000		Equinix, Inc., 5.375%, 04/01/2023	990,331	0.2
1,300,000		Equinix, Inc., 5.750%, 01/01/2025	1,358,500	0.2
2,350,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	2,291,955	0.4
1,120,000	(1)	FBM Finance, Inc., 8.250%, 08/15/2021	1,176,000	0.2
2,115,000		Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	2,199,600	0.4
1,100,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	1,138,500	0.2
820,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	805,896	0.1
200,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250%, 08/01/2026	200,250	0.0
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	1,025,010	0.2
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 03/01/2024	1,055,020	0.2
1,965,000		Navient Corp., 5.875%, 10/25/2024	1,935,525	0.4
1,250,000		Navient Corp., 6.125%, 03/25/2024	1,251,563	0.2
2,000,000		Navient Corp., 7.250%, 09/25/2023	2,100,000	0.4
1,405,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,317,187	0.2
2,040,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	2,053,362	0.4
410,000		Springleaf Finance Corp., 6.125%, 05/15/2022	418,856	0.1
1,850,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,852,313	0.3
1,390,000	(1)	UniCredit SpA, 5.861%, 06/19/2032	1,414,617	0.3
			32,558,923	5.8

		Industrial: 10.0%
1,975,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	1,999,687	0.4
2,120,000		AECOM, 5.875%, 10/15/2024	2,228,650	0.4
2,425,000	(5)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	2,518,969	0.4
300,000	(1),(5)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 0.000%), 01/31/2023	315,000	0.1
508,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/2025	511,810	0.1
1,000,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	1,067,500	0.2
1,580,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,655,050	0.3
1,034,000	(1)	BMC East LLC, 5.500%, 10/01/2024	1,036,585	0.2
1,250,000	(1)	Bombardier, Inc., 6.000%, 10/15/2022	1,245,312	0.2
1,430,000	(1)	Bombardier, Inc., 7.500%, 12/01/2024	1,483,625	0.3
2,435,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	2,681,544	0.5
2,555,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	2,612,488	0.5
1,680,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,649,550	0.3
820,000	(1)	Gates Global LLC / Gates Global Co., 6.000%, 07/15/2022	833,407	0.1
2,100,000	(1)	Itron, Inc., 5.000%, 01/15/2026	2,074,380	0.4
1,260,000	(1)	Jeld-Wen, Inc., 4.625%, 12/15/2025	1,212,750	0.2
1,260,000	(1)	Jeld-Wen, Inc., 4.875%, 12/15/2027	1,193,850	0.2
1,355,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	1,387,791	0.2
1,375,000	(1)	Masonite International Corp., 5.625%, 03/15/2023	1,421,406	0.3
210,000	(1)	Multi-Color Corp., 4.875%, 11/01/2025	196,875	0.0
2,325,000	(1)	Multi-Color Corp., 6.125%, 12/01/2022	2,406,375	0.4
1,440,000	(1)	Novelis Corp., 5.875%, 09/30/2026	1,422,000	0.3
600,000	(1)	Novelis Corp., 6.250%, 08/15/2024	616,500	0.1
1,630,000		Orbital ATK, Inc., 5.500%, 10/01/2023	1,711,500	0.3

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

725,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	751,734	0.1
1,975,000	(1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	2,088,563	0.4
1,680,000	(1)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	1,684,200	0.3
1,030,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,041,279	0.2
135,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	141,581	0.0
1,000,000	(1)	Sealed Air Corp., 5.125%, 12/01/2024	1,022,400	0.2
500,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	518,750	0.1
2,485,000	(1)	Shape Technologies Group, Inc., 7.625%, 02/01/2020	2,542,155	0.4
2,265,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	2,332,950	0.4
440,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/2023	451,000	0.1
2,000,000		Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/2022	2,165,000	0.4
1,200,000		TransDigm, Inc., 6.375%, 06/15/2026	1,212,000	0.2
820,000		TransDigm, Inc., 6.500%, 05/15/2025	830,250	0.1
2,220,000	(1)	Wrangler Buyer Corp., 6.000%, 10/01/2025	2,192,250	0.4
1,620,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	1,786,050	0.3
			56,242,766	10.0

		Technology: 6.3%
1,575,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	1,622,250	0.3
2,550,000	(1)	BMC Software Finance, Inc., 8.125%, 07/15/2021	2,559,562	0.5
704,000	(1),(5)	Boxer Parent Co., Inc., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 10/15/2019	704,880	0.1
1,645,000	(1)	CDK Global, Inc., 4.875%, 06/01/2027	1,587,425	0.3
605,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	605,000	0.1
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	1,571,700	0.3
1,625,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	1,617,362	0.3
1,200,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	1,272,999	0.2
540,000	(1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	554,175	0.1
1,200,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,293,639	0.2
540,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	576,973	0.1
1,445,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	1,533,506	0.3
1,000,000	(1)	First Data Corp., 5.750%, 01/15/2024	1,010,000	0.2
3,000,000	(1)	First Data Corp., 7.000%, 12/01/2023	3,161,250	0.6
1,890,000	(1),(5)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/2021	1,915,987	0.3
1,955,000	(1)	Micron Technology, Inc., 5.250%, 01/15/2024	2,030,756	0.4
590,000	(1)	MSCI, Inc., 5.250%, 11/15/2024	605,340	0.1
1,125,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	1,180,913	0.2
750,000		NCR Corp., 5.000%, 07/15/2022	753,750	0.1
1,800,000		NCR Corp., 6.375%, 12/15/2023	1,872,000	0.3
1,720,000	(1)	Open Text Corp., 5.625%, 01/15/2023	1,790,950	0.3
800,000	(1)	Open Text Corp., 5.875%, 06/01/2026	824,760	0.1
440,000		Qorvo, Inc., 6.750%, 12/01/2023	470,800	0.1
440,000		Qorvo, Inc., 7.000%, 12/01/2025	479,965	0.1
1,425,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,478,438	0.3
600,000	(1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/2023	603,000	0.1
1,805,000	(1)	Veritas US, Inc. / Veritas Bermuda Ltd., 10.500%, 02/01/2024	1,696,700	0.3
			35,374,080	6.3

		Utilities: 1.6%
735,000	(1)	Calpine Corp., 5.250%, 06/01/2026	712,031	0.1
725,000	(2)	Calpine Corp., 5.375%, 01/15/2023	696,761	0.1
1,725,000	(2)	Calpine Corp., 5.750%, 01/15/2025	1,582,688	0.3
1,000,000		DPL, Inc., 7.250%, 10/15/2021	1,087,500	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,500,000	(1) LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,548,750	0.3
840,000	(1) NRG Energy, Inc., 5.750%, 01/15/2028	823,200	0.1
500,000	NRG Energy, Inc., 6.250%, 07/15/2022	517,350	0.1
1,700,000	NRG Energy, Inc., 6.625%, 01/15/2027	1,746,750	0.3
475,000	NRG Energy, Inc., 7.250%, 05/15/2026	505,875	0.1
		9,220,905	1.6

	Total Corporate Bonds/Notes
	(Cost $547,781,173)	546,276,085	97.1

BANK LOANS: 0.3%
	Healthcare - Services: 0.3%
1,217,179	Kindred Healthcare, Inc., 5.645%, (US0003M + 3.500%), 04/09/2021	1,222,676	0.3

	Total Bank Loans
	(Cost $1,214,968)	1,222,676	0.3

Shares			Value	Percentage of Net Assets
COMMON STOCK: –%
Consumer Discretionary: –%
195	(3),(6)	American Media, Inc.	–	–

Total Common Stock
	(Cost $7,957)		–	–

Total Long-Term Investments
	(Cost $549,004,098)		547,498,761	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.8%
	Securities Lending Collateral(7): 5.2%
6,928,561	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $6,929,928, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $7,067,132, due 03/31/18-02/20/68)	6,928,561	1.2
6,928,561	Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $6,929,935, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $7,067,132, due 04/30/18-12/01/51)	6,928,561	1.3
6,928,561	Jefferies LLC, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $6,929,943, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $7,067,164, due 04/17/18-07/15/32)	6,928,561	1.2
1,457,147	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $1,457,434, collateralized by various U.S. Government Securities, 0.000%-6.000%, Market Value plus accrued interest $1,486,290, due 10/31/23-09/09/49)	1,457,147	0.3
6,928,561	Nomura Securities, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $6,929,943, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $7,067,132, due 04/02/18-02/20/68)	6,928,561	1.2
		29,171,391	5.2

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
9,295,000	(8) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550%
	(Cost $9,295,000)	9,295,000	1.6

	Total Short-Term Investments
	(Cost $38,466,391)	38,466,391	6.8

	Total Investments in Securities (Cost $587,470,489)	$585,965,152	104.2
	Liabilities in Excess of Other Assets	(23,362,860)	(4.2)
	Net Assets	$562,602,292	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Defaulted security
(5)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(6)	Non-income producing security.
(7)	Represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of March 31, 2018.

Reference Rate Abbreviations:

US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.7%
		Basic Materials: 0.8%
2,746,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	2,816,014	0.1
2,000,000		ArcelorMittal, 5.750%, 03/01/2021	2,112,500	0.0
370,000		ArcelorMittal, 7.000%, 03/01/2041	431,975	0.0
1,945,000		ArcelorMittal, 7.250%, 10/15/2039	2,309,687	0.1
2,250,000	(1)	Braskem Netherlands Finance BV, 4.500%, 01/10/2028	2,192,962	0.0
2,690,000		Chemours Co/The, 5.375%, 05/15/2027	2,703,450	0.1
2,250,000		Corp Nacional del Cobre de Chile, 4.500%, 09/16/2025	2,347,330	0.1
1,200,000	(1)	Corp Nacional del Cobre de Chile, 4.500%, 09/16/2025	1,251,910	0.0
4,577,000		Dow Chemical Co/The, 4.625%, 10/01/2044	4,713,508	0.1
361,000		Eastman Chemical Co., 2.700%, 01/15/2020	358,969	0.0
1,897,000	(1)	Georgia-Pacific LLC, 2.539%, 11/15/2019	1,885,763	0.0
1,960,000	(1)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,960,076	0.0
1,360,000	(1)	Georgia-Pacific LLC, 3.734%, 07/15/2023	1,387,097	0.0
1,242,000		Goldcorp, Inc., 3.700%, 03/15/2023	1,236,054	0.0
1,737,000		International Paper Co., 4.350%, 08/15/2048	1,651,675	0.0
2,511,000		PPG Industries, Inc., 3.750%, 03/15/2028	2,524,160	0.1
3,500,000		Sherwin-Williams Co/The, 3.125%, 06/01/2024	3,387,292	0.1
7,290,000		Teck Resources Ltd., 6.000%, 08/15/2040	7,545,150	0.1
			42,815,572	0.8

		Communications: 4.3%
2,075,000		21st Century Fox America, Inc., 3.000%, 09/15/2022	2,051,288	0.0
2,455,000	(2)	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	2,437,104	0.0
10,180,000		Alibaba Group Holding Ltd, 3.400%, 12/06/2027	9,666,790	0.2
5,165,000	(1)	Altice Financing SA, 6.625%, 02/15/2023	5,126,262	0.1
4,173,000	(1)	Amazon.com, Inc., 4.050%, 08/22/2047	4,160,061	0.1
2,695,000		AMC Networks, Inc., 4.750%, 08/01/2025	2,603,720	0.0
592,000		AT&T, Inc., 4.125%, 02/17/2026	594,060	0.0
9,711,000	(1)	AT&T, Inc., 4.300%, 02/15/2030	9,685,089	0.2
2,657,000		AT&T, Inc., 4.550%, 03/09/2049	2,487,315	0.0
3,222,000		AT&T, Inc., 4.800%, 06/15/2044	3,151,313	0.1
1,622,000		AT&T, Inc., 5.150%, 03/15/2042	1,674,310	0.0
3,275,000	(1)	AT&T, Inc., 5.150%, 11/15/2046	3,354,067	0.1
8,046,000		AT&T, Inc., 5.150%, 02/14/2050	8,144,597	0.1
7,769,000		AT&T, Inc., 5.450%, 03/01/2047	8,263,024	0.2
4,000,000	(1)	CBS Corp., 3.700%, 06/01/2028	3,815,074	0.1
1,813,000		CBS Corp., 4.600%, 01/15/2045	1,758,375	0.0
2,090,000		CBS Corp., 5.500%, 05/15/2033	2,227,822	0.0
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/2023	1,009,000	0.0
3,910,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	3,721,929	0.1
475,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/2023	483,312	0.0
2,725,000		CenturyLink, Inc., 5.800%, 03/15/2022	2,673,906	0.0
10,150,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	10,182,673	0.2
4,265,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%, 02/15/2028	3,924,401	0.1
2,660,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	2,720,734	0.1
5,387,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	5,510,312	0.1
2,079,000		Comcast Corp., 3.550%, 05/01/2028	2,047,386	0.0
1,800,000		Comcast Corp., 3.900%, 03/01/2038	1,750,866	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

3,680,000		Comcast Corp., 4.250%, 01/15/2033	3,815,467	0.1
2,725,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	2,595,562	0.0
638,000	(1)	Cox Communications, Inc., 2.950%, 06/30/2023	615,616	0.0
5,500,000		CSC Holdings LLC, 5.250%, 06/01/2024	5,245,625	0.1
5,480,000		Discovery Communications LLC, 2.950%, 03/20/2023	5,284,877	0.1
5,725,000		DISH DBS Corp., 5.875%, 11/15/2024	5,123,875	0.1
770,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	727,650	0.0
4,330,000		Level 3 Parent LLC, 5.750%, 12/01/2022	4,338,140	0.1
9,365,000	(1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	9,739,600	0.2
5,920,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	6,180,171	0.1
1,835,000		Netflix, Inc., 5.750%, 03/01/2024	1,912,988	0.0
948,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/2019	941,584	0.0
3,450,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	3,217,125	0.1
3,000,000	(1),(2)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	2,985,000	0.1
2,225,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,102,625	0.0
2,880,000	(1)	Sirius XM Radio, Inc., 5.375%, 04/15/2025	2,865,600	0.1
4,010,000	(1)	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 5.152%, 09/20/2029	4,040,075	0.1
1,190,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	1,297,100	0.0
5,075,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	6,230,578	0.1
3,300,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	3,343,999	0.1
3,550,000		Telefonica Emisiones SAU, 4.895%, 03/06/2048	3,622,905	0.1
3,420,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,334,015	0.1
2,350,000		Time Warner Cable LLC, 5.500%, 09/01/2041	2,339,037	0.0
2,829,000		Time Warner Cable LLC, 5.875%, 11/15/2040	2,959,852	0.1
3,101,000		Time Warner, Inc., 4.050%, 12/15/2023	3,181,640	0.1
2,074,000		Time Warner, Inc., 5.350%, 12/15/2043	2,216,761	0.0
1,380,000		Time Warner, Inc., 6.500%, 11/15/2036	1,660,691	0.0
5,220,000		T-Mobile USA, Inc., 4.750%, 02/01/2028	5,024,250	0.1
1,435,000		T-Mobile USA, Inc., 6.625%, 04/01/2023	1,482,542	0.0
5,815,000	(1),(2)	Univision Communications, Inc., 5.125%, 02/15/2025	5,437,025	0.1
4,058,000		Verizon Communications, Inc., 3.000%, 11/01/2021	4,029,101	0.1
1,902,000		Verizon Communications, Inc., 4.150%, 03/15/2024	1,953,826	0.0
3,935,000		Verizon Communications, Inc., 4.500%, 08/10/2033	3,990,638	0.1
10,674,000		Verizon Communications, Inc., 4.812%, 03/15/2039	10,939,157	0.2
3,772,000		Verizon Communications, Inc., 4.862%, 08/21/2046	3,814,769	0.1
2,561,000		Viacom, Inc., 4.375%, 03/15/2043	2,299,579	0.0
1,950,000		Viacom, Inc., 5.850%, 09/01/2043	2,128,893	0.0
			238,242,728	4.3

		Consumer, Cyclical: 3.1%
5,315,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	5,087,518	0.1
5,605,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	5,520,925	0.1
2,332,080		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	2,228,302	0.0
2,484,185		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	2,470,522	0.1
1,780,000		American Airlines 2017-2 Class A Pass Through Trust, 3.600%, 04/15/2031	1,755,824	0.0
1,780,000		American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	1,730,566	0.0
1,830,000		American Airlines 2017-2 Class B Pass Through Trust, 3.700%, 04/15/2027	1,796,612	0.0
2,500,000	(1)	British Airways 2018-1 Class AA Pass Through Trust, 3.800%, 03/20/2033	2,526,500	0.1
1,070,459		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	1,084,322	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

4,923,957		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	5,068,229	0.1
5,195,000	(1)	CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/2025	4,993,330	0.1
5,130,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	5,004,649	0.1
2,115,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	2,159,944	0.0
2,895,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	3,018,037	0.1
3,184,556		Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	3,452,218	0.1
1,586,028		Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,574,212	0.0
3,970,000		DR Horton, Inc., 4.750%, 02/15/2023	4,168,691	0.1
2,371,000	(2)	Ford Motor Co., 5.291%, 12/08/2046	2,323,282	0.0
3,266,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	3,214,559	0.1
1,165,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/2020	1,261,852	0.0
2,200,000	(2)	General Motors Co., 5.400%, 04/01/2048	2,202,156	0.0
2,674,000		General Motors Financial Co., Inc., 2.650%, 04/13/2020	2,642,598	0.1
1,645,000		General Motors Financial Co., Inc., 3.950%, 04/13/2024	1,632,533	0.0
1,732,000		General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,722,454	0.0
2,835,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/2027	2,734,272	0.1
5,059,000	(1)	Lennar Corp., 4.750%, 11/29/2027	4,869,288	0.1
3,926,000		Lowe's Cos, Inc., 3.700%, 04/15/2046	3,652,797	0.1
2,256,000		McDonald's Corp., 4.875%, 12/09/2045	2,454,536	0.1
5,560,000		MGM Resorts International, 4.625%, 09/01/2026	5,337,600	0.1
5,030,000	(1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/2022	4,877,645	0.1
2,267,000		Nordstrom, Inc., 4.000%, 03/15/2027	2,211,437	0.0
1,760,000		Nordstrom, Inc., 5.000%, 01/15/2044	1,656,811	0.0
2,780,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	2,697,138	0.1
4,412,000		Royal Caribbean Cruises Ltd., 3.700%, 03/15/2028	4,234,936	0.1
1,605,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	1,566,881	0.0
5,920,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	5,875,600	0.1
6,089,000		Southwest Airlines Co., 3.450%, 11/16/2027	5,895,681	0.1
1,960,000		Spirit Airlines Pass Through Trust 2017-1A, 3.650%, 08/15/2031	1,939,224	0.0
1,960,000		Spirit Airlines Pass Through Trust 2017-1AA, 3.375%, 08/15/2031	1,909,262	0.0
2,171,160		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	2,097,929	0.0
1,100,000		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	1,078,915	0.0
2,620,000		United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	2,470,267	0.1
5,930,000		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	5,600,292	0.1
1,470,000		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,430,457	0.0
3,437,897		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	3,674,253	0.1
7,193,140		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	7,435,909	0.1
4,730,000	(1)	Volkswagen Group of America Finance LLC, 2.400%, 05/22/2020	4,666,554	0.1
4,570,000		Walmart, Inc., 2.350%, 12/15/2022	4,450,000	0.1
7,500,000		WW Grainger, Inc., 4.200%, 05/15/2047	7,537,478	0.1
4,990,000	(1),(2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	5,027,425	0.1
4,670,000	(1)	ZF North America Capital, Inc., 4.000%, 04/29/2020	4,722,538	0.1
			170,744,960	3.1

		Consumer, Non-cyclical: 5.0%
2,232,000		Abbott Laboratories, 2.800%, 09/15/2020	2,221,929	0.0
3,630,000		Abbott Laboratories, 2.900%, 11/30/2021	3,598,376	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

3,229,000		Abbott Laboratories, 4.750%, 11/30/2036	3,483,871	0.1
3,393,000		Abbott Laboratories, 4.900%, 11/30/2046	3,728,467	0.1
3,414,000		AbbVie, Inc., 3.200%, 05/14/2026	3,253,131	0.1
7,138,000		AbbVie, Inc., 4.450%, 05/14/2046	7,114,282	0.1
7,290,000		Allergan Funding SCS, 3.800%, 03/15/2025	7,171,538	0.1
1,849,000		Aetna, Inc., 2.800%, 06/15/2023	1,778,076	0.0
1,764,000		Aetna, Inc., 4.500%, 05/15/2042	1,759,395	0.0
7,850,000		AmerisourceBergen Corp., 3.450%, 12/15/2027	7,478,819	0.1
3,470,000		Amgen, Inc., 2.125%, 05/01/2020	3,410,637	0.1
3,523,000		Amgen, Inc., 3.200%, 11/02/2027	3,342,468	0.1
4,589,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/2036	4,863,545	0.1
9,613,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/2046	10,390,055	0.2
4,465,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	4,522,774	0.1
1,960,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	1,979,072	0.0
1,956,000		Anthem, Inc., 3.650%, 12/01/2027	1,893,534	0.0
4,159,000		Anthem, Inc., 5.100%, 01/15/2044	4,496,795	0.1
6,220,000		AstraZeneca PLC, 2.375%, 11/16/2020	6,124,551	0.1
3,580,000	(1)	BAT Capital Corp., 3.222%, 08/15/2024	3,454,963	0.1
6,619,000	(1)	BAT Capital Corp., 3.557%, 08/15/2027	6,342,470	0.1
2,938,000	(1)	BAT Capital Corp., 4.540%, 08/15/2047	2,912,907	0.1
5,270,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	5,227,098	0.1
2,710,000	(1)	Bayer US Finance LLC, 3.000%, 10/08/2021	2,682,076	0.1
4,220,000		Becton Dickinson and Co., 2.894%, 06/06/2022	4,097,257	0.1
7,600,000		Becton Dickinson and Co., 3.700%, 06/06/2027	7,346,777	0.1
2,615,000	(1)	Brink's Co/The, 4.625%, 10/15/2027	2,431,950	0.0
2,940,000		Campbell Soup Co., 3.650%, 03/15/2023	2,948,247	0.1
2,940,000		Campbell Soup Co., 4.150%, 03/15/2028	2,913,762	0.1
3,470,000		Cardinal Health, Inc., 2.616%, 06/15/2022	3,356,727	0.1
3,500,000		Cardinal Health, Inc., 3.079%, 06/15/2024	3,342,278	0.1
3,500,000		Celgene Corp., 4.550%, 02/20/2048	3,438,815	0.1
2,755,000	(2)	CHS/Community Health Systems, Inc., 5.125%, 08/01/2021	2,575,925	0.0
3,300,000		Constellation Brands, Inc., 4.100%, 02/15/2048	3,073,184	0.1
7,680,000		CVS Health Corp., 3.125%, 03/09/2020	7,698,527	0.1
5,120,000		CVS Health Corp., 3.700%, 03/09/2023	5,141,387	0.1
5,390,000		CVS Health Corp., 4.100%, 03/25/2025	5,431,521	0.1
5,030,000		CVS Health Corp., 4.300%, 03/25/2028	5,071,055	0.1
4,090,000		CVS Health Corp., 5.125%, 07/20/2045	4,376,585	0.1
2,561,000		Envision Healthcare Corp., 5.625%, 07/15/2022	2,585,330	0.0
2,680,000		Express Scripts Holding Co., 3.000%, 07/15/2023	2,570,573	0.0
3,875,000		HCA, Inc., 5.500%, 06/15/2047	3,753,906	0.1
3,875,000		HCA, Inc., 5.875%, 02/15/2026	3,952,500	0.1
2,600,000	(1)	Hill-Rom Holdings, Inc., 5.000%, 02/15/2025	2,590,250	0.0
1,153,000		Humana, Inc., 3.150%, 12/01/2022	1,139,670	0.0
1,385,000	(1)	IHS Markit Ltd, 4.000%, 03/01/2026	1,336,525	0.0
3,430,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	3,406,845	0.1
2,290,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,300,469	0.0
5,475,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	5,132,813	0.1
1,140,000		Johnson & Johnson, 4.375%, 12/05/2033	1,250,056	0.0
3,786,000		Kraft Heinz Foods Co., 4.375%, 06/01/2046	3,462,859	0.1
6,457,000		Kroger Co/The, 4.450%, 02/01/2047	6,118,192	0.1
3,000,000	(2)	Kroger Co/The, 4.650%, 01/15/2048	2,925,670	0.1
1,025,000		Kroger Co/The, 5.150%, 08/01/2043	1,054,091	0.0
2,650,000		McKesson Corp., 3.950%, 02/16/2028	2,620,763	0.1
1,155,000		Medtronic, Inc., 3.625%, 03/15/2024	1,169,018	0.0
2,074,000		Medtronic, Inc., 4.375%, 03/15/2035	2,201,582	0.0
1,658,000		Medtronic, Inc., 4.625%, 03/15/2045	1,817,114	0.0
1,690,000		Mylan NV, 3.750%, 12/15/2020	1,702,311	0.0
989,000		Mylan NV, 3.950%, 06/15/2026	960,329	0.0
4,375,000		Novartis Capital Corp., 4.400%, 04/24/2020	4,522,927	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,722,000		PepsiCo, Inc., 4.450%, 04/14/2046	1,853,334	0.0
2,689,000		Philip Morris International, Inc., 4.250%, 11/10/2044	2,698,217	0.1
8,470,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	8,067,675	0.1
3,071,000		Reynolds American, Inc., 5.850%, 08/15/2045	3,599,822	0.1
5,135,000		Service Corp. International/US, 4.625%, 12/15/2027	4,968,113	0.1
2,410,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	2,328,344	0.0
2,705,000		Teleflex, Inc., 4.625%, 11/15/2027	2,613,733	0.1
2,070,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	1,755,326	0.0
2,440,000	(2)	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	1,961,022	0.0
3,380,000		Thermo Fisher Scientific, Inc., 3.150%, 01/15/2023	3,328,009	0.1
1,010,000		United Rentals North America, Inc., 4.875%, 01/15/2028	977,175	0.0
1,490,000		United Rentals North America, Inc., 5.500%, 07/15/2025	1,530,975	0.0
2,137,000		UnitedHealth Group, Inc., 2.700%, 07/15/2020	2,127,945	0.0
3,310,000		UnitedHealth Group, Inc., 4.200%, 01/15/2047	3,368,857	0.1
3,000,000	(1)	Universal Health Services, Inc., 4.750%, 08/01/2022	3,054,436	0.1
1,000,000	(1)	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021	958,750	0.0
915,000	(1),(2)	Valeant Pharmaceuticals International, 7.250%, 07/15/2022	918,431	0.0
1,790,000	(1)	Wm Wrigley Jr Co., 2.400%, 10/21/2018	1,787,955	0.0
			272,946,738	5.0

		Energy: 3.8%
1,342,000		Anadarko Petroleum Corp., 4.850%, 03/15/2021	1,396,013	0.0
1,020,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/2025	1,038,258	0.0
870,000		Antero Resources Corp., 5.375%, 11/01/2021	888,487	0.0
1,760,000		Antero Resources Corp., 5.625%, 06/01/2023	1,804,000	0.0
1,805,000		Apache Corp., 5.100%, 09/01/2040	1,851,058	0.0
4,713,000		Apache Corp., 5.250%, 02/01/2042	4,913,900	0.1
3,717,000		Boardwalk Pipelines L.P., 5.950%, 06/01/2026	3,987,606	0.1
2,664,000		BP Capital Markets PLC, 3.216%, 11/28/2023	2,641,787	0.1
5,856,000		BP Capital Markets PLC, 3.224%, 04/14/2024	5,781,175	0.1
972,000		Canadian Natural Resources Ltd.., 3.850%, 06/01/2027	951,678	0.0
4,000,000		Cenovus Energy, Inc., 3.800%, 09/15/2023	3,957,052	0.1
1,050,000		Cimarex Energy Co., 3.900%, 05/15/2027	1,039,533	0.0
5,090,000		Cimarex Energy Co., 4.375%, 06/01/2024	5,242,746	0.1
2,338,000		Columbia Pipeline Group, Inc., 4.500%, 06/01/2025	2,361,986	0.0
5,565,000	(1)	Continental Resources, Inc./OK, 4.375%, 01/15/2028	5,432,831	0.1
2,700,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	2,602,423	0.1
400,000	(1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	385,544	0.0
1,523,000		Enbridge Energy Partners L.P., 9.875%, 03/01/2019	1,614,314	0.0
983,000		Enbridge, Inc., 3.500%, 06/10/2024	955,157	0.0
1,263,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,280,279	0.0
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/2021	1,254,026	0.0
9,457,000	(2)	Energy Transfer Partners L.P., 5.300%, 04/15/2047	8,896,634	0.2
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/2019	1,319,668	0.0
2,347,000		Enterprise Products Operating LLC, 3.700%, 02/15/2026	2,328,310	0.0
1,374,000		Enterprise Products Operating LLC, 3.750%, 02/15/2025	1,381,439	0.0
3,800,000		Enterprise Products Operating LLC, 4.875%, 08/16/2077	3,737,300	0.1
2,185,000		Enterprise Products Operating LLC, 4.900%, 05/15/2046	2,333,933	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

3,744,000		Enterprise Products Operating LLC, 5.375%, 02/15/2078	3,594,724	0.1
2,338,000		Exxon Mobil Corp., 2.726%, 03/01/2023	2,310,737	0.0
3,000,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	2,982,414	0.1
1,500,000		Hess Corp., 5.800%, 04/01/2047	1,579,855	0.0
2,570,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	2,537,875	0.1
850,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	851,606	0.0
2,600,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	2,604,911	0.1
1,295,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,303,926	0.0
638,000		Kinder Morgan Energy Partners L.P., 4.300%, 05/01/2024	643,412	0.0
1,947,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	1,975,133	0.0
4,245,000		Kinder Morgan, Inc./DE, 4.300%, 06/01/2025	4,281,547	0.1
1,846,000		Kinder Morgan, Inc./DE, 4.300%, 03/01/2028	1,842,107	0.0
4,507,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	4,749,192	0.1
1,443,000		Marathon Petroleum Corp., 5.000%, 09/15/2054	1,405,557	0.0
6,904,000		MPLX L.P., 4.125%, 03/01/2027	6,868,123	0.1
4,935,000		Murphy Oil Corp., 5.750%, 08/15/2025	4,873,312	0.1
555,000		Noble Energy, Inc., 3.850%, 01/15/2028	546,411	0.0
3,439,000		Occidental Petroleum Corp., 3.500%, 06/15/2025	3,446,929	0.1
2,530,000		Occidental Petroleum Corp., 4.200%, 03/15/2048	2,550,423	0.1
3,595,000		Occidental Petroleum Corp., 4.625%, 06/15/2045	3,826,299	0.1
3,660,000		ONEOK Partners L.P., 3.375%, 10/01/2022	3,605,048	0.1
2,018,000		ONEOK, Inc., 6.000%, 06/15/2035	2,276,189	0.0
400,000		Pertamina Persero PT, 4.300%, 05/20/2023	404,097	0.0
750,000		Pertamina Persero PT, 5.625%, 05/20/2043	770,849	0.0
5,050,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	4,894,106	0.1
4,750,000		Petroleos del Peru SA, 4.750%, 06/19/2032	4,641,225	0.1
4,000,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	3,908,400	0.1
550,000	(2)	Petroleos Mexicanos, 4.500%, 01/23/2026	534,600	0.0
330,000		Petroleos Mexicanos, 4.875%, 01/18/2024	335,610	0.0
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/2044	1,223,410	0.0
5,550,000		Petroleos Mexicanos, 6.500%, 03/13/2027	5,934,337	0.1
4,550,000		Petroleos Mexicanos, 6.875%, 08/04/2026	4,992,715	0.1
660,001		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/2022	666,601	0.0
2,988,000		Phillips 66 Partners L.P., 3.550%, 10/01/2026	2,846,804	0.1
4,280,000		Schlumberger Investment SA, 3.650%, 12/01/2023	4,351,754	0.1
4,235,000		Shell International Finance BV, 3.250%, 05/11/2025	4,196,816	0.1
4,432,000		Shell International Finance BV, 4.000%, 05/10/2046	4,463,186	0.1
2,253,000		Shell International Finance BV, 4.375%, 05/11/2045	2,395,786	0.0
5,165,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/2025	4,945,488	0.1
5,503,000		Sunoco Logistics Partners Operations L.P., 4.000%, 10/01/2027	5,219,721	0.1
937,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	932,540	0.0
1,003,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/2045	936,194	0.0
5,175,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	5,226,750	0.1
4,143,000		Total Capital Canada Ltd., 2.750%, 07/15/2023	4,029,670	0.1
1,370,000		Western Gas Partners L.P., 5.375%, 06/01/2021	1,430,045	0.0
5,102,000		Williams Partners L.P., 3.600%, 03/15/2022	5,085,592	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

3,324,000		Williams Partners L.P., 5.400%, 03/04/2044	3,489,074	0.1
			209,888,237	3.8

		Financial: 9.1%
4,980,000		American International Group, Inc., 3.375%, 08/15/2020	5,003,909	0.1
2,433,000		American International Group, Inc., 4.500%, 07/16/2044	2,392,374	0.0
1,480,000		American International Group, Inc., 4.800%, 07/10/2045	1,520,588	0.0
2,495,000		American International Group, Inc., 6.400%, 12/15/2020	2,692,686	0.1
88,000		American International Group, Inc., 8.175%, 05/15/2058	117,260	0.0
5,070,000		American Express Co., 2.200%, 10/30/2020	4,946,672	0.1
2,224,000		American Tower Corp., 3.500%, 01/31/2023	2,213,215	0.0
1,373,000		Aon PLC, 4.750%, 05/15/2045	1,430,777	0.0
1,811,000		Arch Capital Finance LLC, 5.031%, 12/15/2046	2,006,073	0.0
1,470,000		Arch Capital Group US, Inc., 5.144%, 11/01/2043	1,627,650	0.0
7,500,000	(2)	Assurant, Inc., 4.900%, 03/27/2028	7,680,193	0.1
12,511,000		Athene Holding Ltd., 4.125%, 01/12/2028	12,021,131	0.2
1,163,000	(1)	Australia & New Zealand Banking Group Ltd., 4.400%, 05/19/2026	1,169,252	0.0
4,140,000		Australia & New Zealand Banking Group Ltd/New York NY, 2.250%, 11/09/2020	4,058,384	0.1
400,000	(1)	Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/2023	420,000	0.0
764,000		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	771,640	0.0
375,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/2023	402,188	0.0
4,600,000		Banco Santander SA, 3.125%, 02/23/2023	4,461,389	0.1
6,000,000	(1)	Bank of America Corp., 3.419%, 12/20/2028	5,750,310	0.1
3,620,000		Bank of America Corp., 3.550%, 03/05/2024	3,632,257	0.1
2,470,000		Bank of America Corp., 3.593%, 07/21/2028	2,400,215	0.0
1,941,000		Bank of America Corp., 3.950%, 04/21/2025	1,924,619	0.0
4,614,000		Bank of America Corp., 3.970%, 03/05/2029	4,628,282	0.1
9,581,000		Bank of America Corp., 4.183%, 11/25/2027	9,510,209	0.2
3,931,000		Bank of America Corp., 4.200%, 08/26/2024	3,988,618	0.1
4,495,000		Bank of America Corp., 4.250%, 10/22/2026	4,528,513	0.1
5,594,000		Bank of Montreal, 3.803%, 12/15/2032	5,306,580	0.1
6,210,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	6,174,759	0.1
5,740,000	(1)	BNP Paribas SA, 4.375%, 03/01/2033	5,621,412	0.1
5,019,000	(1),(2)	BNP Paribas SA, 5.125%, 12/31/2199	4,639,438	0.1
1,333,000		BPCE SA, 2.500%, 12/10/2018	1,330,801	0.0
4,034,000		CBL & Associates L.P., 5.950%, 12/15/2026	3,398,130	0.1
5,170,000		Citigroup, Inc., 2.876%, 07/24/2023	5,034,190	0.1
3,380,000		Citigroup, Inc., 3.200%, 10/21/2026	3,218,848	0.1
3,470,000		Citigroup, Inc., 4.125%, 07/25/2028	3,430,946	0.1
3,851,000		Citigroup, Inc., 4.450%, 09/29/2027	3,898,458	0.1
4,915,000		Citigroup, Inc., 5.500%, 09/13/2025	5,334,716	0.1
1,147,000	(1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,161,004	0.0
2,330,000	(1)	Commerzbank AG, 8.125%, 09/19/2023	2,716,165	0.1
1,872,000	(1)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/31/2199	2,054,071	0.0
3,550,000		Cooperatieve Rabobank UA, 4.375%, 08/04/2025	3,589,306	0.1
6,090,000	(1)	Credit Agricole SA/London, 2.375%, 07/01/2021	5,917,942	0.1
6,068,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	6,610,940	0.1
4,759,000	(1)	Credit Suisse Group AG, 3.574%, 01/09/2023	4,733,687	0.1
1,170,000	(1)	Credit Suisse Group AG, 3.869%, 01/12/2029	1,133,844	0.0
1,441,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	1,444,399	0.0
2,470,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,470,856	0.0
3,190,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	3,214,554	0.1
805,000		Discover Financial Services, 3.850%, 11/21/2022	806,396	0.0
1,990,000		Discover Financial Services, 5.200%, 04/27/2022	2,088,069	0.0
7,675,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	7,485,427	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

3,310,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	3,245,777	0.1
5,464,000		First Tennessee Bank NA, 2.950%, 12/01/2019	5,453,217	0.1
750,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	736,875	0.0
1,516,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	1,482,921	0.0
1,989,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	1,940,968	0.0
2,426,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	2,377,372	0.0
5,253,000		Goldman Sachs Group, Inc./The, 3.500%, 11/16/2026	5,063,257	0.1
3,683,000		Goldman Sachs Group, Inc., 2.600%, 04/23/2020	3,650,135	0.1
5,493,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	5,523,521	0.1
1,680,000		Goldman Sachs Group, Inc., 5.150%, 05/22/2045	1,813,521	0.0
1,101,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	1,379,872	0.0
2,100,000	(1)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/2077	2,165,764	0.0
1,980,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/2068	2,004,750	0.0
1,763,000	(1)	HBOS PLC, 6.750%, 05/21/2018	1,772,284	0.0
1,001,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	1,023,053	0.0
3,730,000		HSBC Holdings PLC, 3.400%, 03/08/2021	3,748,209	0.1
5,998,000		HSBC Holdings PLC, 4.041%, 03/13/2028	5,996,708	0.1
2,010,000	(1)	ING Bank NV, 2.000%, 11/26/2018	2,002,088	0.0
1,037,000	(1)	International Lease Finance Corp., 7.125%, 09/01/2018	1,054,376	0.0
5,595,000	(1)	Iron Mountain, Inc., 5.250%, 03/15/2028	5,294,269	0.1
3,604,000		JPMorgan Chase & Co., 2.550%, 10/29/2020	3,560,082	0.1
4,330,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	4,290,380	0.1
3,320,000		JPMorgan Chase & Co., 3.509%, 01/23/2029	3,224,380	0.1
6,919,000		JPMorgan Chase & Co., 3.882%, 07/24/2038	6,726,345	0.1
6,900,000		JPMorgan Chase & Co., 3.897%, 01/23/2049	6,593,181	0.1
7,118,000		JPMorgan Chase & Co., 3.900%, 07/15/2025	7,178,477	0.1
2,400,000		JPMorgan Chase & Co., 4.032%, 07/24/2048	2,342,171	0.0
980,000		JPMorgan Chase & Co., 4.625%, 12/31/2199	935,900	0.0
3,229,000		Kite Realty Group L.P., 4.000%, 10/01/2026	3,028,376	0.1
433,000	(1)	Liberty Mutual Group, Inc., 4.850%, 08/01/2044	450,708	0.0
5,810,000		Lloyds Banking Group PLC, 2.907%, 11/07/2023	5,605,118	0.1
3,362,000		Lloyds Banking Group PLC, 3.574%, 11/07/2028	3,177,331	0.1
9,620,000	(1)	Macquarie Group Ltd, 3.189%, 11/28/2023	9,286,475	0.2
4,027,000	(1)	Macquarie Group Ltd, 3.763%, 11/28/2028	3,810,819	0.1
1,976,000		Marsh & McLennan Cos, Inc., 4.200%, 03/01/2048	1,999,971	0.0
4,200,000		Mitsubishi UFJ Financial Group, Inc., 2.665%, 07/25/2022	4,070,336	0.1
5,500,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,571,022	0.1
5,080,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	4,980,578	0.1
6,933,000		Morgan Stanley, 2.750%, 05/19/2022	6,763,112	0.1
6,558,000		Morgan Stanley, 3.125%, 07/27/2026	6,208,854	0.1
2,695,000		Morgan Stanley, 3.591%, 07/22/2028	2,608,038	0.1
4,500,000		Morgan Stanley, 3.772%, 01/24/2029	4,432,595	0.1
1,772,000		Morgan Stanley, 3.950%, 04/23/2027	1,727,462	0.0
5,524,000		Morgan Stanley, 4.000%, 07/23/2025	5,574,700	0.1
6,990,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	6,900,704	0.1
5,132,000	(1)	Nationwide Building Society, 4.302%, 03/08/2029	5,123,435	0.1
11,000,000	(1)	New York Life Global Funding, 3.000%, 01/10/2028	10,483,520	0.2
1,345,000	(1)	Nordea Bank AB, 6.125%, 12/31/2199	1,395,438	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

DKK	10		Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/2029	–	–
	7,860,000		ORIX Corp., 3.250%, 12/04/2024	7,640,097	0.1
	5,470,000		PNC Bank NA, 2.700%, 11/01/2022	5,297,375	0.1
	2,000,000		Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024	2,436,822	0.0
	5,575,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	5,226,563	0.1
	9,148,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	9,041,801	0.2
	2,988,000		Santander UK Group Holdings PLC, 3.571%, 01/10/2023	2,957,352	0.1
	1,500,000	(1)	Santander UK Group Holdings PLC, 5.625%, 09/15/2045	1,661,636	0.0
	3,173,000		Santander UK PLC, 2.375%, 03/16/2020	3,129,550	0.1
	1,612,000		Select Income REIT, 4.150%, 02/01/2022	1,612,864	0.0
	4,118,000		Senior Housing Properties Trust, 3.250%, 05/01/2019	4,121,646	0.1
	5,830,000		Senior Housing Properties Trust, 4.750%, 02/15/2028	5,719,247	0.1
	4,156,000	(1)	Societe Generale SA, 2.625%, 09/16/2020	4,100,811	0.1
	2,550,000	(1)	Standard Chartered PLC, 3.885%, 03/15/2024	2,530,434	0.1
	5,808,000	(1),(2)	Standard Chartered PLC, 4.300%, 02/19/2027	5,695,145	0.1
	3,930,000		Standard Chartered PLC, 5.300%, 01/09/2043	4,075,364	0.1
	2,217,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	2,153,852	0.0
	300,000		Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	282,042	0.0
	4,226,000		Sumitomo Mitsui Financial Group, Inc., 3.364%, 07/12/2027	4,070,863	0.1
	5,910,000	(1)	Suncorp-Metway Ltd, 2.375%, 11/09/2020	5,788,745	0.1
	8,732,000		Synovus Financial Corp., 3.125%, 11/01/2022	8,455,456	0.2
	3,700,000		Toronto-Dominion Bank/The, 1.900%, 10/24/2019	3,651,042	0.1
	1,061,000		Toronto-Dominion Bank, 3.625%, 09/15/2031	1,017,513	0.0
	2,283,000		Trinity Acquisition PLC, 6.125%, 08/15/2043	2,708,547	0.1
	2,000,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	1,951,536	0.0
4,260,000	(1)	UBS AG/London, 2.450%, 12/01/2020	4,185,872	0.1
3,080,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	3,037,337	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	1,653,750	0.0
3,180,000		UBS AG, 5.125%, 05/15/2024	3,252,536	0.1
4,990,000	(1)	UniCredit SpA, 5.861%, 06/19/2032	5,078,373	0.1
5,900,000		Wells Fargo & Co., 3.584%, 05/22/2028	5,759,875	0.1
3,741,000		Wells Fargo & Co., 4.100%, 06/03/2026	3,719,512	0.1
3,631,000		Wells Fargo & Co., 4.750%, 12/07/2046	3,723,053	0.1
2,511,000		XLIT Ltd., 5.500%, 03/31/2045	2,759,878	0.1
			498,388,276	9.1

		Industrial: 1.6%
2,695,000		AECOM, 5.125%, 03/15/2027	2,610,781	0.0
2,020,000		Amphenol Corp., 3.200%, 04/01/2024	1,967,465	0.0
4,270,000	(1)	Aviation Capital Group LLC, 2.875%, 01/20/2022	4,184,524	0.1
2,530,000		BNSF Funding Trust I, 6.613%, 12/15/2055	2,827,275	0.1
3,130,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	3,625,048	0.1
4,675,000		CNH Industrial NV, 4.500%, 08/15/2023	4,769,575	0.1
6,385,000	(1)	CRH America Finance, Inc., 3.950%, 04/04/2028	6,373,406	0.1
2,715,000		CSX Corp., 4.650%, 03/01/2068	2,640,869	0.1
200,000		Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	207,000	0.0
1,000,000	(1)	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	1,035,000	0.0
5,000,000		FedEx Corp., 4.050%, 02/15/2048	4,705,494	0.1
2,647,000		FedEx Corp., 4.400%, 01/15/2047	2,619,562	0.0
3,232,000		General Electric Co., 4.500%, 03/11/2044	3,183,493	0.1
3,588,000		General Electric Co., 5.000%, 12/31/2199	3,556,605	0.1
600,000	(1)	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/2042	672,624	0.0
1,625,000		Norfolk Southern Corp., 4.150%, 02/28/2048	1,613,961	0.0
4,550,000		Northrop Grumman Corp., 2.930%, 01/15/2025	4,366,920	0.1
4,337,000		Northrop Grumman Corp., 4.030%, 10/15/2047	4,173,327	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

5,190,000	(1),(2)	Novelis Corp., 5.875%, 09/30/2026	5,125,125	0.1
2,190,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	2,270,756	0.0
2,335,000		Rockwell Collins, Inc., 3.200%, 03/15/2024	2,271,711	0.0
1,445,000		Rockwell Collins, Inc., 3.500%, 03/15/2027	1,395,849	0.0
2,570,000	(1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,504,967	0.0
5,055,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	4,919,476	0.1
1,000,000		Transnet SOC Ltd., 4.000%, 07/26/2022	977,208	0.0
3,920,000		United Parcel Service, Inc., 2.050%, 04/01/2021	3,834,849	0.1
2,690,000		United Parcel Service, Inc., 2.500%, 04/01/2023	2,607,423	0.0
9,571,000		United Parcel Service, Inc., 3.050%, 11/15/2027	9,216,846	0.2
			90,257,139	1.6

		Technology: 2.2%
2,052,000		Analog Devices, Inc., 3.500%, 12/05/2026	2,003,031	0.0
3,530,000		Apple, Inc., 2.000%, 11/13/2020	3,469,325	0.1
5,120,000	(2)	Apple, Inc., 2.400%, 01/13/2023	4,973,551	0.1
3,700,000		Apple, Inc., 2.750%, 01/13/2025	3,562,373	0.1
5,925,000		Apple, Inc., 3.000%, 06/20/2027	5,714,572	0.1
7,148,000		Apple, Inc., 3.000%, 11/13/2027	6,849,496	0.1
4,703,000		Apple, Inc., 3.350%, 02/09/2027	4,648,349	0.1
4,490,000		Apple, Inc., 3.750%, 09/12/2047	4,342,448	0.1
2,000,000	(2)	Apple, Inc., 3.750%, 11/13/2047	1,932,488	0.0
963,000		Apple, Inc., 4.450%, 05/06/2044	1,039,303	0.0
7,366,000		Apple, Inc., 4.650%, 02/23/2046	8,116,491	0.2
3,110,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/2024	3,062,135	0.1
2,520,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	2,520,000	0.0
1,608,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	1,650,331	0.0
7,406,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	7,856,524	0.1
4,880,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	5,260,797	0.1
4,935,000	(1)	First Data Corp., 5.750%, 01/15/2024	4,984,350	0.1
1,544,000		Hewlett Packard Enterprise Co., 4.400%, 10/15/2022	1,599,059	0.0
2,289,000		International Business Machines Corp., 2.875%, 11/09/2022	2,259,623	0.0
4,100,000		IBM Credit LLC, 3.000%, 02/06/2023	4,058,135	0.1
3,100,000		Intel Corp., 2.875%, 05/11/2024	3,031,829	0.1
1,241,000		KLA-Tencor Corp., 4.125%, 11/01/2021	1,277,060	0.0
4,477,000		Microsoft Corp., 3.700%, 08/08/2046	4,420,323	0.1
5,345,000		Microsoft Corp., 4.250%, 02/06/2047	5,754,549	0.1
4,216,000		Microsoft Corp., 4.450%, 11/03/2045	4,670,351	0.1
2,062,000		Oracle Corp., 3.850%, 07/15/2036	2,043,840	0.0
3,780,000		Oracle Corp., 4.000%, 11/15/2047	3,740,729	0.1
2,995,000		Oracle Corp., 4.300%, 07/08/2034	3,163,859	0.1
4,700,000		Qualcomm, Inc., 1.850%, 05/20/2019	4,668,004	0.1
2,760,000		Qualcomm, Inc., 3.250%, 05/20/2027	2,625,013	0.0
2,985,000		Western Digital Corp., 4.750%, 02/15/2026	2,984,030	0.1
			118,281,968	2.2

		Utilities: 2.8%
2,200,000		Alabama Power Co., 5.700%, 02/15/2033	2,658,048	0.1
1,927,000		Ameren Corp., 2.700%, 11/15/2020	1,907,460	0.0
8,500,000	(1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	9,584,493	0.2
1,432,000		Baltimore Gas & Electric Co., 3.350%, 07/01/2023	1,439,742	0.0
4,000,000	(1)	Berkshire Hathaway Energy Co., 3.800%, 07/15/2048	3,822,243	0.1
1,720,000		Black Hills Corp., 4.250%, 11/30/2023	1,775,029	0.0
5,315,000	(1)	Calpine Corp., 5.250%, 06/01/2026	5,148,906	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	538,267	0.0
2,166,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,073,389	0.0
1,750,000		Comision Federal de Electricidad, 4.750%, 02/23/2027	1,760,938	0.0
1,400,000	(1)	Comision Federal de Electricidad, 4.750%, 02/23/2027	1,408,750	0.0
4,990,000		Commonwealth Edison Co., 3.750%, 08/15/2047	4,787,104	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

2,009,000		Consolidated Edison Co. of New York, Inc., 2.900%, 12/01/2026	1,919,893	0.0
1,864,000		Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	1,827,622	0.0
1,539,000		Duke Energy Carolinas LLC, 2.950%, 12/01/2026	1,485,435	0.0
2,340,000		Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,257,375	0.0
3,032,000		Duke Energy Carolinas LLC, 3.875%, 03/15/2046	2,994,071	0.1
1,760,000		Duke Energy Corp., 2.100%, 06/15/2018	1,758,297	0.0
6,200,000		Duke Energy Corp., 3.950%, 08/15/2047	5,832,537	0.1
7,300,000	(1)	Enel Finance International NV, 3.500%, 04/06/2028	6,841,950	0.1
3,100,000		Entergy Arkansas, Inc., 3.500%, 04/01/2026	3,093,586	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/2019	807,697	0.0
12,000,000		Eversource Energy, 3.300%, 01/15/2028	11,578,110	0.2
3,617,000		Exelon Corp., 3.497%, 06/01/2022	3,584,634	0.1
3,475,000		FirstEnergy Corp., 2.850%, 07/15/2022	3,372,869	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/2023	1,556,687	0.0
830,000		FirstEnergy Corp., 7.375%, 11/15/2031	1,093,371	0.0
4,400,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	4,082,572	0.1
4,400,000		Interstate Power & Light Co., 3.250%, 12/01/2024	4,337,676	0.1
4,199,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	4,326,268	0.1
618,000		Metropolitan Edison Co., 7.700%, 01/15/2019	642,137	0.0
3,160,000		Mississippi Power Co., 3.950%, 03/30/2028	3,183,905	0.1
2,412,000		Mississippi Power Co., 4.250%, 03/15/2042	2,365,249	0.1
790,000		Mississippi Power Co., 4.750%, 10/15/2041	792,064	0.0
709,000		Nevada Power Co., 7.125%, 03/15/2019	737,223	0.0
1,402,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/2023	1,409,352	0.0
1,901,000		NiSource, Inc., 5.950%, 06/15/2041	2,287,087	0.1
490,000	(1),(2)	NRG Energy, Inc., 5.750%, 01/15/2028	480,200	0.0
2,000,000		NRG Energy, Inc., 6.250%, 05/01/2024	2,070,000	0.0
3,000,000		Ohio Power Co., 4.150%, 04/01/2048	3,059,466	0.1
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/2018	995,590	0.0
2,780,000	(1)	Pacific Gas & Electric Co., 3.300%, 12/01/2027	2,634,294	0.1
1,947,000		Pacific Gas & Electric Co., 5.800%, 03/01/2037	2,264,269	0.0
1,946,000		Pacific Gas & Electric Co., 6.050%, 03/01/2034	2,322,986	0.1
999,000		Pennsylvania Electric Co., 5.200%, 04/01/2020	1,033,362	0.0
3,300,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	3,181,079	0.1
2,050,000	(1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,976,125	0.0
800,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/2021	848,400	0.0
4,035,000		Pinnacle West Capital Corp., 2.250%, 11/30/2020	3,940,861	0.1
2,173,000		PSEG Power LLC, 2.450%, 11/15/2018	2,168,904	0.0
3,937,000		Sempra Energy, 3.800%, 02/01/2038	3,716,174	0.1
1,581,000		Southern California Edison Co., 3.500%, 10/01/2023	1,598,631	0.0
3,500,000		Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	3,554,685	0.1
1,050,000		Virginia Electric & Power Co., 3.800%, 04/01/2028	1,064,504	0.0
2,009,000		Virginia Electric & Power Co., 2.950%, 11/15/2026	1,908,981	0.0
3,010,000		Wisconsin Public Service Corp., 1.650%, 12/04/2018	2,991,911	0.1
			152,882,458	2.8

	Total Corporate Bonds/Notes
	(Cost $1,825,331,669)		1,794,448,076	32.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%
2,808,625		Alternative Loan Trust 2004-J7 MI, 2.892%, (US0001M + 1.020%), 10/25/2034	2,525,376	0.1
3,823,036		Alternative Loan Trust 2005-10CB 1A1, 2.372%, (US0001M + 0.500%), 05/25/2035	3,411,496	0.1
3,211,519		Alternative Loan Trust 2005-51 3A2A, 2.573%, (12MTA + 1.290%), 11/20/2035	3,113,403	0.1
992,108		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	924,512	0.0
1,236,874		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,190,404	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

2,272,990		Alternative Loan Trust 2005-J2 1A12, 2.272%, (US0001M + 0.400%), 04/25/2035	2,021,523	0.0
1,003,323		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	810,091	0.0
230,258		Alternative Loan Trust 2006-18CB A10, 2.272%, (US0001M + 0.400%), 07/25/2036	161,275	0.0
1,409,224		Alternative Loan Trust 2006-19CB A28, 2.472%, (US0001M + 0.600%), 08/25/2036	1,057,313	0.0
1,373,718		Alternative Loan Trust 2006-HY11 A1, 1.992%, (US0001M + 0.120%), 06/25/2036	1,255,216	0.0
1,493,295		Alternative Loan Trust 2007-23CB A3, 2.372%, (US0001M + 0.500%), 09/25/2037	995,196	0.0
3,805,070		Alternative Loan Trust 2007-2CB 2A1, 2.472%, (US0001M + 0.600%), 03/25/2037	2,690,211	0.1
1,510,268		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	1,161,783	0.0
1,369,230		Alternative Loan Trust 2007-8CB A3, 2.372%, (US0001M + 0.500%), 05/25/2037	954,192	0.0
2,037,104		American Home Mortgage Assets Trust 2007-4 A4, 2.162%, (US0001M + 0.290%), 08/25/2037	1,832,619	0.0
115,214	(1),(3)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/2045	114,905	0.0
1,391,278		Banc of America Funding 2007-2 1A16 Trust, 2.472%, (US0001M + 0.600%), 03/25/2037	1,130,973	0.0
1,462,088	(4)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	271,473	0.0
2,242,766		Bear Stearns ALT-A Trust 2005-4 23A1, 3.688%, 05/25/2035	2,263,964	0.1
2,892,417		Bear Stearns ALT-A Trust 2005-7 21A1, 3.684%, 09/25/2035	2,942,107	0.1
5,561,809		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.062%, (US0001M + 0.190%), 01/25/2037	5,266,318	0.1
710,854	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.172%, (US0001M + 4.300%), 07/25/2025	723,619	0.0
3,104,455		CHL Mortgage Pass-Through Trust 2004-22 A3, 3.491%, 11/25/2034	3,098,412	0.1
948,234		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	839,680	0.0
2,007,961		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	2,034,451	0.0
2,513,630		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.743%, 11/25/2036	2,202,323	0.1
917,249		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.465%, 09/25/2037	867,806	0.0
2,811,000	(1)	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/2035	2,947,931	0.1
1,683,613	(1)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,755,188	0.0
2,869,000	(1)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	2,876,119	0.1
697,953		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.372%, (US0001M + 0.500%), 11/25/2035	431,603	0.0
7,750,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.592%, (US0001M + 0.720%), 11/25/2035	7,645,311	0.2
2,666,090	(1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	2,506,895	0.1
1,360,000	(1)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,363,327	0.0
119,317,643	(4)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 1.065%, 04/25/2037	4,748,866	0.1
2,575,800		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.088%, (US0001M + 0.280%), 08/19/2045	2,249,776	0.1
6,361,143	(4)	Fannie Mae 2008-12 SC, 4.479%, (-1.000*US0001M + 6.350%), 03/25/2038	936,425	0.0
7,640,562		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	8,243,728	0.2
1,307,229		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,285,362	0.0
4,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	5,099,097	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

6,534,000		Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	6,745,009	0.1
4,297,786		Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	4,484,686	0.1
37,966,878	(4)	Fannie Mae 2016-82 SD, 4.179%, (-1.000*US0001M + 6.050%), 11/25/2046	5,581,332	0.1
9,022,127		Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	9,079,159	0.2
4,600,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.122%, (US0001M + 4.250%), 04/25/2029	5,219,244	0.1
7,434,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.522%, (US0001M + 3.650%), 09/25/2029	8,097,331	0.2
2,650,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.872%, (US0001M + 3.000%), 10/25/2029	2,813,844	0.1
2,500,000		Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.722%, (US0001M + 2.850%), 11/25/2029	2,606,106	0.1
10,500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.072%, (US0001M + 2.200%), 01/25/2030	10,646,872	0.2
7,200,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.272%, (US0001M + 2.400%), 05/25/2030	7,315,618	0.1
9,750,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.372%, (US0001M + 2.500%), 05/25/2030	9,912,172	0.2
1,500,000		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.072%, (US0001M + 2.200%), 08/25/2030	1,509,674	0.0
13,500,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.122%, (US0001M + 2.250%), 07/25/2030	13,690,860	0.3
36,094		Fannie Mae Grantor Trust 1998-T2 A6, 1.071%, (US0001M + 0.550%), 01/25/2032	37,149	0.0
13,010	(4)	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/2018	67	0.0
580,068	(4)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	85,650	0.0
2,065,016	(4)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	186,153	0.0
216,028		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	232,927	0.0
315,951	(4)	Fannie Mae REMIC Trust 1999-6 SE, 5.877%, (-1.000*US0001M + 7.685%), 02/17/2029	31,241	0.0
171,419		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	184,841	0.0
1,730,605		Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,879,303	0.0
526,211		Fannie Mae REMIC Trust 2003-45 FJ, 3.164%, (US0001M + 1.500%), 06/25/2033	549,419	0.0
2,229,972	(4)	Fannie Mae REMIC Trust 2003-66 SA, 5.779%, (-1.000*US0001M + 7.650%), 07/25/2033	413,723	0.0
379,660	(4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	88,498	0.0
1,124,319		Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	1,192,347	0.0
14,273		Fannie Mae REMIC Trust 2004-10 SC, 21.114%, (-4.000*US0001M + 28.600%), 02/25/2034	15,499	0.0
1,642,106		Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,753,157	0.0
34,609		Fannie Mae REMIC Trust 2004-56 FE, 2.322%, (US0001M + 0.450%), 10/25/2033	34,688	0.0
852,493		Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	939,088	0.0
1,802,425		Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,892,533	0.0
237,842		Fannie Mae REMIC Trust 2004-79 S, 14.653%, (-2.750*US0001M + 19.800%), 08/25/2032	251,239	0.0
80,932		Fannie Mae REMIC Trust 2004-W10 A5, 5.500%, 08/25/2034	81,195	0.0
4,339,063		Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	4,611,787	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

91,888		Fannie Mae REMIC Trust 2005-74 NP, 15.915%, (-3.782*US0001M + 22.992%), 01/25/2035	98,011	0.0
234,766		Fannie Mae REMIC Trust 2006-104 ES, 24.093%, (-5.000*US0001M + 33.450%), 11/25/2036	392,101	0.0
4,427,891	(4)	Fannie Mae REMIC Trust 2006-12 SD, 4.879%, (-1.000*US0001M + 6.750%), 10/25/2035	588,461	0.0
1,210,724	(4)	Fannie Mae REMIC Trust 2006-123 UI, 4.869%, (-1.000*US0001M + 6.740%), 01/25/2037	215,305	0.0
338,793	(4)	Fannie Mae REMIC Trust 2006-72 HS, 4.829%, (-1.000*US0001M + 6.700%), 08/25/2026	40,964	0.0
86,090		Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	95,360	0.0
6,300,723	(4)	Fannie Mae REMIC Trust 2007-91 AS, 4.529%, (-1.000*US0001M + 6.400%), 10/25/2037	1,039,769	0.0
2,820,362		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,942,168	0.1
13,953,624		Fannie Mae REMIC Trust 2009-50 HZ, 5.557%, 02/25/2049	14,803,919	0.3
3,572,168	(4)	Fannie Mae REMIC Trust 2009-90 TS, 4.279%, (-1.000*US0001M + 6.150%), 11/25/2039	505,161	0.0
5,366,247	(4)	Fannie Mae REMIC Trust 2010-118 GS, 4.079%, (-1.000*US0001M + 5.950%), 10/25/2039	400,213	0.0
8,695,211	(4)	Fannie Mae REMIC Trust 2010-123 SL, 4.199%, (-1.000*US0001M + 6.070%), 11/25/2040	1,169,516	0.0
9,209,313	(4)	Fannie Mae REMIC Trust 2010-41 SB, 4.529%, (-1.000*US0001M + 6.400%), 05/25/2040	1,372,219	0.0
2,671,207	(4)	Fannie Mae REMIC Trust 2010-43 VS, 4.579%, (-1.000*US0001M + 6.450%), 05/25/2040	409,961	0.0
11,049,000		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	11,818,872	0.2
2,933,302	(4)	Fannie Mae REMIC Trust 2011-102 SA, 4.729%, (-1.000*US0001M + 6.600%), 10/25/2041	476,866	0.0
3,922,480		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	4,004,856	0.1
4,151,022	(4)	Fannie Mae REMIC Trust 2011-93 GS, 4.679%, (-1.000*US0001M + 6.550%), 04/25/2039	717,376	0.0
1,993,245	(4)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	252,204	0.0
10,803,640	(4)	Fannie Mae REMIC Trust 2012-122 SB, 4.279%, (-1.000*US0001M + 6.150%), 11/25/2042	2,009,855	0.0
6,279,180	(4)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	659,364	0.0
10,494,384	(4)	Fannie Mae REMIC Trust 2012-133 AS, 4.329%, (-1.000*US0001M + 6.200%), 10/25/2042	1,534,345	0.0
1,703,688	(4)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	204,051	0.0
8,163,415	(4)	Fannie Mae REMIC Trust 2012-15 SP, 4.749%, (-1.000*US0001M + 6.620%), 06/25/2040	931,758	0.0
4,123,777	(4)	Fannie Mae REMIC Trust 2012-24 HS, 4.679%, (-1.000*US0001M + 6.550%), 09/25/2040	544,840	0.0
9,533,175	(4)	Fannie Mae REMIC Trust 2012-30 QS, 4.729%, (-1.000*US0001M + 6.600%), 04/25/2031	1,165,514	0.0
2,414,884	(4)	Fannie Mae REMIC Trust 2012-68 YS, 4.829%, (-1.000*US0001M + 6.700%), 07/25/2042	410,868	0.0
3,762,992	(4)	Fannie Mae REMIC Trust 2013-26 JS, 4.329%, (-1.000*US0001M + 6.200%), 10/25/2032	559,205	0.0
12,866,800	(4)	Fannie Mae REMIC Trust 2013-60 DS, 4.329%, (-1.000*US0001M + 6.200%), 06/25/2033	2,045,923	0.1
12,171,811	(4)	Fannie Mae REMIC Trust 2013-9 SM, 4.379%, (-1.000*US0001M + 6.250%), 02/25/2033	1,683,416	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

8,736,582	(4)	Fannie Mae REMIC Trust 2014-17 DS, 4.329%, (-1.000*US0001M + 6.200%), 02/25/2043	1,154,442	0.0
4,338,961	(4)	Fannie Mae REMIC Trust 2014-28 BS, 4.329%, (-1.000*US0001M + 6.200%), 08/25/2043	630,482	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	2,590,477	0.1
32,071,337	(4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	7,573,848	0.2
4,671,585		Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	5,065,964	0.1
2,234,354	(4)	Fannie Mae Series 2013-72 YS, 4.279%, (-1.000*US0001M + 6.150%), 07/25/2033	389,742	0.0
791,722		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 2.172%, (US0001M + 0.300%), 12/25/2036	507,712	0.0
791,722	(4)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 4.829%, (-1.000*US0001M + 6.700%), 12/25/2036	189,278	0.0
924,032		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/2037	746,415	0.0
2,000,000	(1)	Flagstar Mortgage Trust 2018-1 B1, 4.069%, 03/25/2048	2,013,528	0.0
2,341,016	(1)	Flagstar Mortgage Trust 2018-1 B2, 4.069%, 03/25/2048	2,322,404	0.1
2,603,570	(1)	Flagstar Mortgage Trust 2018-1 B3, 4.069%, 03/25/2048	2,512,195	0.1
37,298,030		Freddie Mac 326 350, 3.500%, 03/15/2044	37,563,272	0.7
14,384,539	(4)	Freddie Mac 3510 AS, 4.633%, (-1.000*US0001M + 6.410%), 04/15/2037	2,279,311	0.1
12,732,099	(4)	Freddie Mac 4191 SA, 4.423%, (-1.000*US0001M + 6.200%), 03/15/2043	1,717,207	0.0
3,605,104		Freddie Mac 4316 XZ, 4.500%, 03/15/2044	3,918,153	0.1
1,191,735		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	1,310,264	0.0
563,166		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	634,431	0.0
178,742		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	194,807	0.0
162,390		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	179,209	0.0
1,107,122		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	1,248,588	0.0
213,823		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	240,207	0.0
294,255		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	309,441	0.0
426,017		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	462,166	0.0
177,354	(4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	41,405	0.0
1,145,177		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	1,222,703	0.0
212,944		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	233,910	0.0
2,338,349	(4)	Freddie Mac REMIC Trust 2866 GS, 4.823%, (-1.000*US0001M + 6.600%), 09/15/2034	125,835	0.0
818,913	(4)	Freddie Mac REMIC Trust 2883 SD, 4.923%, (-1.000*US0001M + 6.700%), 10/15/2034	49,164	0.0
327,928		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	352,281	0.0
466,346		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	501,352	0.0
8,831,387	(4)	Freddie Mac REMIC Trust 3045 DI, 4.953%, (-1.000*US0001M + 6.730%), 10/15/2035	1,339,110	0.0
59,938		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	60,475	0.0
1,826,783		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	2,013,555	0.0
518,448	(5)	Freddie Mac REMIC Trust 3139 PO, 01/15/2036	501,152	0.0
2,418,759	(4)	Freddie Mac REMIC Trust 3171 PS, 4.708%, (-1.000*US0001M + 6.485%), 06/15/2036	302,151	0.0
9,814,814	(4)	Freddie Mac REMIC Trust 3199 S, 4.673%, (-1.000*US0001M + 6.450%), 08/15/2036	1,556,552	0.0
844,276		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	923,822	0.0
401,634		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	429,248	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

443,811	(4)	Freddie Mac REMIC Trust 3524 LA, 5.442%, 03/15/2033	471,765	0.0
61,062		Freddie Mac REMIC Trust 3556 NT, 4.877%, (US0001M + 0.000%), 03/15/2038	62,678	0.0
9,201,972		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	10,017,656	0.2
829,348		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	913,824	0.0
2,912,876	(4)	Freddie Mac REMIC Trust 3710 SL, 4.223%, (-1.000*US0001M + 6.000%), 05/15/2036	130,515	0.0
635,570		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	691,599	0.0
25,000,000		Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	25,763,280	0.5
1,000,000		Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	1,014,578	0.0
535,034		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	569,647	0.0
2,292,276	(4)	Freddie Mac REMIC Trust 3856 KS, 4.773%, (-1.000*US0001M + 6.550%), 05/15/2041	371,622	0.0
1,940,461	(4)	Freddie Mac REMIC Trust 3925 SD, 4.273%, (-1.000*US0001M + 6.050%), 07/15/2040	221,792	0.0
12,344,371	(4)	Freddie Mac REMIC Trust 3925 SL, 4.273%, (-1.000*US0001M + 6.050%), 01/15/2041	1,425,767	0.0
529,293		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	559,101	0.0
2,974,929	(4)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	418,557	0.0
2,854,097	(4)	Freddie Mac REMIC Trust 4088 CS, 4.223%, (-1.000*US0001M + 6.000%), 08/15/2042	486,482	0.0
10,760,370	(4)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	1,282,405	0.0
5,452,625	(4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	938,354	0.0
4,247,500		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,172,805	0.1
1,223,996		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,331,027	0.0
2,806,074	(4)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	471,400	0.0
4,558,069		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	4,802,476	0.1
6,118,319		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	6,440,728	0.1
1,916,000		Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	1,824,086	0.0
9,139,376	(4)	Freddie Mac REMIC Trust 4386 LS, 4.323%, (-1.000*US0001M + 6.100%), 09/15/2044	1,473,980	0.0
10,662,016		Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	11,005,736	0.2
4,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.572%, (US0001M + 4.700%), 04/25/2028	5,025,490	0.1
2,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.422%, (US0001M + 5.550%), 07/25/2028	2,550,784	0.1
4,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.322%, (US0001M + 3.450%), 10/25/2029	5,226,447	0.1
9,600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.372%, (US0001M + 2.500%), 03/25/2030	9,852,407	0.2
8,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.522%, (US0001M + 2.650%), 12/25/2029	8,464,175	0.2
9,120,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.222%, (US0001M + 2.350%), 04/25/2030	9,245,709	0.2
9,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.672%, (US0001M + 1.800%), 07/25/2030	9,116,858	0.2
1,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.154%, (US0001M + 2.300%), 09/25/2030	1,801,262	0.0
1,321,595		Freddie Mac Structured Pass Through Certificates T-48 1A, 5.061%, 07/25/2033	1,405,377	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

3,713,883	(1)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,694,371	0.1
1,912,137		Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	2,026,161	0.0
10,659	(4)	Ginnie Mae Series 2001-28 SV, 6.464%, (-1.000*US0001M + 8.250%), 06/16/2031	548	0.0
1,016,264	(4)	Ginnie Mae Series 2005-7 AH, 4.984%, (-1.000*US0001M + 6.770%), 02/16/2035	150,435	0.0
16,746,861	(4)	Ginnie Mae Series 2007-41 SL, 4.878%, (-1.000*US0001M + 6.700%), 07/20/2037	2,914,915	0.1
1,776,658	(4)	Ginnie Mae Series 2008-2 SW, 4.728%, (-1.000*US0001M + 6.550%), 01/20/2038	287,396	0.0
1,146,555	(4)	Ginnie Mae Series 2008-35 SN, 4.578%, (-1.000*US0001M + 6.400%), 04/20/2038	149,955	0.0
641,379	(4)	Ginnie Mae Series 2008-40 PS, 4.714%, (-1.000*US0001M + 6.500%), 05/16/2038	94,795	0.0
1,549,975	(4)	Ginnie Mae Series 2009-25 KS, 4.378%, (-1.000*US0001M + 6.200%), 04/20/2039	209,652	0.0
1,253,457		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,330,080	0.0
1,323,621		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,410,383	0.0
3,908,473	(4)	Ginnie Mae Series 2009-33 SN, 4.478%, (-1.000*US0001M + 6.300%), 05/20/2039	203,182	0.0
10,719,995		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	12,501,031	0.2
2,665,984		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,788,074	0.1
552,166	(4)	Ginnie Mae Series 2009-43 HS, 4.378%, (-1.000*US0001M + 6.200%), 06/20/2038	28,450	0.0
3,311,656	(4)	Ginnie Mae Series 2010-116 NS, 4.864%, (-1.000*US0001M + 6.650%), 09/16/2040	460,386	0.0
8,600,811	(4)	Ginnie Mae Series 2010-116 SK, 4.798%, (-1.000*US0001M + 6.620%), 08/20/2040	1,370,508	0.0
15,587,607	(4)	Ginnie Mae Series 2010-149 HS, 4.314%, (-1.000*US0001M + 6.100%), 05/16/2040	1,453,678	0.0
1,826,984	(4)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	634,514	0.0
2,501,014	(4)	Ginnie Mae Series 2010-68 MS, 4.028%, (-1.000*US0001M + 5.850%), 06/20/2040	345,274	0.0
6,378,689	(4)	Ginnie Mae Series 2011-72 SA, 3.564%, (-1.000*US0001M + 5.350%), 05/16/2041	747,323	0.0
9,819,623	(4)	Ginnie Mae Series 2011-73 LS, 4.868%, (-1.000*US0001M + 6.690%), 08/20/2039	908,841	0.0
245,195		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	248,848	0.0
1,870,777	(4)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	228,923	0.0
1,388,000		Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,396,070	0.0
12,501,568	(4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	2,521,144	0.1
3,411,144	(4)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	357,291	0.0
7,500,896	(4)	Ginnie Mae Series 2014-185 SB, 3.778%, (-1.000*US0001M + 5.600%), 12/20/2044	888,066	0.0
13,023,450	(4)	Ginnie Mae Series 2014-3 SU, 4.228%, (-1.000*US0001M + 6.050%), 07/20/2039	1,822,056	0.0
11,432,536	(4)	Ginnie Mae Series 2014-56 SP, 4.414%, (-1.000*US0001M + 6.200%), 12/16/2039	1,463,820	0.0
13,107,981	(4)	Ginnie Mae Series 2014-58 SG, 3.814%, (-1.000*US0001M + 5.600%), 04/16/2044	1,621,907	0.0
5,407		GSR Mortgage Loan Trust 2005-5F 8A1, 2.372%, (US0001M + 0.500%), 06/25/2035	5,194	0.0
324,107		GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/2037	305,346	0.0
3,604,709		HarborView Mortgage Loan Trust 2007-5 A1A, 1.998%, (US0001M + 0.190%), 09/19/2037	3,369,721	0.1
245,977		HomeBanc Mortgage Trust 2004-1 2A, 2.732%, (US0001M + 0.860%), 08/25/2029	236,620	0.0
2,000,000		HomeBanc Mortgage Trust 2005-4 M1, 2.342%, (US0001M + 0.470%), 10/25/2035	1,919,778	0.0
2,265,700		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.082%, (US0001M + 0.210%), 04/25/2046	2,104,569	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

3,404,942		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.082%, (US0001M + 0.210%), 02/25/2046	2,917,089	0.1
510,631	(1)	Jefferies Resecuritization Trust 2009-R6 1A2, 3.652%, 03/26/2036	500,488	0.0
485,707		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	403,101	0.0
2,846,249		JP Morgan Mortgage Trust 2005-A4 B1, 3.569%, 07/25/2035	2,572,443	0.1
4,583,281	(1)	JP Morgan Mortgage Trust 2016-1 B3, 3.881%, 05/25/2046	4,587,191	0.1
2,189,009	(1)	JP Morgan Mortgage Trust 2017-3 B1, 3.872%, 08/25/2047	2,188,537	0.1
2,096,279	(1)	JP Morgan Mortgage Trust 2017-3 B2, 3.872%, 08/25/2047	2,039,100	0.0
1,492,886	(1)	JP Morgan Mortgage Trust 2017-6 B3, 3.857%, 12/25/2048	1,433,874	0.0
2,157,870	(1)	JP Morgan Mortgage Trust 2018-1 B1, 3.774%, 06/25/2048	2,126,063	0.1
2,077,137	(1)	JP Morgan Mortgage Trust 2018-1 B2, 3.774%, 06/25/2048	2,022,345	0.0
2,741,941	(1)	JP Morgan Mortgage Trust 2018-1 B3, 3.774%, 06/25/2048	2,603,510	0.1
18,034,219	(4)	Lehman Mortgage Trust 2006-7 2A4, 4.679%, (-1.000*US0001M + 6.550%), 11/25/2036	3,050,230	0.1
13,197,087	(4)	Lehman Mortgage Trust 2006-9 2A5, 4.749%, (-1.000*US0001M + 6.620%), 01/25/2037	2,595,622	0.1
1,573,836		Lehman XS Trust Series 2005-5N 1A2, 2.232%, (US0001M + 0.360%), 11/25/2035	1,404,083	0.0
5,417,614		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	4,875,839	0.1
1,809,733	(1)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,874,040	0.0
9,826,000		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 2.372%, (US0001M + 0.500%), 11/25/2035	9,076,061	0.2
242,068		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	236,482	0.0
1,919,081	(1)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	1,936,580	0.0
1,943,609	(1)	Sequoia Mortgage Trust 2014-4 B3, 3.869%, 11/25/2044	1,953,148	0.0
1,931,438	(1)	Sequoia Mortgage Trust 2015-2 B3, 3.742%, 05/25/2045	1,908,285	0.0
1,680,592	(1)	Sequoia Mortgage Trust 2015-3 B3, 3.714%, 07/25/2045	1,644,859	0.0
3,300,000	(1)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,353,413	0.1
2,897,780	(1)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	2,947,617	0.1
6,567,982	(1)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.523%, 02/25/2048	6,845,763	0.1
2,705,873	(1)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.523%, 02/25/2048	2,790,272	0.1
97,893		Structured Adjustable Rate Mortgage Loan Trust 2004-12 7A3, 3.771%, 09/25/2034	99,617	0.0
1,360,000	(1),(3)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,356,961	0.0
1,773,000	(1)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,781,285	0.0
2,012,774		Wachovia Mortgage Loan LLC Series 2005-B 2A1, 3.683%, 10/20/2035	2,026,048	0.0
565,407		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.751%, 10/25/2036	523,649	0.0
4,291,658		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.382%, (US0001M + 0.510%), 08/25/2045	4,189,219	0.1
119,398,909	(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.083%, 08/25/2045	3,118,449	0.1
3,214,507		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.362%, (US0001M + 0.490%), 10/25/2045	3,177,103	0.1
592,712		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.323%, 10/25/2036	579,064	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,362,980	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.021%, 11/25/2036	1,308,823	0.0
1,660,612	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.067%, 12/25/2036	1,509,565	0.0
3,839,157	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.067%, 12/25/2036	3,489,951	0.1
2,216,059	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.071%, 12/25/2036	2,165,796	0.1
2,176,553	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.303%, 08/25/2046	2,060,518	0.1
2,937,201	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.254%, 12/25/2036	2,829,703	0.1
684,457	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.056%, 03/25/2037	614,886	0.0
1,926,338	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.917%, 04/25/2037	1,759,548	0.0
2,369,226	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.772%, (US0001M + 0.900%), 11/25/2035	1,946,201	0.0
2,161,180	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,969,581	0.0
1,531,968	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,449,594	0.0
655,818	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	630,323	0.0
5,773,376	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.243%, (12MTA + 0.960%), 08/25/2046	4,380,534	0.1
975,542		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.102%, (US0001M + 0.230%), 01/25/2047	897,598	0.0
2,021,029		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 2.192%, (US0001M + 0.320%), 01/25/2047	1,875,413	0.0
1,479,065		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.302%, (US0001M + 0.430%), 06/25/2037	1,245,326	0.0
1,691,310		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,603,806	0.0
715,919		Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.153%, 04/25/2036	668,551	0.0
1,903,144	(1)	WinWater Mortgage Loan Trust 2015-5 B4, 3.798%, 08/20/2045	1,842,804	0.0

	Total Collateralized Mortgage Obligations
	(Cost $631,276,156)		631,347,004	11.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.9%
25,311,168	(4)	BANK 2017-BNK4 XA, 1.453%, 05/15/2050	2,355,429	0.0
12,930,000		BANK 2017-BNK8 A4, 3.488%, 11/15/2050	12,934,422	0.2
4,880,000		BANK 2017-BNK8 B, 3.931%, 11/15/2050	4,970,430	0.1
167,655,000	(4)	BANK 2017-BNK8 XB, 0.176%, 11/15/2050	2,587,839	0.1
2,000,000	(1)	BAMLL Re-REMIC Trust 2015-FRR11 A705, 1.819%, 09/27/2044	1,972,057	0.0
610,618		Banc of America Commercial Mortgage Trust 2007-3 B, 5.581%, 06/10/2049	618,654	0.0
92,840,000	(1),(4)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	3,870,871	0.1
692,955	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/2041	693,889	0.0
760,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	756,245	0.0
760,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	747,383	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

2,000,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.813%, 02/13/2042	2,006,476	0.0
1,981,843	(1)	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/2018	1,979,683	0.0
6,540,000	(1)	BXMT 2017-FL1 A Ltd., 2.656%, (US0001M + 0.870%), 06/15/2035	6,571,871	0.1
4,520,000		CCUBS Commercial Mortgage Trust 2017-C1 C, 4.394%, 11/15/2050	4,483,177	0.1
94,200,968	(4)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.022%, 11/15/2050	6,543,840	0.1
25,391,336	(4)	CD 2016-CD1 Mortgage Trust XA, 1.434%, 08/10/2049	2,212,990	0.0
45,113,000	(1),(4)	CD 2016-CD1 Mortgage Trust XB, 0.683%, 08/10/2049	2,315,853	0.0
34,186,574	(4)	CD 2017-CD4 Mortgage Trust XA, 1.326%, 05/10/2050	2,964,923	0.1
2,520,000		CD 2017-CD6 Mortgage Trust A5, 3.456%, 11/13/2050	2,505,161	0.0
4,280,000		CD 2017-CD6 Mortgage Trust C, 4.269%, 11/13/2050	4,296,314	0.1
4,500,000	(1)	CHT 2017-COSMO A Mortgage Trust, 2.707%, (US0001M + 0.930%), 11/15/2036	4,515,637	0.1
4,139,000		Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.103%, 11/10/2046	4,360,878	0.1
3,430,000		Citigroup Commercial Mortgage Trust 2014-GC25, 4.531%, 10/10/2047	3,417,209	0.1
3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/2049	2,925,121	0.1
41,635,556	(4)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.005%, 07/10/2049	4,895,088	0.1
65,030,520	(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.125%, 10/12/2050	4,906,800	0.1
3,940,000		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.272%, 09/15/2050	3,928,756	0.1
40,674,238	(4)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.932%, 09/15/2050	2,769,066	0.1
5,000,000	(1)	Citigroup Commercial Mortgage Trust 2018-TBR E, 4.577%, (US0001M + 2.800%), 12/15/2036	5,023,173	0.1
5,075,016	(4)	COMM 2012-CR1 XA, 1.876%, 05/15/2045	314,482	0.0
30,147,696	(4)	COMM 2012-CR2 XA, 1.660%, 08/15/2045	1,746,022	0.0
35,795,845	(4)	COMM 2012-CR4 XA, 1.794%, 10/15/2045	2,123,202	0.0
27,260,000	(1),(4)	COMM 2012-CR4 XB, 0.596%, 10/15/2045	711,914	0.0
12,981,399	(1),(4)	COMM 2012-LC4 XA, 2.212%, 12/10/2044	772,722	0.0
189,865,646	(4)	COMM 2013-CCRE13 XA, 0.901%, 11/10/2046	5,877,823	0.1
4,240,000	(1)	COMM 2013-CR10 C, 4.789%, 08/10/2046	4,306,045	0.1
4,097,500		COMM 2014-CCRE18, 4.456%, 07/15/2047	4,197,862	0.1
108,232,173	(4)	COMM 2014-UBS3 XA, 1.294%, 06/10/2047	5,404,887	0.1
139,537,842	(1),(4)	COMM 2015-PC1 XA, 0.744%, 07/10/2050	4,760,333	0.1
920,000		COMM 2016-COR1 C, 4.394%, 10/10/2049	910,039	0.0
69,866,536	(4)	COMM 2016-CR28 XA, 0.541%, 02/10/2049	2,740,305	0.1
36,455,838	(4)	COMM 2017-COR2 XA, 1.184%, 09/10/2050	3,144,972	0.1
532,502	(1)	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/2036	539,464	0.0
900,000	(1)	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.287%, 05/15/2036	920,394	0.0
7,065,000	(1),(6)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	6,605,164	0.1
2,840,000	(1)	DBUBS 2011-LC2A D, 5.565%, 07/10/2044	2,933,714	0.1
4,460,000	(1)	DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/2049	3,818,591	0.1
16,840,000	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.279%, 08/25/2020	1,855,739	0.0
27,973,945	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.623%, 11/25/2044	3,050,769	0.1
32,886,106	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.578%, 12/25/2043	2,016,241	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

77,599,012	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/2043	5,737,803	0.1
43,043,116	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.179%, 04/25/2021	1,302,846	0.0
30,930,035	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.423%, 05/25/2022	1,479,186	0.0
42,047,111	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.873%, 05/25/2040	2,868,227	0.1
20,890,903	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 1.969%, 07/25/2040	1,550,485	0.0
31,879,545	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.595%, 05/25/2041	2,196,644	0.0
32,460,000	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	3,595,812	0.1
33,412,362	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.547%, 10/25/2018	190,113	0.0
28,189,511	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.513%, 12/25/2018	186,578	0.0
43,545,074	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.503%, 03/25/2019	453,191	0.0
42,782,242	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.681%, 07/25/2019	599,794	0.0
52,331,726	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.335%, 11/25/2019	835,026	0.0
214,201,687	(1),(4)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	619,064	0.0
3,400,000	(1)	GS Mortgage Securities Trust 2010-C2 D, 5.183%, 12/10/2043	3,419,540	0.1
3,000,000	(1)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	2,861,945	0.1
2,710,000	(1)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	2,436,150	0.0
23,931,752	(4)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.220%, 05/10/2045	1,363,157	0.0
66,463,841	(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.388%, 11/10/2046	2,515,065	0.0
113,906,309	(4)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.713%, 08/10/2046	3,114,882	0.1
76,883,430	(4)	GS Mortgage Securities Trust 2014-GC22 XA, 1.014%, 06/10/2047	3,409,180	0.1
83,202,195	(4)	GS Mortgage Securities Trust 2016-GS4 XA, 0.595%, 11/10/2049	2,947,271	0.1
262,270	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.738%, 05/15/2041	262,096	0.0
17,385,000	(1),(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/2047	251,158	0.0
719,126	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	713,283	0.0
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.346%, 06/12/2041	1,319,310	0.0
2,400,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.678%, 07/15/2046	2,422,721	0.0
1,300,438	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/2046	1,295,656	0.0
83,805,084	(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.653%, 06/15/2045	3,615,175	0.1
2,900,000	(1)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.081%, 11/15/2045	2,819,100	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

2,670,000		JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.882%, 01/15/2047	2,738,540	0.1
20,384,207	(4)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.137%, 04/15/2047	495,126	0.0
42,626,087	(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA, 1.126%, 01/15/2048	1,957,603	0.0
1,636,996	(4)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.160%, 10/15/2048	78,950	0.0
19,706,190	(4)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.326%, 07/15/2050	1,435,978	0.0
242,353	(1)	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.667%, 02/15/2040	241,444	0.0
1,860,000	(1)	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.767%, 02/15/2040	1,861,120	0.0
30,093		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/2040	30,209	0.0
1,130,000	(1)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	1,150,074	0.0
5,190,542	(1),(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.485%, 11/15/2038	15,468	0.0
56,876,361	(1),(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.233%, 03/10/2050	2,772,933	0.1
1,550,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.688%, 08/15/2045	1,562,076	0.0
108,412,451	(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.120%, 12/15/2047	4,867,426	0.1
11,653,000		Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, 3.102%, 11/15/2049	11,321,165	0.2
3,090,000	(1)	Morgan Stanley Capital I Trust 2011-C1 D, 5.427%, 09/15/2047	3,218,200	0.1
1,300,000	(1)	Morgan Stanley Capital I Trust 2011-C1 E, 5.427%, 09/15/2047	1,351,134	0.0
46,983,266	(4)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.807%, 12/15/2050	2,860,252	0.1
4,430,000	(1)	Morgan Stanley Capital I, Inc. 2017-JWDR A, 2.627%, (US0001M + 0.850%), 11/15/2034	4,442,715	0.1
1,521,095	(1)	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/2049	1,494,123	0.0
4,900,000	(1)	TPG Real Estate Finance 2018-FL-1 C Issuer Ltd., 3.686%, (US0001M + 1.900%), 02/15/2035	4,921,181	0.1
41,936,033	(4)	Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 1.991%, 07/15/2048	5,059,838	0.1
4,830,000		Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.336%, 10/15/2050	4,760,214	0.1
5,170,000	(1),(5),(6)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	4,964,745	0.1
5,000,000	(1),(5),(6)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	3,808,749	0.1
77,660,617	(1),(4)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.580%, 12/15/2045	4,614,819	0.1
14,643,805	(1),(4)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.849%, 08/15/2045	917,880	0.0
11,287,444	(1),(4)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.910%, 11/15/2045	795,390	0.0
12,746,000	(1)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.272%, 03/15/2045	9,781,853	0.2
20,029,346	(1)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.272%, 03/15/2045	7,720,161	0.1
92,422,258	(1),(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.279%, 03/15/2048	4,470,344	0.1
64,530,435	(4)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.844%, 09/15/2046	1,962,429	0.0
90,212,321	(4)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.916%, 11/15/2047	3,904,074	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $323,625,002)		320,836,590	5.9

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

ASSET-BACKED SECURITIES: 12.3%
		Automobile Asset-Backed Securities: 0.2%
400,000		CarMax Auto Owner Trust 2015-2 C, 2.390%, 03/15/2021	398,415	0.0
1,960,000		GM Financial Automobile Leasing Trust 2015-2 B, 2.420%, 07/22/2019	1,959,314	0.1
1,890,000		GM Financial Automobile Leasing Trust 2015-2 C, 2.990%, 07/22/2019	1,891,301	0.0
3,131,006	(1)	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/2021	3,124,290	0.1
1,450,000	(1)	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	1,441,248	0.0
1,550,000	(1)	Oscar US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,537,577	0.0
1,940,000	(1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/2021	1,918,191	0.0
800,000	(1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	798,359	0.0
			13,068,695	0.2

		Home Equity Asset-Backed Securities: 0.4%
8,263,846		Freddie Mac Structured Pass Through Certificates T-31 A7, 1.871%, (US0001M + 0.250%), 05/25/2031	8,209,657	0.1
4,457,535		GSAA Home Equity Trust 2006-4 4A3, 3.591%, 03/25/2036	3,719,466	0.1
4,450,657		GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	3,077,648	0.1
403,557	(3)	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.868%, 12/25/2036	364,606	0.0
2,073,915		Morgan Stanley Home Equity Loan Trust 2006-3 A3, 2.032%, (US0001M + 0.160%), 04/25/2036	1,586,622	0.0
1,408,538		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 2.032%, (US0001M + 0.160%), 02/25/2037	1,273,574	0.0
1,714,922		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.102%, (US0001M + 0.230%), 02/25/2037	1,563,477	0.0
3,500,000	(3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	3,646,124	0.1
			23,441,174	0.4

		Other Asset-Backed Securities: 11.0%
4,993,491	(1),(3)	Ajax Mortgage Loan Trust 2016-C A, 4.000%, 10/25/2057	5,021,354	0.1
1,750,017	(1),(3)	Ajax Mortgage Loan Trust 2017-A A, 3.470%, 04/25/2057	1,744,656	0.0
5,100,000	(1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.722%, (US0003M + 2.000%), 10/15/2027	5,122,307	0.1
2,930,000	(1)	ALM VIII Ltd. 2013-8A A1R, 3.212%, (US0003M + 1.490%), 10/15/2028	2,943,012	0.1
1,096,334	(1),(4),(7)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	–	–
1,076,000	(1)	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/2045	1,141,871	0.0
1,250,000	(1)	American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/2045	1,337,868	0.0
6,926,917	(1),(4),(7)	American Homes 4 Rent 2015-SFR2 XS, 0.000%, 10/17/2045	–	–
3,440,000	(1)	Apidos CLO XI 2012-11A BR, 3.681%, (US0003M + 1.950%), 01/17/2028	3,452,332	0.1
3,900,000	(1)	Apidos CLO XII 2013-12A AR, 3.118%, (US0003M + 1.080%), 04/15/2031	3,907,507	0.1
500,000	(1)	Apidos CLO XII 2013-12A CR, 3.838%, (US0003M + 1.800%), 04/15/2031	501,428	0.0
3,130,000	(1)	Apidos CLO XVII 2014-17A A2R, 3.581%, (US0003M + 1.850%), 04/17/2026	3,130,870	0.1
5,420,000	(1)	Apidos CLO XVII 2014-17A BR, 4.231%, (US0003M + 2.500%), 04/17/2026	5,422,341	0.1
3,860,000	(1)	Apidos Clo XXV 2016-25A A1, 3.205%, (US0003M + 1.460%), 10/20/2028	3,873,190	0.1
10,000,000	(1)	Ares XLVI CLO Ltd. 2017-46A A2, 2.939%, (US0003M + 1.230%), 01/15/2030	10,058,130	0.2
4,350,000	(1)	Ares XXIX CLO Ltd. 2014-1A BR, 4.022%, (US0003M + 2.300%), 04/17/2026	4,351,540	0.1
4,410,000	(1)	Ares XXXII CLO Ltd. 2014-32A BR, 4.089%, (US0003M + 2.250%), 11/15/2025	4,418,511	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

4,500,000	(1)	ArrowMark Colorado Holdings 2017-7A C, 3.504%, (US0003M + 1.900%), 07/15/2030	4,511,340	0.1
2,000,000	(1)	Atrium CDO Corp. 12A CR, 3.395%, (US0003M + 1.650%), 04/22/2027	1,982,060	0.0
1,500,000	(1)	Atrium XIII 13A C, 3.241%, (US0003M + 1.800%), 11/21/2030	1,507,950	0.0
3,970,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.095%, (US0003M + 2.350%), 04/25/2026	3,972,751	0.1
3,700,000	(1)	Babson CLO Ltd. 2014-3A AR, 3.042%, (US0003M + 1.320%), 01/15/2026	3,700,988	0.1
2,640,000	(1)	Babson CLO Ltd. 2014-3A C1R, 4.372%, (US0003M + 2.650%), 01/15/2026	2,653,570	0.0
3,620,000	(1)	Babson CLO Ltd. 2014-IA BR, 3.945%, (US0003M + 2.200%), 07/20/2025	3,621,491	0.1
1,650,000	(1)	Bain Capital Credit CLO 2017-1A A2, 3.095%, (US0003M + 1.350%), 07/20/2030	1,660,283	0.0
3,890,000	(1)	Barings CLO Ltd. 2017-1A A2, 3.084%, (US0003M + 1.350%), 07/18/2029	3,914,048	0.1
8,770,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 2.972%, (US0003M + 1.250%), 07/15/2029	8,829,583	0.2
9,250,000	(1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA BR, 3.284%, (US0003M + 1.550%), 07/18/2027	9,238,900	0.2
7,500,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 2.919%, (US0003M + 1.200%), 01/20/2031	7,504,455	0.1
3,190,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.212%, (US0003M + 1.490%), 01/15/2029	3,207,031	0.1
5,000,000	(1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, (US0003M + 1.150%), 04/20/2031	4,991,776	0.1
2,450,000	(1)	Birchwood Park CLO Ltd. 2014-1A C1R, 3.970%, (US0003M + 2.250%), 07/15/2026	2,450,637	0.0
6,520,000	(1)	Blue Hill CLO Ltd. 2013-1A C1R, 4.122%, (US0003M + 2.400%), 01/15/2026	6,520,874	0.1
4,350,000	(1)	BlueMountain CLO 2014-4A CR, 4.534%, (US0003M + 2.550%), 11/30/2026	4,368,857	0.1
4,070,000	(1)	BlueMountain CLO 2015-1A BR, 4.222%, (US0003M + 2.500%), 04/13/2027	4,099,385	0.1
3,270,000	(1)	Burnham Park Clo Ltd. 2016-1A A, 3.175%, (US0003M + 1.430%), 10/20/2029	3,324,694	0.1
10,000,000	(1)	Carbone CLO Ltd 2017-1A A1, 2.809%, (US0003M + 1.140%), 01/20/2031	10,033,170	0.2
3,000,000	(1)	Carbone CLO Ltd 2017-1A B, 3.469%, (US0003M + 1.800%), 01/20/2031	3,004,986	0.1
3,250,000	(1),(7)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2 0.000%, 04/17/2031	3,250,000	0.1
3,480,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.910%, (US0003M + 2.150%), 07/27/2026	3,481,757	0.1
6,380,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.045%, (US0003M + 1.300%), 04/20/2031	6,410,331	0.1
4,300,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.407%, (US0003M + 2.350%), 06/09/2030	4,320,206	0.1
3,500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.995%, (US0003M + 2.250%), 07/23/2030	3,507,304	0.1
9,680,000	(1)	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.833%, (US0003M + 1.470%), 10/20/2028	9,716,194	0.2
3,530,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.981%, (US0003M + 1.250%), 10/17/2030	3,551,032	0.1
4,700,000	(1)	Cent CLO 2014-22A A2AR, 3.744%, (US0003M + 1.950%), 11/07/2026	4,703,215	0.1
37,149		Chase Funding Trust Series 2003-5 2A2, 2.472%, (US0001M + 0.600%), 07/25/2033	36,215	0.0
4,050,000	(1)	CIFC Funding 2013-2A A1LR, 2.944%, (US0003M + 1.210%), 10/18/2030	4,080,420	0.1
2,700,000	(1)	CIFC Funding 2013-2A A3LR, 3.684%, (US0003M + 1.950%), 10/18/2030	2,722,612	0.0
2,750,000	(1)	CIFC Funding 2014-4A C1R, 4.381%, (US0003M + 2.650%), 10/17/2026	2,751,331	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

3,660,000	(1)	CIFC Funding 2016-1A A, 3.225%, (US0003M + 1.480%), 10/21/2028	3,679,698	0.1
2,150,000	(1)	CIFC Funding 2017-2A C, 4.095%, (US0003M + 2.350%), 04/20/2030	2,164,676	0.0
7,400,000	(1)	CIFC Funding 2017-4 A1, 2.633%, (US0003M + 1.250%), 10/24/2030	7,487,979	0.1
3,000,000	(1)	CIFC Funding 2017-5A A1, 2.543%, (US0003M + 1.180%), 11/16/2030	3,023,361	0.1
1,000,000	(1)	CIFC Funding 2018-IA B Ltd., 3.557%, (US0003M + 1.400%), 04/18/2031	1,000,967	0.0
7,425,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.577%, (US0001M + 0.705%), 09/25/2035	7,088,005	0.1
11,712,000		Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.022%, (US0001M + 0.150%), 10/25/2036	10,430,017	0.2
4,200,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/2030	4,219,328	0.1
7,000,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 2.932%, (US0003M + 1.210%), 10/15/2030	7,054,362	0.1
5,565,000	(1)	Dryden 33 Senior Loan Fund 2014-33A AR, 3.152%, (US0003M + 1.430%), 10/15/2028	5,596,509	0.1
2,100,000	(1)	Dryden Senior Loan Fund 2014-34A CR, 3.872%, (US0003M + 2.150%), 10/15/2026	2,107,447	0.0
6,660,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.072%, (US0003M + 1.350%), 04/15/2028	6,696,650	0.1
6,410,000	(1)	Dryden Senior Loan Fund 2017-47A C, 3.922%, (US0003M + 2.200%), 04/15/2028	6,456,376	0.1
7,700,000	(1)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.570%, (US0003M + 1.850%), 10/15/2027	7,712,974	0.1
5,565,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.039%, (US0003M + 1.200%), 08/15/2030	5,593,793	0.1
8,000,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 2.727%, (US0003M + 1.250%), 01/20/2030	7,998,464	0.1
3,980,025	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,051,096	0.1
3,000,000	(1)	Flatiron CLO Ltd. 2013-1A A2R, 3.381%, (US0003M + 1.650%), 01/17/2026	3,000,441	0.1
3,920,000	(1)	Flatiron CLO Ltd. 2013-1A BR, 4.081%, (US0003M + 2.350%), 01/17/2026	3,921,282	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 2.961%, (US0003M + 1.220%), 07/24/2030	4,276,626	0.1
2,500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 2.922%, (US0003M + 1.200%), 10/15/2030	2,521,193	0.0
8,000,000	(1)	Galaxy XXI CLO Ltd. 2015-21A AR, 2.765%, (US0003M + 1.020%), 04/20/2031	7,996,712	0.1
2,300,000	(1)	Gilbert Park CLO Ltd. 2017-1A A, 2.555%, (US0003M + 1.190%), 10/15/2030	2,311,192	0.0
1,850,000	(1)	Gilbert Park CLO Ltd. 2017-1A B, 2.965%, (US0003M + 1.600%), 10/15/2030	1,861,218	0.0
2,100,000	(1)	Gilbert Park CLO Ltd. 2017-1A C, 3.315%, (US0003M + 1.950%), 10/15/2030	2,106,306	0.0
7,000,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 2.724%, (US0003M + 1.150%), 11/28/2030	7,037,310	0.1
2,243,417	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	2,226,373	0.0
2,112,989	(1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	2,116,098	0.0
2,500,000	(1)	Invitation Homes Trust 2014-SFR2 E, 4.958%, (US0001M + 3.150%), 06/17/2032	2,508,456	0.0
1,500,000	(1)	Jay Park CLO Ltd. 2016-1A B, 4.145%, (US0003M + 2.400%), 10/20/2027	1,506,771	0.0
1,791,000	(1)	Jimmy Johns Funding LLC 2017-1A A2I, 3.610%, 07/30/2047	1,792,285	0.0
6,000,000	(1),(8)	KKR CLO 21 A Ltd., 3.340%, (US0003M + 1.000%), 04/15/2031	6,000,000	0.1
6,000,000	(1)	LCM 26A A2 Ltd. 0.000%, 3.176%, (US0003M + 1.250%), 01/20/2031	6,044,616	0.1
5,400,000	(1)	LCM XXIII Ltd. 23A A1, 3.145%, (US0003M + 1.400%), 10/20/2029	5,462,073	0.1
4,500,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 3.945%, (US0003M + 2.200%), 07/23/2029	4,507,817	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

2,900,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR, 3.889%, (US0003M + 2.150%), 01/19/2025	2,901,482	0.0
5,400,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 3.960%, (US0003M + 2.200%), 01/27/2026	5,422,297	0.1
1,400,000	(1)	Madison Park Funding XXVII Ltd. 2018-27A B, 3.847%, (US0003M + 1.800%), 04/20/2030	1,401,358	0.0
1,100,000	(1)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,073,264	0.0
3,200,000	(1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	3,119,202	0.1
4,633,175	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 09/20/2042	4,599,852	0.1
1,700,000	(1)	Neuberger Berman Loan Advisers CLO 2017-26A C, 3.142%, (US0003M + 1.750%), 10/18/2030	1,700,741	0.0
3,000,000	(1)	Oaktree CLO 2015-1A BR Ltd., 3.395%, (US0003M + 1.650%), 10/20/2027	3,001,182	0.1
9,470,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.065%, (US0003M + 1.320%), 03/17/2030	9,634,191	0.2
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.072%, (US0003M + 1.350%), 07/15/2029	3,021,927	0.1
5,520,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.097%, (US0003M + 1.375%), 07/15/2029	5,575,145	0.1
1,570,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.822%, (US0003M + 2.100%), 04/15/2026	1,570,135	0.0
4,060,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.089%, (US0003M + 1.350%), 07/19/2030	4,099,414	0.1
1,500,000	(1)	OHA Credit Partners XIV Ltd. 2017-14A C, 3.383%, (US0003M + 1.800%), 01/21/2030	1,493,316	0.0
5,660,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 3.249%, (US0003M + 1.410%), 08/15/2029	5,742,076	0.1
5,980,000	(1)	OHA Loan Funding Ltd. 2015-1A BR, 3.639%, (US0003M + 1.800%), 08/15/2029	5,998,795	0.1
6,000,000	(1)	Palmer Square CLO 2013-2A BR Ltd., 3.981%, (US0003M + 2.250%), 10/17/2027	6,022,620	0.1
3,550,000	(1)	Palmer Square CLO 2014-1A A1R2 Ltd., 2.861%, (US0003M + 1.130%), 01/17/2031	3,575,777	0.1
4,600,000	(1)	Palmer Square CLO 2014-1A BR2 Ltd., 3.581%, (US0003M + 1.850%), 01/17/2031	4,612,052	0.1
8,550,000	(1)	Palmer Square CLO 2015-1A BR Ltd., 4.442%, (US0003M + 2.550%), 05/21/2029	8,612,475	0.2
2,190,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.015%, (US0003M + 1.270%), 07/20/2030	2,198,738	0.0
4,340,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.095%, (US0003M + 1.350%), 07/20/2030	4,362,655	0.1
10,000,000	(1)	Palmer Square CLO 2018-1A A1 Ltd., 3.208%, (US0003M + 1.030%), 04/18/2031	9,999,840	0.2
5,950,000	(1)	Palmer Square Loan Funding 2017-1A C Ltd., 4.522%, (US0003M + 2.800%), 10/15/2025	5,959,294	0.1
6,700,000	(1)	Palmer Square Loan Funding 2018-1A B Ltd., 3.623%, (US0003M + 1.400%), 04/15/2026	6,699,946	0.1
4,000,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.073%, (US0003M + 1.850%), 04/15/2026	3,999,960	0.1
1,000,000	(1),(8)	Palmer Square Loan Funding 2018-2A C Ltd., 4.310%, (US0003M + 1.950%), 07/15/2026	1,000,000	0.0
879,281	(3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 4.135%, 01/25/2036	873,685	0.0
4,000,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	4,023,927	0.1
4,000,000	(1)	Progress Residential 2015-SFR3 C, 4.327%, 11/12/2032	4,070,209	0.1
5,312,000	(1)	Recette CLO Ltd. 2015-1A CR, 3.445%, (US0003M + 1.700%), 10/20/2027	5,314,364	0.1
4,876,000	(1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	4,910,388	0.1
5,000,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,993,928	0.1
4,718,505	(1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	4,723,344	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

7,320,000	(1)	Symphony CLO Ltd. 2012-9A AR, 3.172%, (US0003M + 1.450%), 10/16/2028	7,351,051	0.1
3,120,000	(1)	Symphony CLO Ltd. 2016-18A B, 3.545%, (US0003M + 1.800%), 01/23/2028	3,136,152	0.1
3,080,000	(1)	Symphony CLO XIV Ltd. 2014-14A C1R, 4.222%, (US0003M + 2.500%), 07/14/2026	3,085,489	0.1
3,406,875	(1)	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/2046	3,432,465	0.1
617,188	(1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/2046	633,359	0.0
4,100,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	4,077,671	0.1
2,580,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 3.945%, (US0003M + 2.200%), 10/20/2026	2,581,063	0.0
7,000,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 2.964%, (US0003M + 1.230%), 10/18/2030	7,054,719	0.1
3,000,000	(1)	THL Credit Wind River 2013-2A CR CLO Ltd., 3.734%, (US0003M + 2.000%), 10/18/2030	3,009,075	0.1
6,000,000	(1)	THL Credit Wind River 2017-1A C CLO Ltd., 4.034%, (US0003M + 2.300%), 04/18/2029	6,040,560	0.1
7,080,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 2.975%, (US0003M + 1.230%), 07/20/2030	7,122,324	0.1
3,500,000	(1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.635%, (US0003M + 1.750%), 11/20/2030	3,500,490	0.1
9,030,000	(1)	THL Credit Wind River CLO Ltd. 2016-2A A, 3.273%, (US0003M + 1.500%), 11/01/2028	9,069,136	0.2
7,500,000	(1)	Tiaa Clo III Ltd 2017-2A A, 2.627%, (US0003M + 1.150%), 01/16/2031	7,529,063	0.1
1,400,000	(1)	Towd Point Mortgage Trust 2015-2 1B1, 3.570%, 11/25/2060	1,447,013	0.0
2,640,000	(1)	Towd Point Mortgage Trust 2015-2 2B2, 4.318%, 11/25/2057	2,769,796	0.0
4,346,000	(1)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,191,305	0.1
3,200,000	(1)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,247,788	0.1
2,200,000	(1)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,167,834	0.0
9,525,000	(1)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	9,044,126	0.2
1,500,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 3.622%, (US0003M + 1.900%), 04/15/2027	1,484,774	0.0
1,995,000	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,973,235	0.0
			599,870,901	11.0

		Student Loan Asset-Backed Securities: 0.7%
1,824,287	(1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	1,801,516	0.0
2,300,000	(1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,234,458	0.0
1,187,519	(1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	1,183,191	0.0
1,681,478	(1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	1,671,702	0.0
2,900,000	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	2,853,795	0.1
758,537	(1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	723,528	0.0
899,574	(1)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	910,872	0.0
693,423	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	693,363	0.0
980,792	(1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	957,609	0.0
3,000,000	(1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	3,009,472	0.1
1,200,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,137,864	0.0
1,503,028	(1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	1,481,122	0.0
4,100,000	(1)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	4,005,924	0.1
2,400,000	(1)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,319,511	0.1
2,900,000	(1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	2,888,741	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

8,000,000	(1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	8,087,211	0.2
			35,959,879	0.7

	Total Asset-Backed Securities
	(Cost $669,544,206)		672,340,649	12.3

U.S. TREASURY OBLIGATIONS: 23.7%
		U.S. Treasury Bonds: 6.1%
144,289,000		2.750%, 02/15/2028	144,273,397	2.6
197,319,000	(2)	2.750%, 11/15/2047	188,254,840	3.5
80,000		3.500%, 02/15/2039	87,775	0.0
			332,616,012	6.1

		U.S. Treasury Notes: 17.6%
16,024,000		1.625%, 03/31/2019	15,944,809	0.3
36,350,000		2.250%, 02/29/2020	36,332,447	0.7
347,876,000		2.250%, 03/31/2020	347,689,518	6.3
233,356,000		2.375%, 03/15/2021	233,237,140	4.3
265,768,000		2.500%, 03/31/2023	264,877,201	4.8
16,667,000	(2)	2.625%, 02/28/2023	16,713,845	0.3
22,534,000		2.625%, 03/31/2025	22,433,968	0.4
27,063,000		2.750%, 02/28/2025	27,163,938	0.5
			964,392,866	17.6

	Total U.S. Treasury Obligations
	(Cost $1,289,220,207)		1,297,008,878	23.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.8%
		Federal Home Loan Mortgage Corporation: 5.1%(9)
1,373,998		2.500%, 05/01/2030	1,346,731	0.0
1,105,829		2.500%, 05/01/2030	1,084,516	0.0
1,843,198		2.500%, 06/01/2030	1,806,583	0.0
11,794,000	(8)	3.000%, 11/15/2026	11,773,266	0.2
2,695,354		3.000%, 03/01/2045	2,642,064	0.1
2,980,709		3.000%, 03/01/2045	2,921,777	0.1
6,722,799		3.000%, 04/01/2045	6,588,057	0.1
6,613,899		3.000%, 04/01/2045	6,477,763	0.1
24,502,000	(8)	3.000%, 04/01/2048	23,891,364	0.4
10,734,240		3.500%, 01/01/2045	10,821,702	0.2
3,711,284		3.500%, 03/01/2045	3,732,262	0.1
107,081,000	(8)	3.500%, 04/01/2048	107,339,206	2.0
7,470		3.633%, 05/01/2037	7,827	0.0
1,428,565		4.000%, 10/01/2041	1,479,726	0.0
2,326,230		4.000%, 12/01/2041	2,409,531	0.1
3,209,640		4.000%, 08/01/2044	3,309,642	0.1
1,984,923		4.000%, 07/01/2045	2,046,597	0.0
5,069,835		4.000%, 09/01/2045	5,227,422	0.1
7,099,508		4.000%, 09/01/2045	7,319,897	0.1
3,592,872		4.000%, 09/01/2045	3,704,154	0.1
5,316,845		4.000%, 05/01/2046	5,482,035	0.1
1,247,717		4.000%, 03/01/2048	1,282,954	0.0
42,716,000	(8)	4.000%, 05/01/2048	43,775,555	0.8
1,126,403		4.500%, 08/01/2041	1,185,636	0.0
1,417,753		4.500%, 09/01/2041	1,499,238	0.0
1,332,438		4.500%, 10/01/2041	1,409,810	0.0
2,040,686		4.500%, 03/01/2044	2,154,930	0.1
9,799,174		4.500%, 02/01/2048	10,278,184	0.2
139,905		5.000%, 01/01/2041	150,922	0.0
1,419,541		5.000%, 04/01/2041	1,528,435	0.0
42,482		5.500%, 07/01/2037	46,450	0.0
2,235,214		5.500%, 11/01/2038	2,465,410	0.1
4,745		6.000%, 12/01/2028	5,274	0.0
17,931		6.000%, 01/01/2029	19,929	0.0
7,580		6.500%, 01/01/2024	8,540	0.0
7,426		6.500%, 12/01/2031	8,369	0.0
709,305		6.500%, 09/01/2034	799,384	0.0
1,097		7.000%, 03/01/2032	1,135	0.0
			278,032,277	5.1

		Federal National Mortgage Association: 8.0%(9)
18,700,000	(8)	2.500%, 12/25/2026	18,324,540	0.3
2,263,862		2.500%, 05/01/2030	2,227,121	0.0
5,170,592		2.500%, 06/01/2030	5,086,595	0.1
3,502,625		2.500%, 06/01/2030	3,445,730	0.1
2,157,782		2.500%, 07/01/2030	2,122,721	0.0
2,989,724		3.000%, 08/01/2030	2,993,826	0.1
1,836,500		3.000%, 09/01/2030	1,839,030	0.0
5,510,816		3.000%, 04/01/2043	5,427,455	0.1
4,323,550		3.000%, 07/01/2043	4,258,273	0.1
1,153,796		3.000%, 08/01/2043	1,136,371	0.0
1,017,092		3.000%, 09/01/2043	1,001,726	0.0
13,991,414		3.000%, 04/01/2045	13,724,495	0.3
2,791,548		3.000%, 08/01/2046	2,733,607	0.1
1,463,094		3.000%, 11/01/2046	1,431,509	0.0
142,865,000	(8)	3.000%, 04/01/2048	139,349,182	2.6
145,149		3.188%, 07/01/2035	150,829	0.0
7,287,826		3.500%, 10/01/2042	7,354,243	0.1
2,296,097		3.500%, 04/01/2043	2,315,814	0.0
7,247,202		3.500%, 08/01/2043	7,308,734	0.1
4,497,567		3.500%, 03/01/2044	4,541,352	0.1
132,000	(8)	3.500%, 04/01/2044	132,286	0.0
537,229		3.500%, 01/01/2046	540,484	0.0
791,220		3.500%, 02/01/2046	796,013	0.0
405,711		3.500%, 02/01/2046	408,170	0.0
32,537,225		3.500%, 08/01/2046	32,736,534	0.6
2,863,176		3.500%, 02/01/2048	2,877,787	0.1
7,726,000	(8)	4.000%, 02/25/2039	7,915,443	0.2
676,777		4.000%, 03/01/2042	699,927	0.0
438,743		4.000%, 07/01/2042	453,762	0.0
2,598,131		4.000%, 07/01/2042	2,687,077	0.1
2,329,064		4.000%, 07/01/2042	2,398,195	0.1
1,447,862		4.000%, 09/01/2043	1,497,522	0.0
3,054,543		4.000%, 01/01/2045	3,140,133	0.1
21,704,556		4.000%, 01/01/2045	22,521,718	0.4
1,589,563		4.000%, 03/01/2045	1,633,093	0.0
19,710,066		4.000%, 05/01/2045	20,273,636	0.4
3,300,533		4.000%, 06/01/2045	3,405,003	0.1
12,612,937		4.000%, 12/01/2046	13,031,296	0.2
1,226,688		4.000%, 03/01/2048	1,261,114	0.0
3,651,969		4.000%, 03/01/2048	3,754,456	0.1
2,758,966		4.250%, 11/01/2043	2,876,424	0.1
5,000,000	(8)	4.500%, 05/15/2035	5,227,246	0.1
5,108,729		4.500%, 11/01/2040	5,407,262	0.1
302,576		4.500%, 11/01/2040	320,187	0.0
581,609		4.500%, 11/01/2040	615,504	0.0
5,391		4.500%, 12/01/2040	5,705	0.0
10,258		4.500%, 12/01/2040	10,856	0.0
8,719		4.500%, 01/01/2041	9,227	0.0
11,927		4.500%, 01/01/2041	12,621	0.0
815,026		4.500%, 10/01/2041	862,543	0.0
6,783,742		4.500%, 04/01/2047	7,136,687	0.1
7,343,378		4.500%, 06/01/2047	7,732,826	0.1
8,528,370		4.500%, 06/01/2047	8,979,789	0.2
10,226,384		4.500%, 07/01/2047	10,768,732	0.2
8,923,332		4.500%, 08/01/2047	9,396,576	0.2
176,692		5.000%, 06/01/2033	190,842	0.0
35,002		5.000%, 09/01/2033	37,810	0.0
101,261		5.000%, 11/01/2033	109,714	0.0
34,535		5.000%, 03/01/2034	37,372	0.0
31,098		5.000%, 03/01/2034	33,692	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

227,368		5.000%, 02/01/2035	245,592	0.0
8,822		5.000%, 06/01/2035	9,529	0.0
156,533		5.000%, 06/01/2035	169,075	0.0
88,185		5.000%, 07/01/2035	95,247	0.0
365,894		5.000%, 07/01/2035	395,256	0.0
631,772		5.000%, 08/01/2035	682,124	0.0
34,968		5.000%, 10/01/2035	37,745	0.0
759,545		5.000%, 10/01/2035	820,455	0.0
423,405		5.000%, 02/01/2036	457,337	0.0
6,137		5.000%, 03/01/2036	6,628	0.0
79,229		5.000%, 03/01/2036	85,586	0.0
12,547		5.000%, 05/01/2036	13,545	0.0
8,449		5.000%, 06/01/2036	9,126	0.0
302,301		5.000%, 07/01/2036	326,566	0.0
432,405		5.000%, 07/01/2037	467,203	0.0
267,336		5.000%, 11/01/2040	289,179	0.0
101,552		5.000%, 05/01/2041	109,510	0.0
350,460		5.000%, 06/01/2041	379,225	0.0
546,372		5.000%, 06/01/2041	591,192	0.0
21,987,679		5.000%, 08/01/2056	23,934,797	0.4
216,001		5.500%, 03/01/2037	237,358	0.0
219,909		5.500%, 06/01/2039	242,105	0.0
2,034,663		5.500%, 10/01/2039	2,231,774	0.0
668		6.000%, 10/01/2018	669	0.0
77,359		6.000%, 09/01/2036	86,016	0.0
331,550		6.000%, 05/01/2038	348,102	0.0
664		6.500%, 02/01/2028	741	0.0
185		6.500%, 09/01/2031	206	0.0
631		6.500%, 09/01/2031	705	0.0
18,065		6.500%, 11/01/2031	20,233	0.0
8,272		6.500%, 04/01/2032	9,238	0.0
4,732		6.500%, 08/01/2032	5,285	0.0
1,466		6.500%, 08/01/2032	1,637	0.0
15,825		6.500%, 02/01/2033	17,665	0.0
11,838		7.000%, 12/01/2027	12,188	0.0
2,699		7.000%, 10/01/2031	2,828	0.0
3,253		7.000%, 03/01/2032	3,505	0.0
1,733		7.500%, 09/01/2030	2,033	0.0
1,057		7.500%, 10/01/2030	1,059	0.0
5,234		7.500%, 09/01/2031	6,066	0.0
17,155		7.500%, 02/01/2032	19,212	0.0
			441,081,959	8.0

		Government National Mortgage Association: 1.7%
213,000	(8)	3.000%, 04/01/2044	209,568	0.0
5,803,082		3.500%, 07/20/2047	5,883,892	0.1
17,987,094		3.500%, 08/20/2047	18,217,270	0.3
12,938,689		3.500%, 08/20/2047	13,094,211	0.3
38,614,000	(8)	3.500%, 04/01/2048	38,991,843	0.7
423,177		4.000%, 11/20/2040	442,610	0.0
2,617,430		4.000%, 03/20/2046	2,701,828	0.1
533,159		4.500%, 10/15/2039	564,959	0.0
339,236		4.500%, 11/15/2039	358,804	0.0
356,570		4.500%, 11/15/2039	377,878	0.0
120,626		4.500%, 12/15/2039	127,812	0.0
112,419		4.500%, 08/20/2041	118,336	0.0
7,490,288		4.500%, 09/15/2047	7,795,969	0.2
545,354		5.140%, 10/20/2060	558,335	0.0
733,118		5.310%, 10/20/2060	749,193	0.0
756,870		5.500%, 03/20/2060	774,104	0.0
			90,966,612	1.7

	Total U.S. Government Agency Obligations
	(Cost $816,062,230)		810,080,848	14.8
FOREIGN GOVERNMENT BONDS: 5.0%
ARS	21,200,000		Republic of Argentina, 21.200%, 09/19/2018	1,038,404	0.0
	5,750,000		Argentine Republic Government International Bond, 5.625%, 01/26/2022	5,847,750	0.1
	9,160,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	9,726,775	0.2
	4,975,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	5,079,475	0.1
CLP	4,565,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	7,629,121	0.1
CLP	6,450,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	10,758,010	0.2
BRL	16,458,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	5,271,774	0.1
BRL	42,344,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	13,452,398	0.3
BRL	23,892,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2021	7,776,246	0.1
BRL	26,035,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	8,426,367	0.2
BRL	5,156,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2025	1,658,025	0.0
	1,968,000		Brazilian Government International Bond, 2.625%, 01/05/2023	1,871,568	0.0
	2,500,000		Brazilian Government International Bond, 6.000%, 04/07/2026	2,755,000	0.1
	1,062,000		Colombia Government International Bond, 2.625%, 03/15/2023	1,017,263	0.0
	3,900,000		Colombia Government International Bond, 3.875%, 04/25/2027	3,854,175	0.1
	760,000		Colombia Government International Bond, 8.125%, 05/21/2024	931,950	0.0
	350,000	(1)	Costa Rica Government International Bond, 4.250%, 01/26/2023	337,575	0.0
	400,000		Costa Rica Government International Bond, 9.995%, 08/01/2020	448,300	0.0
	2,500,000		Croatia Government International Bond, 5.500%, 04/04/2023	2,686,145	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

	272,000		Croatia Government International Bond, 6.375%, 03/24/2021	294,400	0.0
	300,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	309,438	0.0
	270,000		Dominican Republic International Bond, 5.875%, 04/18/2024	284,299	0.0
	900,000		Dominican Republic International Bond, 5.950%, 01/25/2027	942,750	0.0
	300,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	326,748	0.0
	2,150,000		Dominican Republic International Bond, 6.875%, 01/29/2026	2,390,392	0.1
	250,000	(1),(2)	Egypt Government International Bond, 5.875%, 06/11/2025	251,797	0.0
	2,700,000		Egypt Government International Bond, 6.125%, 01/31/2022	2,798,858	0.1
	232,000	(1)	El Salvador Government International Bond, 5.875%, 01/30/2025	228,798	0.0
	290,380	(1)	Gabonese Republic, 6.375%, 12/12/2024	289,022	0.0
	2,506,000		Hungary Government International Bond, 5.375%, 02/21/2023	2,709,487	0.1
	416,000		Hungary Government International Bond, 7.625%, 03/29/2041	601,670	0.0
	1,775,000	(1),(2)	Indonesia Government International Bond, 3.850%, 07/18/2027	1,742,510	0.0
	1,500,000		Indonesia Government International Bond, 4.125%, 01/15/2025	1,514,766	0.0
	600,000	(1)	Indonesia Government International Bond, 4.125%, 01/15/2025	605,906	0.0
	2,750,000	(1)	Indonesia Government International Bond, 4.350%, 01/08/2027	2,796,794	0.1
IDR	100,152,000,000		Indonesia Treasury Bond, 7.000%, 05/15/2027	7,416,377	0.1
IDR	48,000,000,000		Indonesia Treasury Bond, 7.500%, 08/15/2032	3,577,992	0.1
IDR	63,492,000,000		Indonesia Treasury Bond, 7.500%, 05/15/2038	4,673,989	0.1
IDR	28,498,000,000		Indonesia Treasury Bond, 8.375%, 09/15/2026	2,289,879	0.0
	4,000,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	4,034,000	0.1
	2,618,595	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	2,524,635	0.1
	600,000	(1)	KazAgro National Management Holding JSC, 4.625%, 05/24/2023	598,358	0.0
	2,100,000		Kazakhstan Government International Bond, 5.125%, 07/21/2025	2,279,031	0.0
	1,000,000	(1)	Kazakhstan Government International Bond, 5.125%, 07/21/2025	1,085,253	0.0
	1,150,000		Lebanon Government International Bond, 6.100%, 10/04/2022	1,133,693	0.0
	718,000		Lebanon Government International Bond, 6.000%, 01/27/2023	699,888	0.0
MXN	147,260,000		Mexican Bonos, 6.500%, 06/10/2021	7,941,186	0.2
MXN	95,790,000		Mexican Bonos, 7.750%, 05/29/2031	5,396,750	0.1
	400,000	(2)	Mexico Government International Bond, 4.000%, 10/02/2023	410,350	0.0
	2,250,000		Morocco Government International Bond, 4.250%, 12/11/2022	2,300,567	0.0
	600,000	(1)	Morocco Government International Bond, 4.250%, 12/11/2022	613,484	0.0
	850,000		Namibia International Bonds, 5.500%, 11/03/2021	878,241	0.0
	3,125,000		Panama Government International Bond, 3.875%, 03/17/2028	3,156,250	0.1
	693,000		Panama Government International Bond, 6.700%, 01/26/2036	878,378	0.0
PEN	11,093,000	(1)	Peru Government Bond, 6.150%, 08/12/2032	3,796,422	0.1
PEN	26,244,000		Peru Government Bond, 6.900%, 08/12/2037	9,391,472	0.2
	1,900,000	(2)	Peruvian Government International Bond, 4.125%, 08/25/2027	1,991,200	0.0
	356,250		Republic of Angola Via Northern Lights III BV, 7.000%, 08/17/2019	364,079	0.0
	600,000		Republic of Paraguay, 4.625%, 01/25/2023	619,080	0.0
	600,000	(1)	Republic of Paraguay, 4.625%, 01/25/2023	619,080	0.0
PLN	41,657,000		Republic of Poland Government Bond, 3.250%, 07/25/2025	12,468,198	0.2
PLN	13,164,000		Republic of Poland Government Bond, 4.000%, 10/25/2023	4,143,037	0.1
	1,380,000		Republic of Poland Government International Bond, 3.250%, 04/06/2026	1,370,851	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

	1,500,000		Republic of Poland Government International Bond, 4.000%, 01/22/2024	1,560,537	0.0
	1,250,000		South Africa Government International Bond, 4.300%, 10/12/2028	1,172,694	0.0
RON	36,935,000		Romania Government Bond, 3.250%, 04/29/2024	9,269,223	0.2
EUR	1,000,000		Romanian Government International Bond, 3.375%, 02/08/2038	1,233,505	0.0
	1,602,000		Romanian Government International Bond, 4.375%, 08/22/2023	1,648,314	0.0
	136,000	(1)	Romanian Government International Bond, 4.375%, 08/22/2023	139,932	0.0
	6,400,000		Russian Federal Bond - OFZ, 4.750%, 05/27/2026	6,621,965	0.1
RUB	276,740,000		Russian Federal Bond - OFZ, 7.000%, 01/25/2023	4,955,137	0.1
RUB	164,590,000		Russian Federal Bond - OFZ, 7.000%, 08/16/2023	2,942,006	0.1
RUB	424,870,000		Russian Federal Bond - OFZ, 7.500%, 08/18/2021	7,664,458	0.1
RUB	256,882,000		Russian Federal Bond - OFZ, 7.600%, 07/20/2022	4,687,841	0.1
RUB	593,095,000		Russian Federal Bond - OFZ, 7.750%, 09/16/2026	10,963,677	0.2
RUB	462,391,000		Russian Federal Bond - OFZ, 8.500%, 09/17/2031	9,072,590	0.2
	2,800,000		Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027	2,790,900	0.1
	350,000		Sri Lanka Government International Bond, 5.875%, 07/25/2022	355,663	0.0
	1,100,000	(1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	1,133,594	0.0
	253,337		Tanzania Government International Bond, 8.241%, (US0003M + 6.000%), 03/09/2020	264,309	0.0
TRY	17,898,000		Turkey Government Bond, 9.200%, 09/22/2021	4,010,299	0.1
	800,000		Turkey Government International Bond, 4.875%, 10/09/2026	755,626	0.0
	1,000,000		Turkey Government International Bond, 5.125%, 02/17/2028	945,893	0.0
	200,000		Turkey Government International Bond, 6.250%, 09/26/2022	212,150	0.0
	2,083,000		Turkey Government International Bond, 7.375%, 02/05/2025	2,311,878	0.0
2,726,000	Ukraine Government AID Bonds, 1.847%, 05/29/2020	2,706,648	0.1
2,300,000	Uruguay Government International Bond, 4.375%, 10/27/2027	2,375,498	0.0
253,970	Uruguay Government International Bond, 7.625%, 03/21/2036	346,847	0.0
341,643	Uruguay Government International Bond, 8.000%, 11/18/2022	397,177	0.0
475,000	Vietnam Government International Bond, 6.750%, 01/29/2020	502,658	0.0
300,000	(1) Zambia Government International Bond, 5.375%, 09/20/2022	286,021	0.0

	Total Foreign Government Bonds
	(Cost $272,690,762)	276,632,716	5.0

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.0%
		Utilities: 0.0%
85,974	(10),(11)	SCE Trust VI	1,946,452	0.0

	Total Preferred Stock
	(Cost $2,149,350)		1,946,452	0.0

	Total Long-Term Investments
	(Cost $5,829,899,582)		5,804,641,213	105.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 13.1%
	Commercial Paper: 2.5%
16,800,000	Campbell, 0.000%, 04/02/2018	16,796,160	0.3
6,500,000	Exelon, 3.200%, 04/04/2018	6,497,754	0.1
65,000,000	Kroger, 4.150%, 04/02/2018	64,985,527	1.2
23,000,000	Pacific Gas+Elec, 4.260%, 04/02/2018	22,994,743	0.4
25,000,000	UHG, 0.000%, 04/02/2018	24,994,458	0.5
		136,268,642	2.5

	Securities Lending Collateral(12): 2.7%
1,600,441	Bank of Nova Scotia, Repurchase Agreement dated 03/29/18, 1.77%, due 04/02/18 (Repurchase Amount $1,600,751, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $1,632,530, due 04/19/18-09/09/49)	1,600,441	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

35,357,700	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/18, 1.80%, due 04/02/18 (Repurchase Amount $35,364,675, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $36,064,855, due 03/31/18-02/20/68)	35,357,700	0.6
35,357,700	Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $35,364,713, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $36,064,854, due 04/30/18-12/01/51)	35,357,700	0.7
5,680,419	Deutsche Bank AG, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $5,681,552, collateralized by various U.S. Government Agency Obligations, 3.500%-4.500%, Market Value plus accrued interest $5,794,027, due 07/25/42-01/20/48)	5,680,419	0.1
35,357,700	MUFG Securities America Inc., Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $35,364,713, collateralized by various U.S. Government Agency Obligations, 1.915%-5.097%, Market Value plus accrued interest $36,064,854, due 08/01/19-03/01/48)	35,357,700	0.7
35,357,700	NBC Global Finance Ltd., Repurchase Agreement dated 03/29/18, 1.71%, due 04/02/18 (Repurchase Amount $35,364,326, collateralized by various U.S. Government Securities, 0.000%-3.625%, Market Value plus accrued interest $36,064,862, due 06/30/19-09/09/49)	35,357,700	0.6
		148,711,660	2.7

	Repurchase Agreement: 0.1%
3,742,000	Deutsche Bank Repurchase Agreement dated 3/29/2018, 1.8%, due 4/2/2018, $3,742,748 to be received upon repurchase (Collateralized by $3,825,600, Note, 1.875%, Market Value plus accrued interest $3,816,870 due 12/31/2019)
	(Cost $3,742,000)	3,742,000	0.1

Shares			Value	Percentage of Net Assets
		Mutual Funds: 7.8%
428,529,000	(13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550%
		(Cost $428,529,000)	428,529,000	7.8

	Total Short-Term Investments
	(Cost $717,273,650)		717,251,302	13.1

	Total Investments in Securities (Cost $6,547,173,233)		$6,521,892,515	119.0
	Liabilities in Excess of Other Assets		(1,042,723,248)	(19.0)
	Net Assets		$5,479,169,267	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2018.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(8)	Settlement is on a when-issued or delayed-delivery basis.
(9)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(10)	Preferred Stock may be called prior to convertible date.
(11)	Non-income producing security.
(12)	Represents securities purchased with cash collateral received for securities on loan.
(13)	Rate shown is the 7-day yield as of March 31, 2018.

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
DKK	Danish Krone
EUR	EU Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
TRY	Turkish New Lira

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 63.8%
		Basic Materials: 1.8%
250,000		ArcelorMittal, 5.750%, 03/01/2021	264,062	0.3
300,000		Huntsman International LLC, 4.875%, 11/15/2020	306,750	0.3
361,000		PPG Industries, Inc., 2.300%, 11/15/2019	358,993	0.3
320,000		Sherwin-Williams Co/The, 2.250%, 05/15/2020	314,811	0.3
300,000	(1)	Teck Resources Ltd., 4.750%, 01/15/2022	305,250	0.3
300,000	(2)	WR Grace & Co-Conn, 5.125%, 10/01/2021	307,875	0.3
			1,857,741	1.8

		Communications: 4.4%
230,000		Alibaba Group Holding Ltd, 2.800%, 06/06/2023	222,479	0.2
280,000	(2)	Amazon.com, Inc., 1.900%, 08/21/2020	274,272	0.2
537,000		AT&T, Inc., 2.300%, 03/11/2019	535,163	0.5
205,000		AT&T, Inc., 2.450%, 06/30/2020	202,730	0.2
200,000	(1)	Cablevision Systems Corp., 5.875%, 09/15/2022	198,940	0.2
150,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/2022	152,533	0.1
195,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	195,628	0.2
236,000		Cisco Systems, Inc., 2.450%, 06/15/2020	234,611	0.2
300,000		DISH DBS Corp., 5.125%, 05/01/2020	300,780	0.3
180,000		eBay, Inc., 2.150%, 06/05/2020	176,706	0.2
300,000	(2)	Gray Television, Inc., 5.125%, 10/15/2024	291,000	0.3
117,000		NBCUniversal Media LLC, 5.150%, 04/30/2020	122,142	0.1
390,000		Orange SA, 1.625%, 11/03/2019	382,038	0.4
246,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/2019	244,335	0.2
400,000	(2)	Sky PLC, 2.625%, 09/16/2019	398,422	0.4
300,000		Sprint Communications, Inc., 6.000%, 11/15/2022	295,125	0.3
220,000		Viacom, Inc., 4.250%, 09/01/2023	223,454	0.2
234,000		Walt Disney Co/The, 1.950%, 03/04/2020	230,737	0.2
			4,681,095	4.4

		Consumer, Cyclical: 4.8%
61,433		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	61,859	0.1
140,000		AutoZone, Inc., 4.000%, 11/15/2020	143,337	0.1
214,000	(2)	BMW US Capital LLC, 1.450%, 09/13/2019	210,382	0.2
50,828		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	52,317	0.0
200,000	(2)	Daimler Finance North America LLC, 2.300%, 01/06/2020	197,566	0.2
300,000		Fiat Chrysler Automobiles NV, 4.500%, 04/15/2020	303,402	0.3
250,000		Ford Motor Credit Co. LLC, 1.897%, 08/12/2019	246,157	0.2
550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	547,332	0.5
280,000		Ford Motor Credit Co. LLC, 5.750%, 02/01/2021	296,355	0.3
550,000		General Motors Financial Co., Inc., 3.950%, 04/13/2024	545,832	0.5
200,000		M/I Homes, Inc., 6.750%, 01/15/2021	206,750	0.2
250,000		MGM Resorts International, 6.750%, 10/01/2020	266,250	0.3
52,000		Newell Brands, Inc., 2.600%, 03/29/2019	51,774	0.0
190,000	(2)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	186,110	0.2
140,000		Nordstrom, Inc., 4.750%, 05/01/2020	144,749	0.1
274,000		PACCAR Financial Corp., 1.750%, 08/14/2018	273,422	0.3
207,000		Ralph Lauren Corp., 2.625%, 08/18/2020	206,319	0.2
200,000		Springs Industries, Inc., 6.250%, 06/01/2021	203,250	0.2
364,000		Toyota Motor Credit Corp., 1.550%, 10/18/2019	357,492	0.3
160,000		Toyota Motor Credit Corp., 1.700%, 01/09/2019	158,914	0.2
33,959		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	35,020	0.0

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

198,850		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	201,743	0.2
185,415		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	198,162	0.2
24,466		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	25,292	0.0
			5,119,786	4.8

		Consumer, Non-cyclical: 10.4%
169,000		Abbott Laboratories, 2.800%, 09/15/2020	168,237	0.2
310,000		Abbott Laboratories, 2.900%, 11/30/2021	307,299	0.3
361,000		AbbVie, Inc., 1.800%, 05/14/2018	360,747	0.3
220,000		AbbVie, Inc., 2.500%, 05/14/2020	217,238	0.2
242,000		Altria Group, Inc., 4.750%, 05/05/2021	253,013	0.2
590,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	585,676	0.6
135,000		Anheuser-Busch InBev Worldwide, Inc., 3.500%, 01/12/2024	135,998	0.1
190,000		Anthem, Inc., 2.500%, 11/21/2020	186,870	0.2
211,000		AstraZeneca PLC, 1.750%, 11/16/2018	209,894	0.2
220,000		AstraZeneca PLC, 1.950%, 09/18/2019	217,229	0.2
152,000		AstraZeneca PLC, 2.375%, 11/16/2020	149,668	0.1
100,000	(2)	BAT Capital Corp., 2.297%, 08/14/2020	98,087	0.1
380,000	(2)	BAT International Finance PLC, 2.750%, 06/15/2020	376,906	0.4
296,000		Baxalta, Inc., 2.000%, 06/22/2018	295,574	0.3
380,000		Becton Dickinson and Co., 2.404%, 06/05/2020	372,918	0.4
140,000		Campbell Soup Co., 3.650%, 03/15/2023	140,393	0.1
151,000		Cardinal Health, Inc., 1.950%, 06/15/2018	150,833	0.1
170,000		Cardinal Health, Inc., 2.616%, 06/15/2022	164,451	0.2
45,000		Cardinal Health, Inc., 4.625%, 12/15/2020	46,573	0.0
300,000		Centene Corp., 4.750%, 05/15/2022	305,250	0.3
170,000		Constellation Brands, Inc., 2.250%, 11/06/2020	166,420	0.2
580,000		CVS Health Corp., 3.350%, 03/09/2021	583,460	0.6
240,000	(2)	Danone SA, 1.691%, 10/30/2019	235,243	0.2
373,000		Gilead Sciences, Inc., 1.950%, 03/01/2022	357,049	0.3
250,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	263,125	0.2
210,000	(2)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	208,582	0.2
170,000		Johnson & Johnson, 1.950%, 11/10/2020	167,268	0.2
570,000		Kraft Heinz Foods Co., 2.000%, 07/02/2018	569,465	0.5
200,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	198,696	0.2
234,000		Kroger Co., 2.000%, 01/15/2019	232,379	0.2
432,000		Medtronic Global Holdings SCA, 1.700%, 03/28/2019	428,095	0.4
448,000		Medtronic, Inc., 2.500%, 03/15/2020	445,583	0.4
220,000		Molson Coors Brewing Co., 1.450%, 07/15/2019	215,990	0.2
259,000		Moody's Corp., 2.750%, 12/15/2021	254,463	0.2
267,000		Mylan NV, 2.500%, 06/07/2019	264,983	0.2
79,000		Mylan NV, 3.150%, 06/15/2021	78,005	0.1
90,000		Novartis Capital Corp., 4.400%, 04/24/2020	93,043	0.1
117,000		PepsiCo, Inc., 1.550%, 05/02/2019	115,894	0.1
230,000		PepsiCo, Inc., 2.000%, 04/15/2021	224,344	0.2
300,000	(2)	Post Holdings, Inc., 5.500%, 03/01/2025	296,250	0.3
340,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/2019	334,480	0.3
123,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	118,833	0.1
295,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/2019	285,327	0.3
175,000		UnitedHealth Group, Inc., 1.900%, 07/16/2018	174,744	0.2
			11,054,575	10.4

		Energy: 5.4%
300,000		Antero Resources Corp., 5.125%, 12/01/2022	303,750	0.3
180,000		BP Capital Markets PLC, 2.315%, 02/13/2020	178,067	0.2
349,000		BP Capital Markets PLC, 2.521%, 01/15/2020	347,035	0.3
54,000		BP Capital Markets PLC, 3.216%, 11/28/2023	53,550	0.1
130,000		BP Capital Markets PLC, 4.742%, 03/11/2021	136,261	0.1
220,000		Canadian Natural Resources Ltd., 2.950%, 01/15/2023	213,784	0.2
195,000		Chevron Corp., 1.790%, 11/16/2018	194,200	0.2
338,000		Chevron Corp., 2.419%, 11/17/2020	335,585	0.3
150,000		Columbia Pipeline Group, Inc., 3.300%, 06/01/2020	149,746	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

250,000		Continental Resources, Inc./OK, 5.000%, 09/15/2022	254,063	0.2
144,000		Energy Transfer Partners L.P., 2.500%, 06/15/2018	144,033	0.1
361,000		Enterprise Products Operating LLC, 1.650%, 05/07/2018	360,662	0.3
110,000		Enterprise Products Operating LLC, 2.800%, 02/15/2021	108,856	0.1
80,000		Enterprise Products Operating LLC, 2.850%, 04/15/2021	79,112	0.1
130,000		Enterprise Products Operating LLC, 5.200%, 09/01/2020	136,125	0.1
406,000		Exxon Mobil Corp., 1.708%, 03/01/2019	403,111	0.4
300,000		Kinder Morgan Energy Partners L.P., 5.000%, 10/01/2021	313,162	0.3
250,000	(2)	NGPL PipeCo LLC, 4.375%, 08/15/2022	249,375	0.2
115,000		Range Resources Corp., 5.875%, 07/01/2022	116,150	0.1
170,000	(2)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/2020	167,749	0.2
84,000		Shell International Finance BV, 1.375%, 09/12/2019	82,510	0.1
185,000		Shell International Finance BV, 1.625%, 11/10/2018	184,093	0.2
416,000		Shell International Finance BV, 1.750%, 09/12/2021	398,873	0.4
294,000		Shell International Finance BV, 2.125%, 05/11/2020	289,605	0.3
337,000		Total Capital International SA, 2.100%, 06/19/2019	334,783	0.3
170,000		TransCanada PipeLines Ltd, 2.125%, 11/15/2019	168,169	0.2
			5,702,409	5.4

		Financial: 23.5%
210,000	(2)	ABN AMRO Bank NV, 2.450%, 06/04/2020	206,917	0.2
180,000		American International Group, Inc., 3.300%, 03/01/2021	180,277	0.2
50,000		American International Group, Inc., 6.400%, 12/15/2020	53,962	0.1
120,000		American Express Co., 2.200%, 10/30/2020	117,081	0.1
195,000		American Express Credit Corp., 1.875%, 05/03/2019	193,210	0.2
200,000	(2)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/2020	196,109	0.2
260,000		Aon Corp., 5.000%, 09/30/2020	271,631	0.3
285,000	(2)	Athene Global Funding, 2.750%, 04/20/2020	282,667	0.3
230,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.250%, 06/13/2019	228,571	0.2
200,000		Banco Santander SA, 3.500%, 04/11/2022	199,209	0.2
220,000		Bank of America Corp., 1.950%, 05/12/2018	219,900	0.2
550,000		Bank of America Corp., 2.151%, 11/09/2020	539,276	0.5
33,000		Bank of America Corp., 2.600%, 01/15/2019	33,036	0.0
196,000	(2)	Bank of America Corp., 3.004%, 12/20/2023	192,309	0.2
220,000	(1)	Bank of Montreal, 1.800%, 07/31/2018	219,646	0.2
272,000		Bank of Montreal, 2.100%, 12/12/2019	268,436	0.3
250,000		Bank of New York Mellon Corp., 2.600%, 08/17/2020	248,258	0.2
80,000		Bank of Nova Scotia/The, 2.450%, 03/22/2021	78,714	0.1
252,000		Bank of Nova Scotia, 1.650%, 06/14/2019	248,766	0.2
200,000	(2)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	195,813	0.2
210,000		Barclays PLC, 2.750%, 11/08/2019	208,489	0.2
153,000		Berkshire Hathaway Finance Corp., 1.700%, 03/15/2019	151,969	0.1
400,000	(2)	BPCE SA, 2.750%, 01/11/2023	386,249	0.4
260,000		Canadian Imperial Bank of Commerce, 2.700%, 02/02/2021	257,373	0.2
250,000		Capital One NA, 2.350%, 08/17/2018	249,741	0.2
250,000		Citibank NA, 2.000%, 03/20/2019	248,451	0.2
433,000		Citigroup, Inc., 2.050%, 12/07/2018	431,453	0.4
240,000		Citizens Financial Group, Inc., 5.158%, 06/29/2023	241,627	0.2
266,000		Comerica, Inc., 2.125%, 05/23/2019	263,838	0.3
207,000	(2)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	204,112	0.2
410,000		Cooperatieve Rabobank UA/NY, 2.250%, 01/14/2019	408,917	0.4
250,000	(2)	Credit Agricole SA/London, 2.375%, 07/01/2021	242,937	0.2
200,000		Credit Suisse AG, 5.300%, 08/13/2019	206,211	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

360,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	358,169	0.3
150,000		Discover Bank, 2.600%, 11/13/2018	149,974	0.1
300,000	(2)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	294,179	0.3
220,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/2019	216,249	0.2
223,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	218,134	0.2
127,000		Goldman Sachs Group, Inc./The, 2.300%, 12/13/2019	125,681	0.1
600,000		Goldman Sachs Group, Inc./The, 2.600%, 12/27/2020	591,511	0.6
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	422,814	0.4
320,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/2068	324,000	0.3
270,000		HSBC Holdings PLC, 3.400%, 03/08/2021	271,318	0.3
200,000		HSBC USA, Inc., 5.000%, 09/27/2020	207,743	0.2
260,000	(2)	ING Bank NV, 1.650%, 08/15/2019	255,956	0.2
290,000		ING Bank NV, 4.125%, 11/21/2023	291,831	0.3
310,000	(2)	Intesa Sanpaolo SpA, 3.125%, 07/14/2022	299,802	0.3
442,000		JPMorgan Chase & Co., 1.625%, 05/15/2018	441,552	0.4
424,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	417,389	0.4
100,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	99,085	0.1
250,000		JPMorgan Chase Bank NA, 2.604%, 02/01/2021	248,681	0.2
250,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/2019	249,175	0.2
342,000		KeyCorp, 2.300%, 12/13/2018	341,150	0.3
200,000		Lloyds Bank PLC, 2.700%, 08/17/2020	197,972	0.2
365,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	352,357	0.3
200,000	(2)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	196,086	0.2
30,000		Morgan Stanley, 2.200%, 12/07/2018	29,938	0.0
59,000		Morgan Stanley, 2.500%, 01/24/2019	58,907	0.1
270,000		Morgan Stanley, 5.625%, 09/23/2019	280,349	0.3
250,000		National Australia Bank Ltd./New York, 2.250%, 01/10/2020	247,740	0.2
300,000		National Australia Bank Ltd./New York, 2.500%, 05/22/2022	291,265	0.3
300,000		National Rural Utilities Cooperative Finance Corp., 2.350%, 06/15/2020	295,995	0.3
312,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/2019	305,853	0.3
200,000	(2)	Nationwide Building Society, 2.350%, 01/21/2020	197,445	0.2
280,000	(2)	Nordea Bank AB, 4.875%, 01/27/2020	289,318	0.3
140,000	(2)	Nuveen Finance LLC, 2.950%, 11/01/2019	139,695	0.1
310,000		PNC Bank NA, 1.450%, 07/29/2019	304,577	0.3
680,000		PNC Bank NA, 2.400%, 10/18/2019	675,854	0.6
190,000	(2)	Protective Life Global Funding, 2.161%, 09/25/2020	185,263	0.2
175,000	(1),(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	176,146	0.2
320,000		Regions Bank/Birmingham AL, 2.250%, 09/14/2018	319,457	0.3
295,000		Royal Bank of Canada, 1.800%, 07/30/2018	294,405	0.3
346,000		Royal Bank of Canada, 2.125%, 03/02/2020	341,074	0.3
465,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/2019	488,192	0.5
254,000		Santander Holdings USA, Inc., 2.700%, 05/24/2019	253,430	0.2
200,000		Santander UK PLC, 2.500%, 01/05/2021	196,791	0.2
363,000	(2)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/2019	359,392	0.3
250,000		Skandinaviska Enskilda Banken AB, 2.300%, 03/11/2020	246,538	0.2
265,000	(2)	Standard Chartered PLC, 2.100%, 08/19/2019	261,245	0.2
560,000	(2)	Standard Chartered PLC, 2.250%, 04/17/2020	549,374	0.5
280,000		Sumitomo Mitsui Banking Corp., 1.966%, 01/11/2019	278,293	0.3
270,000		Sumitomo Mitsui Banking Corp., 2.514%, 01/17/2020	267,412	0.3
186,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	184,573	0.2
237,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/2020	233,890	0.2
188,000		SunTrust Banks, Inc., 2.500%, 05/01/2019	187,470	0.2
710,000		Toronto-Dominion Bank, 2.250%, 11/05/2019	704,253	0.7

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

200,000	(2)	UBS AG/London, 2.200%, 06/08/2020	196,230	0.2
250,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	246,537	0.2
200,000	(2)	UBS Group Funding Switzerland AG, 2.650%, 02/01/2022	194,035	0.2
250,000		US Bank NA/Cincinnati OH, 2.350%, 01/23/2020	248,013	0.2
160,000		Wells Fargo & Co., 2.550%, 12/07/2020	157,284	0.1
460,000		Wells Fargo Bank NA, 2.150%, 12/06/2019	455,112	0.4
252,000		Westpac Banking Corp., 1.600%, 08/19/2019	248,034	0.2
290,000		Westpac Banking Corp., 2.300%, 05/26/2020	285,874	0.3
			24,921,216	23.5

		Industrial: 3.8%
324,000		Amphenol Corp., 2.200%, 04/01/2020	319,495	0.3
300,000	(2)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	302,250	0.3
460,000		Caterpillar Financial Services Corp., 2.250%, 12/01/2019	456,414	0.4
285,000		Corning, Inc., 1.500%, 05/08/2018	284,700	0.3
96,000		General Electric Co., 2.200%, 01/09/2020	94,772	0.1
400,000		Ingersoll-Rand Global Holding Co. Ltd., 2.900%, 02/21/2021	399,196	0.4
296,000		Lockheed Martin Corp., 1.850%, 11/23/2018	294,811	0.3
310,000		Northrop Grumman Corp., 2.080%, 10/15/2020	303,492	0.3
200,000		Oshkosh Corp., 5.375%, 03/01/2022	205,000	0.2
300,000	(2)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	304,035	0.3
207,000		Rockwell Collins, Inc., 1.950%, 07/15/2019	204,798	0.2
200,000	(2)	Rolls-Royce PLC, 2.375%, 10/14/2020	196,974	0.2
280,000		Roper Technologies, Inc., 3.000%, 12/15/2020	279,163	0.2
340,000		United Parcel Service, Inc., 2.050%, 04/01/2021	332,614	0.3
			3,977,714	3.8

		Technology: 5.6%
190,000		Activision Blizzard, Inc., 2.600%, 06/15/2022	184,407	0.2
260,000		Analog Devices, Inc., 2.950%, 01/12/2021	259,270	0.2
320,000		Apple, Inc., 1.800%, 05/11/2020	314,907	0.3
300,000		Apple, Inc., 1.900%, 02/07/2020	296,605	0.3
310,000		Apple, Inc., 2.000%, 11/13/2020	304,672	0.3
92,000		Applied Materials, Inc., 2.625%, 10/01/2020	91,475	0.1
240,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/2020	236,729	0.2
740,000	(2)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	759,481	0.7
300,000	(2)	First Data Corp., 5.375%, 08/15/2023	306,000	0.3
100,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	100,970	0.1
180,000		IBM Credit LLC, 2.650%, 02/05/2021	179,099	0.2
170,000		Intel Corp., 1.850%, 05/11/2020	167,365	0.1
637,000		Intel Corp., 2.450%, 07/29/2020	633,503	0.6
300,000		KLA-Tencor Corp., 3.375%, 11/01/2019	302,333	0.3
180,000		NetApp, Inc., 2.000%, 09/27/2019	177,261	0.2
260,000		NVIDIA Corp., 2.200%, 09/16/2021	253,676	0.2
164,000		Oracle Corp., 2.400%, 09/15/2023	157,141	0.1
180,000		Oracle Corp., 2.625%, 02/15/2023	176,003	0.2
280,000		Qualcomm, Inc., 1.850%, 05/20/2019	278,094	0.3
350,000		Qualcomm, Inc., 2.100%, 05/20/2020	346,073	0.3
300,000	(2)	Quintiles IMS, Inc., 4.875%, 05/15/2023	307,125	0.3
117,000		Texas Instruments, Inc., 2.750%, 03/12/2021	116,896	0.1
			5,949,085	5.6

		Utilities: 4.1%
130,000		Ameren Illinois Co., 2.700%, 09/01/2022	127,353	0.1
171,000	(2)	Berkshire Hathaway Energy Co., 2.375%, 01/15/2021	168,209	0.1
449,000		Black Hills Corp., 2.500%, 01/11/2019	448,745	0.4
99,000		Dominion Energy, Inc., 1.600%, 08/15/2019	97,321	0.1
280,000		Dominion Energy, Inc., 2.579%, 07/01/2020	276,577	0.3
525,000		Duke Energy Corp., 1.800%, 09/01/2021	500,028	0.5
143,000		Edison International, 2.125%, 04/15/2020	140,424	0.1
169,000		Eversource Energy, 2.500%, 03/15/2021	166,510	0.1
293,000		Exelon Generation Co. LLC, 2.950%, 01/15/2020	292,279	0.3
190,000		Georgia Power Co., 2.000%, 03/30/2020	186,996	0.2
180,000		Georgia Power Co., 2.000%, 09/08/2020	175,944	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

109,000	NextEra Energy Capital Holdings, Inc., 1.649%, 09/01/2018	108,502	0.1
239,000	NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/2019	237,780	0.2
250,000	Oklahoma Gas & Electric Co., 8.250%, 01/15/2019	260,616	0.2
324,000	Public Service Enterprise Group, Inc., 1.600%, 11/15/2019	316,652	0.3
296,000	Sempra Energy, 1.625%, 10/07/2019	290,351	0.3
170,000	Sempra Energy, 2.400%, 02/01/2020	168,242	0.2
130,000	Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	123,537	0.1
285,000	Southern Power Co., 1.500%, 06/01/2018	284,599	0.3
		4,370,665	4.1

	Total Corporate Bonds/Notes
	(Cost $68,472,693)	67,634,286	63.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.7%
276,632	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	268,437	0.3
306,012	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	309,305	0.3
150,215	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	157,180	0.1
67,264	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	66,469	0.1
256,797	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	254,645	0.2
555,335	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	625,238	0.6
431,512	Freddie Mac REMIC Trust 3597 L, 5.000%, 07/15/2039	452,274	0.4
301,921	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	299,370	0.3
675,978	Ginnie Mae Series 2014-53 JM, 7.134%, 04/20/2039	757,319	0.7
544,878	Ginnie Mae Series 2015-H31 FT, 2.225%, (US0001M + 0.650%), 11/20/2065	546,860	0.5
210,423	Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 3.807%, 02/25/2034	216,417	0.2

	Total Collateralized Mortgage Obligations
	(Cost $3,992,071)	3,953,514	3.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.1%
		Federal Home Loan Mortgage Corporation: 0.7%(3)
49,434	5.500%, 01/01/2037	53,646	0.1
62,860	5.500%, 08/01/2038	68,192	0.1
11,542	5.500%, 10/01/2038	12,521	0.0
21,619	5.500%, 10/01/2038	23,537	0.0
331,364	5.500%, 11/01/2038	365,489	0.3
191,520	5.500%, 02/01/2039	207,764	0.2
		731,149	0.7

		Federal National Mortgage Association: 0.4%(3)
252,232	5.000%, 01/01/2023	263,252	0.2
190,295	5.000%, 07/01/2034	205,595	0.2
		468,847	0.4

	Total U.S. Government Agency Obligations
	(Cost $1,191,796)	1,199,996	1.1

FOREIGN GOVERNMENT BONDS: 0.1%
58,000	(1) European Investment Bank, 1.750%, 05/15/2020	57,127	0.1

	Total Foreign Government Bonds
	(Cost $57,829)	57,127	0.1

ASSET-BACKED SECURITIES: 16.8%
		Automobile Asset-Backed Securities: 7.0%
150,000	Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/2022	147,878	0.1
350,000	Ally Auto Receivables Trust 2017-3 A4, 2.010%, 03/15/2022	343,685	0.3
250,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	246,918	0.2
450,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	441,849	0.4
450,000	CarMax Auto Owner Trust 2018-1 A4, 2.640%, 06/15/2023	447,468	0.4
600,000	(2) Chrysler Capital Auto Receivables Trust 2016-BA A4, 1.870%, 02/15/2022	591,618	0.6
100,000	GM Financial Automobile Leasing Trust 2017-1 A4, 2.260%, 08/20/2020	99,396	0.1
150,000	GM Financial Automobile Leasing Trust 2018-1 A3, 2.610%, 01/20/2021	149,574	0.2
350,000	GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	348,548	0.3
500,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	498,319	0.5
480,000	Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/2022	476,480	0.5

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

150,000	(2)	Hyundai Auto Lease Securitization Trust 2016-C A4, 1.650%, 07/15/2020	148,807	0.1
450,000	(2)	Hyundai Auto Lease Securitization Trust 2017-A A4, 2.130%, 04/15/2021	446,427	0.4
100,000		Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/2023	98,056	0.1
200,000		Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/2023	195,347	0.2
100,000		Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/2022	99,243	0.1
540,000		Nissan Auto Receivables 2016-B A4, 1.540%, 10/17/2022	528,011	0.5
200,000		Nissan Auto Receivables 2017-B A4, 1.950%, 10/16/2023	195,486	0.2
200,000	(2)	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/2021	198,793	0.2
500,000	(2)	Oscar US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	492,799	0.5
200,000	(2)	Santander Retail Auto Lease Trust 2017-A A3, 2.220%, 01/20/2021	198,003	0.2
150,000	(2)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	148,336	0.1
450,000		Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/2022	441,821	0.4
250,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	244,934	0.2
110,000		World Omni Auto Receivables Trust 2015-B A4, 1.840%, 01/17/2022	108,887	0.1
100,000		World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/2022	99,268	0.1
			7,435,951	7.0

		Credit Card Asset-Backed Securities: 3.3%
450,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	444,489	0.4
350,000		Barclays Dryrock Issuance Trust 2016-1 A, 1.520%, 05/16/2022	345,180	0.3
600,000		Capital One Multi-Asset Execution Trust 2016-A6 A6, 1.820%, 09/15/2022	592,127	0.6
200,000		Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/2021	196,776	0.2
210,000		Citibank Credit Card Issuance Trust 2014-A6 A6, 2.150%, 07/15/2021	208,881	0.2
250,000		Citibank Credit Card Issuance Trust 2017-A9 A9, 1.800%, 09/20/2021	247,057	0.2
450,000		Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	441,925	0.4
400,000		Discover Card Execution Note Trust 2017-A6 A6, 1.880%, 02/15/2023	392,963	0.4
600,000	(2)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	599,936	0.6
			3,469,334	3.3

		Home Equity Asset-Backed Securities: 0.0%
15,451		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/2019	15,492	0.0

		Other Asset-Backed Securities: 6.3%
400,000	(2)	Ares XLVI CLO Ltd. 2017-46A A2, 2.939%, (US0003M + 1.230%), 01/15/2030	402,325	0.4
330,000	(2)	Babson CLO Ltd. 2014-3A AR, 3.042%, (US0003M + 1.320%), 01/15/2026	330,088	0.3
250,000	(2)	Barings CLO Ltd. 2017-1A A2, 3.084%, (US0003M + 1.350%), 07/18/2029	251,545	0.2
250,000	(2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 2.919%, (US0003M + 1.200%), 01/20/2031	250,148	0.2
560,000	(2)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 3.212%, (US0003M + 1.490%), 01/15/2029	562,990	0.5
410,000	(2)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 3.045%, (US0003M + 1.300%), 04/20/2031	411,949	0.4
250,000	(2)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.981%, (US0003M + 1.250%), 10/17/2030	251,489	0.2
250,000	(2)	CIFC Funding 2013-2A A1LR, 2.944%, (US0003M + 1.210%), 10/18/2030	251,878	0.3
250,000	(2)	CIFC Funding 2016-1A A, 3.225%, (US0003M + 1.480%), 10/21/2028	251,345	0.2
150,000		CNH Equipment Trust 2017-B A4, 2.170%, 04/17/2023	146,970	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

250,000	(2)	Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/2030	251,151	0.2
250,000	(2)	Dryden Senior Loan Fund 2017-47A A2, 3.072%, (US0003M + 1.350%), 04/15/2028	251,376	0.2
360,000	(2)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.039%, (US0003M + 1.200%), 08/15/2030	361,863	0.4
250,000	(2)	Eaton Vance Clo 2015-1A A2R Ltd., 2.727%, (US0003M + 1.250%), 01/20/2030	249,952	0.2
250,000	(2)	Galaxy XIX CLO Ltd. 2015-19A A1R, 2.961%, (US0003M + 1.220%), 07/24/2030	251,566	0.2
16,916	(2)	GSAMP Trust 2005-SEA2 A1, 2.222%, (US0001M + 0.350%), 01/25/2045	16,945	0.0
330,000	(2)	LCM XXIII Ltd. 23A A1, 3.145%, (US0003M + 1.400%), 10/20/2029	333,793	0.3
250,000	(2)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.065%, (US0003M + 1.320%), 03/17/2030	254,335	0.3
250,000	(2)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.097%, (US0003M + 1.375%), 07/15/2029	252,498	0.3
250,000	(2)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.089%, (US0003M + 1.350%), 07/19/2030	252,427	0.3
260,000	(2)	OHA Loan Funding Ltd. 2015-1A AR, 3.249%, (US0003M + 1.410%), 08/15/2029	263,770	0.3
250,000	(2)	Palmer Square CLO 2015-2A A1AR Ltd., 3.015%, (US0003M + 1.270%), 07/20/2030	250,998	0.2
250,000	(2)	Palmer Square CLO 2015-2A A1BR Ltd., 3.095%, (US0003M + 1.350%), 07/20/2030	251,305	0.2
250,000	(2)	THL Credit Wind River 2017-2A A CLO Ltd., 2.975%, (US0003M + 1.230%), 07/20/2030	251,495	0.2
100,000	(2)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	98,665	0.1
			6,702,866	6.3
		Student Loan Asset-Backed Securities: 0.2%
250,000	(2)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	246,017	0.2

	Total Asset-Backed Securities
	(Cost $17,962,399)		17,869,660	16.8

U.S. TREASURY OBLIGATIONS: 1.3%
		U.S. Treasury Notes: 1.3%
894,000		2.250%, 02/29/2020	893,568	0.8
531,000		2.250%, 03/31/2020	530,716	0.5

	Total U.S. Treasury Obligations
	(Cost $1,423,952)		1,424,284	1.3

COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.4%
147,183	(2)	Americold LLC 2010 Trust ARTA A2FL, 3.265%, (US0001M + 1.500%), 01/14/2029	147,382	0.1
266,310		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/2042	264,172	0.2
410,000	(2)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.760%, 04/12/2038	426,480	0.4
540,000	(2)	BXMT 2017-FL1 A Ltd., 2.656%, (US0001M + 0.870%), 06/15/2035	542,632	0.5
472,119		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	488,737	0.5
410,000		COMM 2013-CR12 A2, 2.904%, 10/10/2046	410,494	0.4
208,906		COMM 2013-LC13 A2, 3.009%, 08/10/2046	209,047	0.2
430,000		COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	427,262	0.4
110,000		COMM 2014-CR14 A2, 3.147%, 02/10/2047	110,328	0.1
170,000		COMM 2014-CR17 A2, 3.012%, 05/10/2047	170,557	0.2
240,000		COMM 2014-UBS6 A2, 2.935%, 12/10/2047	239,779	0.2
7,721,181	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K045 x1, 0.456%, 01/25/2025	205,369	0.2
3,039,959	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K703 X1, 2.070%, 05/25/2018	2,939	0.0
7,262,374	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K705 X1, 1.703%, 09/25/2018	36,774	0.0

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

390,000	(2)	FREMF 2012-K705 B Mortgage Trust, 4.159%, 09/25/2044	391,520	0.4
310,000	(2)	FREMF Mortgage Trust 2012-K709 B, 3.742%, 04/25/2045	312,157	0.3
117,110	(2)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.298%, 06/10/2036	116,252	0.1
191,067		Ginnie Mae 2011-53 B, 4.397%, 05/16/2051	195,960	0.2
271,322		Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	265,626	0.3
275,185		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	267,191	0.3
78,305		Ginnie Mae 2015-21 AF, 2.071%, 07/16/2048	75,870	0.1
140,173		Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	136,098	0.1
203,294		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	196,235	0.2
88,774		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	87,032	0.1
405,452		Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	396,019	0.4
186,504		Ginnie Mae 2017-50 AB, 2.400%, 02/16/2047	182,005	0.2
206,923		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	202,472	0.2
88,645		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	86,679	0.1
148,096		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	144,602	0.1
552,886		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	538,005	0.5
345,782		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	338,234	0.3
48,353		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust B, 4.965%, 12/10/2041	48,469	0.0
280,000		GS Mortgage Securities Corp. II 2015-GC30 A2, 2.726%, 05/10/2050	278,384	0.3
52,110		GS Mortgage Securities Trust 2013-GC16 A2, 3.033%, 11/10/2046	52,182	0.0
238,828		GS Mortgage Securities Trust 2014-GC18 A2, 2.924%, 01/10/2047	239,203	0.2
72,201	(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/2037	71,615	0.1
244,105	(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A3, 4.106%, 07/15/2046	244,173	0.2
1,040,000	(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.408%, 08/15/2046	1,099,985	1.0
167,801		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	168,411	0.2
167,817	JPMBB Commercial Mortgage Securities Trust 2013-C15 A2, 2.977%, 11/15/2045	167,874	0.2
2,805	LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.319%, 04/15/2041	2,849	0.0
353,875	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A2, 2.916%, 02/15/2047	354,605	0.3
390,000	TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.477%, 08/15/2039	389,234	0.4
260,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 A2, 2.632%, 05/15/2048	259,489	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $11,151,888)	10,990,382	10.4

	Total Long-Term Investments
	(Cost $104,252,628)	103,129,249	97.2

SHORT-TERM INVESTMENTS: 4.1%
		Securities Lending Collateral(5): 0.5%
581,600	NBC Global Finance Ltd., Repurchase Agreement dated 03/29/18, 1.71%, due 04/02/18 (Repurchase Amount $581,709, collateralized by various U.S. Government Securities, 0.000%-3.625%, Market Value plus accrued interest $593,232, due 06/30/19-09/09/49)
	(Cost $581,600)	581,600	0.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.6%
3,767,000	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550%
	(Cost $3,767,000)	3,767,000	3.6

	Total Short-Term Investments
	(Cost $4,348,600)	4,348,600	4.1

	Total Investments in Securities (Cost $108,601,228)	$107,477,849	101.3
	Liabilities in Excess of Other Assets	(1,377,371)	(1.3)
	Net Assets	$106,100,478	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of March 31, 2018.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 12.4%
		Basic Materials: 1.1%
200,000	(1)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/2025	203,500	0.1
75,000		ArcelorMittal, 7.000%, 03/01/2041	87,562	0.0
125,000		ArcelorMittal, 7.250%, 10/15/2039	148,437	0.0
150,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	156,375	0.0
250,000		Chemours Co/The, 5.375%, 05/15/2027	251,250	0.1
250,000	(1),(2)	Constellium NV, 6.625%, 03/01/2025	253,750	0.1
200,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	190,000	0.0
250,000	(2)	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	246,875	0.1
200,000	(2)	Huntsman International LLC, 5.125%, 11/15/2022	207,250	0.1
450,000	(1)	Klabin Finance SA, 4.875%, 09/19/2027	433,688	0.1
200,000		Olin Corp., 5.125%, 09/15/2027	197,750	0.1
350,000		Southern Copper Corp., 5.875%, 04/23/2045	396,184	0.1
250,000		Steel Dynamics, Inc., 5.500%, 10/01/2024	258,425	0.1
200,000		Teck Resources Ltd., 5.200%, 03/01/2042	188,000	0.0
85,000	(1)	Tronox Finance PLC, 5.750%, 10/01/2025	82,875	0.0
300,000	(1)	Tronox, Inc., 6.500%, 04/15/2026	300,750	0.1
150,000	(2)	United States Steel Corp., 6.250%, 03/15/2026	149,813	0.0
200,000		Valvoline, Inc., 4.375%, 08/15/2025	194,500	0.1
			3,946,984	1.1

		Communications: 1.7%
200,000	(1),(2)	Altice Finco SA, 8.125%, 01/15/2024	207,000	0.1
200,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	189,250	0.0
200,000	(1)	Altice US Finance I Corp., 5.500%, 05/15/2026	195,500	0.1
250,000		AMC Networks, Inc., 4.750%, 08/01/2025	241,532	0.1
290,000		AT&T, Inc., 3.400%, 05/15/2025	279,712	0.1
150,000		Cablevision Systems Corp., 5.875%, 09/15/2022	149,205	0.0
278,000		CBS Corp., 4.000%, 01/15/2026	274,563	0.1
130,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	123,747	0.0
335,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	315,738	0.1
150,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	149,627	0.0
273,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	279,233	0.1
150,000		Comcast Corp., 4.250%, 01/15/2033	155,522	0.0
250,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	238,125	0.1
200,000	(2)	DISH DBS Corp., 5.000%, 03/15/2023	181,250	0.0
150,000	(1)	Frontier Communications Corp., 8.500%, 04/01/2026	145,875	0.0
200,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	194,000	0.0
250,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/2023	203,125	0.1
250,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	236,250	0.1
200,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	196,440	0.1
250,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/2024	240,625	0.1
250,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	233,125	0.1
250,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/2024	258,125	0.1
250,000		Sprint Corp., 7.125%, 06/15/2024	244,375	0.1
175,000	(2)	Sprint Corp., 7.625%, 03/01/2026	171,281	0.0
45,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	49,050	0.0
145,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	178,017	0.0
100,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	110,000	0.0
259,000		Time Warner Cable LLC, 5.000%, 02/01/2020	266,100	0.1
65,000		T-Mobile USA, Inc., 4.500%, 02/01/2026	62,481	0.0
278,000		Verizon Communications, Inc., 4.812%, 03/15/2039	284,906	0.1
200,000	(1)	Virgin Media Secured Finance PLC, 5.250%, 01/15/2026	193,250	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

150,000	(1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/2027	146,813	0.0
			6,393,842	1.7

		Consumer, Cyclical: 1.6%
200,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	191,440	0.0
150,000	(2)	AMC Entertainment Holdings, Inc., 5.750%, 06/15/2025	148,312	0.0
60,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	59,100	0.0
55,000	(1)	American Tire Distributors, Inc., 10.250%, 03/01/2022	56,444	0.0
200,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	204,500	0.1
250,000		AV Homes, Inc., 6.625%, 05/15/2022	255,680	0.1
110,000	(1)	Boyne USA, Inc., 7.250%, 05/01/2025	113,437	0.0
150,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	152,812	0.0
350,000		Century Communities, Inc., 5.875%, 07/15/2025	334,250	0.1
280,000	(1)	CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/2025	269,130	0.1
250,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	255,312	0.1
250,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/2027	241,117	0.1
250,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	252,812	0.1
150,000	(1)	Hot Topic, Inc., 9.250%, 06/15/2021	149,250	0.0
200,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	215,250	0.1
250,000	(1)	IRB Holding Corp., 6.750%, 02/15/2026	245,650	0.1
250,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	249,688	0.1
200,000	(1)	Lennar Corp., 5.250%, 06/01/2026	198,500	0.0
150,000	(1)	Lennar Corp., 5.375%, 10/01/2022	154,875	0.0
200,000	(2)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	206,500	0.1
250,000		Meritage Homes Corp., 5.125%, 06/06/2027	236,875	0.1
150,000		MGM Resorts International, 6.000%, 03/15/2023	157,875	0.0
150,000	(1)	Michaels Stores, Inc., 5.875%, 12/15/2020	152,063	0.0
160,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	160,400	0.0
250,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	240,625	0.1
150,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	85,875	0.0
100,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	97,500	0.0
90,000		Scientific Games International, Inc., 6.625%, 05/15/2021	92,588	0.0
100,000		Scientific Games International, Inc., 10.000%, 12/01/2022	108,063	0.0
150,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	159,375	0.0
55,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	53,694	0.0
210,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	208,425	0.1
275,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	261,938	0.1
250,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	237,500	0.1
			6,206,855	1.6

		Consumer, Non-cyclical: 1.8%
250,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	261,250	0.1
277,000		Allergan Funding SCS, 3.000%, 03/12/2020	275,670	0.1
140,000		Amgen, Inc., 3.200%, 11/02/2027	132,826	0.0
95,000	(1)	Brink's Co/The, 4.625%, 10/15/2027	88,350	0.0
125,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	118,437	0.0
280,000		Celgene Corp., 3.250%, 08/15/2022	275,988	0.1
15,000		Central Garden & Pet Co., 5.125%, 02/01/2028	14,287	0.0
200,000		Central Garden & Pet Co., 6.125%, 11/15/2023	209,750	0.1
105,000		CHS/Community Health Systems, Inc., 5.125%, 08/01/2021	98,175	0.0
150,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	138,937	0.0
250,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	247,500	0.1
239,000		CVS Health Corp., 3.875%, 07/20/2025	237,168	0.1
150,000	(1),(3)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	151,500	0.0
50,000	(1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	49,500	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

200,000		Envision Healthcare Corp., 5.625%, 07/15/2022	201,900	0.1
250,000		HCA, Inc., 5.375%, 02/01/2025	251,250	0.1
150,000		Encompass Health Corp., 5.750%, 11/01/2024	153,000	0.0
150,000	(2)	Hertz Corp., 7.375%, 01/15/2021	149,437	0.0
250,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	260,000	0.1
150,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	152,062	0.0
90,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	88,114	0.0
265,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	254,731	0.1
275,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	273,208	0.1
278,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/2020	275,900	0.1
40,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	38,950	0.0
135,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	127,237	0.0
125,000	(1),(3)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	127,814	0.0
125,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	119,063	0.0
150,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	168,937	0.1
100,000	(2)	Revlon Consumer Products Corp., 6.250%, 08/01/2024	62,125	0.0
263,000		Reynolds American, Inc., 4.450%, 06/12/2025	270,802	0.1
95,000		Teleflex, Inc., 4.625%, 11/15/2027	91,795	0.0
155,000		Teleflex, Inc., 5.250%, 06/15/2024	159,263	0.1
150,000	(2)	Tenet Healthcare Corp., 6.750%, 06/15/2023	147,375	0.0
200,000	(1)	Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	194,391	0.1
350,000		United Rentals North America, Inc., 4.625%, 10/15/2025	341,250	0.1
150,000	(1)	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/2023	131,813	0.0
150,000	(1)	Valeant Pharmaceuticals International, Inc., 5.500%, 11/01/2025	146,588	0.0
50,000	(1)	Valeant Pharmaceuticals International, Inc., 9.000%, 12/15/2025	49,875	0.0
100,000	(1)	Valeant Pharmaceuticals International, 9.250%, 04/01/2026	99,875	0.0
200,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	191,500	0.1
			6,827,593	1.8

		Energy: 1.8%
200,000		Antero Resources Corp., 5.000%, 03/01/2025	201,500	0.1
160,000	(1)	Centennial Resource Production LLC, 5.375%, 01/15/2026	157,400	0.0
270,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	268,987	0.1
70,000	(1)	Continental Resources, Inc./OK, 4.375%, 01/15/2028	68,337	0.0
250,000		Continental Resources, Inc./OK, 4.500%, 04/15/2023	253,437	0.1
250,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/2025	250,000	0.1
275,000	(1)	Delek Logistics Partners L.P., 6.750%, 05/15/2025	279,125	0.1
50,000	(1)	Diamondback Energy, Inc., 5.375%, 05/31/2025	50,837	0.0
80,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	79,800	0.0
120,000	(1),(2)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	120,000	0.0
100,000		Ensco PLC, 7.750%, 02/01/2026	92,000	0.0
200,000		Gulfport Energy Corp., 6.375%, 05/15/2025	193,250	0.1
40,000	(1)	Gulfport Energy Corp., 6.375%, 01/15/2026	38,100	0.0
100,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	98,750	0.0
250,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	236,875	0.1
200,000	(1),(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	181,000	0.0
500,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	500,945	0.1
180,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	180,450	0.0
200,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	202,440	0.1
100,000		Murphy Oil Corp., 6.875%, 08/15/2024	104,500	0.0
225,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	226,969	0.1
135,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	133,481	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

100,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	98,625	0.0
100,000	(1)	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	101,750	0.0
500,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	484,565	0.1
525,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	569,363	0.2
200,000		Sanchez Energy Corp., 6.125%, 01/15/2023	146,875	0.0
150,000	(1),(2)	Sanchez Energy Corp., 7.250%, 02/15/2023	151,125	0.0
200,000	(1)	SRC Energy, Inc., 6.250%, 12/01/2025	201,500	0.1
110,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/2025	105,325	0.0
100,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	96,625	0.0
10,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	9,675	0.0
10,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	9,688	0.0
200,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	202,000	0.1
200,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	196,500	0.1
250,000		WildHorse Resource Development Corp., 6.875%, 02/01/2025	251,875	0.1
200,000		WPX Energy, Inc., 6.000%, 01/15/2022	206,500	0.1
			6,750,174	1.8

		Financial: 2.7%
150,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/30/2020	154,470	0.0
150,000	(1)	Alliance Data Systems Corp., 5.375%, 08/01/2022	150,750	0.0
100,000		Ally Financial, Inc., 5.750%, 11/20/2025	103,405	0.0
530,000		American Express Co., 2.200%, 10/30/2020	517,108	0.1
327,000		Bank of America Corp., 2.625%, 10/19/2020	324,813	0.1
425,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/2022	465,375	0.1
409,000	(1)	BPCE SA, 4.500%, 03/15/2025	411,083	0.1
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/2026	276,504	0.1
150,000		CIT Group, Inc., 5.000%, 08/15/2022	153,937	0.0
25,000		CIT Group, Inc., 5.250%, 03/07/2025	25,658	0.0
50,000		CIT Group, Inc., 6.125%, 03/09/2028	52,000	0.0
280,000		Citigroup, Inc., 2.650%, 10/26/2020	276,785	0.1
500,000	(1)	Credit Bank of Moscow Via CBOM Finance PLC, 5.550%, 02/14/2023	492,002	0.1
150,000		Equinix, Inc., 5.750%, 01/01/2025	156,750	0.0
270,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	263,331	0.1
403,000		GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/2025	389,699	0.1
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	280,550	0.1
281,000		HCP, Inc., 4.000%, 06/01/2025	281,708	0.1
277,000		JPMorgan Chase & Co., 4.250%, 10/01/2027	280,743	0.1
184,000		JPMorgan Chase & Co., 6.125%, 12/31/2199	192,970	0.0
250,000		Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	259,375	0.1
400,000		Lloyds Banking Group PLC, 4.582%, 12/10/2025	400,928	0.1
86,000		M&T Bank Corp., 6.450%, 12/31/2199	94,815	0.0
268,000		Morgan Stanley, 4.000%, 07/23/2025	270,460	0.1
205,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	201,474	0.1
250,000	(1)	Multibank, Inc., 4.375%, 11/09/2022	247,812	0.1
300,000		Navient Corp., 5.875%, 10/25/2024	295,500	0.1
165,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	154,687	0.0
250,000	(1),(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	251,638	0.1
970,000		Simon Property Group L.P., 3.375%, 12/01/2027	931,154	0.2
50,000		Springleaf Finance Corp., 6.125%, 05/15/2022	51,080	0.0
255,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	255,319	0.1
350,000	(1)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/2027	341,202	0.1
250,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	243,942	0.1
200,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	198,598	0.0
250,000	(1)	UniCredit SpA, 5.861%, 06/19/2032	254,428	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

269,000		Wells Fargo & Co., 4.300%, 07/22/2027	270,770	0.1
89,000		Wells Fargo & Co., 5.900%, 12/31/2199	91,790	0.0
250,000	(1)	Yapi ve Kredi Bankasi AS, 5.750%, 02/24/2022	249,280	0.1
			10,313,893	2.7

		Industrial: 1.2%
250,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	253,125	0.1
250,000		AECOM, 5.875%, 10/15/2024	262,812	0.1
135,000	(1)	Bombardier, Inc., 7.500%, 12/01/2024	140,063	0.0
250,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	275,312	0.1
250,000	(1)	BWAY Holding Co., 7.250%, 04/15/2025	255,625	0.1
500,000		Cemex SAB de CV, 6.125%, 05/05/2025	521,350	0.1
160,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	157,100	0.0
118,000	(1)	Gates Global LLC / Gates Global Co., 6.000%, 07/15/2022	119,929	0.0
250,000	(1)	Itron, Inc., 5.000%, 01/15/2026	246,950	0.1
150,000	(1)	Jeld-Wen, Inc., 4.625%, 12/15/2025	144,375	0.0
150,000	(1)	Jeld-Wen, Inc., 4.875%, 12/15/2027	142,125	0.0
200,000		Lockheed Martin Corp., 3.550%, 01/15/2026	198,549	0.1
20,000	(1)	Masonite International Corp., 5.625%, 03/15/2023	20,675	0.0
20,000	(1)	Multi-Color Corp., 4.875%, 11/01/2025	18,750	0.0
150,000	(1)	Multi-Color Corp., 6.125%, 12/01/2022	155,250	0.0
250,000	(1)	Novelis Corp., 5.875%, 09/30/2026	246,875	0.1
160,000	(1)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	160,400	0.1
150,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	155,625	0.0
125,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	121,649	0.0
150,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	154,500	0.0
250,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/2023	256,250	0.1
250,000		TransDigm, Inc., 6.500%, 05/15/2025	253,125	0.1
200,000	(1)	Wrangler Buyer Corp., 6.000%, 10/01/2025	197,500	0.1
			4,457,914	1.2

		Technology: 0.4%
200,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	206,000	0.1
200,000	(1)	CDK Global, Inc., 4.875%, 06/01/2027	193,000	0.0
60,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	60,000	0.0
220,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	218,966	0.1
250,000	(1)	First Data Corp., 7.000%, 12/01/2023	263,438	0.1
150,000		NCR Corp., 6.375%, 12/15/2023	156,000	0.0
350,000		Oracle Corp., 3.250%, 11/15/2027	341,577	0.1
			1,438,981	0.4

		Utilities: 0.1%
200,000	(2)	Calpine Corp., 5.750%, 01/15/2025	183,500	0.1
80,000	(1)	NRG Energy, Inc., 5.750%, 01/15/2028	78,400	0.0
150,000		NRG Energy, Inc., 6.250%, 07/15/2022	155,205	0.0
			417,105	0.1

	Total Corporate Bonds/Notes
	(Cost $47,557,611)		46,753,341	12.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.8%
616,302		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.827%, 05/25/2036	581,261	0.2
186,683		Alternative Loan Trust 2005-10CB 1A1, 2.372%, (US0001M + 0.500%), 05/25/2035	166,587	0.0
744,747		Alternative Loan Trust 2005-10CB 1A2, 2.322%, (US0001M + 0.450%), 05/25/2035	663,147	0.2
777,295		Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	737,780	0.2
266,525		Alternative Loan Trust 2005-51 3A2A, 2.573%, (12MTA + 1.290%), 11/20/2035	258,383	0.1
85,548		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	82,334	0.0
396,816		Alternative Loan Trust 2005-J2 1A12, 2.272%, (US0001M + 0.400%), 04/25/2035	352,915	0.1
48,943		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	39,517	0.0
921,033		Alternative Loan Trust 2006-18CB A10, 2.272%, (US0001M + 0.400%), 07/25/2036	645,100	0.2
223,885		Alternative Loan Trust 2006-19CB A12, 2.272%, (US0001M + 0.400%), 08/25/2036	165,375	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

948,102		Alternative Loan Trust 2006-19CB A28, 2.472%, (US0001M + 0.600%), 08/25/2036	711,342	0.2
660,519		Alternative Loan Trust 2006-HY11 A1, 1.992%, (US0001M + 0.120%), 06/25/2036	603,540	0.2
237,946		Alternative Loan Trust 2007-2CB 2A1, 2.472%, (US0001M + 0.600%), 03/25/2037	168,230	0.0
458,823		Alternative Loan Trust 2007-HY8C A1, 2.032%, (US0001M + 0.160%), 09/25/2047	446,091	0.1
644,772		Alternative Loan Trust 2007-OA4 A1, 2.042%, (US0001M + 0.170%), 05/25/2047	585,339	0.2
29,542	(1),(4)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/2045	29,463	0.0
348,213		Bear Stearns ALT-A Trust 2006-6 31A1, 3.541%, 11/25/2036	326,275	0.1
987,463		Bear Stearns ALT-A Trust 2006-6 32A1, 4.267%, 11/25/2036	846,356	0.2
269,041		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.633%, 01/26/2036	238,457	0.1
33,622	(1)	Bellemeade Re Ltd. 2015-1A M2, 6.172%, (US0001M + 4.300%), 07/25/2025	34,225	0.0
57,959		Chase Mortgage Finance Trust Series 2006-A1 2A3, 3.652%, 09/25/2036	58,217	0.0
129,668		CHL Mortgage Pass-Through Trust 2004-22 A3, 3.491%, 11/25/2034	129,416	0.0
223,215		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.589%, 03/25/2036	209,729	0.1
128,706		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.743%, 11/25/2036	112,766	0.0
374,136	(1)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	390,042	0.1
33,848		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.372%, (US0001M + 0.500%), 11/25/2035	20,931	0.0
1,200,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.592%, (US0001M + 0.720%), 11/25/2035	1,183,790	0.3
653,417		CSMC Series 2007-2 3A6, 5.400%, 03/25/2037	597,225	0.2
853,066		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 2.172%, (US0001M + 0.300%), 04/25/2037	572,652	0.2
205,240	(1)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.314%, 06/27/2037	208,339	0.1
1,088,197	(5)	Fannie Mae 2007-18 BS, 4.729%, (-1.000*US0001M + 6.600%), 06/25/2035	172,825	0.1
2,437,193	(5)	Fannie Mae 2008-94 SI, 3.629%, (-1.000*US0001M + 5.500%), 04/25/2036	419,166	0.1
2,019,041	(5)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	155,483	0.0
433,227		Fannie Mae 2010-15 FD, 2.612%, (US0001M + 0.740%), 03/25/2040	441,165	0.1
1,066,772		Fannie Mae 2011-47 GF, 2.442%, (US0001M + 0.570%), 06/25/2041	1,078,896	0.3
383,155		Fannie Mae 2012-10 UF, 2.422%, (US0001M + 0.550%), 02/25/2042	386,277	0.1
435,146	(5)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 0.000%), 08/25/2042	95,499	0.0
1,755,798	(5)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	158,634	0.0
2,641,786	(5)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	237,261	0.1
167,229		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 6.772%, (US0001M + 4.900%), 11/25/2024	191,546	0.1
1,100,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.522%, (US0001M + 3.650%), 09/25/2029	1,198,152	0.3
650,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.072%, (US0001M + 2.200%), 01/25/2030	659,092	0.2
900,000		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.072%, (US0001M + 2.200%), 08/25/2030	905,805	0.2
400,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.122%, (US0001M + 2.250%), 07/25/2030	405,655	0.1
244,423	(5)	Fannie Mae REMIC Trust 2000-26 SP, 6.629%, (-1.000*US0001M + 8.500%), 08/25/2030	45,181	0.0
345,323	(5)	Fannie Mae REMIC Trust 2002-13 SR, 4.729%, (-1.000*US0001M + 6.600%), 03/25/2032	45,174	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

178,003	(5)	Fannie Mae REMIC Trust 2004-64 SW, 5.179%, (-1.000*US0001M + 7.050%), 08/25/2034	29,249	0.0
130,173	(5)	Fannie Mae REMIC Trust 2004-66 SE, 4.629%, (-1.000*US0001M + 6.500%), 09/25/2034	18,760	0.0
261,848	(5)	Fannie Mae REMIC Trust 2008-47 PS, 4.629%, (-1.000*US0001M + 6.500%), 06/25/2038	5,881	0.0
639,098	(5)	Fannie Mae REMIC Trust 2009-25 SN, 4.679%, (-1.000*US0001M + 6.550%), 04/25/2039	102,585	0.0
359,441	(5)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	42,082	0.0
29,418,426	(5)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	64,079	0.0
1,350,238	(5)	Fannie Mae REMIC Trust 2013-116 SC, 4.329%, (-1.000*US0001M + 6.200%), 04/25/2033	166,220	0.0
992,694		Fannie Mae Series 2006-11 FA, 2.172%, (US0001M + 0.300%), 03/25/2036	993,812	0.3
111,973		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/2037	90,450	0.0
698,811	(1)	Flagstar Mortgage Trust 2018-1 B3, 4.069%, 03/25/2048	674,285	0.2
2,430,482	(5)	Freddie Mac 2009-70 PS, 4.879%, (-1.000*US0001M + 6.750%), 01/25/2037	423,442	0.1
339,159	(5)	Freddie Mac 2524 SH, 5.723%, (-1.000*US0001M + 7.500%), 11/15/2032	34,246	0.0
627,181	(5)	Freddie Mac 2525 SM, 6.223%, (-1.000*US0001M + 8.000%), 02/15/2032	116,651	0.0
623,315	(5)	Freddie Mac 2981 CS, 4.943%, (-1.000*US0001M + 6.720%), 05/15/2035	84,572	0.0
236,955	(5)	Freddie Mac 2989 HS, 5.373%, (-1.000*US0001M + 7.150%), 08/15/2034	83,506	0.0
331,931	(5)	Freddie Mac 3018 SM, 5.423%, (-1.000*US0001M + 7.200%), 08/15/2035	62,434	0.0
573,655	(5)	Freddie Mac 324 144, 6.085%, 06/15/2039	131,826	0.0
1,159,542	(5)	Freddie Mac 3523 SA, 4.223%, (-1.000*US0001M + 6.000%), 09/15/2036	154,170	0.0
1,030,410	(5)	Freddie Mac 3582 MS, 4.373%, (-1.000*US0001M + 6.150%), 10/15/2039	141,086	0.0
1,566,500	(5)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	317,044	0.1
6,211,475	(5)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	828,066	0.2
256,757	(5)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	51,229	0.0
225,395	(5)	Freddie Mac REMIC Trust 2266 S, 6.773%, (-1.000*US0001M + 8.550%), 11/15/2030	37,510	0.0
290,210	(5)	Freddie Mac REMIC Trust 2374 S, 6.323%, (-1.000*US0001M + 8.100%), 06/15/2031	54,958	0.0
160,821	(5)	Freddie Mac REMIC Trust 2417 SY, 6.623%, (-1.000*US0001M + 8.400%), 12/15/2031	32,915	0.0
340,240	(5)	Freddie Mac REMIC Trust 2577 SA, 5.673%, (-1.000*US0001M + 7.450%), 02/15/2033	61,191	0.0
20,559		Freddie Mac REMIC Trust 2973 SB, 11.819%, (-3.667*US0001M + 18.333%), 05/15/2035	21,903	0.0
148,535	(5)	Freddie Mac REMIC Trust 2981 SU, 6.023%, (-1.000*US0001M + 7.800%), 05/15/2030	25,018	0.0
74,949	(5)	Freddie Mac REMIC Trust 2993 PS, 4.923%, (-1.000*US0001M + 6.700%), 05/15/2035	1,399	0.0
58,493		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	72,804	0.0
1,014,041	(5)	Freddie Mac REMIC Trust 3049 PI, 4.873%, (-1.000*US0001M + 6.650%), 10/15/2035	160,392	0.0
65,376		Freddie Mac REMIC Trust 3085 SK, 44.681%, (-12.000*US0001M + 66.000%), 12/15/2035	171,202	0.1
110,590	(6),(7)	Freddie Mac REMIC Trust 3151 PO, 05/15/2036	94,378	0.0
334,201	(5)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	26,872	0.0
291,094	(5)	Freddie Mac REMIC Trust 3624 TS, 3.023%, (-1.000*US0001M + 4.800%), 01/15/2040	27,316	0.0
530,383	(5)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	94,769	0.0
1,701,538	(5)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	300,334	0.1
1,098,015		Freddie Mac REMICS 2921 PF, 2.127%, (US0001M + 0.350%), 01/15/2035	1,094,144	0.3
1,916,059		Freddie Mac REMICS Trust 3740 FB, 2.277%, (US0001M + 0.500%), 10/15/2040	1,928,362	0.5
2,140,870	(5)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	515,237	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,113,285	(5)	Freddie Mac Strips Series 237 S23, 5.323%, (-1.000*US0001M + 7.100%), 05/15/2036	195,597	0.1
1,496,486	(5)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	251,906	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 6.572%, (US0001M + 4.700%), 03/25/2028	574,032	0.2
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.322%, (US0001M + 3.450%), 10/25/2029	653,306	0.2
250,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.372%, (US0001M + 2.500%), 03/25/2030	256,573	0.1
250,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.522%, (US0001M + 2.650%), 12/25/2029	258,054	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.222%, (US0001M + 2.350%), 04/25/2030	506,892	0.1
332,335	(5)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	63,047	0.0
750,112	(5)	Ginnie Mae Series 2008-40 SA, 4.614%, (-1.000*US0001M + 6.400%), 05/16/2038	117,110	0.0
1,347,389	(5)	Ginnie Mae Series 2009-116 SJ, 4.694%, (-1.000*US0001M + 6.480%), 12/16/2039	197,016	0.1
1,244,473	(5)	Ginnie Mae Series 2010-4 SL, 4.614%, (-1.000*US0001M + 6.400%), 01/16/2040	181,621	0.1
431,177	(5)	Ginnie Mae Series 2010-98 QS, 4.778%, (-1.000*US0001M + 6.600%), 01/20/2040	51,218	0.0
3,432,184	(5)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	77,851	0.0
70,972	(5)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	10,076	0.0
604,218	(5)	Ginnie Mae Series 2013-103 DS, 4.328%, (-1.000*US0001M + 6.150%), 07/20/2043	91,422	0.0
224,985	(5)	Ginnie Mae Series 2013-134 DS, 4.278%, (-1.000*US0001M + 6.100%), 09/20/2043	33,288	0.0
505,797	(5)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	85,992	0.0
7,963,930	(5)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	62,460	0.0
419,320	(5)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	70,087	0.0
11,867	(5)	Ginnie Mae Series 2016-12 MI, 5.000%, 04/20/2039	159	0.0
1,306,134	(5)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	209,454	0.1
652,612		HarborView Mortgage Loan Trust 2006-14 2A1A, 1.958%, (US0001M + 0.150%), 01/25/2047	611,898	0.2
801,047		HarborView Mortgage Loan Trust 2007-5 A1A, 1.998%, (US0001M + 0.190%), 09/19/2037	748,827	0.2
4,578		HomeBanc Mortgage Trust 2004-1 2A, 2.732%, (US0001M + 0.860%), 08/25/2029	4,404	0.0
59,993		HomeBanc Mortgage Trust 2005-3 A2, 2.182%, (US0001M + 0.310%), 07/25/2035	59,966	0.0
111,530		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.082%, (US0001M + 0.210%), 04/25/2046	103,598	0.0
117,416		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	103,029	0.0
311,385		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	281,224	0.1
684,455		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	578,375	0.2
669,791	(1)	JP Morgan Mortgage Trust 2016-1 B3, 3.881%, 05/25/2046	670,362	0.2
597,154	(1)	JP Morgan Mortgage Trust 2017-6 B3, 3.857%, 12/25/2048	573,550	0.2
77,655		Lehman XS Trust Series 2005-5N 1A2, 2.232%, (US0001M + 0.360%), 11/25/2035	69,279	0.0
1,486,141		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 2.022%, (US0001M + 0.150%), 08/25/2036	780,662	0.2
58,788		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	57,431	0.0
798,782	(1)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.523%, 02/25/2048	832,565	0.2
599,086	(1)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.523%, 02/25/2048	617,772	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

145,460		Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 3.737%, 03/25/2035	143,595	0.0
600,000	(1),(4)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	598,659	0.2
189,003		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.751%, 10/25/2036	175,044	0.1
500,820		WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 3.324%, 09/25/2035	507,649	0.1
166,573		WaMu Mortgage Pass-Through Certificates Series 2006-AR10 1A1, 3.273%, 09/25/2036	162,154	0.0
29,218		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.323%, 10/25/2036	28,545	0.0
202,250		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.021%, 11/25/2036	194,214	0.1
777,267		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.021%, 11/25/2036	746,383	0.2
98,545		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.071%, 12/25/2036	96,310	0.0
108,022		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.303%, 08/25/2046	102,263	0.0
180,623		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.254%, 12/25/2036	174,013	0.1
18,845		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.917%, 04/25/2037	17,213	0.0
101,384		WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.163%, 07/25/2037	84,816	0.0
1,023,075		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.772%, (US0001M + 0.900%), 11/25/2035	840,405	0.2
191,662		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	174,670	0.1
253,060		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	243,222	0.1
1,155,841	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 2.472%, (US0001M + 0.600%), 07/25/2036	700,795	0.2
1,230,309	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.243%, (12MTA + 0.960%), 08/25/2046	933,494	0.3
73,040	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.302%, (US0001M + 0.430%), 06/25/2037	61,498	0.0
645,282	Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	651,401	0.2
829,937	Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/2036	837,807	0.2
1,065,793	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 3.754%, 09/25/2036	1,067,099	0.3
633,212	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.631%, 10/25/2036	620,762	0.2
42,868	Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 3.760%, 03/25/2036	41,533	0.0
120,003	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 3.410%, 05/25/2036	122,490	0.0
127,537	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 3.410%, 05/25/2036	130,181	0.0
615,728	Wells Fargo Mortgage Backed Securities 2007-3 AE, 2.109%, 04/25/2037	551,259	0.2
390,606	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 3.714%, 12/28/2037	381,056	0.1
761,257	(1) WinWater Mortgage Loan Trust 2015-5 B4, 3.798%, 08/20/2045	737,122	0.2

	Total Collateralized Mortgage Obligations
	(Cost $46,035,103)	48,262,769	12.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
		Federal National Mortgage Association: 0.0%(8)
9,292	5.500%, 10/01/2039	10,193	0.0

	Total U.S. Government Agency Obligations
	(Cost $10,071)	10,193	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

BANK LOANS: 14.8%
	Aerospace & Defense: 0.3%
150,000	Geo Group, Inc. (The) 2017 Term Loan B, 4.130%, (US0003M + 2.250%), 03/22/2024	150,619	0.0
300,000	Maxar Technologies Ltd. Term Loan B, 4.630%, (US0003M + 2.750%), 10/04/2024	301,179	0.1
300,000	TransDigm, Inc. 2017 Extended Term Loan F, 4.773%, (US0003M + 2.750%), 06/09/2023	301,500	0.1
249,124	TransDigm, Inc. 2018 Term Loan G, 4.707%, (US0003M + 2.500%), 08/22/2024	250,231	0.1
		1,003,529	0.3

	Auto Components: 0.0%
148,500	Broadstreet Partners, Inc. 2017 Term Loan B, 5.627%, (US0003M + 3.750%), 11/08/2023	150,635	0.0

	Automotive: 0.6%
150,000	American Axle and Manufacturing, Inc. Term Loan B, 4.130%, (US0001M + 2.250%), 04/06/2024	150,797	0.0
150,000	Belron Finance US LLC USD Term Loan B, 4.294%, (US0003M + 2.500%), 11/07/2024	151,125	0.0
149,250	Bright Bidco B.V. 2018 Term Loan B, 5.728%, (US0003M + 3.500%), 06/30/2024	151,644	0.0
300,000	Dealer Tire, LLC 2017 Term Loan B, 5.677%, (US0003M + 3.250%), 12/22/2021	303,930	0.1
244,347	Dynacast International LLC Term Loan B, 5.552%, (US0003M + 3.250%), 01/28/2022	246,179	0.1
399,625	Gates Global LLC 2017 USD Repriced Term Loan B, 5.052%, (US0003M + 2.750%), 04/01/2024	402,348	0.1
300,000	KAR Auction Services, Inc. Term Loan B5, 4.813%, (US0003M + 2.500%), 03/09/2023	302,063	0.1
163,780	Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 03/20/2025	163,985	0.1
26,220	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.562%, (US0003M + 3.250%), 03/20/2025	26,252	0.0
242,618	NN, Inc. 2016 Term Loan B, 5.627%, (US0003M + 3.750%), 10/19/2022	244,286	0.1
148,843	Superior Industries International, Inc. 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 05/22/2024	150,703	0.0
149,250	Truck Hero, Inc. 1st Lien Term Loan, 6.223%, (US0003M + 4.000%), 04/21/2024	150,388	0.0
		2,443,700	0.6

	Building & Development: 0.4%
300,000	American Builders & Contractors Supply Co., Inc. 2017 Term Loan B, 4.377%, (US0003M + 2.500%), 10/31/2023	301,083	0.1
148,310	Capital Automotive L.P. 2017 1st Lien Term Loan, 4.380%, (US0003M + 2.500%), 03/24/2024	149,329	0.0
137,723	Clark Equipment Company 2018 Term Loan B, 4.302%, (US0003M + 2.000%), 05/18/2024	137,981	0.0
149,625	Core & Main LP 2017 Term Loan B, 5.116%, (US0003M + 3.000%), 08/01/2024	150,397	0.1
180,000	Ply Gem Industries, Inc. 2018 Term Loan, (US0003M + 3.000%), 03/28/2025	179,100	0.0
150,000	Quikrete HLDGS Inc Term Loan, 4.627%, (US0003M + 2.750%), 11/15/2023	150,844	0.1
149,625	Werner Co. 2017 Term Loan, 5.882%, (US0003M + 4.000%), 07/24/2024	151,495	0.1
148,504	Wilsonart LLC 2017 Term Loan B, 5.560%, (US0003M + 3.250%), 12/19/2023	149,445	0.0
147,384	Zekelman Industries, Inc. Term Loan B, 4.999%, (US0003M + 2.750%), 06/14/2021	148,361	0.0
		1,518,035	0.4

	Business Equipment & Services: 1.6%
298,498	AlixPartners, LLP 2017 Term Loan B, 5.052%, (US0003M + 3.000%), 04/04/2024	300,177	0.1
150,000	Allflex Holdings III, Inc. New 1st Lien Term Loan, 5.138%, (US0003M + 3.250%), 07/20/2020	151,156	0.1
150,000	American Traffic Solutions, Inc. 2018 1st Lien Term Loan, 5.767%, (US0003M + 3.750%), 02/28/2025	151,500	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

100,000	American Traffic Solutions, Inc. 2018 2nd Lien Term Loan, 9.398%, (US0003M + 7.750%), 02/23/2026	101,625	0.0
147,188	Array Canada Inc. Term Loan B, 6.693%, (US0003M + 5.000%), 02/10/2023	148,659	0.0
149,625	Ascend Learning, LLC 2017 Term Loan B, 4.877%, (US0003M + 3.250%), 07/12/2024	150,264	0.0
149,250	ASP MCS Acquisition Corp. Term Loan B, 6.627%, (US0003M + 4.750%), 05/18/2024	151,302	0.1
150,000	Big Ass Fans, LLC Term Loan, 6.552%, (US0003M + 4.250%), 05/21/2024	151,547	0.1
148,133	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.127%, (US0003M + 3.250%), 10/03/2023	149,217	0.0
149,625	GTCR Valor Companies, Inc. USD 2017 Term Loan B1, 5.127%, (US0003M + 3.250%), 06/16/2023	151,063	0.1
149,250	Colorado Buyer Inc Term Loan B, 4.780%, (US0003M + 3.000%), 05/01/2024	149,608	0.0
135,484	DG Investment Intermediate Holdings 2, Inc. 2018 1st Lien Term Loan, 5.302%, (US0003M + 3.000%), 02/03/2025	135,371	0.0
14,516	DG Investment Intermediate Holdings 2, Inc. 2018 Delayed Draw Term Loan, 1.500%, (US0003M + 3.000%), 02/03/2025	14,504	0.0
148,125	DTI Holdco, Inc. 2018 Term Loan B, 6.998%, (US0003M + 4.750%), 10/02/2023	148,218	0.0
141,917	EIG Investors Corp. 2017 Term Loan, 5.956%, (US0003M + 4.000%), 02/09/2023	143,171	0.0
150,000	Element Materials Technology Group US Holdings Inc 2017 USD Term Loan B, 5.802%, (US0003M + 3.500%), 06/28/2024	151,031	0.1
150,000	Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 5.552%, (US0003M + 3.250%), 07/19/2024	150,281	0.0
148,875	EVO PAYMENTS INTERNATIONAL TERM LOAN B, 5.880%, (US0003M + 4.000%), 12/22/2023	150,503	0.0
127,506	Garda World Security Corporation 2017 Term Loan, 5.511%, (US0003M + 3.000%), 05/24/2024	129,004	0.0
150,000	GreenSky Holdings, LLC 2018 Term Loan B, 5.562%, (US0003M + 3.500%), 03/29/2025	150,938	0.1
150,000	IQOR US Inc. Term Loan B, 6.695%, (US0003M + 5.000%), 04/01/2021	150,469	0.0
244,406	KUEHG Corp.. 2017 1st Lien Term Loan, 6.052%, (US0003M + 3.750%), 08/13/2022	246,430	0.1
150,000	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 03/13/2025	151,500	0.1
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.812%, (US0003M + 7.500%), 03/13/2026	101,500	0.0
149,625	NeuStar, Inc. 2018 Term Loan B4, 5.377%, (US0003M + 3.500%), 08/08/2024	150,420	0.0
100,000	NeuStar, Inc. 2nd Lien Term Loan, 10.302%, (US0003M + 8.000%), 08/08/2025	100,813	0.0
150,000	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.358%, (US0003M + 3.500%), 12/20/2024	150,750	0.0
149,625	Peak 10, Inc. 2017 1st Lien Term Loan, 5.802%, (US0003M + 4.000%), 08/01/2024	150,242	0.0
130,213	Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 7.127%, (US0003M + 5.250%), 07/01/2019	130,782	0.0
150,000	PricewaterhouseCoopers LLP 2018 Term Loan, 5.562%, (US0003M + 3.750%), 03/15/2025	150,750	0.0
150,000	Prometric Holdings, Inc. 1st Lien Term Loan, 4.770%, (US0003M + 3.000%), 01/29/2025	151,172	0.1
149,625	Red Ventures, LLC 1st Lien Term Loan, 5.877%, (US0003M + 4.000%), 11/08/2024	151,215	0.1
150,000	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.864%, (US0003M + 5.500%), 12/20/2024	148,500	0.0
245,625	Solera Holdings, Inc. USD Term Loan B, 4.627%, (US0001M + 2.750%), 03/03/2023	246,489	0.1
150,000	Spin Holdco Inc. 2017 Term Loan B, 5.083%, (US0003M + 3.750%), 11/14/2022	151,063	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

149,625	Staples, Inc. 2017 Term Loan B, 5.787%, (US0003M + 4.000%), 09/12/2024	148,503	0.0
149,250	SurveyMonkey Inc. 2017 Term Loan, 6.810%, (US0003M + 4.500%), 04/13/2024	149,623	0.0
149,250	Switch, Ltd. 2017 Term Loan B, 4.127%, (US0003M + 2.250%), 06/27/2024	150,299	0.0
143,574	TMK Hawk Parent Corp. 2017 1st Lien Term Loan, 5.150%, (US0003M + 3.500%), 08/28/2024	144,621	0.0
6,426	TriMark USA, LLC Delayed Draw Term Loan, 4.987%, (US0003M + 4.000%), 08/28/2024	6,473	0.0
165,000	West Corporation 2017 Term Loan, 5.877%, (US0003M + 4.000%), 10/10/2024	166,478	0.1
195,000	West Corporation 2018 Term Loan B1, (US0003M + 3.500%), 10/10/2024	194,756	0.1
		6,221,987	1.6

	Cable & Satellite Television: 0.4%
300,000	CSC Holdings, LLC 2018 Term Loan B, 4.277%, (US0003M + 2.500%), 01/25/2026	300,422	0.1
248,875	Radiate Holdco, LLC 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 02/01/2024	247,771	0.1
148,129	Telesat Canada Term Loan B4, 5.310%, (US0003M + 3.000%), 11/17/2023	148,993	0.0
300,000	UPC Financing Partnership USD Term Loan AR, 4.277%, (US0003M + 2.500%), 01/15/2026	301,286	0.1
150,000	Virgin Media Bristol LLC 2017 USD Term Loan, 4.277%, (US0003M + 2.500%), 01/15/2026	150,937	0.0
247,505	WideOpenWest Finance LLC 2017 Term Loan B, 5.104%, (US0003M + 3.250%), 08/18/2023	242,168	0.1
		1,391,577	0.4

	Chemicals: 0.0%
149,625	HB Fuller - TL B 1L, 4.072%, (US0003M + 2.250%), 10/20/2024	150,573	0.0

	Chemicals & Plastics: 0.7%
84,479	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.206%, (US0003M + 3.250%), 09/13/2023	85,166	0.0
63,646	Allnex USA, Inc. USD Term Loan B3, 5.206%, (US0003M + 3.250%), 09/13/2023	64,163	0.0
149,250	Alpha 3 B.V. 2017 Term Loan B1, 5.302%, (US0003M + 3.000%), 01/31/2024	150,556	0.0
150,000	Avantor, Inc. 2017 1st Lien Term Loan, 5.877%, (US0003M + 4.000%), 11/21/2024	151,750	0.1
150,000	Diamond (BC) B.V. USD Term Loan, 4.994%, (US0003M + 3.000%), 09/06/2024	150,000	0.0
242,496	Emerald Performance Materials, LLC New 1st Lien Term Loan, 5.377%, (US0001M + 3.500%), 08/01/2021	245,314	0.1
150,000	Encapsys, LLC 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 11/07/2024	151,406	0.1
57,399	Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2, 6.127%, (US0003M + 4.250%), 06/30/2022	55,462	0.0
92,727	KMG Chemicals Inc. Term Loan B, 4.627%, (US0003M + 2.750%), 06/15/2024	93,597	0.0
58,685	Kraton Polymers, LLC 2018 USD Term Loan, 4.802%, (US0003M + 2.500%), 03/05/2025	59,153	0.0
150,000	MacDermid, Inc. USD Term Loan B6, 4.877%, (US0003M + 3.000%), 06/07/2023	151,219	0.1
300,000	PQ Corporation 2018 Term Loan B, 4.291%, (US0003M + 2.500%), 02/08/2025	301,366	0.1
150,000	Prince Minerals, Inc. 2018 1st Lien Term Loan, 5.812%, (US0003M + 3.500%), 03/20/2025	151,219	0.1
300,000	Trinseo Materials Operating S.C.A. 2017 Term Loan, 4.377%, (US0003M + 2.500%), 09/06/2024	301,937	0.1
45,349	Tronox Blocked Borrower LLC Term Loan B, 5.302%, (US0003M + 3.000%), 09/22/2024	45,788	0.0
104,651	Tronox Finance LLC Term Loan B, 5.302%, (US0003M + 3.000%), 09/22/2024	105,665	0.0
129,918	Univar Inc. 2017 USD Term Loan B, 4.377%, (US0003M + 2.500%), 07/01/2024	130,903	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

149,625	Venator Materials Corporation Term Loan B, 4.877%, (US0003M + 3.000%), 08/08/2024	150,607	0.0
		2,545,271	0.7

	Containers & Glass Products: 0.7%
150,000	Albea Beauty Holdings S.A 2018 USD Term Loan, 5.312%, (US0003M + 3.000%), 04/22/2024	150,891	0.1
244,438	Berlin Packaging LLC 2017 Term Loan B, 5.030%, (US0003M + 3.250%), 10/01/2021	245,813	0.1
149,250	BWAY Holding Company 2017 Term Loan B, 4.963%, (US0003M + 3.250%), 04/03/2024	150,167	0.0
149,625	Consolidated Container Company LLC 2017 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 05/22/2024	150,747	0.0
148,875	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.695%, (US0003M + 3.000%), 12/29/2023	149,759	0.0
144,540	Milacron LLC Amended Term Loan B, 4.377%, (US0003M + 2.500%), 09/28/2023	145,172	0.0
225,887	SIG Combibloc Group AG, 4.627%, (US0001M + 2.750%), 03/13/2022	227,460	0.1
150,000	Plastipak Packaging, Inc. Term Loan B, 4.630%, (US0003M + 2.750%), 10/14/2024	151,000	0.1
148,500	Proampac PG Borrower LLC First Lien Term Loan, 5.303%, (US0003M + 3.500%), 11/18/2023	150,047	0.0
496,881	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.627%, (US0003M + 3.000%), 02/05/2023	499,987	0.1
150,000	Ring Container Technologies Group, LLC 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 10/31/2024	150,656	0.0
300,000	Tekni-Plex, Inc. 2017 USD Term Loan B1, 5.127%, (US0003M + 3.250%), 10/17/2024	301,312	0.1
175,000	Titan Acquisition Limited 2018 Term Loan B, 5.312%, (US0003M + 3.500%), 03/28/2025	174,850	0.1
13,602	TricorBraun Holdings, Inc. 1st Lien Delayed Draw Term Loan, 5.976%, (US0003M + 3.750%), 11/30/2023	13,709	0.0
135,000	TricorBraun Holdings, Inc. 1st Lien Term Loan, 6.056%, (US0003M + 3.750%), 11/30/2023	136,055	0.0
		2,797,625	0.7

	Cosmetics/Toiletries: 0.1%
300,000	Wellness Merger Sub, Inc. 1st Lien Term Loan, 7.052%, (US0003M + 4.750%), 06/30/2024	304,078	0.1

	Drugs: 0.2%
175,000	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.812%, (US0003M + 3.500%), 03/07/2025	175,474	0.0
162,437	Amneal Pharmaceuticals LLC New Term Loan, 5.377%, (US0003M + 3.500%), 11/01/2019	162,893	0.0
300,000	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.188%, (US0003M + 4.250%), 04/29/2024	300,337	0.1
209,173	Horizon Pharma, Inc. 2017 1st Lien Term Loan, 5.125%, (US0003M + 3.250%), 03/29/2024	210,698	0.1
		849,402	0.2

	Ecological Services & Equipment: 0.2%
125,667	ADS Waste Holdings Inc Term Loan, 3.981%, (US0003M + 2.250%), 11/10/2023	126,199	0.0
150,000	Gopher Resource, LLC 1st Lien Term Loan, 5.478%, (US0003M + 3.250%), 03/06/2025	151,453	0.1
300,000	Wrangler Buyer Corp. Term Loan B, 4.877%, (US0003M + 3.000%), 09/27/2024	302,188	0.1
		579,840	0.2

	Electronics/Electrical: 1.5%
148,875	Aptean, Inc. 2017 1st Lien Term Loan, 6.560%, (US0003M + 4.250%), 12/20/2022	149,387	0.0
150,000	Barracuda Networks, Inc. 1st Lien Term Loan, 5.061%, (US0003M + 3.250%), 02/12/2025	150,820	0.1
149,625	BMC Software Finance, Inc. USD 2017 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 09/10/2022	150,441	0.1
222,208	Compuware Corporation Term Loan B3, 5.130%, (US0003M + 3.500%), 12/15/2021	225,194	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

242,192	Epicor Software Corporation 1st Lien Term Loan, 5.130%, (US0003M + 3.750%), 06/01/2022	243,537	0.1
150,000	SkillSoft Corporation 1st Lien Term Loan, 6.398%, (US0003M + 4.750%), 04/28/2021	145,462	0.0
147,714	Eze Castle Software Inc. 2017 1st Lien Term Loan, 5.037%, (US0003M + 3.000%), 04/06/2020	149,068	0.0
148,504	Genesys Telecom Holdings, U.S., Inc. 2018 USD Term Loan B, 5.802%, (US0003M + 3.500%), 12/01/2023	149,606	0.0
300,000	Go Daddy Operating Company, LLC 2017 Repriced Term Loan, 4.127%, (US0003M + 2.250%), 02/15/2024	301,167	0.1
288,895	Hyland Software, Inc. 2017 1st Lien Term Loan, 5.127%, (PRIME + 3.250%), 07/01/2022	292,778	0.1
149,623	Infor (US), Inc. Term Loan B6, 4.627%, (US0003M + 2.750%), 02/01/2022	150,184	0.0
126,531	Informatica Corporation 2018 USD Term Loan, 5.127%, (US0003M + 3.250%), 08/05/2022	127,401	0.0
168,302	Kronos Incorporated 2017 Term Loan B, 4.880%, (US0003M + 3.000%), 11/01/2023	169,471	0.1
150,000	M/A-COM Technology Solutions Holdings, Inc. 2017 Add on Term Loan, 4.127%, (US0003M + 2.250%), 05/17/2024	148,156	0.0
20,637	MA FinanceCo., LLC USD Term Loan B3, 4.627%, (US0001M + 2.750%), 06/21/2024	20,439	0.0
150,000	Marketo, Inc. 2018 1st Lien Term Loan, 5.044%, (US0003M + 3.250%), 01/30/2025	149,883	0.0
379,625	McAfee, LLC 2017 USD Term Loan B, 6.377%, (US0003M + 4.500%), 09/30/2024	383,955	0.1
149,625	MH Sub I, LLC 2017 1st Lien Term Loan, 5.527%, (US0003M + 3.750%), 09/13/2024	149,952	0.0
150,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.277%, (US0003M + 7.500%), 09/15/2025	152,156	0.1
121,186	Quest Software US Holdings Inc. 2017 Term Loan B, 7.272%, (US0003M + 5.500%), 10/31/2022	123,585	0.0
298,501	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.787%, (US0003M + 3.000%), 11/03/2023	297,871	0.1
149,611	Rovi Solutions Corporation Term Loan B, 4.380%, (US0003M + 2.500%), 07/02/2021	150,702	0.1
148,500	RP Crown Parent LLC Term Loan B, 4.877%, (US0003M + 3.500%), 10/12/2023	149,335	0.0
139,363	Seattle Spinco, Inc. USD Term Loan B3, 4.627%, (US0003M + 2.750%), 06/21/2024	139,398	0.0
274,313	SolarWinds Holdings, Inc. 2018 Term Loan B, 5.312%, (US0003M + 3.000%), 02/21/2024	275,873	0.1
102,664	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.812%, (US0003M + 2.500%), 02/28/2025	103,314	0.0
237,336	SS&C Technologies Inc. 2018 Term Loan B3, 4.812%, (US0003M + 2.500%), 02/28/2025	238,838	0.1
142,617	Avast Software B.V. USD 2017 Term Loan B, 5.052%, (US0003M + 2.750%), 09/30/2023	143,642	0.0
149,625	TTM Technologies, Inc. 2017 Term Loan, 4.377%, (US0003M + 2.500%), 09/28/2024	150,280	0.0
150,000	TTM Technologies, Inc. 2018 Term Loan B, 4.517%, (US0003M + 2.500%), 09/27/2024	150,656	0.1
272,531	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.802%, (US0003M + 4.500%), 01/27/2023	271,722	0.1
123,500	Xperi Corporation 2018 Term Loan B1, 4.377%, (US0003M + 2.500%), 12/01/2023	124,175	0.0
		5,728,448	1.5

	Equipment Leasing: 0.0%
49,501	Brand Energy & Infrastructure Services, Inc. 2017 Term Loan, 6.001%, (US0003M + 4.250%), 06/21/2024	49,968	0.0

	Financial Intermediaries: 0.4%
138,000	Blucora, Inc. 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 05/22/2024	139,466	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

300,000	Duff & Phelps Corporation 2017 Term Loan B, 5.552%, (US0003M + 3.250%), 02/13/2025	301,312	0.1
89,021	Edelman Financial Group, The 2017 Term Loan B, 5.970%, (US0003M + 4.250%), 11/11/2024	90,152	0.0
150,000	FinCo I LLC 2017 Term Loan B, 4.627%, (US0003M + 2.750%), 12/27/2022	151,913	0.1
245,641	First Eagle Holdings, Inc. 2017 1st Lien Term Loan B, 5.302%, (US0003M + 3.000%), 12/01/2022	248,174	0.1
149,625	Focus Financial Partners, LLC 2018 1st Lien Term Loan, 5.052%, (US0003M + 2.750%), 07/03/2024	150,467	0.0
300,000	LPL Holdings, Inc. 2017 1st Lien Term Loan B, 4.473%, (US0003M + 2.250%), 09/23/2024	301,125	0.1
		1,382,609	0.4

	Food Products: 0.4%
149,625	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.294%, (US0003M + 3.500%), 07/07/2024	150,373	0.0
150,000	CH Guenther & Son, Incorporated 2018 Term Loan B, 5.062%, (US0003M + 2.750%), 03/31/2025	151,008	0.0
244,275	Del Monte Foods, Inc. 1st Lien Term Loan, 5.159%, (US0003M + 3.250%), 02/18/2021	210,484	0.1
300,000	IRB Holding Corp 1st Lien Term Loan, 4.936%, (US0003M + 3.250%), 02/05/2025	303,437	0.1
300,000	JBS USA, LLC 2017 Term Loan B, 4.678%, (US0003M + 2.500%), 10/30/2022	299,475	0.1
149,250	NPC International, Inc. 1st Lien Term Loan, 5.377%, (US0003M + 3.500%), 04/19/2024	151,582	0.1
150,000	Sigma Bidco B.V. 2018 USD Term Loan B, 5.312%, (US0003M + 3.000%), 02/23/2025	150,500	0.0
		1,416,859	0.4

	Food Service: 0.4%
300,000	1011778 B.C. Unlimited Liability Company Term Loan B3, 4.294%, (US0003M + 2.250%), 02/16/2024	300,688	0.1
150,000	Fogo de Chao Churrascaria Holdings LLC 2018 Term Loan, 6.812%, (US0003M + 4.500%), 03/21/2025	150,844	0.0
299,814	Golden Nugget, Inc. 2017 Incremental Term Loan, 4.979%, (US0003M + 3.250%), 10/04/2023	302,719	0.1
150,000	K-Mac Holdings Corp 2018 1st Lien Term Loan, 5.562%, (US0003M + 3.250%), 03/07/2025	150,984	0.0
100,000	K-Mac Holdings Corp 2018 2nd Lien Term Loan, 9.062%, (US0003M + 6.750%), 03/06/2026	101,500	0.0
208,974	Manitowoc Foodservice, Inc. Term Loan B, 4.627%, (US0003M + 3.000%), 03/03/2023	210,846	0.1
150,000	Tacala, LLC 1st Lien Term Loan, 4.914%, (US0003M + 3.250%), 01/31/2025	151,031	0.1
100,000	Tacala, LLC 2nd Lien Term Loan, 8.664%, (US0003M + 7.000%), 01/30/2026	102,250	0.0
147,750	US Foods, Inc. 2016 Term Loan B, 4.377%, (US0003M + 2.750%), 06/27/2023	148,971	0.0
		1,619,833	0.4

	Food/Drug Retailers: 0.3%
149,624	Albertsons, LLC USD 2017 Term Loan B4, 4.627%, (US0001M + 2.750%), 08/25/2021	148,170	0.0
149,624	Albertsons, LLC USD 2017 Term Loan B6, 4.956%, (US0003M + 3.000%), 06/22/2023	148,034	0.0
150,000	EG Finco Limited 2018 USD Term Loan, 6.312%, (US0003M + 4.000%), 01/19/2025	150,063	0.1
150,000	EG Group Limited 2018 USD Term Loan B, 6.017%, (US0003M + 4.000%), 01/19/2025	149,719	0.1
148,500	Moran Foods LLC Term Loan, 7.877%, (US0003M + 6.000%), 12/05/2023	129,752	0.0
150,000	Smart & Final Stores LLC 1st Lien Term Loan, 5.377%, (US0003M + 3.500%), 11/15/2022	148,375	0.0
111,937	Supervalu Inc. 2017 Delayed Draw Term Loan, 5.377%, (US0003M + 3.500%), 06/08/2024	111,195	0.0
186,561	Supervalu Inc. 2017 Term Loan B, 5.377%, (US0003M + 3.500%), 06/08/2024	185,325	0.1
		1,170,633	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

	Health Care: 1.7%
300,000	Acadia Healthcare Company, Inc. 2018 Term Loan B4, 4.377%, (US0003M + 2.500%), 02/16/2023	302,906	0.1
148,477	ADMI Corp. 2015 Term Loan B, 5.595%, (US0003M + 3.750%), 04/30/2022	149,158	0.0
300,000	Air Medical Group Holdings, Inc. 2017 Term Loan B2, 6.562%, (US0003M + 4.250%), 09/07/2024	303,141	0.1
147,752	Air Medical Group Holdings, Inc. 2018 Term Loan B1, 4.936%, (US0003M + 3.250%), 04/28/2022	148,548	0.0
147,516	Air Methods Corporation 2017 Term Loan B, 5.802%, (US0003M + 3.500%), 04/21/2024	148,069	0.0
147,750	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.204%, (US0003M + 3.500%), 05/10/2023	148,973	0.0
300,000	Catalent Pharma Solutions Inc. USD Term Loan B, 4.127%, (US0001M + 2.750%), 05/20/2024	301,625	0.1
300,000	Change Healthcare Holdings, Inc. 2017 Term Loan B, 4.627%, (US0001M + 2.750%), 03/01/2024	301,062	0.1
169,314	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 4.772%, (US0003M + 3.000%), 06/07/2023	170,972	0.1
149,250	Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 5.302%, (US0003M + 3.250%), 06/28/2024	149,903	0.0
225,000	Concentra Inc. 2018 1st Lien Term Loan, 4.530%, (US0003M + 2.750%), 06/01/2022	225,633	0.1
300,000	Cotiviti Corporation Term Loan B, 4.560%, (US0003M + 2.500%), 09/28/2023	302,812	0.1
222,755	ExamWorks Group, Inc. 2017 Term Loan, 5.127%, (US0003M + 3.250%), 07/27/2023	224,732	0.1
149,250	Greenway Health, LLC 2017 1st Lien Term Loan, 6.550%, (US0003M + 4.250%), 02/14/2024	150,742	0.1
299,244	Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan, 3.986%, (US0003M + 2.250%), 01/31/2025	300,600	0.1
149,616	Jaguar Holding Company II 2017 Term Loan, 4.850%, (US0003M + 2.750%), 08/18/2022	150,290	0.0
132,061	MPH Acquisition Holdings LLC 2016 Term Loan B, 5.052%, (US0003M + 2.750%), 06/07/2023	132,845	0.0
230,000	NVA Holdings, Inc. Term Loan B3, 5.052%, (US0003M + 2.750%), 02/02/2025	230,719	0.1
57,291	Onex TSG Holdings II Corp. 1st Lien Term Loan, 5.877%, (US0003M + 4.000%), 07/31/2022	56,395	0.0
149,625	Parexel International Corporation Term Loan B, 4.627%, (US0003M + 2.750%), 09/27/2024	149,849	0.0
115,909	Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 4.527%, (US0003M + 2.750%), 02/14/2025	115,004	0.0
34,091	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 1.000%, (US0003M + 2.750%), 02/14/2025	33,824	0.0
150,000	PharMerica Corporation 1st Lien Term Loan, 5.211%, (US0003M + 3.500%), 12/06/2024	150,844	0.1
147,750	nThrive, Inc. 2016 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 10/20/2022	148,350	0.0
149,622	Press Ganey Holdings, Inc. 2017 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 10/21/2023	150,620	0.0
222,750	Prospect Medical Holdings, Inc. 2018 Term Loan B, 7.188%, (US0003M + 5.500%), 02/22/2024	223,307	0.1
158,800	Select Medical Corporation 2017 Term Loan B, 4.466%, (US0003M + 2.750%), 03/01/2021	159,892	0.1
163,763	Sotera Health Holdings, LLC 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 05/15/2022	164,445	0.1
149,625	Surgery Center Holdings, Inc. 2017 Term Loan B, 5.130%, (US0001M + 3.250%), 09/02/2024	149,742	0.0
148,875	Team Health Holdings, Inc. 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 02/06/2024	142,920	0.0
149,250	Tecomet Inc. 2017 Repriced Term Loan, 5.283%, (US0003M + 3.750%), 05/01/2024	150,805	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

149,250	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.877%, (US0003M + 3.000%), 06/23/2024	150,183	0.0
245,000	U.S. Renal Care, Inc. 2015 Term Loan B, 5.943%, (US0003M + 4.250%), 12/31/2022	246,455	0.1
78,431	Vizient, Inc. 1st Lien Term Loan B, 4.398%, (US0001M + 3.500%), 02/13/2023	79,118	0.0
150,000	Wink Holdco, Inc 1st Lien Term Loan B, 4.664%, (US0003M + 3.000%), 12/02/2024	149,625	0.0
		6,264,108	1.7

	Healthcare - Products: 0.0%
149,625	Albany Molecular Research, Inc. 2017 1st Lien Term Loan, 5.127%, (US0003M + 3.750%), 08/30/2024	150,186	0.0

	Home Furnishings: 0.1%
148,132	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 05/02/2022	149,439	0.0
149,625	Global Appliance Inc. Term Loan B, 5.880%, (US0003M + 4.000%), 09/29/2024	152,055	0.1
149,611	Hillman Group Inc. (The) Term Loan B, 5.802%, (US0003M + 3.500%), 06/30/2021	151,232	0.0
		452,726	0.1

	Industrial Equipment: 0.5%
131,617	Columbus McKinnon Corporation 2018 Term Loan B, 4.802%, (US0003M + 2.500%), 01/31/2024	132,357	0.0
169,019	Cortes NP Acquisition Corporation 2017 Term Loan B, 5.670%, (US0003M + 4.000%), 11/30/2023	170,388	0.1
217,062	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.302%, (US0003M + 3.000%), 12/20/2024	218,894	0.1
149,625	ExGen Renewables IV, LLC Term Loan B, 4.990%, (US0003M + 3.000%), 11/28/2024	151,682	0.1
150,000	Filtration Group Corporation 2018 1st Lien Term Loan, (US0003M + 3.000%), 03/27/2025	149,625	0.0
300,000	Gardner Denver, Inc. 2017 USD Term Loan B, 5.052%, (US0003M + 2.750%), 07/30/2024	301,854	0.1
148,125	Global Brass & Copper, Inc. 2016 Term Loan B, 5.188%, (US0003M + 3.250%), 07/18/2023	149,606	0.0
150,000	Horizon Global Corporation 2018 Term Loan B, 7.017%, (US0003M + 5.000%), 02/06/2024	151,313	0.0
179,337	Kenan Advantage Group, Inc. 2015 Term Loan, 4.877%, (US0003M + 3.000%), 07/31/2022	180,346	0.1
54,537	Kenan Advantage Group, Inc. CAD Term Loan B, 4.877%, (US0003M + 3.000%), 07/31/2022	54,843	0.0
75,267	Rexnord LLC 2017 Term Loan B, 4.111%, (US0003M + 2.250%), 08/21/2024	75,773	0.0
150,000	Robertshaw US Holding Corp 2018 1st Lien Term Loan, 5.438%, (US0003M + 3.500%), 02/19/2025	151,500	0.0
		1,888,181	0.5

	Insurance: 0.7%
198,503	Acrisure, LLC 2017 Term Loan B, 5.991%, (US0003M + 4.250%), 11/22/2023	201,852	0.1
244,365	Alliant Holdings I, Inc. 2015 Term Loan B, 5.127%, (US0003M + 3.250%), 08/12/2022	246,130	0.1
149,622	AmWINS Group, Inc. 2017 Term Loan B, 4.587%, (US0001M + 2.750%), 01/25/2024	150,623	0.0
149,625	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.552%, (US0003M + 3.250%), 09/19/2024	150,981	0.0
245,763	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.377%, (US0003M + 3.500%), 10/22/2024	246,623	0.1
149,250	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.880%, (US0003M + 3.000%), 04/27/2024	149,887	0.0
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 8.627%, (US0003M + 6.750%), 04/27/2025	153,125	0.1
148,005	CH Hold Corp. 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 02/01/2024	149,161	0.0
244,292	Hub International Limited Term Loan B, 4.840%, (US0003M + 3.000%), 10/02/2020	245,819	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

148,500	NFP Corp. Term Loan B, 4.877%, (US0003M + 3.500%), 01/08/2024	149,075	0.0
160,000	Sedgwick Claims Management Services, Inc. 2017 1st Lien Term Loan, 4.444%, (US0003M + 2.750%), 02/26/2021	160,080	0.1
299,611	Sedgwick, Inc. 1st Lien Term Loan, 4.627%, (US0003M + 2.750%), 03/01/2021	299,761	0.1
149,625	USI, Inc. 2017 Repriced Term Loan, 5.302%, (US0003M + 3.000%), 05/16/2024	150,233	0.0
148,125	VF Holding Corp Reprice Term Loan, 5.127%, (US0003M + 3.250%), 06/30/2023	149,514	0.0
		2,602,864	0.7

	Leisure Good/Activities/Movies: 0.5%
149,612	24 Hour Fitness Worldwide, Inc. New Term Loan B, 6.052%, (US0003M + 3.750%), 05/28/2021	150,454	0.0
146,890	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 5.552%, (US0003M + 3.250%), 09/18/2024	148,018	0.0
225,000	Crown Finance US, Inc. 2018 USD Term Loan, 4.377%, (US0003M + 2.500%), 02/28/2025	224,986	0.1
148,877	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 4.877%, (US0003M + 3.000%), 03/08/2024	150,086	0.0
150,062	Fitness International, LLC Term Loan B, 5.377%, (US0003M + 3.250%), 07/01/2020	151,600	0.1
150,000	GVC Holdings PLC 2018 USD Term Loan, 4.812%, (US0003M + 2.500%), 03/15/2024	150,234	0.0
244,403	LTF Merger Sub, Inc. 2017 Term Loan B, 4.734%, (US0003M + 2.750%), 06/10/2022	245,133	0.1
244,342	NEP/NCP Holdco, Inc. Incremental Term Loan, 4.898%, (US0003M + 3.250%), 07/21/2022	245,614	0.1
133,063	SRAM, LLC 2017 Incremental Term Loan, 5.131%, (US0003M + 3.250%), 03/15/2024	133,396	0.0
149,621	UFC Holdings, LLC 1st Lien Term Loan, 5.130%, (US0003M + 3.250%), 08/18/2023	150,627	0.1
130,000	Winnebago Industries, Inc. 2017 Term Loan, 5.547%, (US0003M + 3.500%), 11/08/2023	130,975	0.0
		1,881,123	0.5

	Lodging & Casinos: 0.7%
244,361	Amaya Holdings B.V. Repriced Term Loan B, 5.802%, (US0003M + 3.500%), 08/01/2021	245,873	0.1
149,250	Belmond Interfin Ltd. Dollar Term Loan, 4.627%, (US0003M + 2.750%), 07/03/2024	149,996	0.0
475,000	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.627%, (US0003M + 2.750%), 12/22/2024	478,774	0.1
300,000	CityCenter Holdings, LLC 2017 Term Loan B, 4.377%, (US0003M + 2.500%), 04/18/2024	301,711	0.1
150,000	Eldorado Resorts LLC 2017 Term Loan B, 4.128%, (US0003M + 2.250%), 04/17/2024	150,656	0.1
285,979	ESH Hospitality, Inc. 2017 Term Loan B, 4.127%, (US0003M + 2.250%), 08/30/2023	287,990	0.1
149,250	Everi Payments Inc. Term Loan B, 5.494%, (US0003M + 3.500%), 05/09/2024	150,509	0.0
150,000	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 4.880%, (US0003M + 3.000%), 10/20/2024	150,375	0.0
149,616	La Quinta Intermediate Holdings LLC Term Loan B, 4.470%, (US0003M + 2.750%), 04/14/2021	150,177	0.0
409,001	Scientific Games International, Inc. 2018 Term Loan B5, 4.722%, (US0003M + 2.750%), 08/14/2024	410,983	0.1
300,000	Station Casinos LLC 2016 Term Loan B, 4.380%, (US0003M + 2.500%), 06/08/2023	301,218	0.1
		2,778,262	0.7

	Oil & Gas: 0.2%
150,000	Crestwood Holdings LLC 2018 Term Loan B, 9.186%, (US0003M + 7.500%), 02/28/2023	149,625	0.1
30,056	Lucid Energy Group II LLC 2018 1st Lien Term Loan, 4.786%, (US0003M + 3.000%), 02/17/2025	29,963	0.0
300,000	Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.127%, (US0003M + 3.250%), 10/30/2024	300,750	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

29,020	MEG Energy Corp. 2017 Term Loan B, 5.810%, (US0003M + 3.500%), 12/31/2023	29,081	0.0
104,236	Southcross Energy Partners, L.P. 1st Lien Term Loan, 6.552%, (US0003M + 4.250%), 08/04/2021	102,868	0.0
61,059	Summit Midstream Partners Holdings, LLC Term Loan B, 7.877%, (US0003M + 6.000%), 05/13/2022	61,975	0.0
		674,262	0.2

	Publishing: 0.1%
1,645	McGraw-Hill Global Education Holdings, LLC 2016 Term Loan B, 5.569%, (US0003M + 4.000%), 05/04/2022	1,626	0.0
300,000	Meredith Corporation Term Loan B, 4.877%, (US0003M + 3.250%), 01/31/2025	302,146	0.1
		303,772	0.1

	Radio & Television: 0.4%
117,159	CBS Radio Inc. 2017 Term Loan B, 4.623%, (US0003M + 2.750%), 11/17/2024	117,782	0.0
148,500	A-L Parent LLC 2016 1st Lien Term Loan, 5.130%, (US0003M + 3.250%), 12/01/2023	150,171	0.0
150,000	Lions Gate Entertainment Corp. 2018 Term Loan B, 4.562%, (US0003M + 2.250%), 03/24/2025	150,867	0.1
33,552	Mission Broadcasting, Inc. 2017 Term Loan B2, 4.164%, (US0003M + 2.500%), 01/17/2024	33,703	0.0
260,619	Nexstar Broadcasting, Inc. 2017 Term Loan B2, 4.164%, (US0003M + 2.500%), 01/17/2024	261,792	0.1
420,000	Sinclair Television Group Inc. 2017 Term Loan B, 4.517%, (US0003M + 2.500%), 12/12/2024	422,675	0.1
266,325	Univision Communications Inc. Term Loan C5, 4.627%, (US0003M + 2.750%), 03/15/2024	262,538	0.1
		1,399,528	0.4

	Retailers (Except Food & Drug): 0.4%
149,625	Bass Pro Group, LLC Term Loan B, 6.877%, (US0003M + 5.000%), 09/25/2024	148,372	0.0
173,688	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 5.191%, (US0003M + 3.750%), 02/03/2024	173,767	0.1
149,609	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.377%, (US0003M + 2.500%), 08/18/2023	149,993	0.0
121,078	Jo-Ann Stores, Inc. 2016 Term Loan, 6.551%, (US0003M + 5.000%), 10/20/2023	120,548	0.0
145,425	Leslies Poolmart, Inc. 2016 Term Loan, 5.278%, (US0003M + 3.500%), 08/16/2023	146,425	0.0
215,241	Mens Wearhouse, Inc. (The) Term Loan B, 5.202%, (US0003M + 3.500%), 06/18/2021	216,082	0.1
104,986	National Vision, Inc. 2017 Repriced Term Loan, 4.627%, (US0003M + 2.750%), 11/20/2024	105,150	0.0
150,000	Party City Holdings Inc. 2018 Term Loan B, 4.487%, (US0003M + 2.750%), 08/19/2022	150,771	0.0
245,000	Petco Animal Supplies, Inc. 2017 Term Loan B, 4.772%, (US0003M + 3.000%), 01/26/2023	180,585	0.1
150,000	Shutterfly, Inc. Term Loan B2, 4.767%, (US0003M + 2.750%), 08/17/2024	151,125	0.1
		1,542,818	0.4

	Software: 0.1%
413,299	Almonde, Inc. - Term Loan B 1st Lien, 5.484%, (US0003M + 3.500%), 06/13/2024	413,442	0.1

	Steel: 0.0%
150,000	GrafTech Finance, Inc. 2018 Term Loan B, 5.240%, (US0003M + 3.500%), 02/12/2025	150,188	0.0

	Surface Transport: 0.2%
148,875	AI Mistral Holdco Limited 2017 Term Loan B, 4.877%, (US0003M + 3.000%), 03/09/2024	148,456	0.0
155,000	Navistar International Corporation 2017 1st Lien Term Loan B, 5.210%, (US0003M + 3.500%), 11/06/2024	156,308	0.1
187,864	OSG Bulk Ships, Inc OBS Term Loan, 6.040%, (US0003M + 4.250%), 08/05/2019	181,289	0.1
150,000	PODS, LLC Term Loan B3, 4.711%, (US0003M + 3.000%), 12/06/2024	151,187	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

150,000	XPO Logistics, Inc. 2018 Term Loan B, 3.920%, (US0003M + 2.000%), 02/24/2025	150,722	0.0
		787,962	0.2

	Telecommunications: 0.6%
299,250	Altice Financing SA USD 2017 1st Lien Term Loan, 4.470%, (US0003M + 2.750%), 01/31/2026	294,294	0.1
237,971	Asurion LLC 2017 Term Loan B4, 4.627%, (US0003M + 2.750%), 08/04/2022	239,631	0.1
190,000	Avaya, Inc. Exit Term Loan B, 6.536%, (US0003M + 4.750%), 12/15/2024	191,682	0.1
160,000	CenturyLink, Inc. 2017 Term Loan B, 4.627%, (US0003M + 2.750%), 01/31/2025	157,750	0.1
148,318	Consolidated Communications, Inc. 2016 Term Loan B, 4.880%, (US0003M + 3.000%), 10/04/2023	146,446	0.0
149,140	Global Tel*Link Corporation 1st Lien Term Loan, 6.302%, (US0003M + 4.000%), 05/23/2020	150,134	0.0
150,000	Level 3 Financing Inc. 2017 Term Loan B, 4.111%, (US0003M + 2.250%), 02/22/2024	150,387	0.0
150,000	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.377%, (US0003M + 4.500%), 11/01/2024	151,819	0.0
300,000	Sprint Communications, Inc. 1st Lien Term Loan B, 4.438%, (US0003M + 2.500%), 02/02/2024	300,422	0.1
150,000	Syniverse Holdings, Inc. 2018 1st Lien Term Loan, 6.718%, (US0003M + 5.000%), 03/09/2023	151,992	0.0
225,000	Telenet International Finance S.a.r.l. USD Term Loan AL, 4.277%, (US0003M + 2.500%), 03/01/2026	226,366	0.1
		2,160,923	0.6

	Utilities: 0.4%
375,000	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.377%, (US0003M + 2.500%), 01/15/2025	376,507	0.1
131,783	Dynegy Inc. 2017 Term Loan C2, 4.604%, (US0003M + 2.750%), 02/07/2024	132,772	0.0
	150,000	EFS Cogen Holdings I LLC 2016 Term Loan B, 5.560%, (US0003M + 3.500%), 06/28/2023	151,294	0.1
	138,716	Helix Gen Funding, LLC Term Loan B, 5.627%, (US0003M + 3.750%), 06/02/2024	140,238	0.0
	147,074	Nautilus Power, LLC Term Loan B, 6.127%, (US0003M + 4.250%), 05/16/2024	149,372	0.0
	201,536	TEX Operations Co. LLC Exit Term Loan B, 4.377%, (US0003M + 2.500%), 08/04/2023	203,148	0.1
	35,714	TEX Operations Co. LLC Exit Term Loan C, 4.377%, (US0003M + 2.500%), 08/04/2023	36,000	0.0
	149,622	Vistra Operations Company LLC 2016 Term Loan B2, 4.075%, (US0003M + 2.250%), 12/14/2023	150,704	0.1
			1,340,035	0.4

		Total Bank Loans
		(Cost $55,843,518)	56,114,982	14.8

U.S. TREASURY OBLIGATIONS: 3.8%
			U.S. Treasury Bonds: 0.1%
	292,000	2.750%, 11/15/2047	278,586	0.1
	10,000	3.500%, 02/15/2039	10,972	0.0
			289,558	0.1

			U.S. Treasury Notes: 3.7%
	4,140,000	1.625%, 03/31/2019	4,119,540	1.1
	1,556,000	2.250%, 02/29/2020	1,555,249	0.4
	1,162,000	2.250%, 03/31/2020	1,161,377	0.3
	2,918,000	2.375%, 03/15/2021	2,916,514	0.8
	2,828,000	2.500%, 03/31/2023	2,818,521	0.7
	1,598,000	2.625%, 02/28/2023	1,602,491	0.4
			14,173,692	3.7

		Total U.S. Treasury Obligations
		(Cost $14,444,962)	14,463,250	3.8

FOREIGN GOVERNMENT BONDS: 8.4%
ARS	7,100,000	Republic of Argentina, 21.200%, 09/19/2018	347,767	0.1
	1,075,000	Argentine Republic Government International Bond, 6.875%, 01/26/2027	1,097,575	0.3
CLP	2,500,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	4,162,229	1.1
CLP	1,490,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	2,474,706	0.7
BRL	6,058,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	1,880,167	0.5
BRL	1,115,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2021	354,729	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

BRL	7,838,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	2,479,342	0.7
BRL	4,308,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2025	1,353,746	0.4
	1,000,000		Brazilian Government International Bond, 6.000%, 04/07/2026	1,102,000	0.3
	250,000		Egypt Government International Bond, 7.500%, 01/31/2027	271,167	0.1
EUR	550,000		Hungary Government International Bond, 1.750%, 10/10/2027	691,512	0.2
IDR	12,000,000,000		Indonesia Treasury Bond, 7.500%, 08/15/2032	894,498	0.2
IDR	1,079,000,000		Indonesia Treasury Bond, 8.375%, 09/15/2026	86,700	0.0
IDR	1,153,000,000		Indonesia Treasury Bond, 11.000%, 09/15/2025	104,541	0.0
	500,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	481,320	0.1
MXN	9,000,000		Mexican Bonos, 6.500%, 06/10/2021	485,337	0.1
MXN	12,900,000		Mexican Bonos, 7.750%, 05/29/2031	726,778	0.2
PEN	509,000	(1)	Peru Government Bond, 6.150%, 08/12/2032	174,198	0.0
PEN	1,188,000		Peru Government Bond, 6.900%, 08/12/2037	425,128	0.1
PEN	5,285,000		Peru Government Bond, 6.950%, 08/12/2031	1,933,096	0.5
	750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	743,437	0.2
	500,000		Republic of Ecuador, 7.875%, 01/23/2028	483,225	0.1
EUR	110,000		Romanian Government International Bond, 3.375%, 02/08/2038	135,686	0.0
RUB	10,510,000		Russian Federal Bond - OFZ, 7.000%, 01/25/2023	188,186	0.1
RUB	102,540,000		Russian Federal Bond - OFZ, 7.000%, 08/16/2023	1,832,877	0.5
RUB	84,770,000		Russian Federal Bond - OFZ, 7.500%, 08/18/2021	1,529,212	0.4
RUB	185,536,000		Russian Federal Bond - OFZ, 7.600%, 07/20/2022	3,385,848	0.9
RUB	63,500,000		Russian Federal Bond - OFZ, 8.500%, 09/17/2031	1,245,936	0.3
TRY	822,000		Turkey Government Bond, 9.200%, 09/22/2021	184,181	0.1
450,000		Ukraine Government International Bond, 7.375%, 09/25/2032	435,150	0.1

	Total Foreign Government Bonds
	(Cost $31,346,961)		31,690,274	8.4

ASSET-BACKED SECURITIES: 15.1%
		Automobile Asset-Backed Securities: 0.1%
166,000		Santander Drive Auto Receivables Trust 2015-1 D, 3.240%, 04/15/2021	166,829	0.1

		Home Equity Asset-Backed Securities: 0.8%
621,673		GSAA Home Equity Trust 2006-3 A3, 2.172%, (US0001M + 0.300%), 03/25/2036	468,723	0.1
896,528		GSAA Home Equity Trust 2006-4 4A3, 3.591%, 03/25/2036	748,083	0.2
1,376,190		GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	951,641	0.3
1,041,978		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.102%, (US0001M + 0.230%), 02/25/2037	949,961	0.2
			3,118,408	0.8

		Other Asset-Backed Securities: 12.7%
190,000	(1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.722%, (US0003M + 2.000%), 10/15/2027	190,831	0.0
140,000	(1)	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/2045	148,571	0.0
130,000	(1)	Apidos CLO XI 2012-11A BR, 3.681%, (US0003M + 1.950%), 01/17/2028	130,466	0.0
120,000	(1)	Apidos CLO XVII 2014-17A A2R, 3.581%, (US0003M + 1.850%), 04/17/2026	120,033	0.0
200,000	(1)	Apidos CLO XVII 2014-17A BR, 4.231%, (US0003M + 2.500%), 04/17/2026	200,086	0.0
500,000	(1)	Ares XXIX CLO Ltd. 2014-1A BR, 4.022%, (US0003M + 2.300%), 04/17/2026	500,177	0.1
1,350,000	(1)	ArrowMark Colorado Holdings 2017-7A C, 3.504%, (US0003M + 1.900%), 07/15/2030	1,353,402	0.3
1,250,000	(1)	Atrium CDO Corp. 12A DR, 4.545%, (US0003M + 2.800%), 04/22/2027	1,249,996	0.3
1,500,000	(1)	Atrium XIII 13A C, 3.241%, (US0003M + 1.800%), 11/21/2030	1,507,950	0.4
250,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.095%, (US0003M + 2.350%), 04/25/2026	250,173	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

1,500,000	(1)	Babson CLO Ltd. 2013-IIA C, 4.984%, (US0003M + 3.250%), 01/18/2025	1,500,798	0.4
250,000	(1)	Babson CLO Ltd. 2014-IA BR, 3.945%, (US0003M + 2.200%), 07/20/2025	250,103	0.1
750,000	(1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA BR, 3.284%, (US0003M + 1.550%), 07/18/2027	749,100	0.2
500,000	(1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 4.134%, (US0003M + 2.400%), 07/18/2027	499,998	0.1
250,000	(1)	Blue Hill CLO Ltd. 2013-1A C1R, 4.122%, (US0003M + 2.400%), 01/15/2026	250,033	0.1
280,000	(1)	BlueMountain CLO 2012-2A BR, 3.785%, (US0003M + 1.900%), 11/20/2028	281,079	0.1
1,000,000	(1)	BlueMountain CLO 2013-2A CR, 3.695%, (US0003M + 1.950%), 10/22/2030	996,343	0.3
1,000,000	(1)	BlueMountain CLO 2014-2A DR, 4.745%, (US0003M + 3.000%), 07/20/2026	1,000,589	0.3
180,000	(1)	BlueMountain CLO 2014-4A B1R, 3.834%, (US0003M + 1.850%), 11/30/2026	180,166	0.0
160,000	(1)	BlueMountain CLO 2014-4A CR, 4.534%, (US0003M + 2.550%), 11/30/2026	160,694	0.0
1,000,000	(1)	BlueMountain CLO 2013-3A DR, 4.660%, (US0003M + 2.900%), 10/29/2025	1,000,503	0.3
350,000	(1)	Bristol Park CLO Ltd. 2016-1A B, 3.622%, (US0003M + 1.900%), 04/15/2029	352,230	0.1
150,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.645%, (US0003M + 1.900%), 01/20/2029	150,732	0.0
250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.910%, (US0003M + 2.150%), 07/27/2026	250,126	0.1
250,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 4.407%, (US0003M + 2.350%), 06/09/2030	251,175	0.1
500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.995%, (US0003M + 2.250%), 07/23/2030	501,044	0.1
600,000	(1)	CIFC Funding 2013-2A A3LR, 3.684%, (US0003M + 1.950%), 10/18/2030	605,025	0.2
1,000,000	(1)	CIFC Funding 2014-3A DR, 4.895%, (US0003M + 3.150%), 07/22/2026	1,000,493	0.3
250,000	(1)	CIFC Funding 2017-2A C, 4.095%, (US0003M + 2.350%), 04/20/2030	251,706	0.1
1,400,000	(1)	CIFC Funding 2017-5A A1, 2.543%, (US0003M + 1.180%), 11/16/2030	1,410,902	0.4
1,100,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.577%, (US0001M + 0.705%), 09/25/2035	1,050,075	0.3
1,094,500	(1)	Domino's Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,108,245	0.3
280,000	(1)	Dryden 33 Senior Loan Fund 2014-33A BR, 3.572%, (US0003M + 1.850%), 10/15/2028	281,223	0.1
250,000	(1)	Dryden Senior Loan Fund 2014-34A CR, 3.872%, (US0003M + 2.150%), 10/15/2026	250,887	0.1
250,000	(1)	Dryden Senior Loan Fund 2017-47A C, 3.922%, (US0003M + 2.200%), 04/15/2028	251,809	0.1
600,000	(1)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.570%, (US0003M + 1.850%), 10/15/2027	601,011	0.2
1,150,000	(1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 4.720%, (US0003M + 3.000%), 10/15/2027	1,153,050	0.3
250,000	(1)	Flatiron CLO Ltd. 2013-1A A2R, 3.381%, (US0003M + 1.650%), 01/17/2026	250,037	0.1
250,000	(1)	Flatiron CLO Ltd. 2013-1A BR, 4.081%, (US0003M + 2.350%), 01/17/2026	250,082	0.1
550,000	(1)	Gilbert Park CLO Ltd. 2017-1A C, 3.315%, (US0003M + 1.950%), 10/15/2030	551,652	0.1
100,000	(1)	Invitation Homes Trust 2014-SFR2 E, 4.958%, (US0001M + 3.150%), 06/17/2032	100,338	0.0
250,000	(1)	Jay Park CLO Ltd. 2016-1A B, 4.145%, (US0003M + 2.400%), 10/20/2027	251,129	0.1
250,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR, 3.889%, (US0003M + 2.150%), 01/19/2025	250,128	0.1
1,700,000	(1)	Neuberger Berman Loan Advisers CLO 2017-26A C, 3.142%, (US0003M + 1.750%), 10/18/2030	1,700,741	0.4
700,000	(1)	Ocean Trails CLO IV 2013-4A DR, 4.820%, (US0003M + 3.000%), 08/13/2025	700,869	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

600,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 3.251%, (US0003M + 1.850%), 01/20/2031	599,986	0.1
250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.822%, (US0003M + 2.100%), 04/15/2026	250,022	0.1
500,000	(1)	Octagon Investment Partners XVI Ltd. 2013-1A D, 5.081%, (US0003M + 3.350%), 07/17/2025	500,215	0.1
1,545,000	(1)	OHA Credit Partners IX Ltd 2013-9A DR, 5.045%, (US0003M + 3.300%), 10/20/2025	1,546,191	0.4
1,500,000	(1)	OHA Credit Partners XIV Ltd. 2017-14A C, 3.383%, (US0003M + 1.800%), 01/21/2030	1,493,316	0.4
1,080,000	(1)	OHA Loan Funding Ltd. 2015-1A BR, 3.639%, (US0003M + 1.800%), 08/15/2029	1,083,394	0.3
340,000	(1)	OHA Loan Funding Ltd. 2016-1A B1, 3.545%, (US0003M + 1.800%), 01/20/2028	341,381	0.1
300,000	(1)	Palmer Square CLO 2013-2A BR Ltd., 3.981%, (US0003M + 2.250%), 10/17/2027	301,131	0.1
500,000	(1)	Palmer Square CLO 2015-1A BR Ltd., 4.442%, (US0003M + 2.550%), 05/21/2029	503,654	0.1
300,000	(1)	Palmer Square CLO 2015-2A BR Ltd., 4.145%, (US0003M + 2.400%), 07/20/2030	302,552	0.1
685,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 6.572%, (US0003M + 4.850%), 10/15/2025	675,061	0.2
1,000,000	(1)	Palmer Square Loan Funding 2018-1A D Ltd., 6.173%, (US0003M + 3.950%), 04/15/2026	999,977	0.3
1,000,000	(1)	Palmer Square Loan Funding 2018-1A E Ltd., 8.123%, (US0003M + 5.900%), 04/15/2026	999,960	0.3
1,500,000	(1),(9)	Palmer Square Loan Funding 2018-2A C Ltd., 4.310%, (US0003M + 1.950%), 07/15/2026	1,500,000	0.4
400,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/2032	402,393	0.1
531,000	(1)	Recette CLO Ltd. 2015-1A CR, 3.445%, (US0003M + 1.700%), 10/20/2027	531,236	0.1
670,000	(1)	Recette CLO Ltd. 2015-1A DR, 4.495%, (US0003M + 2.750%), 10/20/2027	670,050	0.2
800,000	(1)	Shackleton 2014-5A D CLO Ltd., 5.194%, (US0003M + 3.400%), 05/07/2026	800,106	0.2
120,000	(1)	Symphony CLO Ltd. 2016-18A B, 3.545%, (US0003M + 1.800%), 01/23/2028	120,621	0.0
1,000,000	(1)	TCI-Flatiron Clo 2017-1A C Ltd., 3.477%, (US0003M + 1.850%), 11/17/2030	999,946	0.3
250,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 3.945%, (US0003M + 2.200%), 10/20/2026	250,103	0.1
500,000	(1)	THL Credit Wind River 2013-2A CR CLO Ltd., 3.734%, (US0003M + 2.000%), 10/18/2030	501,513	0.1
350,000	(1)	THL Credit Wind River 2017-1A C CLO Ltd., 4.034%, (US0003M + 2.300%), 04/18/2029	352,366	0.1
300,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 2.975%, (US0003M + 1.230%), 07/20/2030	301,793	0.1
1,350,000	(1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.635%, (US0003M + 1.750%), 11/20/2030	1,350,189	0.3
2,000,000	(1)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	2,024,944	0.5
600,000	(1)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	569,709	0.1
2,000,000	(1)	West CLO 2014-2A BR Ltd., 3.472%, (US0003M + 1.750%), 01/16/2027	2,000,026	0.5
			48,017,635	12.7

		Student Loan Asset-Backed Securities: 1.5%
745,490	(1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	698,018	0.2
1,000,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	972,263	0.2
1,000,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	948,220	0.2
1,000,000	(1)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,000,047	0.3
1,000,000	(1)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	991,259	0.3
1,000,000	(1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	989,157	0.3
			5,598,964	1.5

	Total Asset-Backed Securities
	(Cost $56,676,620)		56,901,836	15.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

COMMERCIAL MORTGAGE-BACKED SECURITIES: 19.0%
5,320,000	(1)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	3,535,130	0.9
5,320,000	(1),(5)	BANK 2017-BNK4 XE, 1.473%, 05/15/2050	544,954	0.1
1,600,000	(1)	BANK 2017-BNK6 E, 2.656%, 07/15/2060	936,340	0.2
1,000,000	(1)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.213%, 11/26/2047	828,321	0.2
2,670,000	(1)	BAMLL Re-REMIC Trust 2016-FRR13 B, 1.990%, 08/27/2045	2,205,770	0.6
1,458,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 F, 5.760%, 04/12/2038	1,508,893	0.4
500,000	(1)	BXMT 2017-FL1 C Ltd., 3.736%, (US0001M + 1.950%), 06/15/2035	504,413	0.1
1,500,000	(1)	BXMT 2017-FL1 D Ltd., 4.486%, (US0001M + 2.700%), 06/15/2035	1,514,659	0.4
8,303,961	(5)	CD 2016-CD1 Mortgage Trust XA, 1.434%, 08/10/2049	723,734	0.2
14,660,000	(1),(5)	CD 2016-CD1 Mortgage Trust XB, 0.683%, 08/10/2049	752,564	0.2
1,000,000	(1)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.103%, 11/10/2046	946,982	0.2
980,000	(1)	Citigroup Commercial Mortgage Trust 2018-TBR E, 4.577%, (US0001M + 2.800%), 12/15/2036	984,542	0.3
4,132,513	(5)	COMM 2012-CR1 XA, 1.876%, 05/15/2045	256,078	0.1
11,644,540	(5)	COMM 2012-CR3 XA, 1.883%, 10/15/2045	810,553	0.2
994,561	(5)	COMM 2012-CR4 XA, 1.794%, 10/15/2045	58,992	0.0
7,432,267	(1),(5)	COMM 2012-LTRT XA, 0.995%, 10/05/2030	250,044	0.1
6,254,964	(5)	COMM 2014-UBS3 XA, 1.294%, 06/10/2047	312,360	0.1
7,177,394	(5)	COMM 2016-COR1 XA, 1.478%, 10/10/2049	622,358	0.2
2,853,901	(5)	COMM 2016-CR28 XA, 0.541%, 02/10/2049	111,936	0.0
1,000,000		COMM 2017-COR2 C, 4.563%, 09/10/2050	1,008,854	0.3
21,626,006	(5)	COMM 2017-COR2 XA, 1.184%, 09/10/2050	1,865,632	0.5
2,962,000	(1)	Core Industrial Trust 2015-TEXW E, 3.849%, 02/10/2034	2,928,771	0.8
8,288	(1)	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/2036	8,396	0.0
501,108		Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 F, 5.100%, 08/15/2038	505,481	0.1
13,168,701	(5)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.902%, 09/15/2050	652,186	0.2
3,170,000	(1)	DBJPM 16-C3 F Mortgage Trust, 4.244%, 09/10/2049	2,162,000	0.6
3,560,000	(1)	DBJPM 16-C3 G Mortgage Trust, 4.244%, 09/10/2049	1,676,570	0.4
6,668,045	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.374%, 02/25/2020	617,290	0.2
13,450,000	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.578%, 12/25/2043	824,617	0.2
17,047,968	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.206%, 02/25/2042	1,563,805	0.4
23,882,837	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X1, 1.521%, 10/25/2021	1,038,930	0.3
19,240,000	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.578%, 11/25/2041	1,604,528	0.4
10,470,000	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.792%, 12/25/2041	870,996	0.2
2,052,779	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.973%, 08/25/2018	5,904	0.0
48,321,960	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X3, 1.701%, 04/25/2045	799,376	0.2
8,937,711	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.018%, 02/25/2041	504,030	0.1
716,864	(1),(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	2,072	0.0
2,500,000	(1)	FREMF Mortgage Trust 2012-K706 P, 4.428%, 11/25/2044	2,479,788	0.7
203,197,429	(1),(5)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	460,263	0.1
1,010,000	(1)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	830,984	0.2
8,490,000	(1),(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/2047	122,653	0.0
140,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.346%, 06/12/2041	139,927	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

500,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.541%, 07/15/2046	523,894	0.1
5,971,745	(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.653%, 06/15/2045	257,609	0.1
1,000,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	772,032	0.2
1,000,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.053%, 01/15/2046	944,557	0.2
1,740,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	1,331,006	0.3
34,109,990	(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.093%, 07/15/2047	1,242,439	0.3
1,000,000	(1)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.081%, 11/15/2045	972,103	0.3
486,024	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/2047	481,409	0.1
21,680,094	(5)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 0.917%, 10/15/2050	1,421,306	0.4
2,345		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/2040	2,354	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	981,214	0.3
760,000	(1)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/2040	773,501	0.2
25,108,764	(1),(5)	LCCM 2017-LC26 XA, 1.485%, 07/12/2050	2,471,908	0.6
2,352,405	(1),(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.233%, 03/10/2050	114,688	0.0
990,960	(1)	Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/2041	993,218	0.3
428,769		ML-CFC Commercial Mortgage Trust 2006-1 B, 5.840%, 02/12/2039	428,053	0.1
13,779,216	(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 1.083%, 11/15/2046	587,055	0.2
14,572,279	(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.120%, 12/15/2047	654,256	0.2
1,660,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 E, 4.891%, 04/15/2047	1,400,361	0.4
1,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.462%, 02/15/2048	978,178	0.3
15,917,742	(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.832%, 11/15/2052	940,161	0.2
270,000	(1)	Morgan Stanley Capital I Trust 2011-C1 D, 5.427%, 09/15/2047	281,202	0.1
3,519,000	(1)	PFP 2017-4 E Ltd., 6.627%, (US0001M + 4.850%), 07/14/2035	3,643,379	1.0
1,000,000	(1)	UBS Commercial Mortgage Trust 2017-C5, 4.322%, 11/15/2050	918,498	0.2
226,304	(1)	Velocity Commercial Capital Loan Trust 2014-1 A, 3.621%, (US0001M + 2.000%), 09/25/2044	226,304	0.1
1,600,000	(1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	1,026,112	0.3
1,120,000	(1)	Wells Fargo Commercial Mortgage Trust 2017-C40 D, 2.700%, 10/15/2050	833,863	0.2
21,117,940	(5)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.998%, 10/15/2050	1,416,232	0.4
2,500,000	(1)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 3.933%, (US0001M + 2.157%), 12/15/2036	2,498,847	0.7
1,060,000	(1),(6),(7)	Wells Fargo Re-REMIC Trust 2013-FRR1 B706, 0.000%, 12/27/2043	1,017,917	0.3
411,503	(1),(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.849%, 08/15/2045	25,793	0.0
3,399,026	(1),(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.910%, 11/15/2045	239,518	0.1
760,000	(1)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.272%, 03/15/2045	583,258	0.2
1,200,000	(1)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.272%, 03/15/2045	462,531	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2018 (continued)

6,018,702	(1),(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.279%, 03/15/2048	291,117	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $71,823,585)		71,817,549	19.0

	Total Long-Term Investments
	(Cost $323,738,431)		326,014,194	86.3

SHORT-TERM INVESTMENTS: 14.4%
		Securities Lending Collateral(10): 0.8%
169,609		Bank of Montreal, Repurchase Agreement dated 03/29/18, 1.76%, due 04/02/18 (Repurchase Amount $169,642, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $173,001, due 04/26/18-09/09/49)	169,609	0.0
1,000,000		Daiwa Capital Markets, Repurchase Agreement dated 03/29/18, 1.81%, due 04/02/18 (Repurchase Amount $1,000,198, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 04/30/18-12/01/51)	1,000,000	0.2
1,000,000		Jefferies LLC, Repurchase Agreement dated 03/29/18, 1.84%, due 04/02/18 (Repurchase Amount $1,000,202, collateralized by various U.S. Government Agency Obligations, 2.500%-6.000%, Market Value plus accrued interest $1,020,008, due 03/01/37-06/15/60)	1,000,000	0.3
1,000,000		Nomura Securities, Repurchase Agreement dated 03/29/18, 1.82%, due 04/02/18 (Repurchase Amount $1,000,199, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 04/02/18-02/20/68)	1,000,000	0.3
			3,169,609	0.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 13.6%
51,373,486	(11)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.550%
		(Cost $51,373,486)	51,373,486	13.6

	Total Short-Term Investments
	(Cost $54,543,095)		54,543,095	14.4

	Total Investments in Securities (Cost $378,281,526)		$380,557,289	100.7
	Liabilities in Excess of Other Assets		(2,676,427)	(0.7)
	Net Assets		$377,880,862	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(4)	Step Bond. Interest rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Rate shown is the rate in effect as of March 31, 2018.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2018.
(7)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(8)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(9)	Settlement is on a when-issued or delayed-delivery basis.
(10)	Represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of March 31, 2018.

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
EUR	EU Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
TRY	Turkish New Lira

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2018